As filed with the U.S. Securities and Exchange Commission on May 21, 2013

Securities Act File No. 33-43446

Investment Company Act File No. 811-06444

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 273	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 273

(Check appropriate box or boxes)

Legg Mason Partners Equity Trust

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue, 49th Floor, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (877) 721-1926

Robert I. Frenkel

Legg Mason Partners Equity Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Benjamin J. Haskin, Esq.

Willkie Farr & Gallagher LLP

1875 K Street, N.W.

Washington, D.C. 20006

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on June 1, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates solely to Legg Mason Dynamic Multi-Strategy Fund, Legg Mason Investment Counsel Social Awareness Fund, Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50% and Legg Mason Lifestyle Allocation 30%.

June 1, 2013

Prospectus

Legg Mason

Dynamic

Multi-Strategy

Fund

Class : Ticker Symbol

A :	LDFAX
C :	—
FI :	—
R	: —
I :	—
IS :	—

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Legg Mason Dynamic Multi-Strategy Fund

Investment objectives

The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The fund will seek to reduce volatility as a secondary objective.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 30 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 67 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	1.00	None	None	None	None
Small account fee[1]	$15	$15	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.45	0.45	0.45	0.45	0.45	0.45
Distribution and service (12b-1) fees	0.25	1.00	0.25	0.50	None	None
Other expenses	3.92	3.95[2]	4.00[2]	4.00[2]	3.90[2]	3.80[2]
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.43	0.43	0.43	0.43	0.43	0.43
Total annual fund operating expenses[3]	5.05	5.83	5.13	5.38	4.78	4.68
Fees waived and/or expenses reimbursed[4]	(3.60)	(3.63)	(3.68)	(3.63)	(3.63)	(3.63)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.45	2.20	1.45	1.75	1.15	1.05

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class C, Class FI, Class R, Class I and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the Prospectus and in the fund’s shareholder reports, because the ratios in the financial highlights tables reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

[4]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class FI shares, 1.75% for Class R shares, 1.15% for Class I shares and 1.05% for Class IS shares. These arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Legg Mason Dynamic Multi-Strategy Fund	3

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	714	1,699	2,683	5,140
Class C (with redemption at end of period)	323	1,412	2,581	5,419
Class C (without redemption at end of period)	223	1,412	2,581	5,419
Class FI (with or without redemption at end of period)	148	1,209	2,267	4,900
Class R (with or without redemption at end of period)	178	1,284	2,382	5,092
Class I (with or without redemption at end of period)	117	1,112	2,111	4,629
Class IS (with or without redemption at end of period)	107	1,083	2,065	4,549

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the period from June 29, 2012 to January 31, 2013, the fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal investment strategies

The fund is a fund of funds—it invests primarily in other funds. These underlying funds are open-end funds managed by the manager or its affiliates, or exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers. Legg Mason Global Asset Allocation, LLC (“LMGAA”), one of the fund’s subadvisers, is responsible for implementation of the fund’s overall asset allocation and the Dynamic Risk Management strategy described below. Western Asset Management Company (“Western Asset”), the fund’s other subadviser, is responsible for the fund’s Event Risk Management strategy described below and manages the fund’s cash and short-term instruments.

The fund seeks to achieve its objectives by investing in a broad range of asset classes and investment styles, combined with multiple layers of risk management strategies.

Target allocation

The fund’s target allocation for long-term investments (the “Target Allocation”) is 70% in equity funds and 30% in fixed income funds that are not money market funds (“long-term fixed income funds”). While changes to the Target Allocation are not expected to be frequent or substantial, the fund’s Target Allocation may range from 60% of its net assets in equity funds and 40% of its net assets in long-term fixed income funds to 75% of its net assets in equity funds and 25% of its net assets in long-term fixed income funds as, in LMGAA’s opinion, market conditions warrant. As of January 31, 2013, the fund’s allocation to long-term investments was approximately 70% in equity funds and 30% in long-term fixed income funds.

The underlying funds have a variety of investment styles and focuses. The underlying equity funds include large, mid and small cap funds, growth and value-oriented funds, international funds and ETFs that are based on equity indexes. The underlying long-term fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, securities rated below investment grade (commonly known as “junk bonds”) and ETFs that are based on fixed income indexes. As of January 31, 2013, approximately 25% of the fund’s net assets were allocated to international funds (although certain other underlying funds may invest in foreign securities). LMGAA may invest the fund’s assets in underlying Legg Mason-affiliated funds that have a limited performance history.

In addition to these long-term investments, the fund may invest in short-term defensive instruments, including money market funds, Treasury bills and cash, and may enter into derivative transactions involving options, futures and swaps as a part of its risk management strategies.

4	Legg Mason Dynamic Multi-Strategy Fund

Principal investment strategies cont’d

Risk management

LMGAA will implement a combination of risk management strategies that will attempt to reduce downside volatility within the fund. These strategies include Dynamic Risk Management and Event Risk Management, as described below. Through both strategies, the fund gives up some of the potential for high total return that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.

Dynamic Risk Management. The Dynamic Risk Management strategy seeks to reduce the fund’s market risk exposure and volatility. As frequently as daily, the Dynamic Risk Management strategy may increase the fund’s exposure to short-term defensive instruments in response to certain levels of negative fund performance. At other times, Dynamic Risk Management may decrease the fund’s exposure to short-term defensive instruments and increase its exposure to equity funds and long-term fixed income funds in order to return to the fund’s Target Allocation in response to certain levels of positive fund performance. The maximum daily allocation to short-term defensive instruments will be 95% of the fund’s net assets. As of January 31, 2013, the fund had less than 1% of its net assets allocated to short-term defensive instruments.

In response to certain levels of negative fund performance, LMGAA may increase the fund’s exposure to short-term defensive instruments (“de-risking”) based on a formula that takes into account the fund’s current NAV, macro-economic conditions, and the fund’s underlying volatility. In order to implement this strategy, LMGAA anticipates that it will initially attempt to sell shares of ETFs and other liquid securities or engage in short sale transactions involving index options and index futures contracts. Then, LMGAA would redeem underlying open-end mutual fund shares as needed. In response to certain levels of positive fund performance, the fund may purchase ETFs or underlying open-end mutual fund shares or cover short futures positions (when the fund is not managed strictly according to the standard Target Allocation). LMGAA, in its discretion, will determine the levels and timing for Dynamic Risk Management. If LMGAA determines that de-risking is no longer appropriate, the fund will reverse this process, sell short-term defensive instruments and purchase equity funds and long-term fixed income funds in accordance with the fund’s Target Allocation.

LMGAA may from time to time make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. LMGAA may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, LMGAA will examine relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow.

Event Risk Management. The Event Risk Management strategy seeks to reduce the impact to the fund of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads. As of January 31, 2013, the fund had less than 1% of its net assets invested in this strategy (as measured by the premiums paid on options or initial margin on futures contracts).

However, the fund may invest up to 7% of its net assets at the time of purchase in this strategy (as measured by the premiums paid on options or initial margin on futures contracts). If the fund’s holdings in this strategy increase in value to over 7% of its net assets as a result of market movements, the fund will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 7% of its net assets. The value of the fund’s assets invested in this strategy may be substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the fund has engaged in “de-risking,” the fund’s net asset value could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the fund has engaged in “de-risking,” the fund’s net asset value could increase even if the broader markets fall in value.

Western Asset’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the fund will implement the Event Risk Management strategy through investments in options, futures, swaps or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements, there may be times

Legg Mason Dynamic Multi-Strategy Fund	5

when the investment and transaction costs related to hedging will result in losses to the fund. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objectives. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Affiliated funds risk. The fund’s manager serves as manager of certain underlying funds and is affiliated with the manager of other underlying funds. In addition, the fund may invest in certain underlying funds for which LMGAA or Western Asset serves as an adviser. It is possible that a conflict of interest among the fund and the underlying funds could affect how the fund’s manager, LMGAA or Western Asset fulfills its fiduciary duty to the fund and the underlying funds. For example, LMGAA may have an incentive to allocate the fund’s assets or to maintain the fund’s allocation to those funds for which the fees paid to the manager or a subadviser are higher than the fees paid by other underlying funds or to those funds for which a subadviser serves as an adviser. However, the fund has adopted procedures to mitigate these concerns.

In order to implement the Dynamic Risk Management strategy, LMGAA anticipates that it will initially sell shares the fund holds in ETFs and other liquid securities or engage in short sale transactions involving index options and index futures contracts. Then, LMGAA would redeem shares of underlying open-end mutual funds as needed. As a result, there may be conflicts of interest if unaffiliated ETFs are sold before affiliated underlying open-end mutual funds.

Allocation risk. The fund’s ability to achieve its investment objectives depends upon LMGAA’s skill in determining the fund’s asset class allocation, creating and applying formulas for de-risking or ending de-risking, determining when to engage in Event Risk Management and in selecting the best mix of underlying funds. The value of your investment may decrease if LMGAA’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect.

In implementing the Dynamic Risk Management or Event Risk Management strategies, the fund will be subject to heightened allocation risk, as LMGAA will have discretion in determining the fund’s asset class allocation. If the fund increases its exposure to short-term defensive instruments at inopportune times or for extended periods of time, the fund may experience lower performance and greater losses.

Cash management and defensive investing risk. In implementing the Dynamic Risk Management strategy, the fund may have significant exposure to short-term defensive instruments, which typically will include Treasury bills, money market funds and cash. The fund may also engage in short sale transactions involving index options and index futures contracts. The value of these investments held by the fund can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash. If the fund has a significant amount of exposure to short-term defensive instruments or the fund sells index options or index futures contracts short, it may not achieve high total returns.

Derivatives risk. Using derivatives may have a leveraging effect, which may result in a disproportionate increase in fund losses on the investment, and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Derivatives used for hedging purposes may have an imperfect correlation to the assets held by the fund and may not adequately protect against losses in or may result in greater losses for the fund’s portfolio.

Dynamic Risk Management strategy risk. In implementing the Dynamic Risk Management strategy, LMGAA anticipates that it will initially sell shares the fund holds in ETFs and other liquid

6	Legg Mason Dynamic Multi-Strategy Fund

Certain risks cont’d

securities or engage in short sale transactions involving index options and index futures contracts. Then, LMGAA would redeem shares of underlying open-end mutual funds as needed. As a result, the fund’s assets may be more concentrated in its underlying mutual fund holdings. In addition, during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs. Therefore, selling shares of ETFs during periods of market volatility may result in greater losses than redeeming open-end mutual fund holdings. Similarly, the use of derivatives may cause the fund to experience greater losses than redeeming mutual fund holdings. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance. There is no guarantee that the Dynamic Risk Management strategy will work and shareholders should evaluate their ability to invest for the long-term, especially during periods of downturn in the market.

Event Risk Management strategy risk. The Event Risk Management strategy may involve entering into transactions involving options, futures and swaps that are expected to increase in value during the occurrence of certain market events. An instrument used to hedge market event risk could lose all or a portion of its value even in a period of severe market stress. Implementation of the strategy may result in the fund holding options, futures and swaps positions that take contradictory views on market movements. The costs of purchasing and selling these instruments may reduce the fund’s return. The fund may not be able to close out a position at the desired time or price. There is no guarantee that the Event Risk Management strategy will work and shareholders should evaluate their ability to invest for the long term, especially during periods of downturn in the market.

Tax risk. The fund’s hedging strategy may result in the fund deferring, possibly indefinitely, certain of its realized losses for U.S. federal income tax purposes, potentially increasing the amount of the fund’s taxable distributions paid to shareholders.

Short sales risk. A short sale of a security or other instrument involves the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the time of the short sale and the time the fund replaces the borrowed security or other instrument, the fund will realize a loss. Short sales involve the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the fund and may not adequately protect against losses in or may result in greater losses for the fund’s portfolio.

Segregated assets risk. In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the fund may be required to maintain a segregated amount of cash or liquid securities to cover the position. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that segregation of a large percentage of the fund’s assets, in some circumstances, may limit the subadvisers’ flexibility.

Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity, long-term fixed income and short-term defensive instruments). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time and the percentage of the fund’s assets invested in various underlying funds, the fund’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

Fund of funds risk. Your cost of investing in the fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An underlying fund may change its investment objective or policies without the fund’s approval, which could force the fund to withdraw its investment from such underlying fund at a time that is unfavorable to the fund. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s or underlying fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund or underlying fund fall, the value of your investment in

Legg Mason Dynamic Multi-Strategy Fund	7

the fund will decline. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an underlying fund’s investment in that issuer. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. An underlying fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Small and medium capitalization company risk. An underlying fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices an underlying fund’s adviser believes appropriate and may offer greater potential for losses.

Liquidity risk. Some assets or derivatives held or sold by the fund or an underlying fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid assets or derivatives may also be difficult to value. If the fund or an underlying fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund or an underlying fund may be forced to sell at a loss.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that stocks may remain undervalued. An underlying fund may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries and, indirectly, the fund’s exposure to those factors.

Foreign investments risk. The fund or an underlying fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund or an underlying fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund or an underlying fund’s investments may decline because of factors affecting the particular issuer as

8	Legg Mason Dynamic Multi-Strategy Fund

Certain risks cont’d

well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Exchange-traded funds (ETFs) risk. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based and will expose the fund to risks similar to those of investing directly in those securities. Shares of ETFs are traded on an exchange and may trade at either a premium or discount to NAV. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Valuation risk. The sales price the fund or an underlying fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities or other instruments that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund or an underlying fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund or the underlying fund had not fair-valued the security or had used a different valuation methodology.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets are lower than estimated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

These risks are discussed in more detail later in this Prospectus or in the SAI.

Legg Mason Dynamic Multi-Strategy Fund	9

Performance

The fund has not yet operated for a full calendar year. Once the fund has a performance record of at least one calendar year, a bar chart and performance table will be included in this Prospectus.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadvisers: Legg Mason Global Asset Allocation, LLC (“LMGAA”) and Western Asset Management Company (“Western Asset”)

Portfolio managers

LMGAA: Steven Bleiberg, Y. Wayne Lin and Patricia Duffy. Mr. Bleiberg (President and Chief Investment Officer of LMGAA), Mr. Lin (Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager of LMGAA) and Ms. Duffy (Senior Analyst and Portfolio Manager of LMGAA) have been portfolio managers for the fund since its inception.

Western Asset: Stephen A. Walsh and Prashant Chandran. Mr. Walsh and Mr. Chandran have been part of the portfolio management team for the fund since its inception. These investment professionals work together with a broader investment management team. It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class R	Class I	Class IS
General	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	1 million/None*	N/A
IRAs	250/50	250/50	N/A	N/A	1 million/None*	N/A
SIMPLE IRAs	None/None	None/None	N/A	N/A	1 million/None*	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A	1 million/None*	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	N/A	None/None	N/A
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None	N/A
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	1 million/None*	N/A
Institutional Investors	1,000/50	1,000/50	N/A	N/A	1 million/None	1 million/None

*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

10	Legg Mason Dynamic Multi-Strategy Fund

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Legg Mason Dynamic Multi-Strategy Fund	11

More on the fund’s investment strategies, investments and risks

The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The fund will seek to reduce volatility as a secondary objective.

The fund is a fund of funds—it invests primarily in other funds. These underlying funds are open-end funds managed by the manager or its affiliates, or exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers. Legg Mason Global Asset Allocation, LLC (“LMGAA”), one of the fund’s subadvisers, is responsible for implementation of the fund’s overall asset allocation and the Dynamic Risk Management strategy described below. Western Asset Management Company (“Western Asset”), the fund’s other subadviser, is responsible for the fund’s Event Risk Management strategy described below and manages the fund’s cash and short-term instruments.

The fund seeks to achieve its objectives by investing in a broad range of asset classes and investment styles, combined with multiple layers of risk management strategies.

Target allocation

The fund’s target allocation for long-term investments (the “Target Allocation”) is 70% in equity funds and 30% in fixed income funds that are not money market funds (“long-term fixed income funds”). While changes to the Target Allocation are not expected to be frequent or substantial, the fund’s Target Allocation may range from 60% of its net assets in equity funds and 40% of its net assets in long-term fixed income funds to 75% of its net assets in equity funds and 25% of its net assets in long-term fixed income funds as, in LMGAA’s opinion, market conditions warrant. As of January 31, 2013, the fund’s allocation to long-term investments was 70% in equity funds and 30% in long-term fixed income funds.

The underlying funds have a variety of investment styles and focuses. The underlying equity funds include large, mid and small cap funds, growth and value-oriented funds, international funds and ETFs that are based on equity indexes. The underlying long-term fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, securities rated below investment grade (commonly known as “junk bonds”) and ETFs that are based on fixed income indexes. As of January 31, 2013, 25% of the fund’s net assets were allocated to international funds (although certain other underlying funds may invest in foreign securities). LMGAA may invest the fund’s assets in underlying Legg Mason-affiliated funds that have a limited performance history.

In addition to these long-term investments, the fund may invest in short-term defensive instruments, including money market funds, Treasury bills and cash, and may enter into derivative transactions involving options, futures and swaps as part of its risk management strategies.

Risk management

LMGAA will implement a combination of risk management strategies that will attempt to reduce downside volatility within the fund. These strategies include Dynamic Risk Management and Event Risk Management, as described below. Dynamic Risk Management attempts to limit losses by allocating fund assets away from equity and long-term fixed income funds. Dynamic Risk Management allocates a portion of the fund’s assets into short-term defensive instruments that are expected to decline in value less than riskier assets in the event of market declines and into index options and index futures contracts that are expected to increase in value in the event of market declines. Event Risk Management invests in options, futures and swaps that are expected to increase in value in the event of declines in the broad equity and bond markets during a short period of time. Through both strategies, the fund gives up some of the potential for high total return that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to reduce significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.

Dynamic Risk Management. The Dynamic Risk Management strategy seeks to reduce the fund’s market risk exposure and volatility. As frequently as daily, the Dynamic Risk Management strategy may increase the fund’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) in response to certain levels of negative fund performance. At other times Dynamic Risk Management may decrease the fund’s exposure to short-term defensive instruments and increase its exposure to equity

12	Legg Mason Dynamic Multi-Strategy Fund

More on the fund’s investment strategies, investments and risks cont’d funds and long-term fixed income funds in order to return to the fund’s Target Allocation in response to certain levels of positive fund performance. The maximum daily allocation to short-term defensive instruments will be 95% of the fund’s net assets. As of January 31, 2013, the fund had less than 1% of its net assets allocated to short-term defensive instruments.

In response to certain levels of negative fund performance, LMGAA may deviate from the standard Target Allocation by increasing the fund’s exposure to short-term defensive instruments (“de-risking”) based on a formula that takes into account the fund’s current NAV, macro-economic conditions, and the fund’s underlying volatility. In order to implement this strategy, LMGAA anticipates that it will initially attempt to sell shares of ETFs and other liquid securities or engage in short sale transactions involving index options and index futures contracts. Then, LMGAA would redeem underlying open-end mutual fund shares as needed. In response to certain levels of positive fund performance, the fund may purchase ETFs or underlying open-end mutual fund shares or cover short futures positions (when the fund is not managed strictly according to the standard Target Allocation). LMGAA, in its discretion, will determine the levels and timing for Dynamic Risk Management. If LMGAA determines that de-risking is no longer appropriate, the fund will reverse this process, sell short-term defensive instruments and purchase equity funds and long-term fixed income funds in accordance with the fund’s Target Allocation.

LMGAA may from time to time make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. LMGAA may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, LMGAA will examine relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow. If the fund’s investments in equity funds or long-term fixed income funds exceed its Target Allocation as a result of market appreciation or depreciation, LMGAA is not required to rebalance the portfolio back to the Target Allocation immediately.

Event Risk Management. The Event Risk Management strategy will seek to reduce the impact to the fund of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads. The fund initially will invest up to 2% of its net assets in this strategy (as measured by the premiums paid on options or initial margin on futures contracts). As of January 31, 2013, the fund had less than 1% of its net assets invested in this strategy (as measured by the premiums paid on options or initial margin on futures contracts). If the fund’s holdings in this strategy increase in value to over 7% of its net assets as a result of market movements, the fund will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 7% of its net assets. The value of the fund’s assets invested in this strategy may be substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the fund has engaged in “de-risking,” the fund’s net asset value could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the fund has engaged in “de-risking,” the fund’s net asset value could increase even if the broader markets fall in value.

Western Asset’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the fund will implement the Event Risk Management strategy through investments in options, futures, swaps or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements, there may be times when the investment and transaction costs related to hedging will result in losses to the fund. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.

The fund’s investment strategies may be changed by the Board of Trustees (the “Board”) without shareholder approval. The fund’s investment objectives may also be changed by the Board without shareholder approval and on notice to shareholders.

Legg Mason Dynamic Multi-Strategy Fund	13

Underlying funds

LMGAA invests in underlying equity funds, including index-based ETFs, that have a range of investment styles and focuses, including large cap funds, mid cap funds, small cap funds, growth-oriented funds, value-oriented funds, international equity funds, emerging market equity funds, real return funds and funds that invest in real estate-related securities (including real estate investment trusts or “REITs”). The underlying long-term fixed income funds also have a range of investment focuses, and include funds that invest primarily in investment grade fixed income securities or in high yield, high risk fixed income securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in U.S. and non-U.S. issuers, including corporate, mortgage- and asset-backed, government and emerging market debt securities. The short-term defensive instruments include Treasury bills, money market funds and cash. LMGAA may invest the fund’s assets in underlying Legg Mason-affiliated funds that have a limited performance history.

The fund currently invests in classes of shares of the underlying funds (other than the ETFs) that are offered only to institutional and other eligible investors, such as the fund, at NAV with no initial or contingent deferred sales charges and with generally lower expenses than other share classes.

More on the investments of the underlying funds

By owning shares of underlying funds, the fund invests indirectly, in varying degrees, in equity and fixed income securities of U.S. and non-U.S. issuers. The following summarizes the principal types of securities and instruments in which the underlying funds may invest and techniques they may pursue in seeking to achieve their investment objectives.

Equity investments

Subject to their particular investment policies, the fund and underlying funds may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of REITs.

Fixed income investments

Subject to their particular investment policies, the fund and underlying funds may invest in all types of fixed income securities. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” These securities may pay fixed, variable or floating rates of interest. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.

Portfolio turnover

Certain underlying funds may engage in active and frequent trading of their portfolio securities.

Foreign investments

Certain underlying funds may invest in the securities of foreign issuers, including emerging market issuers, either directly or through depositary receipts.

Sovereign debt

Certain underlying funds may invest in sovereign debt, including emerging markets sovereign debt. Sovereign debt securities include fixed income securities issued or guaranteed by governments, their agencies and instrumentalities, and issued by supranational entities such as the World Bank.

14	Legg Mason Dynamic Multi-Strategy Fund

More on the fund’s investment strategies, investments and risks cont’d

High yield, lower quality securities

Certain underlying funds may invest in debt securities rated below investment grade by a recognized rating agency or unrated securities determined by the underlying fund’s adviser to be of equivalent quality. These securities are commonly referred to as “junk bonds.”

Exchange-traded funds

Certain underlying funds may be, or invest in, shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 Index or the NASDAQ-100 Index, by holding in its portfolio either the same securities that comprise the index or a representative sample of the index. Investing in an ETF gives the fund exposure to the securities comprising the index on which the ETF is based and the fund will gain or lose value depending on the performance of the index.

Exchange-traded notes

Certain underlying funds may invest in exchange-traded notes or ETNs, which are debt securities that combine certain aspects of ETFs and bonds. ETNs, like ETFs, may be traded on stock exchanges and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Mortgage-backed and asset-backed securities

Certain underlying funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Inflation-indexed securities

Certain underlying funds may invest in inflation-indexed securities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. There are two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. Inflation-indexed securities in which the underlying funds invest may be issued in any country.

Derivatives and hedging techniques

The fund and most of the underlying funds may, but need not, use derivative contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The fund intends to use futures and options on securities, indexes or currencies, swaps, options on swaps and certain commodity futures contracts as part of its risk management strategies. The underlying funds may engage in a variety of transactions using derivatives, such as futures and options on U.S. and non-U.S. securities, securities indexes or currencies; options on these futures; forward currency contracts; and swaps, including interest rate, currency or credit default swaps. Derivatives may be used by the fund or an underlying fund for any or all of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a means of changing investment characteristics of the fund’s portfolio

•	As a cash flow management technique

•	For the fund and certain underlying funds, as a means of attempting to enhance returns

•	As a means of providing additional exposure to types of investments or market factors

Legg Mason Dynamic Multi-Strategy Fund	15

A derivative contract will obligate or entitle the fund or an underlying fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indexes or currencies. When the fund or an underlying fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the fund’s or an underlying fund’s exposure to loss. The fund or an underlying fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the fund’s or an underlying fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s or an underlying fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Commodity-linked instruments

The fund and certain underlying funds may invest in a combination of commodity-linked instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. These instruments include master limited partnerships (“MLPs”), structured notes, bonds, debentures and derivatives, including swaps, forwards, futures and options. Commodities are assets that have tangible properties, such as oil, metals and agricultural products.

Real estate investment trusts (REITs)

Certain underlying funds may invest either directly in or through pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests, called real estate investment trusts or REITs. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Master limited partnerships (MLPs)

Certain underlying funds may invest in master limited partnerships. MLPs generally engage in natural resources based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or other natural resources.

Structured notes

Certain underlying funds may invest in structured notes. Structured notes are specially-designed derivative debt instruments. The terms of the instrument may be “structured” by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), an individual security or a commodity. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index or commodity.

Portfolio rebalancing

From time to time, an underlying fund may experience relatively large redemptions or subscriptions due to a rebalancing of the fund’s investments. The impact of rebalancing is likely to be greater when the fund owns, redeems or invests in a substantial portion of an underlying fund. In the event of such redemptions or subscriptions, an underlying fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Repurchase agreements

The fund and certain of the underlying funds may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the

16	Legg Mason Dynamic Multi-Strategy Fund

More on the fund’s investment strategies, investments and risks cont’d time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The fund or an underlying fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions that are deemed creditworthy. The value of the securities underlying the repurchase agreement are monitored at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price.

Reverse repurchase agreements and other borrowings

The fund and certain underlying funds may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund or an underlying fund sells securities to a counterparty, in return for cash, and the fund or underlying fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the underlying fund for the money borrowed.

Borrowing may make the value of an investment in the fund or an underlying fund more volatile and increase the fund’s or underlying fund’s overall investment exposure. The fund or an underlying fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s or underlying fund’s shares.

Short sales

The fund and certain underlying funds may engage in short sales of securities and derivative instruments. A short sale is a transaction in which the fund or an underlying fund sells securities or instruments it does not own in anticipation of a decline in the market price of the securities.

Securities lending

Consistent with applicable regulatory requirements, certain underlying funds may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements to earn income. The loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned.

Non-publicly traded and illiquid securities

Certain underlying funds may invest in non-publicly traded and illiquid securities.

Cash management and defensive investing

The fund and certain underlying funds may hold cash pending investment, and may invest in other short-term defensive instruments for cash management purposes. The amount of assets the fund or underlying fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests. The fund and certain underlying funds may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including without limit in any type of short-term defensive instruments, including Treasury bills, money market funds and cash. Although the subadvisers and the advisers of the underlying funds have the ability to take defensive positions, they may choose not to do so for a variety of reasons, even during volatile market conditions.

If the fund has a significant amount of exposure to short-term defensive instruments or the fund sells index options or index futures contracts short, it may be more difficult for the fund to achieve high total returns. If the fund increases its exposure to short-term defensive instruments or options and futures during periods of high volatility, the fund may sell investments at a loss while not experiencing a subsequent increase in the value of those investments.

Legg Mason Dynamic Multi-Strategy Fund	17

Other investments

The fund reserves the right in certain circumstances to invest directly in the types of investments held by the underlying funds.

The fund may also enter into futures contracts or related options on futures contracts and may also engage in transactions in options on securities, including the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

To the extent the fund invests directly in these instruments, it is subject to the same risks as an underlying fund when it invests in these instruments.

The fund and the underlying funds may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. Moreover, the fund and the underlying funds might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

Selection process

LMGAA will select funds to fill the Target Allocation to equity funds and long-term fixed income funds. The allocations to equity funds and long-term fixed income funds will include both funds managed by the manager or its affiliates and ETFs that are managed by unaffiliated investment advisers. Typically the fund will invest more of its assets in Legg Mason funds, because LMGAA invests in ETFs primarily for liquidity purposes related to the implementation of Dynamic Risk Management.

Risks of investments in the fund and the underlying funds

Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity, long-term fixed income or short-term defensive instruments). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities, subject to any applicable regulatory requirements. Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund’s assets invested in various underlying funds, the fund’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

Stock market and equity securities risk. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Small and medium capitalization company risk. An underlying fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market

18	Legg Mason Dynamic Multi-Strategy Fund

More on the fund’s investment strategies, investments and risks cont’d conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the underlying fund’s adviser believes appropriate and may offer greater potential for losses.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s and the underlying funds’ investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund or an underlying fund, particularly during periods of market turmoil. When the fund or an underlying fund holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the fund or an underlying fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund or an underlying fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund or an underlying fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The value approach to investing involves the risk that value securities may remain undervalued. Although the underlying funds do not concentrate their investments in any one industry or industry group, an underlying fund that is growth- or value-oriented may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund or an underlying fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the fund’s investment in the underlying fund could decline. If the fund or an underlying fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund or an underlying fund may incur expenses in an effort to protect its interests or enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund or an underlying fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

An underlying fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk bonds.” These securities have a higher risk of issuer default, because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

An underlying fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. An underlying fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Legg Mason Dynamic Multi-Strategy Fund	19

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if an underlying fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, an underlying fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if an underlying fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the underlying fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities and locking in below market interest rates and causing their market prices to decline. This may cause an underlying fund’s share price to be more volatile.

Foreign investments and emerging markets risk. The fund or an underlying fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund or an underlying fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund or an underlying fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The value of the fund or underlying fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for the fund or an underlying fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund or an underlying fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Commodities risk. The fund’s or an underlying fund’s investment in commodity-linked instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility,

20	Legg Mason Dynamic Multi-Strategy Fund

More on the fund’s investment strategies, investments and risks cont’d prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Portfolio selection risk. The value of your investment may decrease if an underlying fund’s adviser’s judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Inflation-indexed securities risk. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Although the principal value of inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if an underlying fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period an underlying fund holds an inflation-indexed security, the underlying fund may earn less on the security than on a conventional bond.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by an underlying fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, an underlying fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods.

REITs risk. Investments in REITs expose an underlying fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions.

ETFs and ETNs risk. Investing in an ETF or ETN will give the fund or an underlying fund exposure to the securities that the ETF holds in its portfolio or the ETN uses in its underlying index and will expose an underlying fund to risks similar to those of investing directly in those securities. An underlying fund may invest in “short ETFs,” which carry additional risks because they may invest in a variety of derivatives and may engage in short sales. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at NAV and, therefore, may trade at either a premium or discount to NAV. However, the trading prices of index-based ETFs tend to closely track the actual NAV of the underlying portfolios. An underlying fund will generally gain or lose value on holdings of an ETF consistent with the performance of the index on which the ETF is based. An underlying fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities. Additionally, ETNs and some ETFs are not structured as investment companies and thus are not regulated under the Investment Company Act of 1940. An ETN’s value generally depends on the performance of the underlying index and the credit rating of the issuer.

MLPs risk. Holders of MLP units, such as certain underlying funds, have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and the potential for conflicts of interest exists between common unit holders and the general partner, including those arising from incentive distribution payments. The benefit the underlying funds derive from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, the MLP may incur significant federal and state tax liability, likely causing a

Legg Mason Dynamic Multi-Strategy Fund	21

reduction in the value of the underlying fund’s shares. The value of an investment in an MLP may be directly affected by the prices of natural resources and commodities. The volatility and interrelationships of commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. An underlying fund’s investment in an MLP may be adversely affected by market perceptions that the performance and distributions or dividends of MLPs are directly tied to commodity prices. MLPs are generally considered interest rate sensitive investments and during periods of interest rate volatility may not provide attractive returns.

Convertible securities risk. Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. When the market price of the equity security underlying a convertible security decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.

Portfolio turnover risk. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from an underlying fund’s performance.

Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation, and an underlying fund may be unable to enforce its rights against the issuers.

Derivatives risk. Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund or an underlying fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated. Certain derivatives transactions may have a leveraging effect on the fund. Even a small investment in derivative contracts can have a significant impact on the fund’s stock market, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, interest rates or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. Using derivatives may increase the fund’s volatility, which is the degree to which the fund’s price may fluctuate within a short time period. Holdings of derivatives also can make the fund less liquid and harder to value, especially in declining markets. The fund may incur additional costs related to derivatives, such as transaction costs and custody expenses, which can adversely affect the fund’s performance.

Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Derivatives used for hedging purposes may have an imperfect correlation to the assets held by the fund and may not adequately protect against losses in the fund’s portfolio.

Credit default swap contracts involve special risks and may result in losses to an underlying fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since an underlying fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The absence of a central exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect an underlying fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Structured notes are subject to interest rate risk and are also subject to credit risk with respect both to the borrower and to the issuer of the underlying investment. If the underlying investment or index does not perform as anticipated, the investment might pay less interest than the stated coupon payment or repay less principal upon maturity. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a complete loss of invested capital. Structured notes may

22	Legg Mason Dynamic Multi-Strategy Fund

More on the fund’s investment strategies, investments and risks cont’d be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

In times of market turmoil or abrupt change, many investors and market makers may hesitate to purchase complex instruments or even quote prices for them, which may make valuation difficult and/or drive down the price.

Portfolio rebalancing risk. Underlying funds may experience relatively large redemptions or investments due to a rebalancing of the fund’s investments. In such event, an underlying fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an underlying fund, increase the fund’s expenses or result in the fund’s becoming too small to be economically viable. Rebalancing may also adversely affect an underlying fund’s performance and thus the fund’s performance. The impact of rebalancing is likely to be greater when the fund owns, redeems or invests in a substantial portion of an underlying fund.

LMGAA will seek to cooperate with the advisers of the underlying funds to minimize any adverse impact on the underlying funds. The advisers of the underlying funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the underlying fund and consistent with its obligations to the underlying funds. Such actions may delay the rebalancing of the fund’s investments in the event of significant market or other events that may require more rapid action.

Short sales risk. A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of the short sale and the time an underlying fund replaces the borrowed security, the underlying fund will realize a loss. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Shorting futures may have an imperfect correlation to the assets held by the fund and may not adequately protect against losses in or may result in greater losses for the fund’s portfolio.

Segregated assets risk. In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the fund or an underlying fund may be required to maintain a segregated amount of cash or liquid securities to cover the position. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that segregation of a large percentage of the fund’s assets, in some circumstances, may limit the subadvisers’ flexibility.

Securities lending risk. Lending securities involves the risk of possible delay in receiving additional collateral, delay in recovery of the securities when the loan is called or possible loss of collateral should the borrower fail financially. An underlying fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.

Repurchase agreements risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon an underlying fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the underlying fund has purchased has decreased, the fund could experience a loss.

Reverse repurchase agreements and leveraging risk. The fund or certain underlying funds may take on leveraging risk by, among other things, engaging in derivative transactions or reverse repurchase agreements. When the fund engages in transactions that have a leveraging effect on its portfolio, the value of the fund will be more volatile and all other risks tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Non-diversification risk. Certain underlying funds are classified as “non-diversified,” which means that they may invest a larger percentage of their assets in a smaller number of issuers than a diversified fund. To the

Legg Mason Dynamic Multi-Strategy Fund	23

extent an underlying fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Cash management and defensive investing risk. The value of the investments held by the fund or underlying fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund or underlying fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the fund or an underlying fund holds cash uninvested, the fund will not earn income on the cash. If a significant amount of the fund’s or underlying fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective. If the fund or an underlying fund has a significant amount of exposure to short-term defensive instruments or the fund sells index options or index futures contracts short, it may not achieve high total returns. If the fund increases its exposure to short-term defensive instruments during periods of high volatility, the fund may sell investments at a loss while not experiencing a subsequent increase in the value of those investments.

Valuation risk. Many factors may influence the price at which the fund or an underlying fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities or other instruments that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund or an underlying fund is holding fair-valued securities or other instruments may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund or the underlying fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the underlying fund determines its net asset value.

Recent market events risk. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for the subadvisers and/or advisers of an underlying fund. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objectives. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

24	Legg Mason Dynamic Multi-Strategy Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2013, LMPFA’s total assets under management were approximately $214.7 billion.

Legg Mason Global Asset Allocation, LLC (“LMGAA”) is responsible for the implementation of the fund’s overall asset allocation and the Dynamic Risk Management strategy. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018 and provides asset allocation advisory services to mutual funds and Section 529 plans. As of March 31, 2013, LMGAA’s total assets under management were approximately $9.3 billion.

Western Asset Management Company (“Western Asset”) is responsible for the Event Risk Management strategy and manages the fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $459.4 billion.

LMPFA, LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $664.6 billion.

Portfolio managers

LMGAA (responsible for the implementation of the fund’s overall asset allocation and the Dynamic Risk Management strategy).

LMGAA utilizes a team management approach headed by Steven Bleiberg to manage the assets of the fund, subject to LMPFA’s oversight. Mr. Bleiberg serves as LMGAA’s President and Chief Investment Officer. Mr. Bleiberg has been a portfolio manager of the fund since its inception. From 1991 to 2003, he served as a Managing Director and Chairman of the Global Equity Strategy Group at Credit Suisse Asset Management. From 2003 to 2006, he served as head of global investment strategy at Smith Barney Fund Management LLC.

Y. Wayne Lin serves as Portfolio Manager and assists the fund’s portfolio management team with the execution of the Dynamic Risk Management strategy. Mr. Lin has been a portfolio manager of the fund since its inception. Mr. Lin serves as Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager for LMGAA and is also a member of LMPFA’s North American Valuation Committee. From 2002 to 2005, Mr. Lin served as an Analyst at Citigroup Asset Management (“CAM”). Prior to joining CAM in 2002, Mr. Lin held the following professional positions: Internal Management Consultant at TIAA-CREF; Associate Director at Barra Strategic Consulting Group; and Associate at Booz Allen and Hamilton.

Patricia Duffy has served as a portfolio manager of the fund since its inception. Ms. Duffy serves as a Senior Analyst and Portfolio Manager for LMGAA and has seven years of investment experience. Ms. Duffy served as an Asset Allocation Analyst for LMGAA from 2005 until June 2012.

Western Asset (responsible for the Event Risk Management strategy).

Consistent with Western Asset’s team approach to portfolio management, and subject to LMPFA’s oversight, Western Asset will manage the assets allocated to the Event Risk Management strategy by incorporating input from a broad team of portfolio managers, sector specialists and other investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for any particular fund depends on the asset classes in which that fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy,

Legg Mason Dynamic Multi-Strategy Fund	25

and oversight and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team to develop and implement investment themes and decisions. For the fund, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Event Risk Management strategy are Stephen A. Walsh and Prashant Chandran.

Stephen A. Walsh has been part of the portfolio management team for the fund since inception. Mr. Walsh has been employed by Western Asset as an investment professional for at least the past five years. It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time. Mr. Leech has been employed by Western Asset as an investment professional for at least the past five years.

Prashant Chandran has been part of the portfolio management team for the fund since inception. Mr. Chandran is the Global Head of Derivatives at Western Asset and currently serves as lead investment professional for the Western Asset Global Alpha Opportunities Fund. Mr. Chandran joined Western Asset in 2005 as a research analyst in the derivatives group. Mr. Chandran left Western Asset from 2006 to 2007 to manage Tahoma Capital, and returned to Western Asset at the beginning of 2007 to become an investment professional. From 1999 to 2005, Mr. Chandran served as a Director in the Capital Markets Division of Microsoft Corporation. Mr. Chandran has an B. Sc. from the Indian Institute of Technology in Bombay, an M. Sc. from the University of Toledo and an M.B.A. from the University of Chicago, Graduate School of Business. Mr. Chandran is a Chartered Financial Analyst as well as a Financial Risk Manager.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate of 0.45% of its average daily net assets.

For the period from June 29, 2012 to January 31, 2013, the fund did not pay LMPFA an effective management fee for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s Semi-Annual Report for the period ended July 31, 2012.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.45% for Class FI shares, 1.75% for Class R shares, 1.15% for Class I shares and 1.05% for Class IS shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2014, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 1.00% for Class C shares; up to 0.25% for Class FI shares; and up to 0.50%

26	Legg Mason Dynamic Multi-Strategy Fund

More on fund management cont’d

for Class R shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Possible conflicts of interest

The fund’s manager serves as manager of certain of the underlying funds. In addition, the fund may invest in certain underlying funds for which the fund’s subadvisers serve as an adviser. Furthermore, the fund’s Board and officers also serve in similar positions with many of the underlying Legg Mason funds. There are possible conflicts of interest that could arise because the manager and subadvisers of the fund are affiliated persons of the managers (and advisers and subadvisers, if applicable) of all the underlying funds except the ETFs. Thus, if the interests of the fund and those underlying funds were ever to diverge, it is possible that a conflict of interest could arise and affect how the Board and officers of the fund fulfill their fiduciary duties to the fund and the underlying funds. For example, LMGAA may have an incentive to allocate the fund’s assets to those funds for which it serves as an adviser and receives advisory fees. The fund’s Board believes that the fund has been structured to avoid these concerns. However, a situation could occur where proper action for the fund could be adverse to the interests of an underlying fund, or the reverse could occur. If such a possibility arises, the fund’s Board and officers, the affected underlying funds and LMPFA will carefully analyze the situation and take all steps they believe reasonable to mitigate, and where possible eliminate, the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns.

Legg Mason Dynamic Multi-Strategy Fund	27

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the fund and who meet the $1,000,000 initial minimum investment requirement may purchase Class I shares.

Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

When choosing between Class A and Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

28	Legg Mason Dynamic Multi-Strategy Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class R shares. You may be required to provide appropriate documentation confirming your eligibility to invest in Class FI or Class R shares. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012); waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class R

•   No initial or contingent deferred sales charge

•   Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund, Clients of Eligible Financial Intermediaries and Eligible Investment Program

		None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than all classes except Class IS	None	None	None	Class I shares of funds sold by the distributor

Legg Mason Dynamic Multi-Strategy Fund	29

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class IS	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than the other classes	None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

30	Legg Mason Dynamic Multi-Strategy Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales charge as % of offering price	Sales charge as % of net amount invested	Broker/dealer commission as % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012), you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Legg Mason Dynamic Multi-Strategy Fund	31

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

•	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

32	Legg Mason Dynamic Multi-Strategy Fund

Sales charges cont’d

Class FI and Class R shares

You buy Class FI and Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them and up to 0.50% of the average daily net assets represented by Class R shares serviced by them.

Class I and Class IS shares

You buy Class I and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I and Class IS shares are not subject to any distribution and/or service fees.

Legg Mason Dynamic Multi-Strategy Fund	33

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of the fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

34	Legg Mason Dynamic Multi-Strategy Fund

Retirement and Institutional Investors — eligible investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the fund can generally invest in Class A, Class C, Class FI, Class R, Class I and Class IS shares.

Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of the fund to the same extent as the applicable Retirement Plan.

Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Other Retirement Plans

“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class C and Class I shares. Individual retirement vehicles may also choose between these share classes.

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class R or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class R or Class I shares. Class I shares are available for exchange from Class A or Class C shares of the fund by participants in the Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Legg Mason Dynamic Multi-Strategy Fund	35

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class A shares — Retirement Plans

Retirement Plans may buy Class A shares. Under certain programs for current and prospective Retirement Plan investors sponsored by financial intermediaries, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s record keeper offers only load-waived shares,

•	Fund shares are held on the books of the fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C shares — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will be eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries and Retirement Plan programs.

Class R shares

Class R shares are offered only to Retirement Plans with omnibus accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary), to Clients of Eligible Financial Intermediaries and through Eligible Investment Programs.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of the fund, certain rollover IRAs and Institutional Investors, and other investors authorized by LMIS. In order

36	Legg Mason Dynamic Multi-Strategy Fund

Retirement and Institutional Investors — eligible investors cont’d to purchase Class IS shares, an investor must hold its shares in one account with the fund, which account is not subject to payment of recordkeeping or similar fees by the fund to any intermediary.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Legg Mason Dynamic Multi-Strategy Fund	37

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m.
(Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

38	Legg Mason Dynamic Multi-Strategy Fund

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this prospectus titled “Retirement and Institutional Investors — eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, call the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge.

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 at between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Legg Mason Dynamic Multi-Strategy Fund	39

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

40	Legg Mason Dynamic Multi-Strategy Fund

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities, including shares of underlying funds. The underlying fund shares will be valued at the net asset value per share of the class of the underlying fund held by the fund on the day of the redemption. If you later decide to redeem the underlying fund shares, those shares will be redeemed at the next-determined net asset value per share of the class of the underlying fund that you hold, which may be more or less than their value on the date of your redemption from the fund. You may pay transaction costs to dispose of the fund shares. Other securities will be valued at their market prices on the day of redemption. You may pay transaction costs to dispose of those securities, and you may receive less for them than the prices at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•   Name of fund being redeemed

•   Class of shares being redeemed

•   Account number

Legg Mason Dynamic Multi-Strategy Fund	41

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

42	Legg Mason Dynamic Multi-Strategy Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Legg Mason Dynamic Multi-Strategy Fund	43

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. Payment of the small account fee through a redemption of fund shares also may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class R, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

44	Legg Mason Dynamic Multi-Strategy Fund

Other things to know about transactions cont’d

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadvisers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objectives. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus

Legg Mason Dynamic Multi-Strategy Fund	45

accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

46	Legg Mason Dynamic Multi-Strategy Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund generally pays dividends and distributes capital gain, if any, once in December and at such other times as are necessary. The fund may pay additional distributions and dividends in order to avoid a federal tax.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

In general, redeeming shares, exchanging shares and receiving dividends and distributions are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Dividends of investment income and distributions of net short-term capital gain	Ordinary income, or in certain cases qualified dividend income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions attributable to short-term capital gains are taxable to you as ordinary income. Distributions attributable to qualified dividend income received by the fund, if any, may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

Legg Mason Dynamic Multi-Strategy Fund	47

Beginning in 2013, a Medicare contribution tax will be imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

48	Legg Mason Dynamic Multi-Strategy Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the fund’s Board.

Investments in underlying funds (except for ETFs) are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day. The prospectuses for the underlying funds describe how an underlying fund values its securities, the circumstances under which the underlying funds will use fair value pricing and the effects of fair value pricing. The following generally describes how the fund and the underlying funds in the Legg Mason funds complex value their securities:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•	For investments in ETFs, the market price is usually the closing sale or official closing price on that exchange.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the

Legg Mason Dynamic Multi-Strategy Fund	49

manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

50	Legg Mason Dynamic Multi-Strategy Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class C, Class FI, Class R, Class I or Class IS shares because no Class C, Class FI, Class R, Class I or Class IS shares were outstanding for the periods shown. The returns for Class C, Class FI, Class R, Class I and Class IS shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the Annual Report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class A Shares	2013[1,2]
Net asset value, beginning of period	$10.00
Income from operations:
Net investment income	0.10
Net realized and unrealized gain	0.91
Total income from operations	1.01
Less distributions from:
Net investment income	(0.15)
Total distributions	(0.15)
Net asset value, end of period	$10.86
Total return[3]	10.19%
Net assets, end of period (000s)	$4,408
Ratios to average net assets:
Gross expenses[4,5]	8.71%
Net expenses[4,5,6,7,8]	0.72
Net investment income[5]	1.68
Portfolio turnover rate	27%

[1]	For the period June 29, 2012 (commencement of operations) to January 31, 2013.

[2]	Per share amounts have been calculated using the average shares method.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

Legg Mason Funds Privacy and Security Notice cont’d

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

[These pages are not part of the Prospectus.]

Legg Mason

Dynamic Multi-Strategy Fund

You may visit the fund’s website, http://www.leggmason.com/ individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-06444)

LMFX014768ST 06/13

June 1, 2013

Prospectus

Legg Mason

Investment Counsel

Social

Awareness

Fund

Class: Ticker Symbol

A	: SSIAX
B	: SESIX
C	: SESLX
FI	: —
R	: —
R1	: —
I	: LMRNX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Legg Mason Investment Counsel Social Awareness Fund

Investment objective

The fund seeks to provide high total return consisting of capital appreciation and current income.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 20 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 54 under the heading “Sales Charge Waivers and Reductions.”

The fund no longer offers Class B shares or Class R1 shares for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.

Shareholder fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	5.00	1.00	None	None	None	None
Small account fee[1]	$15	$15	$15	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I
Management fees	0.65	0.65	0.65	0.65	0.65	0.65	0.65
Distribution and service (12b-1) fees	0.25	1.00	1.00	0.25	0.50	1.00	None
Other expenses	0.40	0.76	0.33	0.33[2]	0.33[2]	0.33[2]	0.40
Total annual fund operating expenses	1.30	2.41	1.98	1.23	1.48	1.98	1.05
Fees waived and/or expenses reimbursed	N/A	N/A	N/A	—[3]	—[3]	—[3]	(0.05)[3]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.30	2.41	1.98	1.23	1.48	1.98	1.00

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class FI, Class R and Class R1 shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.25% for Class FI shares, 1.50% for Class R shares, 2.00% for Class R1 shares and 1.00% for Class I shares. These arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Legg Mason Investment Counsel Social Awareness Fund	3

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	700	963	1,246	2,052
Class B (with redemption at end of period)	744	1,051	1,385	2,469
Class B (without redemption at end of period)	244	751	1,285	2,469
Class C (with redemption at end of period)	301	621	1,067	2,306
Class C (without redemption at end of period)	201	621	1,067	2,306
Class FI (with or without redemption at end of period)	125	390	675	1,487
Class R (with or without redemption at end of period)	151	468	808	1,769
Class R1 (with or without redemption at end of period)	201	621	1,067	2,306
Class I (with or without redemption at end of period)	102	329	574	1,277

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in common stocks and other equity securities of U.S. companies. The fund targets a 30% investment (normally between 25% and 35%) in fixed income securities, which are primarily investment grade and may be of any maturity. The fund may also invest a portion of its assets in equity and debt securities of foreign issuers. The fund emphasizes companies that offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

4	Legg Mason Investment Counsel Social Awareness Fund

Certain risks cont’d

Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the fund’s investment in that issuer. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

Social awareness criteria risk. The fund’s universe of investments may be smaller than that of other funds because of the fund’s social awareness criteria. Socially aware companies may underperform similar companies without social awareness policies or the market as a whole. They may also fall out of favor with investors. The fund’s social awareness policy may also prevent investment in certain attractive opportunities that would be otherwise consistent with the fund’s investment objective and investment strategies.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Liquidity risk. Some assets held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

These risks are discussed in more detail later in this Prospectus or in the SAI.

Legg Mason Investment Counsel Social Awareness Fund	5

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The table compares the fund’s performance with the average annual total returns of the S&P 500 Index, the Barclays U.S. Aggregate Index (a fixed income index) and the blended performance of the two indexes, which provides fund shareholders with more meaningful comparisons than with the S&P 500 Index or the Barclays U.S. Aggregate Index alone. The blended index has been prepared by the manager. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (06/30/2009): 13.86 Worst quarter (12/31/2008): (15.29) The year-to-date return as of the most recent calendar quarter, which ended 03/31/2013, was 6.55

Average annual total returns (for periods ended December 31, 2012) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class A
Return before taxes	3.77	0.82	4.91
Return after taxes on distributions	3.45	0.40	3.86
Return after taxes on distributions and sale of fund shares	2.45	0.44	3.91

Other Classes (Return before taxes only)
Class B	3.92	0.94	4.82
Class C	8.37	1.42	4.85
Class I1	10.42	N/A	N/A	4.22	07/24/2008
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00	1.66	7.10
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	4.22	5.95	5.18
Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%) (reflects no deduction for fees, expenses or taxes)	12.49	3.33	6.78

[1]

For Class I shares, for the period from the class’ commencement of operations to December 31, 2012, the average annual total returns of the S&P 500 Index, the Barclays U.S. Aggregate Index and the Blended S&P 500 Index (70%) and Barclays U.S. Aggregate Index (30%) were 5.31%, 6.52% and 6.09%, respectively.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

6	Legg Mason Investment Counsel Social Awareness Fund

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Legg Mason Investment Counsel, LLC (”LMIC”)

Portfolio managers: Ronald T. Bates and Aimee M. Eudy. Mr. Bates (Managing Director and Portfolio Manager at LMIC and Director of the Socially Responsive Investment Department) and Ms. Eudy (Vice President, Portfolio Manager and Credit Analyst at LMIC and a member of LMIC’s Socially Responsive Investment Working Group) have been portfolio managers for the fund since December 2006 and May 2012, respectively.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class B1	Class C	Class FI	Class R	Class R1[2]	Class I
General	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/ None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*
IRAs	250/50	250/50	250/50	N/A	N/A	N/A	1 million/None*
SIMPLE IRAs	None/None	None/None	None/None	N/A	N/A	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	N/A	N/A	None/None
Eligible Investment Programs	None/None	N/A	N/A	None/None	None/None	N/A	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	N/A	None/None	None/None	None/None	N/A	None/None
Other Retirement Plans	None/None	None/None	None/None	N/A	N/A	N/A	1 million/None*
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None

[1]	Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.
[2]	Class R1 shares are closed to all new purchases and incoming exchanges.
*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Legg Mason Investment Counsel Social Awareness Fund	7

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

8	Legg Mason Investment Counsel Social Awareness Fund

More on the fund’s investment strategies, investments and risks

The fund seeks to provide high total return consisting of capital appreciation and current income.

The fund invests primarily in common stocks and other equity securities of U.S. companies. The fund targets a 30% investment (normally between 25% and 35%) in fixed income securities, which are primarily investment grade and may be of any maturity. The fund may also invest a portion of its assets in equity and debt securities of foreign issuers. The fund emphasizes companies that offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries.

The fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board of Trustees (the ”Board”) without shareholder approval and on notice to shareholders.

Equity investments

Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts.

Fixed income investments

Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as ”debt,” “debt obligations,” “bonds” or ”notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.

Foreign investments

The fund may invest a portion of its assets, generally less than 15% (but not more than 25%), in securities of foreign issuers.

Derivatives and hedging techniques

Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments or indexes. The fund may engage in a variety of transactions using derivatives, such as futures and options on securities or securities indexes, options on these futures and interest rate futures. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments or indexes. When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the fund’s exposure to loss. The fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Legg Mason Investment Counsel Social Awareness Fund	9

Cash management

The fund may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing without limit in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Fund of funds investments

The fund may be an investment option for other Legg Mason-managed mutual funds that are managed as a “fund of funds.”

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

Selection process

The portfolio managers believe that there is a direct correlation between companies that demonstrate an acute awareness of their impact on the society within which they operate and companies that offer attractive long-term investment potential. The portfolio managers believe that addressing social issues in a positive manner can translate into sound business. For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean-up costs; by maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality management talent and improved productivity; and by becoming more involved in the community, a company can enhance its consumer franchise. The portfolio managers also believe that top quality management teams that successfully balance their companies’ business interests with their social influences can gain long-term competitive advantages, which may result in increased shareholder value and, therefore, make the company’s shares a better investment. The fund is designed to consider both financial and social criteria in all of its investment decisions.

The portfolio managers will use their best efforts to assess a company’s social performance. This analysis will be based on present activities, and will not preclude securities solely because of past activities. The portfolio managers will monitor the social progress or deterioration of each company in which the fund invests.

Equity Securities. The fund invests in a broad range of companies, industries and sectors, without regard to market capitalization. The portfolio managers use a “core” approach to selecting equity securities. In selecting individual equity securities, the portfolio managers look for companies they believe are undervalued. Specifically, the portfolio managers look for:

•	Attractive risk-adjusted price/earnings ratio, relative to growth

•	Positive earnings trends

•	Favorable financial condition

Fixed Income Securities. In selecting fixed income investments, the portfolio managers:

•	Determine sector and maturity weightings based on intermediate- and long-term assessments of the economic environment and interest rate outlook

10	Legg Mason Investment Counsel Social Awareness Fund

More on the fund’s investment strategies, investments and risks cont’d

•	Use fundamental analysis to determine the relative value of bond issues

•	Identify undervalued bonds and attempt to avoid bonds that may be subject to credit downgrades.

Social Awareness Criteria. The portfolio managers consider whether, relative to other companies in an industry, a company that meets these investment criteria is also sensitive to social issues related to its products, services, or methods of doing business.

Social awareness factors considered include:

•	Fair and reasonable employment practices

•	Contributions to the general well-being of the citizens of its host communities and countries and respect for human rights

•

Efforts and strategies to minimize the negative impact of business activities and to preserve the earth’s ecological heritage with those environmental policies, practices and procedures that are currently acceptable, or are exhibiting improvement

•	Avoidance of investments in companies that:

•	Manufacture nuclear weapons or other weapons of mass destruction

•	Derive more than 5% of their revenue from the production of non-nuclear weaponry

•	Derive more than 5% of their revenue from the production or sales of tobacco

More on risks of investing in the fund

Stock market and equity securities risk. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Social awareness criteria risk. Because the portfolio managers use social awareness criteria as a component of their selection process, the fund’s universe of investments may be smaller than that of other funds. Socially aware companies may underperform similar companies without social awareness policies or the market as a whole. Socially aware companies may also fall out of favor with investors. The fund’s social awareness policy may also prevent investment in certain attractive opportunities that would be otherwise consistent with the fund’s investment objective and investment strategies.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s

Legg Mason Investment Counsel Social Awareness Fund	11

investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so.

The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Portfolio selection risk. The value of your investment may decrease if the subadviser’s judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Derivatives risk. Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated. Certain derivatives transactions may have a leveraging effect on the fund. Even a small investment in derivative contracts can have a significant impact on the fund’s stock market or interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. Using derivatives may increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Holdings of derivatives also can make the fund less liquid and harder to value, especially in declining markets. The fund may incur additional costs related to derivatives, such as transaction costs and custody expenses, which can adversely affect the fund’s performance.

Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories,

12	Legg Mason Investment Counsel Social Awareness Fund

More on the fund’s investment strategies, investments and risks cont’d markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

The fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk bonds.” These securities have a higher risk of issuer default, because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline. This may cause the fund’s share price to be more volatile.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Fund of funds investments risk. From time to time, the fund may experience relatively large redemptions or investments due to rebalancings of a fund of funds’ portfolio. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Legg Mason Investment Counsel Social Awareness Fund	13

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Recent market events risk. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

14	Legg Mason Investment Counsel Social Awareness Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2013, LMPFA’s total assets under management were approximately $214.7 billion.

Legg Mason Investment Counsel, LLC (“LMIC” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments. LMIC’s principal office is located at 100 International Drive, Baltimore, Maryland 21202, and LMIC also has offices in Cincinnati, New York City and Philadelphia. LMIC provides customized investment counsel to individuals, family groups and institutions. LMIC seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources. Portfolio managers at LMIC average 29 years of financial industry experience. As of March 31, 2013, LMIC had assets under management of approximately $9.1 billion, including approximately $938 million in socially responsive strategies. Portfolio managers are supported by a social research team that conducts proprietary research on social issues.

Western Asset Management Company (“Western Asset”) manages the fund’s cash and short-term instruments. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $459.4 billion.

LMPFA, LMIC and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $664.6 billion.

Portfolio managers

Ronald T. Bates and Aimee M. Eudy have served as portfolio managers since December 2006 and May 2012, respectively. Mr. Bates and Ms. Eudy are primarily responsible for the day-to-day management of the fund’s investments and have the ultimate authority to make investment decisions.

Mr. Bates, Managing Director at LMIC and Director of the Socially Responsive Investment Department, is the lead portfolio manager and is responsible for managing the equity portion of the fund. Mr. Bates joined LMIC in 2005 from Scudder, Stevens & Clark. He has over 21 years in the investment management business.

Ms. Eudy, Vice President, Portfolio Manager and Credit Analyst at LMIC, is responsible for managing the fixed income portion of the fund. Ms. Eudy joined an LMIC predecessor organization in 2003 and is also responsible for corporate credit analysis in the taxable fixed income market for the institutional separate account portfolios. She is a member of LMIC’s Socially Responsive Investment Working Group. She has over 16 years in the investment management business.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate of 0.65% of its average daily net assets.

For the fiscal year ended January 31, 2013, the fund paid LMPFA an effective management fee of 0.65% of the fund’s average daily net assets for management services.

Legg Mason Investment Counsel Social Awareness Fund	15

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s Annual Report for the fiscal year ended January 31, 2013.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.25% for Class FI shares, 1.50% for Class R shares, 2.00% for Class R1 shares and 1.00% for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2014, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 1.00% for Class B shares; up to 1.00% for Class C shares; up to 0.25% for Class FI shares; up to 0.50% for Class R shares and up to 1.00% for Class R1 shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

16	Legg Mason Investment Counsel Social Awareness Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Individual investors who held Class I shares prior to November 20, 2006 are permitted to make additional investments in Class I shares.

Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

When choosing between Class A and Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

Class R1 shares are closed to all new purchases and incoming exchanges.

The fund no longer offers Class B shares for purchase by new or existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares

Legg Mason Investment Counsel Social Awareness Fund	17
•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

18	Legg Mason Investment Counsel Social Awareness Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class R shares. You may be required to provide appropriate documentation confirming your eligibility to invest in Class FI or Class R shares. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012); waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor
Class B

•   Closed to all new purchases

•   No initial sales charge

•   Contingent deferred sales charge declines over time

•   Converts to Class A after approximately 8 years

•   Generally higher annual expenses than Class A

		None	Up to 5.00% charged if you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% of average daily net assets	Class B shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class R

•   No initial or contingent deferred sales charge

•   Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund, Clients of Eligible Financial Intermediaries and Eligible Investment Programs

		None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor

Legg Mason Investment Counsel Social Awareness Fund	19

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class R1	• Closed to all new purchases	None	None	1.00% of average daily net assets	N/A
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than all classes	None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

20	Legg Mason Investment Counsel Social Awareness Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012), you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Legg Mason Investment Counsel Social Awareness Fund	21

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

•	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Class B shares

The fund no longer offers Class B shares for purchase by new or existing investors. If you owned Class B shares on June 30, 2011, you may continue to hold those shares, but you may not add to your Class B share position except through dividend reinvestment. Class B shares are also available for incoming exchanges. Class B shares are issued at net asset value with no initial sales charge. If you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge based on the schedule of the fund that you originally purchased. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after Purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge (%)	5	4	3	2	1	0

22	Legg Mason Investment Counsel Social Awareness Fund

Sales charges cont’d

LMIS will retain the contingent deferred sales charges. The fund pays annual distribution and/or service fees of up to 1.00% of the average daily net assets of Class B shares. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: at initial purchase	Shares issued: on reinvestment of dividends and distributions	Shares issued: upon exchange from another fund sold by LMIS
Approximately 8 years after the date of purchase	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class FI, Class R and Class R1 shares

You buy Class FI and Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class R1 shares are closed to all new purchases and incoming exchanges.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them, up to 0.50% of the average daily net assets represented by Class R shares serviced by them and up to 1.00% of the average daily net assets represented by Class R1 shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

Legg Mason Investment Counsel Social Awareness Fund	23

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of the fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

24	Legg Mason Investment Counsel Social Awareness Fund

Retirement and Institutional Investors — eligible investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the fund can generally invest in Class A, Class C, Class FI, Class R and Class I shares.

Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of the fund to the same extent as the applicable Retirement Plan.

Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Other Retirement Plans

“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class C and Class I shares. Individual retirement vehicles may also choose between these share classes.

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class R or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class R or Class I shares. Class I shares are available for exchange from Class A or Class C shares of the fund by participants in the Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Legg Mason Investment Counsel Social Awareness Fund	25

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class A shares — Retirement Plans

Retirement Plans may buy Class A shares. Under certain programs for current and prospective Retirement Plan investors sponsored by financial intermediaries, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of the fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C shares — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will be eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries and Retirement Plan programs.

Class R shares

Class R shares are offered only to Retirement Plans with omnibus accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary), to Clients of Eligible Financial Intermediaries and through Eligible Investment Programs.

Class R1 shares

Class R1 shares are closed to all new purchases and incoming exchanges.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Individual investors who held Class I shares prior to November 20, 2006 are permitted to make additional investments in Class I shares. Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

26	Legg Mason Investment Counsel Social Awareness Fund

Retirement and Institutional Investors — eligible investors cont’d

Class B shares

The fund no longer offers Class B shares for purchase by new or existing investors. Institutional Investors and certain Retirement Plans that owned Class B shares may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Legg Mason Investment Counsel Social Awareness Fund	27

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund or consult the SAI.

28	Legg Mason Investment Counsel Social Awareness Fund

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this prospectus titled “Retirement and Institutional Investors — eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•    If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•    If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•    Exchanges may be made only between accounts that have identical registrations

•    Not all funds offer all classes

•    Funds that offer Class B shares may continue to make them available for incoming exchanges

•    Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•    Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•    You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•    Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•    The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

Legg Mason Investment Counsel Social Awareness Fund	29

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

30	Legg Mason Investment Counsel Social Awareness Fund

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•    The fund name, the class of shares being redeemed and your account number

•    The dollar amount or number of shares being redeemed

•    Signature of each owner exactly as the account is registered

•    Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•    Name of fund being redeemed

•    Class of shares being redeemed

•    Account number

Legg Mason Investment Counsel Social Awareness Fund	31

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

32	Legg Mason Investment Counsel Social Awareness Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Legg Mason Investment Counsel Social Awareness Fund	33

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class R, Class R1 and Class I shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

Some shareholders who hold accounts in Classes A and B of the same fund may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

34	Legg Mason Investment Counsel Social Awareness Fund

Other things to know about transactions cont’d

All accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant

Legg Mason Investment Counsel Social Awareness Fund	35

to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

36	Legg Mason Investment Counsel Social Awareness Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund generally pays dividends quarterly from its net investment income, if any, and potentially from short-term capital gains. The fund generally distributes long-term capital gain, if any, once in December and at such other times as are necessary. The fund may pay additional distributions and dividends in order to avoid a federal tax.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether received in cash or reinvested in additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Dividends of investment income and distributions of net short-term capital gain	Ordinary income, or in certain cases qualified dividend income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions of investment income that the fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

Legg Mason Investment Counsel Social Awareness Fund	37

You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

Beginning in 2013, a Medicare contribution tax will be imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

38	Legg Mason Investment Counsel Social Awareness Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•	For investments in exchange-traded funds, the market price is usually the closing sale or official closing price on that exchange.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Legg Mason Investment Counsel Social Awareness Fund	39

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

40	Legg Mason Investment Counsel Social Awareness Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI, Class R and Class R1 shares because no Class FI, Class R and Class R1 shares were outstanding for the periods shown. The returns for Class FI, Class R and Class R1 shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the Annual Report (available upon request).

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2013	2012	2011	2010	2009
Net asset value, beginning of year	$17.12	$16.98	$14.92	$11.90	$16.46
Income (loss) from operations:
Net investment income	0.14	0.14	0.15	0.17	0.20
Net realized and unrealized gain (loss)	1.44	0.15	2.08	3.03	(4.55)
Proceeds from settlement of a regulatory matter	—	—	0.04	—	—
Total income (loss) from operations	1.58	0.29	2.27	3.20	(4.35)
Less distributions from:
Net investment income	(0.16)	(0.15)	(0.21)	(0.18)	(0.21)
Total distributions	(0.16)	(0.15)	(0.21)	(0.18)	(0.21)
Net asset value, end of year	$18.54	$17.12	$16.98	$14.92	$11.90
Total return[2]	9.25%	1.75%[3]	15.33%[4]	27.08%	(26.64)%
Net assets, end of year (000s)	$121,927	$124,660	$137,999	$131,913	$114,042
Ratios to average net assets:
Gross expenses	1.30%	1.30%	1.30%	1.29%	1.26%
Net expenses[5]	1.30	1.30	1.30	1.29	1.26
Net investment income	0.76	0.83	0.94	1.28	1.33
Portfolio turnover rate	26%	29%	30%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.69% for the year ended January 31, 2012.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.06%. Class A received $352,680 related to this distribution.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

Legg Mason Investment Counsel Social Awareness Fund	41

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2013	2012	2011	2010	2009
Net asset value, beginning of year	$17.13	$17.01	$14.97	$11.95	$16.53
Income (loss) from operations:
Net investment income (loss)	(0.06)	(0.04)	(0.00) [2]	0.02	0.04
Net realized and unrealized gain (loss)	1.44	0.16	2.06	3.04	(4.56)
Proceeds from settlement of a regulatory matter	—	—	0.19	—	—
Total income (loss) from operations	1.38	0.12	2.25	3.06	(4.52)
Less distributions from:
Net investment income	—	(0.00) [2]	(0.21)	(0.04)	(0.06)
Total distributions	—	(0.00) [2]	(0.21)	(0.04)	(0.06)
Net asset value, end of year	$18.51	$17.13	$17.01	$14.97	$11.95
Total return[3]	8.06%	0.72%[4]	15.26%[5]	25.67%	(27.39)%
Net assets, end of year (000s)	$8,433	$10,855	$15,666	$18,884	$20,958
Ratios to average net assets:
Gross expenses	2.41%	2.35%	2.28%	2.46%	2.30%
Net expenses[6]	2.41	2.35	2.28	2.46	2.30
Net investment income (loss)	(0.34)	(0.23)	(0.03)	0.12	0.28
Portfolio turnover rate	26%	29%	30%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of contingent deferred sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.60% for the year ended January 31, 2012.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.98%. Class B received $214,328 related to this distribution.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

42	Legg Mason Investment Counsel Social Awareness Fund

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2013	2012	2011	2010	2009
Net asset value, beginning of year	$17.30	$17.15	$15.07	$12.02	$16.62
Income (loss) from operations:
Net investment income	0.02	0.03	0.04	0.10	0.11
Net realized and unrealized gain (loss)	1.45	0.16	2.10	3.06	(4.58)
Proceeds from settlement of a regulatory matter	—	—	0.07	—	—
Total income (loss) from operations	1.47	0.19	2.21	3.16	(4.47)
Less distributions from:
Net investment income	(0.04)	(0.04)	(0.13)	(0.11)	(0.13)
Total distributions	(0.04)	(0.04)	(0.13)	(0.11)	(0.13)
Net asset value, end of year	$18.73	$17.30	$17.15	$15.07	$12.02
Total return[2]	8.50%	1.09%[3]	14.75%[4]	26.40%	(27.06)%
Net assets, end of year (000s)	$10,635	$10,003	$11,511	$10,078	$8,888
Ratios to average net assets:
Gross expenses	1.98%	1.96%	2.01%	1.80%	1.87%
Net expenses[5]	1.98	1.96	2.01	1.80	1.87
Net investment income	0.09	0.17	0.23	0.77	0.73
Portfolio turnover rate	26%	29%	30%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of contingent deferred sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.04% for the year ended January 31, 2012.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 14.28%. Class C received $47,518 related to this distribution.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

Legg Mason Investment Counsel Social Awareness Fund	43

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2013	2012	2011	2010	2009[2]
Net asset value, beginning of period	$17.12	$16.99	$14.92	$11.90	$15.98
Income (loss) from operations:
Net investment income	0.19	0.19	0.20	0.24	0.13
Net realized and unrealized gain (loss)	1.44	0.14	2.09	3.02	(4.08)
Total income (loss) from operations	1.63	0.33	2.29	3.26	(3.95)
Less distributions from:
Net investment income	(0.21)	(0.20)	(0.22)	(0.24)	(0.13)
Total distributions	(0.21)	(0.20)	(0.22)	(0.24)	(0.13)
Net asset value, end of period	$18.54	$17.12	$16.99	$14.92	$11.90
Total return[3]	9.60%	1.99%[4]	15.51%	27.67%	(24.80)%
Net assets, end of period (000s)	$1,642	$994	$1,141	$46	$15
Ratios to average net assets:
Gross expenses	1.05%	1.16%	1.08%	0.81%	1.03%[5]
Net expenses[6]	1.00 [7,8]	1.00 [7,8]	0.95 [7,8]	0.81 [7]	1.03 [5]
Net investment income	1.07	1.12	1.25	1.71	1.81 [5]
Portfolio turnover rate	26%	29%	30%	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 24, 2008 (commencement of operations) to January 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.93% for the year ended January 31, 2012.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

Legg Mason Funds Privacy and Security Notice cont’d

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877- 721-1926.

[These pages are not part of the Prospectus.]

Legg Mason Investment Counsel

Social Awareness Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-06444)

FD0225ST 06/13

June 1, 2013

Prospectus

Legg Mason

Lifestyle

Funds

	Legg Mason Lifestyle Allocation 85%	Legg Mason Lifestyle Allocation 70%	Legg Mason Lifestyle Allocation 50%	Legg Mason Lifestyle Allocation 30%
Class	Ticker Symbol	Ticker Symbol	Ticker Symbol	Ticker Symbol
A :	SCHAX	SCGRX	SBBAX	SBCPX
B :	SCHBX	SGRBX	SCBBX	SBCBX
C :	SCHCX	SCGCX	SCBCX	LWLAX
C1:	N/A	N/A	N/A	SBCLX
FI :	—	—	—	—
R :	—	—	—	—
R1:	—	—	—	N/A
I :	LANIX	LLAIX	LMEIX	LMGIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2	Legg Mason Lifestyle Funds

Legg Mason Lifestyle Allocation 85%

Investment objective

The fund seeks capital appreciation.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 61 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 68 under the heading “Sales Charge Waivers and Reductions.”

The fund no longer offers Class B or Class R1 shares for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.

Shareholder fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	5.00	1.00	None	None	None	None
Small account fee[1]	$15	$15	$15	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I
Management fees	None	None	None	None	None	None	None
Distribution and service (12b-1) fees	0.25	1.00	1.00	0.25	0.50	1.00	None
Other expenses	0.44	0.55	0.24	0.25[2]	0.25[2]	0.25[2]	0.28
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.82	0.82	0.82	0.82	0.82	0.82	0.82
Total annual fund operating expenses[3]	1.51	2.37	2.06	1.32	1.57	2.07	1.10

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class FI, Class R and Class R1 shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the Prospectus and in the fund’s shareholder reports because the ratios in the financial highlights tables reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

•	The fees and expenses of the underlying Legg Mason-affiliated funds are reflected

Legg Mason Lifestyle Funds	3

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	720	1,025	1,351	2,273
Class B (with redemption at end of period)	740	1,039	1,365	2,492
Class B (without redemption at end of period)	240	739	1,265	2,492
Class C (with redemption at end of period)	309	645	1,108	2,390
Class C (without redemption at end of period)	209	645	1,108	2,390
Class FI (with or without redemption at end of period)	134	418	723	1,589
Class R (with or without redemption at end of period)	160	496	856	1,868
Class R1 (with or without redemption at end of period)	210	649	1,114	2,401
Class I (with or without redemption at end of period)	112	350	607	1,341

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal investment strategies

The fund is a fund of funds—it invests in other mutual funds. The fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds.

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The fund seeks to maintain a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) of 85% in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed income securities. The fund may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.

Target Allocation
Equity Funds	85%
Fixed Income Funds	15%
Target Range
Equity Funds	80-100%
Fixed Income Funds	0-20%

The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history.

4	Legg Mason Lifestyle Funds

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Affiliated funds risk. The fund’s manager serves as manager of the underlying Legg Mason and Western Asset funds and is affiliated with the manager of the underlying Royce funds. In addition, the fund may invest in certain underlying funds for which the fund’s subadviser serves as adviser. It is possible that a conflict of interest among the fund and the underlying funds could affect how the fund’s manager and subadviser fulfill their fiduciary duties to the fund and the underlying funds. For example, the subadviser may have an incentive to allocate the fund’s assets to those funds for which the fees paid to the manager or subadviser are higher than the fees paid by other underlying funds or to those funds for which the subadviser serves as adviser. However, the fund’s Board of Trustees believes the fund has been structured to mitigate these concerns.

Allocation risk. The fund’s ability to achieve its investment objective depends upon the portfolio managers’ skill in determining the fund’s strategic asset class allocation and in selecting the best mix of underlying funds. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, underlying fund or other issuer is incorrect.

Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund’s assets invested in various underlying funds, the fund’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Derivatives risk. Using derivatives may have a leveraging effect, which may result in a disproportionate increase in an underlying fund’s losses on the investment, and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the underlying fund. Using derivatives also can increase an underlying fund’s volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to an underlying fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an underlying fund’s investment in that issuer. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

Foreign investment and emerging markets risk. An underlying fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an underlying fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of an underlying fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Legg Mason Lifestyle Funds	5

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Investing in a fund of funds risk. Your cost of investing in the fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual equity and fixed income securities. An underlying fund may change its investment objective or policies without the fund’s approval, which could force the fund to withdraw its investment from such underlying fund at a time that is unfavorable to the fund. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that stocks may remain undervalued. Although the underlying funds will not concentrate their investments in any one industry or industry group, an underlying fund that is growth- or value-oriented may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries and, indirectly, the fund’s exposure to those factors.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. An underlying fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Liquidity risk. Some assets held by an underlying fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid assets may also be difficult to value. If an underlying fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the underlying fund may be forced to sell at a loss.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of underlying funds than a diversified fund. To the extent the fund invests its assets in a smaller number of underlying funds, the fund will be more susceptible to negative events affecting those funds than diversified funds. The underlying funds in which the fund invests may be either diversified or non-diversified.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Small and medium capitalization company risk. An underlying fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe

6	Legg Mason Lifestyle Funds

Certain risks cont’d

appropriate and may offer greater potential for losses.

Stock market and equity securities risk. The securities markets are volatile and the market prices of an underlying fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by an underlying fund fall, the value of your investment in the fund will decline. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Valuation risk. The sales price an underlying fund could receive for any particular portfolio investment may differ from the underlying fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when an underlying fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the underlying fund had not fair-valued the security or had used a different valuation methodology.

These risks are discussed in more detail later in this Prospectus or in the SAI.

Legg Mason Lifestyle Funds	7

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund also compares its performance to the Barclays U.S. Aggregate Index (an index of fixed income securities) and a composite benchmark, which is a hypothetical representation of the performance of the fund’s major asset classes, consisting of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays U.S. Aggregate Index and 5% Barclays U.S. High Yield—2% Issuer Cap Index (an index where issuer exposure is limited to 2% of the market value of the Barclays U.S. Corporate High Yield Index). Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (06/30/2009): 18.86 Worst quarter (12/31/2008): (20.25) The year-to-date return as of the most recent calendar quarter, which ended 03/31/13, was 7.77

Average annual total returns (for periods ended December 31, 2012) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class A
Return before taxes	8.61	(0.04)	5.89
Return after taxes on distributions	8.14	(0.83)	5.36
Return after taxes on distributions and sale of fund shares	5.59	(0.41)	4.93

Other Classes (Return before taxes only)
Class B	9.20	0.21	5.92
Class C	13.61	0.74	6.01
Class I1	15.67	N/A	N/A	14.74	12/16/2008
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	16.42	2.04	7.68
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	4.22	5.95	5.18
Composite Benchmark (reflects no deduction for fees, expenses or taxes)	15.45	2.26	8.28

[1]

For Class I shares, for the period from the class’ commencement of operations to December 31, 2012, the average annual total returns of the Russell 3000 Index, the Barclays U.S. Aggregate Index and the composite benchmark were 15.01%, 6.34% and 14.24%, respectively.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

8	Legg Mason Lifestyle Funds

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Legg Mason Global Asset Allocation, LLC (“LMGAA”)

Portfolio managers: Steven Bleiberg, Y. Wayne Lin and Patricia Duffy. Mr. Bleiberg (President and Chief Investment Officer of LMGAA) has been a portfolio manager for the fund since 2003. Mr. Lin (Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager of LMGAA) and Ms. Duffy (Senior Analyst and Portfolio Manager of LMGAA) have been portfolio managers for the fund since 2012.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class B1	Class C	Class FI	Class R	Class R1[2]	Class I
General	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*
IRAs	250/50	250/50	250/50	N/A	N/A	N/A	1 million/None*
SIMPLE IRAs	None/None	None/None	None/None	N/A	N/A	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	N/A	N/A	None/None
Eligible Investment Programs	None/None	N/A	N/A	None/None	None/None	N/A	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	N/A	None/None	None/None	None/None	N/A	None/None
Other Retirement Plans	None/None	None/None	None/None	N/A	N/A	N/A	1 million/None*
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None

[1]	Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.
[2]	Class R1 shares are closed to all new purchases and incoming exchanges.
*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Legg Mason Lifestyle Funds	9

Legg Mason Lifestyle Allocation 70%

Investment objective

The fund seeks long-term growth of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 61 under the heading “Sales charges” and in the fund’s SAI on page 68 under the heading “Sales Charge Waivers and Reductions.”

The fund no longer offers Class B shares or Class R1 shares for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.

Shareholder fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	5.00	1.00	None	None	None	None
Small account fee[1]	$15	$15	$15	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I
Management fees	None	None	None	None	None	None	None
Distribution and service (12b-1) fees	0.25	1.00	1.00	0.25	0.50	1.00	None
Other expenses	0.35	0.52	0.22	0.26[2]	0.26[2]	0.26[2]	0.36
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.78	0.78	0.78	0.78	0.78	0.78	0.78
Total annual fund operating expenses[3]	1.38	2.30	2.00	1.29	1.54	2.04	1.14
Fees waived and/or expenses reimbursed[4]	—	—	—	—	—	—	(0.01)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.38	2.30	2.00	1.29	1.54	2.04	1.13

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class FI, Class R and Class R1 shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the Prospectus and in the fund’s shareholder reports because the ratios in the financial highlights tables reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

[4]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 0.80% for Class A shares, 1.55% for Class B shares, 1.55% for Class C shares, 0.80% for Class FI shares, 1.05% for Class R shares, 1.55% for Class R1 shares and 0.55% for Class I shares. These arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

•	The fees and expenses of the underlying Legg Mason-affiliated funds are reflected

10	Legg Mason Lifestyle Funds

Fees and expenses of the fund cont’d

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	707	986	1,286	2,136
Class B (with redemption at end of period)	733	1,018	1,330	2,405
Class B (without redemption at end of period)	233	718	1,230	2,405
Class C (with redemption at end of period)	303	627	1,077	2,326
Class C (without redemption at end of period)	203	627	1,077	2,326
Class FI (with or without redemption at end of period)	131	408	707	1,556
Class R (with or without redemption at end of period)	157	487	839	1,835
Class R1 (with or without redemption at end of period)	207	639	1,098	2,369
Class I (with or without redemption at end of period)	116	362	627	1,384

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal investment strategies

The fund is a fund of funds—it invests in other mutual funds. The fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds.

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The fund seeks to maintain a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) of 70% in underlying funds that invest principally in equity securities and 30% in underlying funds that invest principally in fixed income securities. The fund may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.

Target Allocation
Equity Funds	70%
Fixed Income Funds	30%
Target Range
Equity Funds	60-80%
Fixed Income Funds	20-40%

The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history.

Legg Mason Lifestyle Funds	11

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Affiliated funds risk. The fund’s manager serves as manager of the underlying Legg Mason and Western Asset funds and is affiliated with the manager of the underlying Royce funds. In addition, the fund may invest in certain underlying funds for which the fund’s subadviser serves as adviser. It is possible that a conflict of interest among the fund and the underlying funds could affect how the fund’s manager and subadviser fulfill their fiduciary duties to the fund and the underlying funds. For example, the subadviser may have an incentive to allocate the fund’s assets to those funds for which the fees paid to the manager or subadviser are higher than the fees paid by other underlying funds or to those funds for which the subadviser serves as adviser. However, the fund’s Board of Trustees believes the fund has been structured to mitigate these concerns.

Allocation risk. The fund’s ability to achieve its investment objective depends upon the portfolio managers’ skill in determining the fund’s strategic asset class allocation and in selecting the best mix of underlying funds. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, underlying fund or other issuer is incorrect.

Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund’s assets invested in various underlying funds, the fund’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Derivatives risk. Using derivatives may have a leveraging effect, which may result in a disproportionate increase in an underlying fund’s losses on the investment, and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the underlying fund. Using derivatives also can increase an underlying fund’s volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to an underlying fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an underlying fund’s investment in that issuer. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

Foreign investment and emerging markets risk. An underlying fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an underlying fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of an underlying fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

12	Legg Mason Lifestyle Funds

Certain risks cont’d

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Investing in a fund of funds risk. Your cost of investing in the fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual equity and fixed income securities. An underlying fund may change its investment objective or policies without the fund’s approval, which could force the fund to withdraw its investment from such underlying fund at a time that is unfavorable to the fund. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that stocks may remain undervalued. Although the underlying funds will not concentrate their investments in any one industry or industry group, an underlying fund that is growth- or value-oriented may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries and, indirectly, the fund’s exposure to those factors.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. An underlying fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Liquidity risk. Some assets held by an underlying fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid assets may also be difficult to value. If an underlying fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the underlying fund may be forced to sell at a loss.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of underlying funds than a diversified fund. To the extent the fund invests its assets in a smaller number of underlying funds, the fund will be more susceptible to negative events affecting those funds than diversified funds. The underlying funds in which the fund invests may be either diversified or non-diversified.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Small and medium capitalization company risk. An underlying fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Legg Mason Lifestyle Funds	13

Stock market and equity securities risk. The securities markets are volatile and the market prices of an underlying fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by an underlying fund fall, the value of your investment in the fund will decline. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Valuation risk. The sales price an underlying fund could receive for any particular portfolio investment may differ from the underlying fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when an underlying fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the underlying fund had not fair-valued the security or had used a different valuation methodology.

These risks are discussed in more detail later in this Prospectus or in the SAI.

14	Legg Mason Lifestyle Funds

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund also compares its performance to the Barclays U.S. Aggregate Index (an index of fixed income securities) and a composite benchmark, which is a hypothetical representation of the performance of the fund’s major asset classes, consisting of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays U.S. Aggregate Index and 5% Barclays U.S. High Yield—2% Issuer Cap Index (an index where issuer exposure is limited to 2% of the market value of the Barclays U.S. Corporate High Yield Index). Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (06/30/2009): 17.88 Worst quarter (12/31/2008): (18.03) The year-to-date return as of the most recent calendar quarter, which ended 03/31/13, was 6.86

Average annual total returns (for periods ended December 31, 2012) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class A
Return before taxes	7.58	1.41	5.72
Return after taxes on distributions	6.99	0.69	5.08
Return after taxes on distributions and sale of fund shares	4.92	0.74	4.60

Other Classes (Return before taxes only)
Class B	8.19	1.62	5.71
Class C	12.42	2.10	5.77
Class I1	14.44	2.83	N/A	2.05	10/02/2007
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	16.42	2.04	7.68
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	4.22	5.95	5.18
Composite Benchmark (reflects no deduction for fees, expenses or taxes)	13.58	3.24	7.89

[1]

For Class I shares, for the period from the class’ commencement of operations to December 31, 2012, the average annual total returns of the Russell 3000 Index, the Barclays U.S. Aggregate Index and the composite benchmark were 1.00%, 6.20% and 2.54%, respectively.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Legg Mason Lifestyle Funds	15

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Legg Mason Global Asset Allocation, LLC (“LMGAA”)

Portfolio managers: Steven Bleiberg, Y. Wayne Lin and Patricia Duffy. Mr. Bleiberg (President and Chief Investment Officer of LMGAA) has been a portfolio manager for the fund since 2003. Mr. Lin (Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager of LMGAA) and Ms. Duffy (Senior Analyst and Portfolio Manager of LMGAA) have been portfolio managers for the fund since 2012.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class B1	Class C	Class FI	Class R	Class R1[2]	Class I
General	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*
IRAs	250/50	250/50	250/50	N/A	N/A	N/A	1 million/None*
SIMPLE IRAs	None/None	None/None	None/None	N/A	N/A	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	N/A	N/A	None/None
Eligible Investment Programs	None/None	N/A	N/A	None/None	None/None	N/A	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	N/A	None/None	None/None	None/None	N/A	None/None
Other Retirement Plans	None/None	None/None	None/None	N/A	N/A	N/A	1 million/None*
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None

[1]	Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.
[2]	Class R1 shares are closed to all new purchases and incoming exchanges.
*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

16	Legg Mason Lifestyle Funds

Legg Mason Lifestyle Allocation 50%

Investment objective

The fund seeks balance of growth of capital and income.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 61 under the heading “Sales charges” and in the fund’s SAI on page 68 under the heading “Sales Charge Waivers and Reductions.”

The fund no longer offers Class B or Class R1 shares for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.

Shareholder fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	5.00	1.00	None	None	None	None
Small account fee[1]	$15	$15	$15	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I
Management fees	None	None	None	None	None	None	None
Distribution and service (12b-1) fees	0.25	1.00	1.00	0.25	0.50	1.00	None
Other expenses	0.30	0.48	0.26	0.27[2]	0.27[2]	0.27[2]	0.17[2]
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.71	0.71	0.71	0.71	0.71	0.71	0.71
Total annual fund operating expenses[3]	1.26	2.19	1.97	1.23	1.48	1.98	0.88

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class FI, Class R, Class R1 and Class I shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the Prospectus and in the fund’s shareholder reports because the ratios in the financial highlights tables reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

•	The fees and expenses of the underlying Legg Mason-affiliated funds are reflected

Legg Mason Lifestyle Funds	17

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	696	952	1,227	2,009
Class B (with redemption at end of period)	722	985	1,274	2,287
Class B (without redemption at end of period)	222	685	1,174	2,287
Class C (with redemption at end of period)	300	618	1,062	2,295
Class C (without redemption at end of period)	200	618	1,062	2,295
Class FI (with or without redemption at end of period)	125	390	675	1,487
Class R (with or without redemption at end of period)	151	468	808	1,769
Class R1 (with or without redemption at end of period)	201	621	1,067	2,306
Class I (with or without redemption at end of period)	90	281	488	1,084

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal investment strategies

The fund is a fund of funds—it invests in other mutual funds. The fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds.

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The fund seeks to maintain a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) of 50% in underlying funds that invest principally in equity securities and 50% in underlying funds that invest principally in fixed income securities. The fund may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.

Target Allocation
Equity Funds	50%
Fixed Income Funds	50%
Target Range
Equity Funds	40-60%
Fixed Income Funds	40-60%

The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history.

18	Legg Mason Lifestyle Funds

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Affiliated funds risk. The fund’s manager serves as manager of the underlying Legg Mason and Western Asset funds and is affiliated with the manager of the underlying Royce funds. In addition, the fund may invest in certain underlying funds for which the fund’s subadviser serves as adviser. It is possible that a conflict of interest among the fund and the underlying funds could affect how the fund’s manager and subadviser fulfill their fiduciary duties to the fund and the underlying funds. For example, the subadviser may have an incentive to allocate the fund’s assets to those funds for which the fees paid to the manager or subadviser are higher than the fees paid by other underlying funds or to those funds for which the subadviser serves as adviser. However, the fund’s Board of Trustees believes the fund has been structured to mitigate these concerns.

Allocation risk. The fund’s ability to achieve its investment objective depends upon the portfolio managers’ skill in determining the fund’s strategic asset class allocation and in selecting the best mix of underlying funds. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, underlying fund or other issuer is incorrect.

Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund’s assets invested in various underlying funds, the fund’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Derivatives risk. Using derivatives may have a leveraging effect, which may result in a disproportionate increase in an underlying fund’s losses on the investment, and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the underlying fund. Using derivatives also can increase an underlying fund’s volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to an underlying fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an underlying fund’s investment in that issuer. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

Foreign investments risk. An underlying fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an underlying fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Legg Mason Lifestyle Funds	19

The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Investing in a fund of funds risk. Your cost of investing in the fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual equity and fixed income securities. An underlying fund may change its investment objective or policies without the fund’s approval, which could force the fund to withdraw its investment from such underlying fund at a time that is unfavorable to the fund. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that stocks may remain undervalued. Although the underlying funds will not concentrate their investments in any one industry or industry group, an underlying fund that is growth- or value-oriented may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries and, indirectly, the fund’s exposure to those factors.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. An underlying fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Liquidity risk. Some assets held by an underlying fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid assets may also be difficult to value. If an underlying fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the underlying fund may be forced to sell at a loss.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of underlying funds than a diversified fund. To the extent the fund invests its assets in a smaller number of underlying funds, the fund will be more susceptible to negative events affecting those funds than diversified funds. The underlying funds in which the fund invests may be either diversified or non-diversified.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Small and medium capitalization company risk. An underlying fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Stock market and equity securities risk. The securities markets are volatile and the market prices of an underlying fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the

20	Legg Mason Lifestyle Funds

Certain risks cont’d

securities owned by an underlying fund fall, the value of your investment in the fund will decline. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Valuation risk. The sales price an underlying fund could receive for any particular portfolio investment may differ from the underlying fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when an underlying fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the underlying fund had not fair-valued the security or had used a different valuation methodology.

These risks are discussed in more detail later in this Prospectus or in the SAI.

Legg Mason Lifestyle Funds	21

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund also compares its performance to the Barclays U.S. Aggregate Index (an index of fixed income securities) and a composite benchmark, which is a hypothetical representation of the performance of the fund’s major asset classes, consisting of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays U.S. Aggregate Index and 7% Barclays U.S. High Yield—2% Issuer Cap Index (an index where issuer exposure is limited to 2% of the market value of the Barclays U.S. Corporate High Yield Index). Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (06/30/2009): 16.49 Worst quarter (12/31/2008): (14.64) The year-to-date return as of the most recent calendar quarter, which ended 03/31/13, was 5.20

Average annual total returns (for periods ended December 31, 2012) (%)
	1 year	5 years	10 years

Class A
Return before taxes	6.17	3.03	5.37
Return after taxes on distributions	5.54	1.93	4.33
Return after taxes on distributions and sale of fund shares	4.00	1.94	4.05

Other Classes (Return before taxes only)
Class B	6.58	3.20	5.29
Class C	10.82	3.65	5.33
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	16.42	1.92	7.52
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	4.22	5.95	5.18
Composite Benchmark (reflects no deduction for fees, expenses or taxes)	11.30	4.46	7.48

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

22	Legg Mason Lifestyle Funds

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Legg Mason Global Asset Allocation, LLC (“LMGAA”)

Portfolio managers: Steven Bleiberg, Y. Wayne Lin and Patricia Duffy. Mr. Bleiberg (President and Chief Investment Officer of LMGAA) has been a portfolio manager for the fund since 2003. Mr. Lin (Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager of LMGAA) and Ms. Duffy (Senior Analyst and Portfolio Manager of LMGAA) have been portfolio managers for the fund since 2012.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class B1	Class C	Class FI	Class R	Class R1[2]	Class I
General	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*
IRAs	250/50	250/50	250/50	N/A	N/A	N/A	1 million/None*
SIMPLE IRAs	None/None	None/None	None/None	N/A	N/A	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	N/A	N/A	None/None
Eligible Investment Programs	None/None	N/A	N/A	None/None	None/None	N/A	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	N/A	None/None	None/None	None/None	N/A	None/None
Other Retirement Plans	None/None	None/None	None/None	N/A	N/A	N/A	1 million/None*
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None

[1]	Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.
[2]	Class R1 shares are closed to all new purchases and incoming exchanges.
*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

Legg Mason Lifestyle Funds	23

Legg Mason Lifestyle Allocation 30%

Investment objective

The fund seeks income as a primary objective and long-term growth of capital as a secondary objective.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 61 under the heading “Sales charges” and in the fund’s SAI on page 68 under the heading “Sales Charge Waivers and Reductions.”

The fund no longer offers Class B shares for purchase by new or existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.

Shareholder fees (fees paid directly from your investment)
	Class A	Class B	Class C (Class R1 prior to August 1, 2012)	Class C1 (Class C prior to August 1, 2012)	Class FI	Class R	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	4.50	1.00	1.00	None	None	None
Small account fee[1]	$15	$15	$15	$15	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class B	Class C (Class R1 prior to August 1, 2012)	Class C1 (Class C prior to August 1, 2012)	Class FI	Class R	Class I
Management fees	None	None	None	None	None	None	None
Distribution and service (12b-1) fees	0.25	0.75	1.00	0.70	0.25	0.50	None
Other expenses	0.29	0.46	0.22	0.40	0.34[2]	0.34[2]	0.34
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.65	0.65	0.65	0.65	0.65	0.65	0.65
Total annual fund operating expenses[3]	1.19	1.86	1.87	1.75	1.24	1.49	0.99

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class FI and Class R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the Prospectus and in the fund’s shareholder reports because the ratios in the financial highlights tables reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

•	The fees and expenses of the underlying Legg Mason-affiliated funds are reflected

24	Legg Mason Lifestyle Funds

Fees and expenses of the fund cont’d

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	541	787	1,052	1,808
Class B (with redemption at end of period)	639	885	1,106	2,005
Class B (without redemption at end of period)	189	585	1,006	2,005
Class C (Class R1 prior to August 1, 2012) (with redemption at end of period)	290	588	1,011	2,192
Class C (Class R1 prior to August 1, 2012) (without redemption at end of period)	190	588	1,011	2,192
Class C1 (Class C prior to August 1, 2012) (with redemption at end of period)	278	552	950	2,063
Class C1 (Class C prior to August 1, 2012) (without redemption at end of period)	178	552	950	2,063
Class FI (with or without redemption at end of period)	126	393	680	1,500
Class R (with or without redemption at end of period)	152	471	813	1,779
Class I (with or without redemption at end of period)	101	315	547	1,213

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal investment strategies

The fund is a fund of funds—it invests in other mutual funds. The fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds.

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The fund seeks to maintain a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) of 30% in underlying funds that invest principally in equity securities and 70% in underlying funds that invest principally in fixed income securities. The fund may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.

Target Allocation
Equity Funds	30%
Fixed Income Funds	70%
Target Range
Equity Funds	20-40%
Fixed Income Funds	60-80%

The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history.

Legg Mason Lifestyle Funds	25

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Affiliated funds risk. The fund’s manager serves as manager of the underlying Legg Mason and Western Asset funds and is affiliated with the manager of the underlying Royce funds. In addition, the fund may invest in certain underlying funds for which the fund’s subadviser serves as adviser. It is possible that a conflict of interest among the fund and the underlying funds could affect how the fund’s manager and subadviser fulfill their fiduciary duties to the fund and the underlying funds. For example, the subadviser may have an incentive to allocate the fund’s assets to those funds for which the fees paid to the manager or subadviser are higher than the fees paid by other underlying funds or to those funds for which the subadviser serves as adviser. However, the fund’s Board of Trustees believes the fund has been structured to mitigate these concerns.

Allocation risk. The fund’s ability to achieve its investment objective depends upon the portfolio managers’ skill in determining the fund’s strategic asset class allocation and in selecting the best mix of underlying funds. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, underlying fund or other issuer is incorrect.

Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund’s assets invested in various underlying funds, the fund’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

Credit risk. If an issuer or guarantor of a security held by an underlying fund or a counterparty to a financial contract with an underlying fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Junk bonds have a higher risk of default and are considered speculative.

Derivatives risk. Using derivatives may have a leveraging effect, which may result in a disproportionate increase in an underlying fund’s losses on the investment, and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the underlying fund. Using derivatives also can increase an underlying fund’s volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to an underlying fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Foreign investments risk. An underlying fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an underlying fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign

26	Legg Mason Lifestyle Funds

Certain risks cont’d

governments or central banks, the imposition of currency controls and speculation.

Investing in a fund of funds risk. Your cost of investing in the fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual equity and fixed income securities. An underlying fund may change its investment objective or policies without the fund’s approval, which could force the fund to withdraw its investment from such underlying fund at a time that is unfavorable to the fund. In addition, one underlying fund may buy the same securities that another underlying fund sells. Therefore, the fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that stocks may remain undervalued. Although the underlying funds will not concentrate their investments in any one industry or industry group, an underlying fund that is growth- or value-oriented may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries and, indirectly, the fund’s exposure to those factors.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. An underlying fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Liquidity risk. Some assets held by an underlying fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid assets may also be difficult to value. If an underlying fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the underlying fund may be forced to sell at a loss.

Market and interest rate risk. The securities markets are volatile and the market prices of an underlying fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the securities owned by an underlying fund fall, the value of your investment in the fund will decline. The value of your investment also may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that purchase sovereign debt have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of underlying funds than a diversified fund. To the extent the fund invests its assets in a smaller number of underlying funds, the fund will be more susceptible to negative events affecting those funds than diversified funds. The underlying funds in which the fund invests may be either diversified or non-diversified.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, an underlying fund will be forced to reinvest prepayment

Legg Mason Lifestyle Funds	27

proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. An underlying fund also may lose any premium it paid on the security.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Small and medium capitalization company risk. An underlying fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Valuation risk. The sales price an underlying fund could receive for any particular portfolio investment may differ from the underlying fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when an underlying fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the underlying fund had not fair-valued the security or had used a different valuation methodology.

These risks are discussed in more detail later in this Prospectus or in the SAI.

28	Legg Mason Lifestyle Funds

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund also compares its performance to the Russell 1000 Index and a composite benchmark, which is a hypothetical representation of the performance of the fund’s major asset classes, consisting of 17% Russell 1000 Index, 7% Russell 2000 Index, 6% MSCI EAFE Index, 60% Barclays U.S. Aggregate Index (an index of fixed income securities) and 10% Barclays U.S. High Yield—2% Issuer Cap Index (an index where issuer exposure is limited to 2% of the market value of the Barclays U.S. Corporate High Yield Index). Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (06/30/2009): 14.92 Worst quarter (12/31/2008): (11.42) The year-to-date return as of the most recent calendar quarter, which ended 03/31/13, was 3.32

Average annual total returns (for periods ended December 31, 2012) (%)
	1 year	5 years	10 years

Class A
Return before taxes	6.10	4.26	5.42
Return after taxes on distributions	5.22	2.91	4.13
Return after taxes on distributions and sale of fund shares	3.95	2.79	3.89

Other Classes (Return before taxes only)
Class B	5.53	4.35	5.42
Class C1 (Class C prior to August 1, 2012)	9.14	4.71	5.40
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	16.42	1.92	7.52
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	4.22	5.95	5.18
Composite Benchmark (reflects no deduction for fees, expenses or taxes)	9.13	5.47	6.97

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class A will vary from returns shown for Class A.

Legg Mason Lifestyle Funds	29

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Legg Mason Global Asset Allocation, LLC (“LMGAA”)

Portfolio managers: Steven Bleiberg, Y. Wayne Lin and Patricia Duffy. Mr. Bleiberg (President and Chief Investment Officer of LMGAA) has been a portfolio manager for the fund since 2003. Mr. Lin (Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager of LMGAA) and Ms. Duffy (Senior Analyst and Portfolio Manager of LMGAA) have been portfolio managers for the fund since 2012.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class B1	Class C2 (Class R1 prior to August 1, 2012)	Class C1[3] (Class C prior to August 1, 2012)	Class FI	Class R	Class I
General	1,000/50	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None*
IRAs	250/50	250/50	250/50	250/50	N/A	N/A	1 million/None*
SIMPLE IRAs	None/None	None/None	None/None	None/None	N/A	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	50/50	50/50	N/A	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	N/A	None/None	N/A	None/None
Eligible Investment Programs	None/None	N/A	N/A	N/A	None/None	None/None	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	N/A	None/None	N/A3	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	None/None	N/A	N/A	N/A	1 million/None*
Institutional Investors	1,000/50	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None

[1]	Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and incoming exchanges.
[2]

Initial investments in Class C (formerly Class R1) shares may be combined with existing investment amounts in Class C1 (formerly Class C) shares for the purposes of satisfying the initial investment minimums of Class C (formerly Class R1) shares.

[3]

Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

30	Legg Mason Lifestyle Funds

More on the funds’ investment strategies, investments and risks

Legg Mason Lifestyle Allocation 85%

Investment objective

The fund seeks capital appreciation.

Principal investment strategies

The fund is a fund of funds—it invests in other mutual funds. The fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds. The underlying funds’ investment objectives and their principal investment strategies are described below under “Underlying funds.”

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The fund seeks to maintain a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) of 85% in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed income securities. The fund may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.

Target Allocation
Equity Funds	85%
Fixed Income Funds	15%
Target Range
Equity Funds	80-100%
Fixed Income Funds	0-20%

The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest the fund’s assets in underlying Legg Mason-affiliated funds that have a limited performance history.

The fund may invest in any of the underlying funds listed in the table below. The Target Range in the table shows the percentage range of the fund’s assets that may be invested in the underlying funds at any time. The fund is not expected to be invested in all of the underlying funds at any time. The subadviser may change the fund’s allocations among the underlying funds, the percentage invested in a particular underlying fund and add and delete underlying funds, from time to time and without prior notice to shareholders. The subadviser may also vary the allocation between equity funds and fixed income funds within the Target Range without prior notice to shareholders.

For purposes of the fund’s Target Allocation and Target Ranges between equity funds and fixed income funds, the Legg Mason Strategic Real Return Fund will be classified as an equity fund with respect to 50% of the fund’s investment and a fixed income fund with respect to the remaining 50% of the fund’s investment.

Legg Mason Lifestyle Funds	31

Underlying funds in which Allocation 85% may invest
Target Range
Legg Mason Batterymarch U.S. Large Cap Equity Fund	0-30%
Legg Mason BW Diversified Large Cap Value Fund	0-20%
Legg Mason Capital Management Global Growth Trust	0-20%
Legg Mason Capital Management Opportunity Trust	0-20%
Legg Mason Capital Management Value Trust	0-20%
ClearBridge Aggressive Growth Fund	0-20%
ClearBridge Appreciation Fund	0-20%
ClearBridge Equity Income Fund	0-20%
ClearBridge All Cap Value Fund	0-20%
ClearBridge Large Cap Growth Fund	0-20%
ClearBridge Large Cap Value Fund	0-20%
Western Asset Inflation Indexed Plus Bond Fund	0-20%
Legg Mason Batterymarch International Equity Trust	0-15%
Legg Mason BW Absolute Return Opportunities Fund	0-15%
Legg Mason BW International Opportunities Bond Fund	0-15%
Legg Mason Capital Management Special Investment Trust	0-15%
ClearBridge Mid Cap Core Fund	0-15%
ClearBridge Small Cap Growth Fund	0-15%
ClearBridge Small Cap Value Fund	0-15%
ClearBridge International All Cap Opportunity Fund	0-15%
Royce Special Equity Fund	0-15%
Royce Total Return Fund	0-15%
Royce Value Fund	0-15%
Western Asset Core Plus Bond Fund	0-15%
Western Asset Total Return Unconstrained Fund	0-15%
Legg Mason Batterymarch Emerging Markets Trust	0-10%
Legg Mason Esemplia Emerging Markets Long-Short Fund	0-10%
Legg Mason Strategic Real Return Fund	0-10%
Western Asset High Yield Fund	0-10%

The fund invests in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the fund, at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes. For underlying funds in the Legg Mason and Western Asset families of funds, the fund purchases Class IS shares, if the underlying fund offers Class IS shares, or Class I shares. The fund invests in the Institutional or Institutional Select Class of shares of the underlying funds in the Royce family of funds.

Summary performance information for the underlying funds appears in Appendix A.

The fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

32	Legg Mason Lifestyle Funds

More on the funds’ investment strategies, investments and risks cont’d

Legg Mason Lifestyle Allocation 70%

Investment objective

The fund seeks long-term growth of capital.

Principal investment strategies

The fund is a fund of funds—it invests in other mutual funds. The fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds. The underlying funds’ investment objectives and their principal investment strategies are described below under “Underlying funds.”

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The fund seeks to maintain a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) of 70% in underlying funds that invest principally in equity securities and 30% in underlying funds that invest principally in fixed income securities. The fund may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.

Target Allocation
Equity Funds	70%
Fixed Income Funds	30%
Target Range
Equity Funds	60-80%
Fixed Income Funds	20-40%

The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest the fund’s assets in underlying Legg Mason-affiliated funds that have a limited performance history.

The fund may invest in any of the underlying funds listed in the table below. The Target Range in the table shows the percentage range of the fund’s assets that may be invested in the underlying funds at any time. The fund is not expected to be invested in all of the underlying funds at any time. The subadviser may change the fund’s allocations among the underlying funds, the percentage invested in a particular underlying fund and add and delete underlying funds, from time to time and without prior notice to shareholders. The subadviser may also vary the allocation between equity funds and fixed income funds within the Target Range without prior notice to shareholders.

For purposes of the fund’s Target Allocation and Target Ranges between equity funds and fixed income funds, the Legg Mason Strategic Real Return Fund will be classified as an equity fund with respect to 50% of the fund’s investment and a fixed income fund with respect to the remaining 50% of the fund’s investment.

Legg Mason Lifestyle Funds	33

Underlying funds in which Allocation 70% may invest
Target Range
Legg Mason Batterymarch U.S. Large Cap Equity Fund	0-25%
Legg Mason BW Diversified Large Cap Value Fund	0-20%
Legg Mason BW International Opportunities Bond Fund	0-20%
Legg Mason Capital Management Global Growth Trust	0-20%
Legg Mason Capital Management Opportunity Trust	0-20%
Legg Mason Capital Management Value Trust	0-20%
ClearBridge Aggressive Growth Fund	0-20%
ClearBridge Appreciation Fund	0-20%
ClearBridge All Cap Value Fund	0-20%
ClearBridge Large Cap Growth Fund	0-20%
ClearBridge Large Cap Value Fund	0-20%
Western Asset Core Plus Bond Fund	0-20%
Western Asset Total Return Unconstrained Fund	0-20%
Legg Mason Batterymarch International Equity Trust	0-15%
Legg Mason BW Absolute Return Opportunities Fund	0-15%
Legg Mason Capital Management Special Investment Trust	0-15%
ClearBridge Equity Income Fund	0-15%
ClearBridge Mid Cap Core Fund	0-15%
ClearBridge Small Cap Growth Fund	0-15%
ClearBridge International All Cap Opportunity Fund	0-15%
Royce Total Return Fund	0-15%
Royce Value Fund	0-15%
Legg Mason Batterymarch Emerging Markets Trust	0-10%
ClearBridge Small Cap Value Fund	0-10%
Legg Mason Esemplia Emerging Markets Long-Short Fund	0-10%
Legg Mason Strategic Real Return Fund	0-10%
Royce Special Equity Fund	0-10%
Western Asset High Yield Fund	0-10%
Western Asset Inflation Indexed Plus Bond Fund	0-10%

The fund invests in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the fund, at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes. For underlying funds in the Legg Mason and Western Asset families of funds, the fund purchases Class IS shares, if the underlying fund offers Class IS shares, or Class I shares. The fund invests in the Institutional or Institutional Select Class of shares of the underlying funds in the Royce family of funds.

Summary performance information for the underlying funds appears in Appendix A.

The fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board without shareholder approval and on notice to shareholders.

34	Legg Mason Lifestyle Funds

More on the funds’ investment strategies, investments and risks cont’d

Legg Mason Lifestyle Allocation 50%

Investment objective

The fund seeks balance of growth of capital and income.

Principal investment strategies

The fund is a fund of funds—it invests in other mutual funds. The fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds. The underlying funds’ investment objectives and their principal investment strategies are described below under “Underlying funds.”

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The fund seeks to maintain a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) of 50% in underlying funds that invest principally in equity securities and 50% in underlying funds that invest principally in fixed income securities. The fund may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.

Target Allocation
Equity Funds	50%
Fixed Income Funds	50%
Target Range
Equity Funds	40-60%
Fixed Income Funds	40-60%

The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest the fund’s assets in underlying Legg Mason-affiliated funds that have a limited performance history.

The fund may invest in any of the underlying funds listed in the table below. The Target Range in the table shows the percentage range of the fund’s assets that may be invested in the underlying funds at any time. The fund is not expected to be invested in all of the underlying funds at any time. The subadviser may change the fund’s allocations among the underlying funds, the percentage invested in a particular underlying fund and add and delete underlying funds, from time to time and without prior notice to shareholders. The subadviser may also vary the allocation between equity funds and fixed income funds within the Target Range without prior notice to shareholders.

For purposes of the fund’s Target Allocation and Target Ranges between equity funds and fixed income funds, the Legg Mason Strategic Real Return Fund will be classified as an equity fund with respect to 50% of the fund’s investment and a fixed income fund with respect to the remaining 50% of the fund’s investment.

Legg Mason Lifestyle Funds	35

Underlying funds in which Allocation 50% may invest
Target Range
Western Asset Core Plus Bond Fund	20-40%
Legg Mason Batterymarch U.S. Large Cap Equity Fund	0-25%
Legg Mason BW International Opportunities Bond Fund	0-25%
Legg Mason BW Absolute Return Opportunities Fund	0-20%
Western Asset Inflation Indexed Plus Bond Fund	0-20%
Western Asset Total Return Unconstrained Fund	0-20%
Legg Mason BW Diversified Large Cap Value Fund	0-15%
Legg Mason Capital Management Global Growth Trust	0-15%
Legg Mason Capital Management Opportunity Trust	0-15%
Legg Mason Capital Management Special Investment Trust	0-15%
Legg Mason Capital Management Value Trust	0-15%
ClearBridge Aggressive Growth Fund	0-15%
ClearBridge Appreciation Fund	0-15%
ClearBridge Equity Income Fund	0-15%
ClearBridge All Cap Value Fund	0-15%
ClearBridge Large Cap Growth Fund	0-15%
ClearBridge Large Cap Value Fund	0-15%
Western Asset High Yield Fund	0-15%
Legg Mason Batterymarch International Equity Trust	0-10%
ClearBridge Mid Cap Core Fund	0-10%
ClearBridge Small Cap Growth Fund	0-10%
ClearBridge Small Cap Value Fund	0-10%
ClearBridge International All Cap Opportunity Fund	0-10%
Legg Mason Strategic Real Return Fund	0-10%
Royce Special Equity Fund	0-10%
Royce Total Return Fund	0-10%
Royce Value Fund	0-10%

The fund invests in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the fund, at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes. For underlying funds in the Legg Mason and Western Asset families of funds, the fund purchases Class IS shares, if the underlying fund offers Class IS shares, or Class I shares. The fund invests in the Institutional or Institutional Select Class of shares of the underlying funds in the Royce family of funds.

Summary performance information for the underlying funds appears in Appendix A.

The fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board without shareholder approval and on notice to shareholders.

36	Legg Mason Lifestyle Funds

More on the funds’ investment strategies, investments and risks cont’d

Legg Mason Lifestyle Allocation 30%

Investment objective

The fund seeks income as a primary objective and long-term growth of capital as a secondary objective.

Principal investment strategies

The fund is a fund of funds—it invests in other mutual funds. The fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds. The underlying funds’ investment objectives and their principal investment strategies are described below under “Underlying funds.”

The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The fund seeks to maintain a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) of 30% in underlying funds that invest principally in equity securities and 70% in underlying funds that invest principally in fixed income securities. The fund may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends.

Target Allocation
Equity Funds	30%
Fixed Income Funds	70%
Target Range
Equity Funds	20-40%
Fixed Income Funds	60-80%

The underlying funds have a range of investment styles and focuses. The underlying equity funds include large cap and small cap funds, growth- and value-oriented funds and international funds. The underlying fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities and securities rated below investment grade (commonly known as “junk bonds”). The underlying fixed income funds invest in securities of varying maturities. The portfolio managers may invest the fund’s assets in underlying Legg Mason-affiliated funds that have a limited performance history.

The fund may invest in any of the underlying funds listed in the table below. The Target Range in the table shows the percentage range of the fund’s assets that may be invested in the underlying funds at any time. The fund is not expected to be invested in all of the underlying funds at any time. The subadviser may change the fund’s allocations among the underlying funds, the percentage invested in a particular underlying fund and add and delete underlying funds, from time to time and without prior notice to shareholders. The subadviser may also vary the allocation between equity funds and fixed income funds within the Target Range without prior notice to shareholders.

For purposes of the fund’s Target Allocation and Target Ranges between equity funds and fixed income funds, the Legg Mason Strategic Real Return Fund will be classified as an equity fund with respect to 50% of the fund’s investment and a fixed income fund with respect to the remaining 50% of the fund’s investment.

Legg Mason Lifestyle Funds	37

Underlying funds in which Allocation 30% may invest
Target Range
Western Asset Core Plus Bond Fund	35-55%
Legg Mason BW International Opportunities Bond Fund	0-25%
Legg Mason BW Absolute Return Opportunities Fund	0-20%
Western Asset Inflation Indexed Plus Bond Fund	0-20%
Western Asset Total Return Unconstrained Fund	0-20%
Legg Mason Batterymarch U.S. Large Cap Equity Fund	0-15%
Legg Mason BW Diversified Large Cap Value Fund	0-15%
Legg Mason Capital Management Global Growth Trust	0-15%
Legg Mason Capital Management Opportunity Trust	0-15%
Legg Mason Capital Management Special Investment Trust	0-15%
Legg Mason Capital Management Value Trust	0-15%
ClearBridge Aggressive Growth Fund	0-15%
ClearBridge Appreciation Fund	0-15%
ClearBridge Equity Income Fund	0-15%
ClearBridge All Cap Value Fund	0-15%
ClearBridge Large Cap Growth Fund	0-15%
ClearBridge Large Cap Value Fund	0-15%
Western Asset High Yield Fund	0-15%
Legg Mason Batterymarch International Equity Trust	0-10%
ClearBridge Mid Cap Core Fund	0-10%
ClearBridge Small Cap Growth Fund	0-10%
ClearBridge Small Cap Value Fund	0-10%
ClearBridge International All Cap Opportunity Fund	0-10%
Legg Mason Strategic Real Return Fund	0-10%
Royce Special Equity Fund	0-10%
Royce Total Return Fund	0-10%
Royce Value Fund	0-10%

The fund invests in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the fund, at net asset value with no initial or contingent deferred sales charges and with generally lower expenses than other share classes. For underlying funds in the Legg Mason and Western Asset families of funds, the fund purchases Class IS shares, if the underlying fund offers Class IS shares, or Class I shares. The fund invests in the Institutional or Institutional Select Class of shares of the underlying funds in the Royce family of funds.

Summary performance information for the underlying funds appears in Appendix A.

The fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board without shareholder approval and on notice to shareholders.

38	Legg Mason Lifestyle Funds

More on the funds’ investment strategies, investments and risks cont’d

Underlying funds

The following is a description of the investment objectives and principal investment strategies of the underlying funds in which the funds may invest. Each of the underlying funds is managed by the funds’ investment manager or an affiliate of the funds’ investment manager. The investment manager for each of the Legg Mason Funds and Western Asset Funds is Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”). The investment manager for each of the Royce Funds is Royce & Associates, LLC.

Underlying fund	Investment objectives and principal investment strategies
U.S. Equity
Legg Mason Batterymarch U.S. Large Cap Equity Fund	Seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in U.S. equity securities or other investments with similar economic characteristics of large capitalization companies. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund has exposure to growth and value equities of large capitalization companies. The fund seeks to produce returns that exceed those of the Russell 1000 Index over a full market cycle (typically three to five years). The fund also may invest in derivatives.
Legg Mason BW Diversified Large Cap Value Fund	Seeks long-term capital appreciation. The fund normally invests at least 80% of its net assets in equity securities of large capitalization companies. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund invests primarily in equity securities that, in the investment adviser’s opinion, are undervalued or out of favor. The investment adviser invests in securities that meet its value criteria, based on both quantitative and fundamental analysis. The fund expects to hold approximately 150-250 stocks under normal market conditions. The fund may invest in foreign equity securities, either directly or through depositary receipts.
Legg Mason Capital Management Opportunity Trust	Seeks long-term growth of capital. The fund invests in securities, derivatives and other financial instruments that, in the portfolio managers’ opinion, offer the opportunity for long-term growth of capital. The portfolio managers exercise a flexible strategy in the selection of investments, not limited by investment style or asset class. The fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities. The fund may engage to a substantial degree in short sales of securities and other instruments. The fund may also borrow money for investment purposes, in amounts up to 10% of the fund’s net assets, a practice known as “leveraging.” Although the portfolio managers consider ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the fund, such securities may include investments rated below investment grade, commonly known as “junk” bonds, and unrated securities.
Legg Mason Capital Management Special Investment Trust	Seeks capital appreciation. The fund invests primarily in equity securities and securities convertible into equity securities. While the fund may invest a portion of its assets in companies of any size, the portfolio managers expect that under normal circumstances, the fund will invest the majority of its total assets in the securities of companies in the mid-cap market capitalization range or in “special situations,” at the time of purchase. Market capitalization is not a factor when determining whether companies are involved in “special situations.” The portfolio managers define special situations as companies undergoing unusual or possibly one-time developments that, in the opinion of the portfolio managers, make them attractive for investment. The fund will not invest more than 20% of its total assets in securities of companies involved in reorganizations or restructurings in connection with bankruptcy proceedings. The fund may also invest in debt securities, including securities involved in special situations. The fund may invest up to 35% of its total assets in debt securities rated below investment grade (BBB/Baa), commonly known as “junk bonds” and unrated securities judged by the adviser to be below investment grade.
Legg Mason Capital Management Value Trust	Seeks long-term growth of capital. The fund invests primarily in equity securities that, in the portfolio managers’ opinion, offer the potential for capital growth. The portfolio managers follow a value discipline in selecting securities, and therefore seek to purchase securities at large discounts to the portfolio managers’ assessment of their intrinsic value. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade (BBB/Baa), commonly known as “junk bonds” and unrated securities judged by the adviser to be below investment grade.
ClearBridge Aggressive Growth Fund	Seeks capital appreciation. The fund invests primarily in common stocks of companies that the portfolio managers believe are experiencing, or will experience, growth in earnings exceeding the average rate of earnings growth of the companies which comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium capitalization companies, a significant portion of the fund’s assets may be invested in the securities of such companies. The fund may invest up to 25% of its net assets (at the time of investment) in foreign securities. The fund also may invest in derivatives and engage in short sales.

Legg Mason Lifestyle Funds	39

Underlying fund	Investment objectives and principal investment strategies
ClearBridge Appreciation Fund	Seeks long-term appreciation of shareholders’ capital. The fund invests primarily in equity securities of U.S. companies. The fund typically invests in medium and large capitalization companies, but may also invest in small capitalization companies. The fund may invest up to 20% of its net assets in the equity securities of foreign issuers. The fund also may invest in derivatives and engage in short sales.
ClearBridge Equity Income Fund	The fund primarily seeks a high level of current income and secondarily seeks long-term capital appreciation. Under normal circumstances, the fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics. A significant portion of the fund’s portfolio will consist of equity securities that pay dividends. The fund may invest up to 50% of its net assets in equity securities of foreign issuers, either directly or through depositary receipts. The foreign issuers in which the fund may invest include issuers that are organized outside the United States and conduct their operations in the United States and other countries (commonly known as “multinational companies”) and other foreign issuers with market capitalizations generally of at least $10 billion. The fund may invest in issuers of any size. The fund may invest up to 20% of its assets in fixed income securities of any quality, including lower-rated, high-yielding debt securities. The fund may also invest in derivatives and engage in short sales.
ClearBridge All Cap Value Fund	Seeks long-term capital growth. Current income is a secondary consideration. The fund invests primarily in common stocks and common stock equivalents of companies the portfolio managers believe are undervalued in the marketplace. While the portfolio managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return. The fund invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium capitalization companies when the portfolio managers believe smaller companies offer more attractive value opportunities. The fund may invest up to 25% of its assets in equity securities of foreign issuers. The fund may engage in short sales and invest in derivatives.
ClearBridge Large Cap Growth Fund	Seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities of U.S. companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index. The fund may invest up to 10% of its assets in securities of foreign issuers directly or in the form of depositary receipts. The fund may engage in short sales.
ClearBridge Large Cap Value Fund	The fund primarily seeks long-term growth of capital. Current income is a secondary objective. Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalization similar to companies in the Russell 1000 Index. The fund may invest up to 20% of its net assets in securities of foreign issuers. The fund may invest in various types of fixed-income securities, including from time to time up to 5% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio managers. Certain of the fixed income securities in which the fund may invest may be distressed debt securities. The fund may engage in short sales and invest in derivatives.
ClearBridge Mid Cap Core Fund	Seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. Medium capitalization companies are defined as those companies whose market capitalization values are in the range of the market capitalization values of the constituents of the S&P MidCap 400 Index or the Russell Midcap Index, as determined from time to time. The fund may invest up to 20% of its assets in equity securities of companies other than medium capitalization companies. The fund may invest up to 25% of its net assets in securities of foreign issuers. The fund may engage in short sales and invest in derivatives.
ClearBridge Small Cap Growth Fund	Seeks long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations and related investments. For the purposes of this 80% policy, small capitalization companies are companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. The fund may invest up to 20% of its net assets in equity securities of companies that are not considered to be small capitalization companies. The fund also may invest in derivatives and engage in short sales.
ClearBridge Small Cap Value Fund	The fund seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowing for investment purposes, in common stocks and other equity securities of small capitalization U.S. companies or in other investments with similar economic characteristics. Small capitalization companies are those companies whose market capitalizations at the time of investment do not exceed (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. The fund may invest up to 20% of its net assets in equity securities of companies with larger market capitalizations. The fund may invest up to 10% of its assets in foreign issuers. The fund also may invest in derivatives and engage in short sales.

40	Legg Mason Lifestyle Funds

More on the funds’ investment strategies, investments and risks cont’d

Underlying fund	Investment objectives and principal investment strategies
Royce Special Equity Fund	Seeks long-term growth of capital. The fund invests primarily in the equity securities of small-cap and micro-cap companies, those with market capitalizations up to $2.5 billion. The portfolio manager applies an intensive value approach, which attempts to combine classic value analysis, the identification of good businesses and accounting cynicism. Normally, the fund invests at least 80% of its net assets in equity securities. At least 65% of these securities will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 5% of its assets in foreign securities.
Royce Total Return Fund	Seeks both long-term growth of capital and current income. The fund invests primarily in dividend-paying securities of small-cap and micro-cap companies that the adviser believes are trading significantly below the adviser’s estimate of their current worth. Of the more than 4,100 small-cap and micro-cap companies, more than 1,000 currently pay dividends. Investing in such securities may tend to stabilize the volatility inherent in the prices of small-cap and micro-cap securities. Normally, the fund invests at least 65% of its net assets in equity securities. At least 90% of these securities will produce dividend or interest income to the fund, and at least 65% will be issued by companies with stock market capitalizations up to $2.5 billion at the time of investment. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.
Royce Value Fund	Seeks long-term growth of capital. The fund invests primarily in the equity securities of small-cap and mid-cap companies with stock market capitalizations from $750 million to $5 billion that the adviser believes are trading significantly below its estimate of their current worth. The fund generally invests in securities of companies that the adviser believes have excellent business strengths, high internal rates of return and low leverage. Normally, the fund invests at least 80% of its net assets in equity securities of such small-cap and/or mid-cap companies. Although the fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.
International Equity
Legg Mason Batterymarch International Equity Trust	Seeks maximum long-term total return. The adviser currently intends to invest substantially all of the fund’s assets in non-U.S. equity securities. The primary focus of the adviser is value added through stock selection, with a secondary focus on region and sector allocation. The fund may invest up to 35% of its total assets in securities of emerging market issuers. The fund may invest in debt securities to a limited extent.
Legg Mason Capital Management Global Growth Trust	Seeks long-term growth of capital. The fund normally invests primarily in common stocks that, in the portfolio manager’s opinion, appear to offer above average growth potential and trade at a significant discount to the portfolio manager’s assessment of their intrinsic value. Any income realized will be incidental to the fund’s objective. Under normal circumstances, the adviser expects to invest in a limited number of companies. The fund may invest in companies located, or with substantial operations, in emerging markets. The fund may invest in convertible securities.
ClearBridge International All Cap Opportunity Fund	Seeks total return on its assets from growth of capital and income. Under normal circumstances, the fund invests at least 80% of its net assets in a diversified portfolio of equity securities of foreign companies and invests substantially all of its assets outside the United States. The fund may invest in equity securities of small, medium and large capitalization issuers. The fund may invest in equity securities of foreign companies either directly or through depositary receipts representing an interest in those securities. Under normal circumstances, the fund may invest up to 20% of the value of its net assets in debt securities of U.S. and foreign corporate and governmental issuers, including up to 10% of the value of its net assets in debt securities rated below investment grade. The fund may invest in all types of debt securities of any maturity or credit quality.
Legg Mason Strategic Real Return Fund	Seeks to provide an attractive long-term real return, defined as total return reduced by the impact of inflation. In seeking to meet its investment goal, the fund implements a tactical asset allocation program overseen by its adviser. The fund allocates its assets among five investment “sleeves” which the adviser believes are generally complementary to each other, with the following target allocations of the fund’s net assets: (i) Inflation-Linked Debt Securities (40%); (ii) Equity Securities (20%); (iii) Commodity-Linked Securities (20%); (iv) REITs (10%); and (v) Tactical Strategy (10%). The composition and asset allocation of the fund’s investment portfolio will vary over time, based on the adviser’s overall allocation decisions, and may be changed without shareholder approval. Asset allocation decisions are based primarily on the adviser’s evaluation of future consumer price trends and the relative attractiveness of the asset classes in which the fund invests. These evaluations are based on modeling processes that assign probabilities to different inflation scenarios. The modeling processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines. The fund also may invest in derivatives.

Legg Mason Lifestyle Funds	41

Underlying fund	Investment objectives and principal investment strategies
Emerging Market Equity
Legg Mason Batterymarch Emerging Markets Trust	Seeks long-term capital appreciation. The fund’s adviser, under normal circumstances, will invest substantially all of the fund’s net assets in equity securities and convertible securities of emerging market issuers. The fund intends to invest in Asia, Latin America, the Indian Subcontinent, Southern and Eastern Europe, the Middle East and Africa, although it might not invest in all these markets at all times and might not invest in any particular market when it deems investment in that country or region to be inadvisable. The fund is not limited in the amount of its total assets that may be denominated in a single currency or invested in securities of issuers located in a single country. The fund may invest in debt securities to a limited extent.
Legg Mason Esemplia Emerging Markets Long-Short Fund	Seeks to provide long-term total return. Under normal circumstances, the fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities and related instruments issued by, or tied economically to, companies in emerging markets. The fund considers emerging market nations to include countries that, at the time the fund makes an investment, are categorized by the World Bank and its affiliates as “low income” or “middle income,” are included in the MSCI Emerging Markets Index or are believed by the subadviser to have similar characteristics to emerging market nations. Generally, the fund invests in a number of different countries. Under normal circumstances, the fund invests in companies in at least eight foreign markets and does not invest more than 25% of its assets in any one country. The fund invests across a range of industries. The fund may invest in securities of any market capitalization and in securities denominated in either U.S. dollars or foreign currencies. The fund pursues its investment objective by taking both long and short positions, primarily through equity securities and equity-linked notes and the use of swap agreements, options, futures and other derivative investments.
High Yield Fixed Income
Western Asset High Yield Fund	Seeks to maximize total return, consistent with prudent investment management. Under normal market conditions, the fund will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more NRSROs or are of a comparable quality as determined by the subadviser. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The fund may invest up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities. The fund may also invest in derivatives.
U.S. Core Fixed Income
Legg Mason BW Absolute Return Opportunities Fund	Seeks to generate positive returns that are independent of market cycles. Under normal market conditions, the fund seeks to meet its investment objective through strategic investments in domestic and foreign fixed income securities and currencies. The fund will initiate long and short exposures by investing across bond sectors, including sovereign debt and corporate bonds; currencies; and derivative instruments. Short exposure will be established primarily through the use of derivatives, including currency forwards, interest rate swaps and futures. The portfolio managers endeavor to outperform the return of the 3-month U.S. Treasury Bill by 300 basis points on a rolling 36-month basis (although there can be no assurance this rate of return will be achieved). Long investments are typically concentrated in sovereign debt or currencies of 6 to 12 countries, or corporate debt of issuers in those countries that the portfolio managers believe offer the most attractive absolute return opportunities. Short positions are typically established in interest rates or currencies that the portfolio managers believe are overvalued, will fall in value and can potentially generate absolute returns. The fund may invest a significant portion of its assets in a particular geographic region or country, including emerging market countries. The portfolio managers intend to maintain an average weighted portfolio quality of A- or better. The fund will invest in both investment grade and below investment grade securities and currencies of developed and emerging countries. The weighted average effective duration of the fund’s portfolio, including derivatives, is expected to range from -5 to +5 years. The fund’s use of derivatives may be extensive.
Legg Mason Strategic Real Return Fund	Seeks to provide an attractive long-term real return, defined as total return reduced by the impact of inflation. In seeking to meet its investment goal, the fund implements a tactical asset allocation program overseen by its adviser. The fund allocates its assets among five investment “sleeves” which the adviser believes are generally complementary to each other, with the following target allocations of the fund’s net assets: (i) Inflation-Linked Debt Securities (40%); (ii) Equity Securities (20%); (iii) Commodity-Linked Securities (20%); (iv) REITs (10%); and (v) Tactical Strategy (10%). The composition and asset allocation of the fund’s investment portfolio will vary over time, based on the adviser’s overall allocation decisions, and may be changed without shareholder approval. Asset allocation decisions are based primarily on the adviser’s evaluation of future consumer price trends and the relative attractiveness of the asset classes in which the fund invests. These evaluations are based on modeling processes that assign probabilities to different inflation scenarios. The modeling processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines. The fund also may invest in derivatives.

42	Legg Mason Lifestyle Funds

More on the funds’ investment strategies, investments and risks cont’d

Underlying fund	Investment objectives and principal investment strategies
Western Asset Core Plus Bond Fund	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration specified below: The fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the fund may invest in debt and fixed income securities of any maturity, the fund will normally maintain a dollar-weighted average effective duration of the fund is expected to range within 30% of the average duration of the domestic bond market as a whole as measured by the adviser (generally, this range is 2.5-7 years). The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers and up to 20% of total assets in non-U.S. dollar denominated securities. The fund may invest up to 20% of its assets in debt securities rated below investment grade (i.e., not rated at least Baa/BBB by one or more NRSROs or unrated securities of comparable quality). Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The fund also may invest in derivatives.
Western Asset Inflation Indexed Plus Bond Fund	Seeks to maximize total return, consistent with preservation of capital. Under normal conditions, the fund invests at least 80% of its net assets in inflation-indexed fixed income securities and at least 70% of its net assets in U.S. Treasury Inflation Protected Securities. The fund invests in fixed income securities of any maturity; however, the fund’s target dollar-weighted average effective duration is expected to range within 3 years of that of its benchmark, the Barclays U.S. TIPS Index. Therefore, the range within which the dollar-weighted average effective duration of the fund is expected to fluctuate is 6-12 years, although this may vary. The fund intends to sell protection in connection with credit default swaps relating to corporate debt securities. It is currently expected that the notional amount of the credit default swaps will not exceed 40% of the fund’s net assets, although such exposure may exceed 40% from time to time. The fund is expected to maintain a dollar-weighted average credit quality of at least A/A.
Western Asset Total Return Unconstrained Fund	Seeks to maximize long-term total return. The fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the fund will invest at least 50% of its net assets in debt and fixed income securities rated at least Baa or BBB at the time of purchase by one or more NRSROs or unrated securities of comparable quality at the time of purchase (as determined by the fund’s advisers). The fund may invest no more than 50% of its net assets in non-U.S. dollar denominated securities and no more than 25% of its net assets in un-hedged non-U.S. dollar denominated securities. The fund may invest no more than 25% of its net assets in non-U.S. dollar denominated securities rated below investment grade and no more than 25% of its net assets in non-U.S. issuers rated below investment grade. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” No more than 50% of the fund’s net assets may be invested in a combination of non-U.S. dollar denominated securities, emerging market securities and securities that are not investment grade securities. The fund is permitted to invest in securities issued or guaranteed by the government of the United States or any of the G-7 countries, including their agencies, instrumentalities and political sub-divisions, without limit; however, (i) no more than 10% of the fund’s net assets may be invested in securities issued or guaranteed by a single government that is a non-G-7 country, including its agencies, instrumentalities and sub-divisions; (ii) no more than 10% of the fund’s net assets may be invested in private mortgage-backed and asset-backed securities of a single issuer unless the collateral relating to such securities is credit-independent of the issuer and the security’s credit enhancement is independent of the issuer, in which case no more than 25% of the fund’s net assets may be invested in private mortgage-backed and asset-backed securities of such issuer; and (iii) other than as described above, no more than 5% of the fund’s net assets may be invested in the obligations of any single issuer. The fund also may invest in derivatives.
International Fixed Income
Legg Mason BW International Opportunities Bond Fund	Seeks to maximize total return consisting of income and capital appreciation. The fund will normally invest its total assets primarily in debt and fixed income securities of issuers located in developed countries. The fund invests in the sovereign debt and currencies of countries in the Citigroup World Government Bond Index ex-U.S. (Unhedged). In addition, under normal circumstances, the fund will invest at least 80% of its net assets in debt securities. The fund may invest up to 25% of its net assets in convertible debt securities. Normally the fund holds a portfolio of debt securities of issuers located in a minimum of six countries. The fund invests in both investment grade and below investment grade securities, and invests less than 35% of its total assets in below investment grade securities (commonly known as “junk bonds”). The fund maintains an average weighted portfolio quality of A or better. The average weighted duration of the fund’s portfolio ranges from 1 to 10 years but for individual markets may be greater or lesser depending on the prospects for lower interest rates and the potential for capital gains. The fund may also invest in derivatives.

More on the investments of the underlying funds

By owning shares of underlying funds, the fund invests indirectly, in varying degrees, in equity and fixed income securities of U.S. and non-U.S. issuers. The following summarizes the principal types of securities and instruments in which the underlying funds may invest and techniques they may pursue in seeking to achieve their investment objectives.

Legg Mason Lifestyle Funds	43

Equity investments

Subject to its particular investment policies, an underlying fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts.

Fixed income investments

Subject to its particular investment policies, an underlying fund may invest in all types of fixed income securities. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.

Foreign investments

Certain underlying funds may invest in the securities of foreign issuers, including emerging market issuers, either directly or through depositary receipts.

Sovereign debt

Certain underlying funds may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities include fixed income securities issued or guaranteed by governments, their agencies and instrumentalities, and issued by supranational entities such as the World Bank or the European Union.

High yield, lower quality securities

Certain underlying funds may invest in debt securities rated below investment grade by a recognized rating agency or unrated securities determined by the underlying fund’s adviser to be of equivalent quality. These securities are commonly referred to as “junk bonds.”

Exchange-traded funds

Certain underlying funds may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). Typically, an ETF seeks to track the performance of an index, such as the S&P 500 Index or the NASDAQ-100 Index, by holding in its portfolio either the same securities that comprise the index or a representative sample of the index. Investing in an ETF gives an underlying fund exposure to the securities comprising the index on which the ETF is based and the underlying fund will gain or lose value depending on the performance of the index.

Mortgage-backed and asset-backed securities

Certain underlying funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Inflation-indexed securities

Certain underlying funds may invest in inflation-indexed securities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. There are two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. Inflation-indexed securities in which the underlying funds invest may be issued in any country.

44	Legg Mason Lifestyle Funds

More on the funds’ investment strategies, investments and risks cont’d

Repurchase agreements

The underlying funds may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. An underlying fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions that are deemed creditworthy. The value of the securities underlying the repurchase agreement is monitored at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price.

Reverse repurchase agreements and other borrowings

Certain underlying funds may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, an underlying fund sells securities to a counterparty, in return for cash, and the underlying fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the underlying fund for the money borrowed.

Borrowing may make the value of an investment in an underlying fund more volatile and increase the underlying fund’s overall investment exposure. An underlying fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the underlying fund’s shares.

Cash management

The underlying funds may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets an underlying fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive investing

The underlying funds may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing without limit in any type of money market instruments, short-term debt securities or cash. Although the subadviser and the advisers of the underlying funds have the ability to take defensive positions, they may choose not to do so for a variety of reasons, even during volatile market conditions.

Derivatives and hedging techniques

Certain underlying funds may, but need not, use derivative contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. An underlying fund may engage in a variety of transactions using derivatives, such as futures and options on U.S. and non-U.S. securities, indexes or currencies, options on these futures, forward foreign currency contracts and swaps, including interest rate, currency and credit default swaps. Derivatives may be used by the underlying funds for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the underlying fund’s portfolio

•	As a substitute for buying or selling securities

•	For certain underlying funds, as a means of enhancing returns

•	As a cash flow management technique

A derivative contract will obligate or entitle an underlying fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indexes or currencies. When an underlying fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the underlying fund’s exposure to loss. The underlying fund will, therefore, have investment risk

Legg Mason Lifestyle Funds	45

with respect to both the derivative itself and the assets that have been segregated to offset the underlying fund’s derivative exposure. If such segregated assets represent a large portion of the underlying fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the underlying fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Certain underlying funds may from time to time sell protection on debt securities by entering into credit default swaps. In these transactions, an underlying fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, an underlying fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, an underlying fund keeps the stream of payments and has no payment obligations. As the seller, an underlying fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

Commodity-linked instruments

Certain underlying funds may invest in a combination of commodity-linked instruments that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. These instruments include master limited partnerships, structured notes, bonds, debentures and derivatives, including swaps, forwards, futures and options. Commodities are assets that have tangible properties, such as oil, metals and agricultural products.

Real estate investment trusts (REITs)

Certain underlying funds may invest in pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests, called real estate investment trusts or REITs. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Master limited partnerships (MLPs)

Certain underlying funds may invest in master limited partnerships. MLPs generally engage in natural resources based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or other natural resources.

Structured notes

Certain underlying funds may invest in structured notes. Structured notes are specially designed derivative debt instruments. The terms of the instrument may be “structured” by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), an individual security or a commodity. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index or commodity.

Short sales

Certain underlying funds may sell securities short. A short sale is a transaction in which an underlying fund sells securities it does not own in anticipation of a decline in the market price of the securities.

46	Legg Mason Lifestyle Funds

More on the funds’ investment strategies, investments and risks cont’d

Securities lending

Consistent with applicable regulatory requirements, certain underlying funds may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements in order to earn income. The loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned.

Portfolio turnover

Certain underlying funds may engage in active and frequent trading of their portfolio securities.

Portfolio rebalancing

Underlying funds may experience relatively large redemptions or investments due to a rebalancing of a fund’s investments. The impact of rebalancing is likely to be greater when the funds own, redeem or invest in a substantial portion of an underlying fund. The funds’ subadviser will seek to cooperate with the advisers of the underlying funds to minimize any adverse impact on the underlying funds.

Non-publicly traded and illiquid securities

Certain underlying funds may invest in non-publicly traded and illiquid securities.

Other investments

Each fund reserves the right in certain circumstances to invest directly in the types of investments held by the underlying funds, including equity securities and fixed income securities. These investments may include securities of non-U.S. issuers.

Each fund may also enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the OTC market, and may also engage in transactions in options on securities, which may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

To the extent a fund invests directly in these instruments, it is subject to the same risks as an underlying fund when it invests in these instruments.

Each fund and underlying fund may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. However, the funds and the underlying funds might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI.

Selection process

The portfolio managers periodically adjust the allocation of each fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The portfolio managers may invest in underlying Legg Mason-affiliated funds that have a limited performance history. In assessing the equity and fixed income markets, the portfolio managers consider a broad range of market and economic trends and quantitative factors.

Risks of investments in the underlying funds

Asset class variation risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of each fund’s assets invested in various underlying funds, each fund’s actual exposure to the securities in a particular asset class may vary substantially from its Target Allocation for that asset class.

Legg Mason Lifestyle Funds	47

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Small and medium capitalization company risk. An underlying fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices an underlying fund’s portfolio managers believe appropriate and may offer greater potential for losses.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the underlying funds’ investments must be liquid at the time of investment, investments may become illiquid after purchase by an underlying fund, particularly during periods of market turmoil. When an underlying fund holds illiquid investments, its investments may be harder to value, especially in changing markets, and if the underlying fund is forced to sell these investments to meet redemption requests or for other cash needs, an underlying fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, an underlying fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The value approach to investing involves the risk that value securities may remain undervalued.

Although the underlying funds will not concentrate their investments in any one industry or industry group, an underlying fund that is growth- or value-oriented may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries and, indirectly, each fund’s exposure to those factors.

Stock market and equity securities risk. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an underlying fund’s investment in that issuer. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

48	Legg Mason Lifestyle Funds

More on the funds’ investment strategies, investments and risks cont’d

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by an underlying fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of a fund’s investment in the underlying fund could decline. If an underlying fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the underlying fund will be subject to the credit risk presented by the counterparty. In addition, an underlying fund may incur expenses in an effort to protect its interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which an underlying fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

An underlying fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk bonds.” These securities have a higher risk of issuer default, because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if an underlying fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the underlying fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the underlying fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the underlying fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline. This may cause an underlying fund’s share price to be more volatile.

Foreign investment and emerging markets risk. An underlying fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an underlying fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of an underlying fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The value of an underlying fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for an underlying fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for an underlying fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so.

Legg Mason Lifestyle Funds	49

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Commodities risk. An underlying fund’s investment in commodity-linked instruments may subject the underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Portfolio selection risk. The value of your investment may decrease if an underlying fund’s portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Inflation-indexed securities risk. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Although the principal value of inflation indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if an underlying fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period an underlying fund holds an inflation-indexed security, the underlying fund may earn less on the security than on a conventional bond.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by an underlying fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, an underlying fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods.

REITs risk. Investments in REITs expose an underlying fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions.

ETFs risk. Investing in an ETF will give an underlying fund exposure to the securities comprising the index on which the ETF is based and will expose the underlying fund to risks similar to those of investing directly in those securities. An underlying fund may invest in “short ETFs,” which carry additional risks because

50	Legg Mason Lifestyle Funds

More on the funds’ investment strategies, investments and risks cont’d they may invest in a variety of derivatives and may engage in short sales. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value and, therefore, may trade at either a premium or discount to net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. An underlying fund will generally gain or lose value on holdings of an ETF consistent with the performance of the index on which the ETF is based. An underlying fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities.

MLPs risk. Holders of MLP units, such as certain underlying funds, have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and the potential for conflicts of interest exists between common unit holders and the general partner, including those arising from incentive distribution payments. The benefit the underlying funds derive from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, the MLP may incur significant federal and state tax liability, likely causing a reduction in the value of the underlying fund’s shares. The value of an investment in an MLP may be directly affected by the prices of natural resources and commodities. The volatility and interrelationships of commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. An underlying fund’s investment in an MLP may be adversely affected by market perceptions that the performance and distributions or dividends of MLPs are directly tied to commodity prices. MLPs are generally considered interest-rate sensitive investments and during periods of interest rate volatility may not provide attractive returns.

Convertible securities risk. Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.

Recent market events risk. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for the subadviser and/or the adviser of the underlying funds. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Portfolio turnover risk. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from an underlying fund’s performance.

Sovereign debt risk. Sovereign government and supranational debt involves many of the risks of foreign and emerging market investments as well as the risk of debt moratorium, repudiation or renegotiation, and an underlying fund may be unable to enforce its rights against the issuers.

Legg Mason Lifestyle Funds	51

Derivatives risk. Using derivatives, especially for non-hedging purposes, may involve greater risks to an underlying fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated. Certain derivatives transactions may have a leveraging effect on an underlying fund. Even a small investment in derivative contracts can have a significant impact on the fund’s stock market, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, interest rates or currency rates are changing. An underlying fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the underlying fund’s holdings. Using derivatives may increase an underlying fund’s volatility, which is the degree to which the underlying fund’s share price may fluctuate within a short time period. Holdings of derivatives also can make an underlying fund less liquid and harder to value, especially in declining markets. An underlying fund may incur additional costs related to derivatives, such as transaction costs and custody expenses, which can adversely affect the underlying fund’s performance.

Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Structured notes are subject to interest rate risk and are also subject to credit risk with respect both to the borrower and to the issuer of the underlying investment. If the underlying investment or index does not perform as anticipated, the investment might pay less interest than the stated coupon payment or repay less principal upon maturity. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a complete loss of invested capital. Structured notes may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

In times of market turmoil or abrupt change, many investors and market makers may hesitate to purchase complex instruments or even quote prices for them, which may make valuation difficult and/or drive down the price.

Credit default swaps risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to an underlying fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the underlying fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The absence of a central exchange or market for swap transactions could lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation, noted above, will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect an underlying fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Portfolio rebalancing risk. Underlying funds may experience relatively large redemptions or investments due to a rebalancing of each fund’s investments. In such event, an underlying fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an underlying fund, increase the fund’s expenses or result in the fund’s becoming too small to be economically viable. Rebalancing may also adversely affect an underlying fund’s performance and thus each fund’s performance. The impact of rebalancing is likely to be greater when the funds own, redeem or invest in a substantial portion of an underlying fund.

The funds’ subadviser will seek to cooperate with the advisers of the underlying funds to minimize any adverse impact on the underlying funds. The advisers of the underlying funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the underlying fund and consistent with their obligations to the underlying funds. Such actions may delay the rebalancing of each fund’s investments in the event of significant market or other events that may require more rapid action.

52	Legg Mason Lifestyle Funds

More on the funds’ investment strategies, investments and risks cont’d

Repurchase agreements risk. Repurchase agreements could involve certain risks in the event of default or insolvency of the seller, including losses and possible delays or restrictions upon an underlying fund’s ability to dispose of the underlying securities. To the extent that, in the meantime, the value of the securities that the underlying fund has purchased has decreased, the fund could experience a loss.

Reverse repurchase agreements and leveraging risk. An underlying fund may take on leveraging risk by, among other things, engaging in derivative transactions or reverse repurchase agreements. When an underlying fund engages in transactions that have a leveraging effect on its portfolio, the value of the underlying fund will be more volatile and all other risks tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the underlying fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the underlying fund would otherwise have. Engaging in such transactions may cause the underlying fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Short sales risk. A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of the short sale and the time an underlying fund replaces the borrowed security, the underlying fund will realize a loss. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Securities lending risk. Lending securities involves the risk of possible delay in receiving additional collateral, delay in recovery of the securities when the loan is called or possible loss of collateral should the borrower fail financially. An underlying fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.

Cash management and defensive investing risk. The value of the investments held by the underlying funds for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate, and credit risk. If an underlying fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If an underlying fund holds cash uninvested, the underlying fund will not earn income on the cash. If a significant amount of an underlying fund’s assets are used for cash management or defensive investing purposes, it may not achieve its objective.

Non-diversification risk. Each fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of underlying funds than a diversified fund. To the extent each fund invests its assets in a smaller number of underlying funds, the fund will be more susceptible to negative events affecting those funds than diversified funds. The underlying funds in which the funds invest may be either diversified or non-diversified.

Risk of increase in expenses. Your actual costs of investing in each fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Valuation risk. Many factors may influence the price at which an underlying fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from an underlying fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, an underlying fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when an underlying fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the underlying fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the underlying fund determines its net asset value.

Legg Mason Lifestyle Funds	53

Please note that there are other factors that could adversely affect your investment and that could prevent a fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the SAI. Each fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. Each fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. Each fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. Each fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

54	Legg Mason Lifestyle Funds

More on fund management

LMPFA is each fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2013, LMPFA’s total assets under management were approximately $214.7 billion.

Legg Mason Global Asset Allocation, LLC (“LMGAA” or the “subadviser”) provides the day-to-day portfolio management of each fund, except for the management of cash and short-term instruments. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018 and provides asset allocation advisory services to mutual funds and Section 529 plans. As of March 31, 2013, LMGAA’s total assets under management were approximately $9.3 billion.

Western Asset Management Company (“Western Asset”) manages the cash and short-term instruments for each fund. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $459.4 billion.

LMPFA, LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $459.4 billion.

Portfolio managers

LMGAA utilizes a team headed by Steven Bleiberg to manage the assets of each fund. Mr. Bleiberg is President and Chief Investment Officer of LMGAA and has 28 years of industry experience. Mr. Bleiberg has managed each fund since 2003 and was previously a Managing Director and Chairman of the Global Equity Strategy Group at Credit Suisse Asset Management from 1991 to 2003 and served as the head of global investment strategy at Smith Barney Fund Management from 2003 to 2006.

Y. Wayne Lin has been a portfolio manager of each fund since 2012. Mr. Lin serves as Chief Administrative Officer, Investment Strategy Analyst and Portfolio Manager for LMGAA and is also a member of LMPFA’s North American Valuation Committee. From 2002 to 2005, Mr. Lin served as an Analyst at Citigroup Asset Management (“CAM”). Prior to joining CAM in 2002, Mr. Lin held the following professional positions: Internal Management Consultant at TIAA-CREF; Associate Director at Barra Strategic Consulting Group; and Associate at Booz Allen and Hamilton.

Patricia Duffy has served as a portfolio manager of each fund since 2012. Ms. Duffy serves as a Senior Analyst and Portfolio Manager for LMGAA and has seven years of investment experience. Ms. Duffy served as an Asset Allocation Analyst for LMGAA from 2005 until 2012.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The funds do not pay a management fee.

A discussion regarding the basis for the Board’s approval of each fund’s management agreement and subadvisory agreements is available in the funds’ Annual Report for the fiscal year ended January 31, 2013.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses), so that total annual operating

Legg Mason Lifestyle Funds	55

expenses are not expected to exceed 0.80% for Class A shares, 1.55% for Class B shares (1.30% for Class B shares of Allocation 30%), 1.55% for Class C shares (formerly Class R1 shares of Allocation 30%), 1.25% for Class C1 shares of Allocation 30%, 0.80% for Class FI shares, 1.05% for Class R shares, 1.55% for Class R1 shares of Allocation 85%, Allocation 70%, and Allocation 50% and 0.55% for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2014, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as each fund’s sole and exclusive distributor.

Each fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plans, each fund (except Allocation 30%) pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 1.00% for Class B shares; up to 1.00% for Class C shares; up to 0.25% for Class FI shares; up to 0.50% for Class R shares; and up to 1.00% for Class R1 shares. Allocation 30% pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 0.75% for Class B shares; up to 1.00% for Class C (formerly Class R1) shares; up to 0.70% for Class C1 (formerly Class C) shares; up to 0.25% for Class FI shares; and up to 0.50% for Class R shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plans.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the funds. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include a fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Possible conflicts of interest

The funds’ manager serves as manager of the underlying Legg Mason and Western Asset funds and is affiliated with the manager of the underlying Royce funds. In addition, the funds may invest in certain underlying funds for which the funds’ subadviser serves as adviser. Furthermore, the funds’ Board and officers also serve in similar positions with many of the underlying Legg Mason funds. There are possible conflicts of interest that could arise because the manager and subadviser of the funds are affiliated persons of the managers (and advisers and subadvisers, if applicable) of all the underlying funds. Thus, if the interests of

56	Legg Mason Lifestyle Funds

More on fund management cont’d

the funds and those underlying funds were ever to diverge, it is possible that a conflict of interest could arise and affect how the Board and officers of the funds fulfill their fiduciary duties to the funds and the underlying funds. For example, the subadviser may have an incentive to allocate a fund’s assets to those funds for which it serves as adviser and receives advisory fees. The funds’ Board believes that the funds have been structured to avoid these concerns. However, a situation could occur where proper action for the funds could be adverse to the interests of an underlying fund, or the reverse could occur. If such a possibility arises, the funds’ Board and officers, the affected underlying funds and LMPFA will carefully analyze the situation and take all steps they believe reasonable to mitigate, and where possible eliminate, the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as is possible, these concerns.

Legg Mason Lifestyle Funds	57

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the funds and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Individual investors who held Class I shares prior to November 20, 2006 are permitted to make additional investments in Class I shares.

Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

When choosing between Class A and Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

Class R1 shares are closed to all new purchases and incoming exchanges.

The funds no longer offer Class B shares for purchase by new or existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Class C1 (formerly Class C) shares of Allocation 30% are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 (formerly Class C) shares of Allocation 30% will continue to be available for dividend reinvestment and incoming exchanges.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

58	Legg Mason Lifestyle Funds

Choosing a class of shares to buy cont’d

More information about the funds’ classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares, Class C1 shares (formerly Class C) shares of Allocation 30% and certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of a fund in the dropdown menu.

Legg Mason Lifestyle Funds	59

Comparing the funds’ classes

The following table compares key features of the funds’ classes. You should review the fee table and example for each fund at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class R shares. You may be required to provide appropriate documentation confirming your eligibility to invest in Class FI or Class R shares. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 5.75% (for Allocation 85%, Allocation 70% and Allocation 50%); up to 4.25% (for Allocation 30%); reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012); waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor
Class B

•    Closed to all new purchases

•    No initial sales charge

•    Contingent deferred sales charge declines over time

•    Converts to Class A after approximately 8 years

•    Generally higher annual expenses than Class A

		None	Up to 5.00% charged when you redeem shares of Allocation 85%, Allocation 70% or Allocation 50%; up to 4.50% charged when you redeem shares of Allocation 30%. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% of average daily net assets (for Allocation 85%, Allocation 70% and Allocation 50%); 0.75% of average daily net assets (for Allocation 30%)	Class B shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor
Class C1 of Allocation 30% (Class C prior to August 1, 2012)

•    Closed to new purchases (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012)

•    No initial sales charge

•    Contingent deferred sales charge for only 1 year

•    Does not convert to Class A

•    Generally higher annual expenses than Class A

		None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C1 shares of funds sold by the distributor or, if a fund sold by the distributor does not offer Class C1 shares, for Class C shares

60	Legg Mason Lifestyle Funds

Comparing the funds’ classes cont’d

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class R

•   No initial or contingent deferred sales charge

•   Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund, Clients of Eligible Financial Intermediaries and Eligible Investment Programs

		None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor
Class R1	• Closed to all new purchases	None	None	1.00% of average daily net assets	N/A
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than all classes	None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

Legg Mason Lifestyle Funds	61

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on a fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

	Allocation 85%, Allocation 70% and Allocation 50%			Allocation 30%
Amount of Investment	Sales charge as % of offering price	Sales charge as % of net amount invested	Broker/dealer commission as % of offering price	Sales charge as % of offering price	Sales charge as % of net amount invested	Broker/dealer commission as % of offering price
Less than $25,000	5.75	6.10	5.00	4.25	4.44	4.00
$25,000 but less than $50,000	5.00	5.26	4.25	4.25	4.44	4.00
$50,000 but less than $100,000	4.50	4.71	3.75	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	2.75	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20	1.50	1.52	1.20
$1 million or more	-0-	-0-	up to 1.00[1]	-0-	-0-	up to 0.75[2]

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

[2]

Allocation 30%. The distributor may pay a commission of up to 0.75% to a Service Agent for purchase amounts of $1,000,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012), you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of a fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

62	Legg Mason Lifestyle Funds

Sales charges cont’d

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

•	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Class B shares

The funds no longer offer Class B shares for purchase by new or existing investors. If you owned Class B shares on June 30, 2011, you may continue to hold those shares, but you may not add to your Class B share position except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Legg Mason Lifestyle Funds	63

Class B shares are issued at net asset value with no initial sales charge. If you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge based on the schedule of the fund that you originally purchased. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th

Contingent deferred sales charge for:
Allocation 85%, Allocation 70% and Allocation 50%	5.00%	4.00%	3.00%	2.00%	1.00%	0%
Allocation 30%	4.50%	4.00%	3.00%	2.00%	1.00%	0%

LMIS will retain the contingent deferred sales charges. The funds (except for Allocation 30%) pay a distribution and/or service fee of up to 1.00% of such fund’s average daily net assets represented by Class B shares. Allocation 30% pays a distribution and/or service fee of up to 0.75% of such fund’s average daily net assets represented by Class B shares. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: at initial purchase	Shares issued: on reinvestment of dividends and distributions	Shares issued: upon exchange from another fund sold by LMIS
Approximately 8 years after the date of purchase	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of your purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class C1 shares of Allocation 30% (Class C shares prior to August 1, 2012)

Class C1 shares are not available for purchase by new or existing investors (except for certain Retirement Plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges. You buy Class C1 shares at net asset value with no initial sales charge. However, if you redeem your Class C1 shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C1 shares a commission of up to 0.75% of the purchase price of the Class C1 shares of Allocation 30% they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C1 shares of Allocation 30% serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up 0.70% of the average daily net assets represented by the Class C1 shares of Allocation 30% serviced by them.

64	Legg Mason Lifestyle Funds

Sales charges cont’d

Class FI, Class R and Class R1 shares

You buy Class FI and Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class R1 shares are closed to all new purchases and incoming exchanges.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them, up to 0.50% of the average daily net assets represented by Class R shares serviced by them and up to 1.00% of the average daily net assets represented by Class R1 shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Class I shares are not subject to any distribution and/or service fees.

Legg Mason Lifestyle Funds	65

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, a fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of the fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of a fund in the dropdown menu.

66	Legg Mason Lifestyle Funds

Retirement and Institutional Investors — eligible investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of a fund can generally invest in Class A, Class C, Class FI, Class R and Class I shares.

Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of a fund to the same extent as the applicable Retirement Plan.

Although Retirement Plans with omnibus accounts held on the books of a fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Other Retirement Plans

“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to a fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class C and Class I shares. Individual retirement vehicles may also choose between these share classes.
Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in a fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class R or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class R or Class I shares. Class I shares are available for exchange from Class A or Class C shares of each fund by participants in the Eligible Investment Programs.

Eligible Investment Programs are not permitted to offer Class C shares of Allocation 30% that were formerly classified as Class R1 shares.

Legg Mason Lifestyle Funds	67

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class A shares — Retirement Plans

Retirement Plans may buy Class A shares. Under certain programs for current and prospective Retirement Plan investors sponsored by financial intermediaries, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s recordkeeper offers only load-waived shares,

•	Fund shares are held on the books of a fund through an omnibus account, and

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million.

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with a fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C shares — Retirement Plans

Retirement Plans with omnibus accounts held on the books of a fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of a fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will be eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class C1 shares of Allocation 30% (Class C shares prior to August 1, 2012) — Retirement Plans

Certain Retirement Plan programs authorized by LMIS prior to August 1, 2012 may buy Class C1 shares of Allocation 30% at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C1 shares through such programs a commission on the purchase price of Class C1 shares of Allocation 30% sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to the applicable amount of the annual distribution and/or service fee authorized for the fund’s Class C1 shares.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will be eligible for exchange from Class C1 shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries and Retirement Plan programs.

68	Legg Mason Lifestyle Funds

Retirement and Institutional Investors — eligible investors cont’d

Class R shares

Class R shares are offered only to Retirement Plans with omnibus accounts held on the books of a fund (either at the plan level or at the level of the financial intermediary), to Clients of Eligible Financial Intermediaries and through Eligible Investment Programs.

Class R1 shares

Class R1 shares are closed to all new purchases and incoming exchanges.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with a fund) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the funds and certain rollover IRAs, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Individual investors who held Class I shares prior to November 20, 2006 are permitted to make additional investments in Class I shares. Certain waivers of these requirements for individuals associated with the funds, Legg Mason or its affiliates are discussed in the SAI.

Class B shares

The fund no longer offers Class B shares for purchase by new or existing investors. Institutional Investors and certain Retirement Plans that owned Class B shares may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The funds are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Legg Mason Lifestyle Funds	69

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

•    Name of fund being bought

•    Class of shares being bought

•    Dollar amount or number of shares being bought

•    Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the funds

Investors should contact the funds at 1-877-721-1926 to open an account and make arrangements to buy shares. For initial purchases, complete and send your account application to the funds at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call the funds between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

•    Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•    Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•    If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, please contact your Service Agent or the funds or consult the SAI.

70	Legg Mason Lifestyle Funds

Exchanging shares

Generally

You may exchange shares of a fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A, Class C or Class C1 shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this prospectus titled “Retirement and Institutional Investors — eligible investors” or contact your financial intermediary for more information.

Investors that hold Class C1 (formerly Class C) shares of Allocation 30% may exchange those shares for Class C1 shares of other funds sold by the distributor or, if a fund does not offer Class C1, for Class C shares. However, once an investor exchanges Class C1 shares for Class C shares, the investor would not be permitted to exchange from Class C shares back to Class C1 shares.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The funds may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•     If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•     If you bought shares directly from a fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•    Exchanges may be made only between accounts that have identical registrations

•     Not all funds offer all classes

•    Funds that offer Class B shares may continue to make them available for incoming exchanges

•     Some funds are offered only in a limited number of states. Your Service Agent or the funds will provide information about the funds offered in your state

 Always be sure to read the prospectus of the fund into which you are exchanging shares

Legg Mason Lifestyle Funds	71

Investment minimums, sales charges and other requirements

•    In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge.

•    Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•    You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•    Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•    The funds may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.
By mail	Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of a fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•    Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•    Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the funds or consult the SAI.

72	Legg Mason Lifestyle Funds

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Each fund reserves the right to pay redemption proceeds by giving you shares of underlying funds. The shares that you receive will be valued at the net asset value per share of the class of the underlying fund held by the fund on the day of the redemption. If you later decide to redeem the underlying fund shares, those shares will be redeemed at the next-determined net asset value per share of the class of the underlying fund that you hold, which may be more or less than the value on the date of your redemption from the fund. You may pay transaction costs to dispose of the fund shares.

By mail

Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

•    The fund name, the class of shares being redeemed and your account number

•    The dollar amount or number of shares being redeemed

•    Signature of each owner exactly as the account is registered

•    Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

•    Name of fund being redeemed

•    Class of shares being redeemed

•    Account number

Legg Mason Lifestyle Funds	73

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of a fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•     Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

•     If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•     You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the funds or consult the SAI.

74	Legg Mason Lifestyle Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The funds generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with a fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the funds.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using a fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the funds will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the funds nor its agents will bear any liability for these transactions.

The funds have the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the funds or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the funds for more information.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Legg Mason Lifestyle Funds	75

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for a fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with a fund or through a Service Agent.

Direct accounts

Direct accounts generally include accounts held in the name of the individual investor on a fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), a fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs,

SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to a fund or its agents; and (iv) Class FI, Class R, Class R1 and Class I shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

Some shareholders who hold accounts in Classes A and B of the same fund, or Classes C and C1 (formerly Classes R1 and C of Allocation 30%) of the same fund, may have those accounts aggregated for the purposes of these calculations. Please contact the funds or your Service Agent for more information.

Non-direct accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and a fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The funds reserve the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

76	Legg Mason Lifestyle Funds

Other things to know about transactions cont’d

All accounts

The funds may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the funds may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the funds or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the funds, increase fund transaction costs, and have a negative effect on the funds’ long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the funds’ distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the funds’ policies and procedures, the funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

Legg Mason Lifestyle Funds	77

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. A fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of a fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The funds have also adopted policies and procedures to prevent the selective release of information about the funds’ holdings, as such information may be used for market-timing and similar abusive practices.

The funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, a fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the funds will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The funds reserve the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

78	Legg Mason Lifestyle Funds

Dividends, other distributions and taxes

Dividends and other distributions

Each fund generally distributes long-term capital gain if any, once a year, typically in December and at such other times as are necessary.

The funds generally pay dividends, if any, as follows:

Fund	Income dividend distributions
Allocation 85%	Annually
Allocation 70%	Annually
Allocation 50%	Quarterly
Allocation 30%	Quarterly

Each fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold Class A, Class C or Class C1 shares directly with a fund, you may instruct the fund to have your dividends and/or distributions invested in Class A, Class C or Class C1 (or if Class C1 shares are not available, Class C) shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether received in cash or reinvested in additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

Legg Mason Lifestyle Funds	79

The following table summarizes the tax status of certain transactions related to the funds.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Dividends of investment income and distributions of net short-term capital gain	Ordinary income, or in certain cases qualified dividend income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions attributable to short-term capital gains are taxable to you as ordinary income. Distributions attributable to qualified dividend income received by a fund, if any, may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by a fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when a fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

Beginning in 2013, a Medicare contribution tax will be imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by a fund and gain on the redemption or exchange of fund shares.

A dividend declared by a fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

In addition, a fund’s investment in certain foreign securities, foreign currencies or foreign currency derivatives may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.

After the end of each year, your Service Agent or the funds will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

80	Legg Mason Lifestyle Funds

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. Each fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

Each fund calculates its net asset value every day the NYSE is open. Each fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the funds will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Investments in underlying funds (except for ETFs) are valued at the net asset value per share of the class of the underlying fund held by a fund as determined on each business day. The prospectuses for the underlying funds describe how an underlying fund values its securities, the circumstances under which the underlying funds will use fair value pricing and the effects of fair value pricing. The following generally describes how each fund and the underlying funds in the Legg Mason funds complex value their securities:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Each fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the funds do not price their shares. Therefore, the value of a fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•	For investments in ETFs, the market price is usually the closing sale or official closing price on that exchange.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that a fund might reasonably expect to receive upon a current sale of the security. Each fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which a fund’s net asset value is calculated.

Legg Mason Lifestyle Funds	81

Many factors may influence the price at which a fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when a fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

82	Legg Mason Lifestyle Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each fund’s classes for the past five years, unless otherwise noted. No financial highlights are presented for Class FI, Class R or Class R1 shares of any fund because no Class FI, Class R or Class R1 shares were outstanding for the periods shown. No financial highlights are presented for Class I shares of Allocation 50% because no Class I shares were outstanding for the periods shown. The returns of those classes will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the funds’ financial statements which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in the Annual Report (available upon request).

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2013	2012	2011	2010		2009
Net asset value, beginning of year	$13.06	$13.20	$11.02	$8.26		$15.00
Income (loss) from operations:
Net investment income	0.14	0.14 [2]	0.12 [2]	0.17	[2]	0.20	[2]
Net realized and unrealized gain (loss)	1.78	(0.15)	2.19	2.77		(5.57)
Total income (loss) from operations	1.92	(0.01)	2.31	2.94		(5.37)
Less distributions from:
Net investment income	(0.17)	(0.13)	(0.13)	(0.18)		(0.18)
Net realized gains	—	—	—	—		(1.19)
Total distributions	(0.17)	(0.13)	(0.13)	(0.18)		(1.37)
Net asset value, end of year	$14.81	$13.06	$13.20	$11.02		$8.26
Total return[3]	14.81%	(0.04)%	20.97%[4]	35.53%		(37.58)%
Net assets, end of year (000s)	$570,110	$535,123	$495,922	$424,907		$317,256
Ratios to average net assets:
Gross expenses[5]	0.69%	0.68%	0.73%	0.79%		0.79%
Net expenses[5,6,7]	0.69	0.68	0.73	0.77	[8]	0.73	[8]
Net investment income	1.04	1.07 [2]	1.02 [2]	1.66	[2]	1.64	[2]
Portfolio turnover rate	11%	36%	14%	15%		41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from underlying funds.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 20.79%.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Lifestyle Funds	83

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.36	$12.50	$10.44	$7.83	$14.32
Income (loss) from operations:
Net investment income	0.01	0.02 [2]	0.02 [2]	0.08 [2]	0.09 [2]
Net realized and unrealized gain (loss)	1.69	(0.13)	2.07	2.62	(5.28)
Proceeds from settlement of a regulatory matter	—	—	0.03	—	—
Total income (loss) from operations	1.70	(0.11)	2.12	2.70	(5.19)
Less distributions from:
Net investment income	(0.06)	(0.03)	(0.06)	(0.09)	(0.11)
Net realized gains	—	—	—	—	(1.19)
Total distributions	(0.06)	(0.03)	(0.06)	(0.09)	(1.30)
Net asset value, end of year	$14.00	$12.36	$12.50	$10.44	$7.83
Total return[3]	13.80%	(0.88)%	20.29%[4]	34.45%	(38.07)%
Net assets, end of year (000s)	$78,066	$86,735	$88,768	$84,327	$70,232
Ratios to average net assets:
Gross expenses[5]	1.55%	1.59%	1.59%	1.62%	1.63%
Net expenses[5,6,7,8]	1.55	1.52	1.55	1.51	1.52
Net investment income	0.10	0.17 [2]	0.16 [2]	0.87 [2]	0.79 [2]
Portfolio turnover rate	11%	36%	14%	15%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from underlying funds.

[3]

Performance figures, exclusive of contingent deferred sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 19.81%. Class B received $226,269 related to the regulatory matter.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

84	Legg Mason Lifestyle Funds

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.50	$12.64	$10.55	$7.92	$14.46
Income (loss) from operations:
Net investment income	0.06	0.06 [2]	0.05 [2]	0.11 [2]	0.13 [2]
Net realized and unrealized gain (loss)	1.71	(0.14)	2.10	2.65	(5.34)
Proceeds from settlement of a regulatory matter	—	—	0.06	—	—
Total income (loss) from operations	1.77	(0.08)	2.21	2.76	(5.21)
Less distributions from:
Net investment income	(0.11)	(0.06)	(0.12)	(0.13)	(0.14)
Net realized gains	—	—	—	—	(1.19)
Total distributions	(0.11)	(0.06)	(0.12)	(0.13)	(1.33)
Net asset value, end of year	$14.16	$12.50	$12.64	$10.55	$7.92
Total return[3]	14.20%	(0.61)%	20.96%[4]	34.84%	(37.85)%
Net assets, end of year (000s)	$16,329	$15,640	$14,142	$12,733	$11,147
Ratios to average net assets:
Gross expenses[5]	1.24%	1.25%	1.27%	1.18%	1.15%
Net expenses[5,6,7]	1.24	1.25	1.27	1.18	1.15
Net investment income	0.47	0.49 [2]	0.45 [2]	1.18 [2]	1.08 [2]
Portfolio turnover rate	11%	36%	14%	15%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from underlying funds.

[3]

Performance figures, exclusive of contingent deferred sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 20.20%. Class C received $69,830 related to the regulatory matter.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

Legg Mason Lifestyle Funds	85

Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2013	2012	2011		2010		2009[2]
Net asset value, beginning of year	$13.03	$13.16	$10.99		$8.26		$8.82
Income (loss) from operations:
Net investment income	0.23	0.15 [3]	0.22	[3]	0.28	[3]	0.09	[3]
Net realized and unrealized gain (loss)	1.74	(0.12)	2.14		2.69		(0.47)
Total income (loss) from operations	1.97	0.03	2.36		2.97		(0.38)
Less distributions from:
Net investment income	(0.23)	(0.16)	(0.19)		(0.24)		(0.18)
Total distributions	(0.23)	(0.16)	(0.19)		(0.24)		(0.18)
Net asset value, end of year	$14.77	$13.03	$13.16		$10.99		$8.26
Total return[4]	15.23%	0.30%	21.51%[5]		35.87%		(4.37)%
Net assets, end of year (000s)	$503	$354	$213		$8		$1
Ratios to average net assets:
Gross expenses[6]	0.28%	0.38%	0.32%		0.80%		5.84%[7]
Net expenses[6,8,9]	0.28	0.38	0.27	[10]	0.25	[10]	0.53	[7,10]
Net investment income	1.64	1.16 [3]	1.82	[3]	2.69	[3]	8.99	[3,7]
Portfolio turnover rate	11%	36%	14%		15%		41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 16, 2008 (inception date) to January 31, 2009.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from underlying funds

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 21.33%.

[6]	Does not include expenses of the underlying funds in which the fund invests.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

86	Legg Mason Lifestyle Funds

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.87	$12.90	$11.02	$8.35	$12.96
Income (loss) from operations:
Net investment income	0.18	0.18 [2]	0.19 [2]	0.26 [2]	0.27	[2]
Net realized and unrealized gain (loss)	1.56	(0.02)	1.90	2.67	(4.59)
Total income (loss) from operations	1.74	0.16	2.09	2.93	(4.32)
Less distributions from:
Net investment income	(0.22)	(0.19)	(0.21)	(0.26)	(0.29)
Total distributions	(0.22)	(0.19)	(0.21)	(0.26)	(0.29)
Net asset value, end of year	$14.39	$12.87	$12.90	$11.02	$8.35
Total return[3]	13.60%	1.27%	19.00%[4]	35.13%	(33.50)%
Net assets, end of year (000s)	$390,747	$376,974	$393,408	$350,121	$270,592
Ratios to average net assets:
Gross expenses[5]	0.60%	0.57%	0.63%	0.70%	0.64%
Net expenses5,6,[7]	0.60	0.57	0.63	0.70	0.64	[8]
Net investment income	1.35	1.43 [2]	1.59 [2]	2.61 [2]	2.43	[2]
Portfolio turnover rate	12%	32%	17%	17%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from underlying funds.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 18.82%.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Lifestyle Funds	87

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2013	2012	2011		2010		2009
Net asset value, beginning of year	$13.08	$13.10	$11.19		$8.46		$13.12
Income (loss) from operations:
Net investment income	0.05	0.06 [2]	0.08	[2]	0.18	[2]	0.18	[2]
Net realized and unrealized gain (loss)	1.59	(0.01)	1.91		2.71		(4.63)
Proceeds from settlement of a regulatory matter	—	—	0.05		—		—
Total income (loss) from operations	1.64	0.05	2.04		2.89		(4.45)
Less distributions from:
Net investment income	(0.08)	(0.07)	(0.13)		(0.16)		(0.21)
Total distributions	(0.08)	(0.07)	(0.13)		(0.16)		(0.21)
Net asset value, end of year	$14.64	$13.08	$13.10		$11.19		$8.46
Total return[3]	12.58%	0.40%	18.29%[4]		34.17%		(34.06)%
Net assets, end of year (000s)	$45,205	$53,585	$69,294		$68,651		$59,592
Ratios to average net assets:
Gross expenses[5]	1.52%	1.46%	1.49%		1.58%		1.47%
Net expenses[5,6,7]	1.52	1.46	1.48	[8]	1.52	[8]	1.46	[8]
Net investment income	0.35	0.47 [2]	0.71	[2]	1.75	[2]	1.54	[2]
Portfolio turnover rate	12%	32%	17%		17%		31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from underlying funds.

[3]

Performance figures, exclusive of contingent deferred sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 17.66%. Class B received $266,096 related to the regulatory matter.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

88	Legg Mason Lifestyle Funds

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2013	2012	2011	2010	2009
Net asset value, beginning of year	$13.08	$13.10	$11.19	$8.47	$13.12
Income (loss) from operations:
Net investment income	0.10	0.10 [2]	0.12 [2]	0.21 [2]	0.22 [2]
Net realized and unrealized gain (loss)	1.58	(0.02)	1.91	2.72	(4.63)
Proceeds from settlement of a regulatory matter	—	—	0.05	—	—
Total income (loss) from operations	1.68	0.08	2.08	2.93	(4.41)
Less distributions from:
Net investment income	(0.14)	(0.10)	(0.17)	(0.21)	(0.24)
Total distributions	(0.14)	(0.10)	(0.17)	(0.21)	(0.24)
Net asset value, end of year	$14.62	$13.08	$13.10	$11.19	$8.47
Total return[3]	12.90%	0.65%	18.67%[4]	34.55%	(33.76)%
Net assets, end of year (000s)	$18,371	$16,657	$18,060	$17,028	$15,232
Ratios to average net assets:
Gross expenses[5]	1.22%	1.25%	1.24%	1.17%	1.11%
Net expenses[5,6,7]	1.22	1.25	1.24	1.17	1.11
Net investment income	0.74	0.76 [2]	0.97 [2]	2.08 [2]	1.88 [2]
Portfolio turnover rate	12%	32%	17%	17%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from underlying funds.

[3]

Performance figures, exclusive of contingent deferred sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 18.03%. Class C received $75,228 related to the regulatory matter.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

Legg Mason Lifestyle Funds	89

Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class I Shares[1]	2013	2012	2011		2010		2009
Net asset value, beginning of year	$12.80	$12.85	$11.00		$8.33		$12.94
Income (loss) from operations:
Net investment income	0.23	0.23 [2]	0.26	[2]	0.29	[2]	0.29	[2]
Net realized and unrealized gain (loss)	1.54	(0.04)	1.84		2.67		(4.60)
Total income (loss) from operations	1.77	0.19	2.10		2.96		(4.31)
Less distributions from:
Net investment income	(0.26)	(0.24)	(0.25)		(0.29)		(0.30)
Total distributions	(0.26)	(0.24)	(0.25)		(0.29)		(0.30)
Net asset value, end of year	$14.31	$12.80	$12.85		$11.00		$8.33
Total return[3]	13.91%	1.56%	19.19%[4]		35.58%		(33.47)%
Net assets, end of year (000s)	$874	$502	$204		$43		$25
Ratios to average net assets:
Gross expenses[5]	0.36%	0.34%	0.31%		0.48%		0.93%
Net expenses[5,6,7]	0.35 [8]	0.34	0.31	[8]	0.44	[8]	0.55	[8]
Net investment income	1.71	1.84 [2]	2.18	[2]	2.92	[2]	2.63	[2]
Portfolio turnover rate	12%	32%	17%		17%		31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from underlying funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 19.01%.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

90	Legg Mason Lifestyle Funds

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2013	2012	2011	2010		2009
Net asset value, beginning of year	$12.06	$11.97	$10.55	$8.20		$12.10
Income (loss) from operations:
Net investment income	0.23	0.23 [2]	0.28 [2]	0.38	[2]	0.37 [2]
Net realized and unrealized gain (loss)	1.16	0.09	1.45	2.38		(3.57)
Total income (loss) from operations	1.39	0.32	1.73	2.76		(3.20)
Less distributions from:
Net investment income	(0.22)	(0.23)	(0.31)	(0.41)		(0.34)
Net realized gains	—	—	—	—		(0.36)
Total distributions	(0.22)	(0.23)	(0.31)	(0.41)		(0.70)
Net asset value, end of year	$13.23	$12.06	$11.97	$10.55		$8.20
Total return[3]	11.58%	2.76%	16.59%	34.37%		(27.69)%
Net assets, end of year (000s)	$245,746	$238,181	$249,807	$222,590		$172,244
Ratios to average net assets:
Gross expenses[4]	0.55%	0.53%	0.54%	0.60%		0.56%
Net expenses[4,5,6]	0.55	0.53	0.54	0.59	[7]	0.56
Net investment income	1.81	1.97 [2]	2.49 [2]	3.96	[2]	3.57 [2]
Portfolio turnover rate	13%	31%	21%	22%		32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from underlying funds.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Lifestyle Funds	91

Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2013	2012	2011	2010		2009
Net asset value, beginning of year	$12.40	$12.30	$10.84	$8.41		$12.40
Income (loss) from operations:
Net investment income	0.11	0.12 [2]	0.18 [2]	0.29	[2]	0.29 [2]
Net realized and unrealized gain (loss)	1.20	0.10	1.49	2.46		(3.67)
Proceeds from settlement of a regulatory matter	—	—	0.02	—		—
Total income (loss) from operations	1.31	0.22	1.69	2.75		(3.38)
Less distributions from:
Net investment income	(0.09)	(0.12)	(0.23)	(0.32)		(0.25)
Net realized gains	—	—	—	—		(0.36)
Total distributions	(0.09)	(0.12)	(0.23)	(0.32)		(0.61)
Net asset value, end of year	$13.62	$12.40	$12.30	$10.84		$8.41
Total return[3]	10.63%	1.82%	15.72%[4]	33.27%		(28.35)%
Net assets, end of year (000s)	$25,957	$31,325	$40,926	$41,369		$36,012
Ratios to average net assets:
Gross expenses[5]	1.48%	1.44%	1.43%	1.50%		1.40%
Net expenses[5,6,7]	1.48	1.44	1.43	1.48	[8]	1.40
Net investment income	0.83	1.00 [2]	1.57 [2]	3.03	[2]	2.67 [2]
Portfolio turnover rate	13%	31%	21%	22%		32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from underlying funds.

[3]

Performance figures, exclusive of contingent deferred sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.54%. Class B received $85,925 related to this distribution.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

92	Legg Mason Lifestyle Funds

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.43	$12.33	$10.87	$8.44	$12.43
Income (loss) from operations:
Net investment income	0.15	0.15 [2]	0.20 [2]	0.32 [2]	0.31 [2]
Net realized and unrealized gain (loss)	1.20	0.09	1.48	2.46	(3.67)
Proceeds from settlement of a regulatory matter	—	—	0.05	—	—
Total income (loss) from operations	1.35	0.24	1.73	2.78	(3.36)
Less distributions from:
Net investment income	(0.13)	(0.14)	(0.27)	(0.35)	(0.27)
Net realized gains	—	—	—	—	(0.36)
Total distributions	(0.13)	(0.14)	(0.27)	(0.35)	(0.63)
Net asset value, end of year	$13.65	$12.43	$12.33	$10.87	$8.44
Total return[3]	10.87%	2.01%	16.13%[4]	33.54%	(28.09)%
Net assets, end of year (000s)	$14,017	$12,624	$13,194	$13,701	$12,103
Ratios to average net assets:
Gross expenses[5]	1.26%	1.26%	1.27%	1.20%	1.14%
Net expenses[5,6,7]	1.26	1.26	1.27	1.20	1.14
Net investment income	1.14	1.26 [2]	1.73 [2]	3.30 [2]	2.84 [2]
Portfolio turnover rate	13%	31%	21%	22%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from underlying funds.

[3]

Performance figures, exclusive of contingent deferred sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.66%. Class C received $54,973 related to this distribution.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

Legg Mason Lifestyle Funds	93

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2013	2012	2011		2010	2009
Net asset value, beginning of year	$11.72	$11.61	$10.60		$8.40	$11.44
Income (loss) from operations:
Net investment income	0.29	0.30 [2]	0.41	[2]	0.52 [2]	0.47	[2]
Net realized and unrealized gain (loss)	0.81	0.11	0.97		2.20	(3.01)
Total income (loss) from operations	1.10	0.41	1.38		2.72	(2.54)
Less distributions from:
Net investment income	(0.29)	(0.30)	(0.37)		(0.52)	(0.50)
Total distributions	(0.29)	(0.30)	(0.37)		(0.52)	(0.50)
Net asset value, end of year	$12.53	$11.72	$11.61		$10.60	$8.40
Total return[3]	9.47%	3.63%	13.22%		32.98%	(22.69)%
Net assets, end of year (000s)	$130,226	$126,014	$126,222		$80,223	$63,539
Ratios to average net assets:
Gross expenses[4]	0.54%	0.56%	0.57%[5]		0.63%	0.62%
Net expenses[4,6,7]	0.54	0.56	0.57	[5]	0.63	0.62	[8]
Net investment income	2.37	2.57 [2]	3.66	[2]	5.41 [2]	4.63	[2]
Portfolio turnover rate	16%	33%	32%		26%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from underlying funds.

[3]

Performance figures, exclusive of sale charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and next expense ratios would both have been 0.55%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

94	Legg Mason Lifestyle Funds

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2013	2012		2011		2010		2009
Net asset value, beginning of year	$11.93	$11.82		$10.78		$8.54		$11.62
Income (loss) from operations:
Net investment income	0.20	0.22	[2]	0.34	[2]	0.46	[2]	0.42	[2]
Net realized and unrealized gain (loss)	0.83	0.12		1.00		2.23		(3.06)
Proceeds from settlement of a regulatory matter	—	—		0.01		—		—
Total income (loss) from operations	1.03	0.34		1.35		2.69		(2.64)
Less distributions from:
Net investment income	(0.20)	(0.23)		(0.31)		(0.45)		(0.44)
Total distributions	(0.20)	(0.23)		(0.31)		(0.45)		(0.44)
Net asset value, end of year	$12.76	$11.93		$11.82		$10.78		$8.54
Total return[3]	8.68%	2.89%		12.69%[4]		32.09%		(23.11)%
Net assets, end of year (000s)	$11,756	$14,589		$18,075		$13,528		$11,881
Ratios to average net assets:
Gross expenses[5]	1.21%	1.24%		1.21%[6]		1.28%		1.16%
Net expenses[5,7,8]	1.21	1.23	[9]	1.21	[6]	1.27	[9]	1.16	[9]
Net investment income	1.65	1.87	[2]	2.99	[2]	4.73	[2]	4.03	[2]
Portfolio turnover rate	16%	33%		32%		26%		37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from underlying funds.

[3]

Performance figures, exclusive of contingent deferred sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.59%. Class B received $15,834 related to this distribution.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 1.19%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Lifestyle Funds	95

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2013[2]
Net asset value, beginning of period	$12.02
Income (loss) from operations:
Net investment income	0.16
Net realized and unrealized gain	0.48
Total income from operations	0.64
Less distributions from:
Net investment income	(0.16)
Total distributions	(0.16)
Net asset value, end of period	$12.50
Total return[3]	5.38%
Net assets, end of period (000s)	$295
Ratios to average net assets:
Gross expenses[4,5]	1.22%
Net expenses[4,5,6,7]	1.22
Net investment income[5]	2.69
Portfolio turnover rate	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to January 31, 2013.

[3]

Performance figures, exclusive of contingent deferred sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

96	Legg Mason Lifestyle Funds

Financial highlights (cont’d)

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C1♦ Shares[1]	2013	2012	2011		2010		2009
Net asset value, beginning of year	$11.92	$11.80	$10.76		$8.52		$11.60
Income (loss) from operations:
Net investment income	0.22	0.24 [2]	0.34	[2]	0.48	[2]	0.43 [2]
Net realized and unrealized gain (loss)	0.82	0.12	1.00		2.23		(3.05)
Proceeds from settlement of a regulatory matter	—	—	0.04		—		—
Total income (loss) from operations	1.04	0.36	1.38		2.71		(2.62)
Less distributions from:
Net investment income	(0.22)	(0.24)	(0.34)		(0.47)		(0.46)
Total distributions	(0.22)	(0.24)	(0.34)		(0.47)		(0.46)
Net asset value, end of year	$12.74	$11.92	$11.80		$10.76		$8.52
Total return[3]	8.79%	3.08%	13.05%[4]		32.37%		(22.99)%
Net assets, end of year (000s)	$5,052	$5,299	$5,416		$3,585		$2,842
Ratios to average net assets:
Gross expenses[5]	1.10%	1.11%	1.17%[6]		1.16%		0.97%
Net expenses[5,7,8]	1.10	1.11	1.17	[6,9]	1.15	[9]	0.97
Net investment income	1.79	2.02 [2]	3.02	[2]	4.92	[2]	4.11 [2]
Portfolio turnover rate	16%	33%	32%		26%		37%

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from underlying funds.

[3]

Performance figures, exclusive of contingent deferred sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.66%. Class C received $13,122 related to this distribution.

[5]	Does not include expenses of the underlying funds in which the fund invests.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would both have been 1.15%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Lifestyle Funds	97

Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2013[2]
Net asset value, beginning of period	$12.01
Income from operations:
Net investment income	0.31
Net realized and unrealized gain	0.52
Total income from operations	0.83
Less distributions from:
Net investment income	(0.32)
Total distributions	(0.32)
Net asset value, end of period	$12.52
Total return[3]	7.04%
Net assets, end of period (000s)	$148
Ratios to average net assets:
Gross expenses[4,5]	0.34%
Net expenses[4,5,6,7,8]	0.33
Net investment income[5]	2.87
Portfolio turnover rate	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 15, 2012 (inception date) to January 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

98	Legg Mason Lifestyle Funds

Appendix A

The performance information below relates to underlying Legg Mason-affiliated funds in which the funds may invest. The percentage of a fund’s assets that may be invested in any particular underlying fund is limited. An underlying fund’s past performance is not necessarily an indication of how the underlying fund will perform in the future. Certain underlying funds may have a limited or no performance history.

This performance information is presented with respect to an underlying fund’s Class IS or I (or equivalent) shares.

Average annual total returns (for the periods ended December 31, 2012)	1 year	5 years	10 years	Since inception	Inception date[1]
Legg Mason Batterymarch Emerging Markets Trust	14.89	—	—	0.40	08/29/08
Legg Mason Batterymarch International Equity Trust	13.68	—	—	(3.00)	08/04/08
Legg Mason Batterymarch U.S. Large Cap Equity Fund	16.62	—	—	2.42	04/30/08
Legg Mason BW Absolute Return Opportunities Fund	13.13	—	—	7.32	02/28/11
Legg Mason BW Diversified Large Cap Value Fund	15.09	—	—	15.11	09/07/10
Legg Mason BW International Opportunities Bond Fund	15.61	—	—	8.64	12/28/09
Legg Mason Capital Management Global Growth Trust	16.84	(5.54)	—	(0.09)	03/04/04
Legg Mason Capital Management Opportunity Trust	41.15	(6.70)	5.42	—	06/26/00
Legg Mason Capital Management Special Investment Trust	19.45	0.04	7.56	—	12/01/94
Legg Mason Capital Management Value Trust	16.24	(4.78)	3.24	—	12/01/94
ClearBridge Aggressive Growth Fund	19.17	—	—	7.47	08/04/08
ClearBridge Appreciation Fund	15.97	—	—	5.79	08/04/08
ClearBridge Equity Income Fund	13.89	2.16	8.03	—	02/07/96
ClearBridge All Cap Value Fund	14.92	0.47	6.66	—	01/30/96
ClearBridge Large Cap Growth Fund	20.76	3.12	7.20	—	10/15/97
ClearBridge Large Cap Value Fund	16.57	1.46	7.45	—	05/29/58
ClearBridge Mid Cap Core Fund	18.69	—	—	6.89	08/04/08
ClearBridge Small Cap Growth Fund	19.47	—	—	7.67	08/04/08
ClearBridge Small Cap Value Fund	15.50	2.95	—	9.14	04/14/03
Legg Mason Esemplia Emerging Markets Long-Short Fund	13.64	(4.12)	—	8.43	01/03/05
ClearBridge International All Cap Opportunity Fund	23.81	—	—	2.24	08/04/08
Legg Mason Strategic Real Return Fund	8.86	—	—	8.38	02/26/10
Royce Special Equity Fund	13.02	10.13	10.76	—	05/01/98
Royce Total Return Fund	16.28	7.18	10.46	—	12/15/93
Royce Value Fund	2.03	4.43	13.34	—	06/14/01
Western Asset Core Plus Bond Fund	8.57	—	—	10.65	08/04/08
Western Asset High Yield Fund	17.67	—	—	11.13	08/04/08
Western Asset Inflation Indexed Plus Bond Fund	6.85	—	—	9.15	12/18/08
Western Asset Total Return Unconstrained Fund	7.55	—	—	7.79	08/04/08

[1]	The inception date shown is the inception date of the class of shares of the underlying fund in which a fund may invest.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

Legg Mason Funds Privacy and Security Notice cont’d

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

[These pages are not part of the Prospectus.]

Legg Mason

Lifestyle Funds

Legg Mason Lifestyle Allocation 85%

Legg Mason Lifestyle Allocation 70%

Legg Mason Lifestyle Allocation 50%

Legg Mason Lifestyle Allocation 30%

You may visit the funds’ website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders. In the funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the funds’ Annual Report are incorporated by reference into (are legally part of) this Prospectus.

A fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the funds if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about each fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the funds or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling the funds at 1-877-721-1926 or by writing to a fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about each fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about a fund that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributor are offering to sell shares of a fund to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act

file no. 811-06444)

FD01083ST 06/13

June 1, 2013

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON DYNAMIC MULTI-STRATEGY FUND

Class A (LDFAX), Class C, Class FI, Class R, Class I and Class IS

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectus of Legg Mason Dynamic Multi-Strategy Fund (the “fund”) dated June 1, 2013, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

The fund is a series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland statutory trust.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing the Trust at 100 Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902, by calling 1-877-721-1926, by sending an e-mail request to prospectus@leggmason.com or by visiting the fund’s website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, diversified management investment company.

The fund’s Prospectus discusses the fund’s investment objectives and policies. The following discussion supplements the description of the fund’s investment policies in its Prospectus.

Investment Objectives and Principal Investment Strategies

The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The fund will seek to reduce volatility as a secondary objective.

The fund is a fund of funds—it invests primarily in other funds. These underlying funds are open-end funds managed by the manager or its affiliates, or exchange-traded funds (“ETFs”) that are based on an index and managed by unaffiliated investment advisers. Legg Mason Global Asset Allocation, LLC (“LMGAA”), one of the fund’s subadvisers, is responsible for implementation of the fund’s overall asset allocation and the Dynamic Risk Management strategy described below. Western Asset Management Company (“Western Asset”), the fund’s other subadviser, is responsible for the Event Risk Management strategy described below and manages the fund’s cash and short-term instruments.

The fund seeks to achieve its objectives by investing in a broad range of asset classes and investment styles, combined with multiple layers of risk management strategies.

Target Allocation

The fund’s target allocation for long-term investments (the “Target Allocation”) is 70% in equity funds and 30% in fixed income funds that are not money market funds (“long-term fixed income funds”). While changes to the Target Allocation are not expected to be frequent or substantial, the fund’s Target Allocation may range from 60% of its net assets in equity funds and 40% of its net assets in long-term fixed income funds to 75% of its net assets in equity funds and 25% of its net assets in long-term fixed income funds as, in LMGAA’s opinion, market conditions warrant. As of January 31, 2013, the fund’s allocation to long-term investments was approximately 70% in equity funds and 30% in long-term fixed-income funds.

The underlying funds have a variety of investment styles and focuses. The underlying equity funds include large, mid and small cap funds, growth and value-oriented funds, international funds and ETFs that are based on equity indexes. The underlying long-term fixed income funds include funds that invest in U.S. and non-U.S. issuers, corporate, mortgage-backed and government securities, investment grade securities, securities rated below investment grade (commonly known as “junk bonds”) and ETFs that are based on fixed income indexes. As of January 31, 2013, approximately 25% of the fund’s net assets were allocated to international funds (although certain other underlying funds may invest in foreign securities). LMGAA may invest the fund’s assets in underlying Legg Mason-affiliated funds that have a limited performance history.

In addition to these long-term investments, the fund may invest in short-term defensive instruments, including money market funds, Treasury bills and cash, and may enter into derivative transactions involving options, futures and swaps as part of its risk management strategies.

Risk Management

LMGAA will implement a combination of risk management strategies that will attempt to limit downside volatility within the fund. These strategies include Dynamic Risk Management and Event Risk Management, as described below. Dynamic Risk Management attempts to limit losses by allocating fund assets away from equity

3

and long-term fixed income funds. Dynamic Risk Management allocates a portion of the fund’s assets into short-term defensive instruments that are expected to decline in value less than riskier assets in the event of market declines and into index options and index futures contracts that are expected to increase in value in the event of market declines. A small portion of the fund’s assets will be invested in the Event Risk Management strategy. Event Risk Management invests in options, futures and swaps that are expected to increase in value in the event of declines in the broad equity and bond markets during a short period of time. Through both strategies, the fund gives up some of the potential for high total return that could be achieved if the fund were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to reduce significant declines in the fund’s net asset value (“NAV”) under negative market conditions. The fund’s NAV will fluctuate and is not guaranteed.

Dynamic Risk Management. The Dynamic Risk Management strategy will seek to reduce the fund’s market risk exposure and volatility. As frequently as daily, the Dynamic Risk Management strategy may increase the fund’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) in response to certain levels of negative fund performance. At other times Dynamic Risk Management may decrease the fund’s exposure to short-term defensive instruments and increase its exposure to equity funds and long-term fixed income funds in order to return to the fund’s Target Allocation in response to certain levels of positive fund performance. The maximum daily allocation to short-term defensive instruments will be 95% of the fund’s net assets. As of January 31, 2013, the fund had less than 1% of its net assets allocated to short-term defensive instruments.

In response to certain levels of negative fund performance, LMGAA may deviate from the standard Target Allocation by increasing the fund’s exposure to short-term defensive instruments (“de-risking”) based on a formula that takes into account the fund’s current NAV, macro-economic conditions, and the fund’s underlying volatility. In order to implement this strategy, LMGAA anticipates that it will initially attempt to sell shares of ETFs and other liquid securities or engage in short sale transactions involving index options and index futures contracts. Then, LMGAA would redeem underlying open-end mutual fund shares as needed. In response to certain levels of positive fund performance, the fund may purchase ETFs or underlying open-end mutual fund shares or cover short futures positions (when the fund is not managed strictly according to the standard Target Allocation). LMGAA, in its discretion, will determine the levels and timing for Dynamic Risk Management. If LMGAA determines that de-risking is no longer appropriate, the fund will reverse this process, sell short-term defensive instruments and purchase equity funds and long-term fixed income funds in accordance with the fund’s Target Allocation.

LMGAA may from time to time make tactical increases or decreases to the fund’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. LMGAA may also allow the relative weightings of the fund’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying funds, LMGAA will examine relative values and prospects among the underlying funds’ asset classes, as well as the capacity of the underlying funds to absorb additional cash flow. If the fund’s investments in equity funds or long-term fixed income funds exceed its Target Allocation as a result of market appreciation or depreciation, LMGAA is not required to rebalance the portfolio back to the Target Allocation immediately.

Event Risk Management. The Event Risk Management strategy will seek to reduce the impact to the fund of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads. The fund initially will invest up to 2% of its net assets in this strategy (as measured by the premiums paid on options or initial margin on futures contracts). As of January 31, 2013, the fund had less than 1% of its net assets in this strategy (as measured by the premiums paid on options or initial margin on futures contracts). If the fund’s holdings in this strategy increase in value to over 7% of its net assets as a result of market movements, the fund will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 7% of its net assets. The value of the fund’s assets invested in this strategy may be substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the

4

fund has engaged in “de-risking,” the fund’s net asset value could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the fund has engaged in “de-risking,” the fund’s net asset value could increase even if the broader markets fall in value.

Western Asset’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the fund will implement the Event Risk Management strategy through investments in options, futures, swaps or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements, there may be times when the investment and transaction costs related to hedging will result in losses to the fund. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.

Underlying Funds

In pursuing their investment objectives, each of the underlying funds is permitted to engage in a wide range of investment policies. Because the fund invests in the underlying funds, shareholders of the fund will be affected by these investment policies in direct proportion to the amount of assets the fund allocates to the underlying funds pursuing such policy.

There is no guarantee that the investment objectives of the fund or the underlying funds will be achieved.

INVESTMENT PRACTICES AND RISK FACTORS

The fund’s principal investment strategies are described above. The following describes investments that may be made and strategies that may be followed by the fund and the underlying funds and the risks of those strategies. The fund invests primarily in the underlying funds and may also invest directly in securities and other instruments. As used in this section, the term “fund” refers to the fund and the underlying funds, unless otherwise noted. The strategies and risks described below may not apply to all the underlying funds. This section distinguishes between the fund, on the one hand, and the underlying funds, on the other, when it is necessary to describe the underlying funds separately from the fund.

Equity Securities

General. Equity securities are subject to the following risks: the risk that their prices generally fluctuate more than those of other securities, such as debt or fixed income securities; the risk that prices of securities will go down because of the interplay of market forces, which may affect a single issuer, industry or sector of the economy, country or region, or may affect the market as a whole; the risk that an adverse company-specific event, such as an unfavorable earnings report, may negatively affect the stock price of a company in which an underlying fund invests; and the risk that an underlying fund may experience a substantial or complete loss on an individual stock.

Common Stocks. The fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. The fund may invest in preferred stocks which, like debt obligations, have characteristics similar to fixed income securities. Holders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and all

5

cumulative dividends usually must be paid prior to common shareholders receiving any dividend. For that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stocks of the same issuer.

Foreign Securities. The fund may invest in securities of non-U.S. issuers. The fund’s returns may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments; possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; possible expropriation, nationalization or confiscatory taxation; possible withholding taxes and limitations on the use or removal of funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Foreign securities held by the fund may not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission (the “SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and many, if not all, of the foregoing considerations apply to such investments as well. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.”

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of an underlying fund are uninvested and no return can be earned on them. The inability of the fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since the fund may invest in securities denominated in currencies other than the U.S. dollar and may hold foreign currencies, the fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates may influence the value of the fund’s shares and also may affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

If the fund invests a substantial portion of its assets in foreign securities, its expenses can be expected to be higher than those of an investment company investing exclusively in U.S. securities since the expenses of

6

investing in foreign securities, such as custodial costs and valuation costs, are higher than those incurred through investments in U.S. securities. In addition, dividend and interest income from non-U.S. securities will generally be subject to withholding taxes imposed by the country in which the issuer is located and may not be recoverable by the fund.

The fund may invest in securities of emerging markets. The risks of investing in foreign securities are heightened for investments in emerging markets and securities of their governments.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the fund’s ability to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the fund. The fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the fund could lose its entire investment in any such country. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country.

7

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, in possible liability to the purchaser. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from the fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.

Europe-Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to

8

restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Equity-Linked Notes. Equity-linked notes (“ELNs”) are securities that are valued based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. ELNs offer investors the opportunity to participate in the appreciation of the underlying local equity securities where the fund may not have established local access. Investors in ELNs are subject to risk of loss of principal investment.

American, European and Global Depositary Receipts. The fund may invest in the securities of foreign and domestic issuers in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The fund may also invest in Global Depositary Receipts (“GDRs”), EDRs and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs are issued in bearer form and are designed for use in European securities markets. GDRs are tradable both in the United States and Europe and are designed for use throughout the world.

For purposes of the fund’s investment policies, depositary receipts generally are deemed to have the same classifications as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

Warrants. A warrant entitles the fund to purchase common stock from the issuer at a specified price and time. Since a warrant does not carry with it the right to dividends or voting rights with respect to securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

Model Risk. The proprietary models that may be used by certain underlying funds’ advisers to evaluate securities or securities markets are based on the adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

9

Style Risk. The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on “growth” stocks. Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities. In addition, the market values of growth stocks may be more volatile than other types of investments and may lack dividends that can cushion share prices during market declines. The returns on growth securities may or may not move in tandem with the returns of other styles of investing or the overall stock markets.

Capitalization Risk. Investments in securities of companies with small and medium market capitalizations are generally considered to offer greater opportunity for appreciation but involve special risks. The securities of those companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small- to medium-sized companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small and medium capitalization company stocks may, to a degree, fluctuate independently of larger company stocks, i.e., small and medium capitalization company stocks may decline in price as the prices of large company stocks rise or vice versa. Micro-cap companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-cap companies may be less financially secure than large, medium or small capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large, medium and small capitalization companies and such stocks may be more thinly traded and thus difficult for an underlying fund to buy and sell in the market.

Fixed Income Securities

General. Fixed income securities may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the fund. The market value of the fixed income obligations in which the fund may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

Many fixed income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the fund most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

The fund may invest in high quality, high grade or investment grade securities. High quality securities are those rated in the two highest categories by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa or Aa) or Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) (AAA or AA) or determined by the adviser to be of comparable quality. High grade securities are those rated in the three highest categories by Moody’s (Aaa, Aa or A) or S&P (AAA, AA or A) or determined by the adviser to be of comparable quality. Investment grade securities are those rated in the four highest categories by Moody’s (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or determined by the adviser to be of comparable quality. Securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuer to make timely principal and interest payments than is the case with higher grade securities.

High Yield Securities. The fund may invest in securities rated below investment grade, that is, rated below Baa by Moody’s or BBB by S&P, or determined by the adviser to be of comparable quality. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds,

10

commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See Appendix A for additional information on the bond ratings by Moody’s and S&P.

Generally, high yield, below investment grade securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Below investment grade securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by an underlying fund, with a commensurate effect on the value of the underlying fund’s shares.

The markets in which below investment grade securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for an underlying fund to purchase and also may restrict the ability of the fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of high yield securities to repay principal and pay interest thereon.

While the market values of below investment grade securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of higher-quality securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, below investment grade securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of below investment grade securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss because of default by such issuers is significantly greater because below investment grade securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

11

Synthetic convertible securities are created by combining non convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Convertible securities generally are subordinated to other similar but non convertible securities of the same issuer, although convertible bonds, such as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Convertible securities typically have lower ratings than similar nonconvertible securities because of the subordination feature.

Money Market Instruments. Money market instruments include: U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by U.S. banks (including their branches located outside the United States and subsidiaries located in Canada), U.S. branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

CDs are short-term negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. Government Securities. U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities that are supported by any of the following: (a) the full faith and credit of the U.S. government (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). In the case of obligations not backed by the full faith and credit of the United States, the fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates. Since the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, the fund may invest in obligations issued by such an instrumentality if its adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund or the underlying fund, as the case may be.

Inflation-Indexed Securities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. The fund may also invest in inflation-indexed securities with other structures or characteristics as such securities become available in the market. It is currently expected that other types of inflation-indexed securities would have characteristics similar to those described below.

U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), calculated with a three-month lag). The U.S. Department of Treasury issues U.S. TIPS in maturities

12

of five, ten and thirty years. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to their investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Although the principal value of these securities declines in periods of deflation, holders at maturity receive no less than par. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, the fund investing in inflation-indexed securities could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Internal Revenue Code of 1986, as amended (the “Code”).

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The U.S. Treasury began issuing inflation-indexed bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities. The fund may invest in inflation-indexed securities issued in any country.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.

Real Estate Investment Trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Code, a REIT is not taxed on net income and gains it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in

13

real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

While the fund will not invest in real estate directly, to the extent it invests in equity or hybrid REITs it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of net income and gains under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain “special purpose” REITs in which the fund invests may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

It is not uncommon for REITs, after the end of their taxable years, to change the characterization of the net income and gains they have distributed during the preceding year. If this happens, the fund could be required to issue revised notices to its shareholders changing the character of the fund’s distributions.

The fund may invest wholly or partially in REITs by investing in ETFs that invest in REITs.

Mortgage-Related Securities. Mortgage-related securities provide capital for mortgage loans made to residential homeowners and include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the fund) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.

Interests in pools of mortgage loans generally provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying

14

residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Securities issued by Ginnie Mae and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.

Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. The mortgage-backed securities (“MBS”) guaranteed by Ginnie Mae are backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States.

Commercial banks, savings and loan institutions, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, its adviser determines that the securities are an appropriate investment for the fund.

Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying MBS. In addition, in the event of a bankruptcy or other default of a broker that issued the CMO held by the fund, the fund could experience delays in liquidating both its position and losses. The fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional MBS.

Governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages). As new types of mortgage-related securities are developed and offered to investors, the fund’s adviser may, consistent with the fund’s investment objective and policies, consider making investments in such new types of securities.

The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the fund may experience a loss (if the price at which the respective security was acquired by the fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the fund was at a discount from par). In addition, prepayments of such securities held by the fund will reduce the share price of the fund to the extent the market value of the securities at the time of prepayment

15

exceeds their par value and will increase the share price of the fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of rate increases on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.

Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Sovereign Government and Supranational Debt. The fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance

16

from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Brady Bonds. The fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter (“OTC”) secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating-rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

A significant amount of the Brady Bonds that the fund may purchase have no or limited collateralization, and the fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

17

Bank Obligations. Recently enacted legislation will affect virtually every area of banking and financial regulation. The impact of the regulation is not yet known and may not be known for some time. In addition, new regulations to be promulgated pursuant to the legislation could adversely affect the fund’s investments in money market instruments.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency (the “COTC”) and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the COTC and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, Western Asset and the underlying funds’ advisers will carefully evaluate such investments on a case-by-case basis.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

Ratings as Investment Criteria. In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate.

18

Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings may be used by the fund as initial criteria for the selection of portfolio securities, but the fund’s adviser will rely upon other factors to evaluate potential investments. Among the factors that may be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events may require sale of such securities by the fund, but the fund’s adviser may consider such events in its determination of whether such fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or because of a corporate reorganization, the fund may attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Derivatives

General. The fund through its investments in certain underlying funds and directly may invest in certain derivative instruments (also called “Financial Instruments”), discussed below, to attempt to enhance its return or to attempt to hedge its investments, among other things, as described in its Prospectus. The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments, strategies and risks described below, the fund’s subadvisers and the advisers of the underlying funds expect that additional opportunities in connection with Financial Instruments and other similar or related techniques may become available. These new opportunities may become available as the advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The advisers may utilize these opportunities to the extent that they are consistent with the funds’ investment objectives and are permitted by their investment limitations and applicable regulatory authorities. The funds might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulations are not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of Financial Instruments, may make them more costly, and may limit or restrict their use by the fund.

Each Financial Instrument purchased for the fund is reviewed and analyzed by its adviser to assess the risk and reward of each such instrument in relation to the fund’s investment strategy. The decision to invest in Financial Instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the fund.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. In a short hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. In a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the

19

transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security as anticipated, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities may be used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indexes, in contrast, may be used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

1. Successful use of most Financial Instruments depends upon the adviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed. Use of Financial Instruments could result in a loss, regardless of whether the intent was to enhance returns or manage risk.

2. When Financial Instruments are used for hedging purposes, the historical correlation between price movements of a Financial Instrument and price movements of the investments being hedged might change so as to make the hedge less effective or unsuccessful. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a change in correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree to which correlation between price movements in the index and price movements in the securities being hedged can be accurately predicted.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers or other characteristics from the securities in which it typically invests, which involves the risk that the options or futures position will not track the performance of the fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s investments well. Options and futures prices are affected by factors that may not affect security prices the same way, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures are traded as compared to securities or from the imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s options or futures positions have a low correlation with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

3. If successful, the hedging strategies discussed above can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund

20

entered into a short hedge because its adviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

4. The fund might be required to maintain segregated assets as “cover” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund was unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

5. The fund may be subject to the risk that the other party to a Financial Instrument (the “counterparty”) will not be able to honor its financial obligation to the fund.

6. Many Financial Instruments are traded in institutional markets rather than on an exchange. Nevertheless, many Financial Instruments are actively traded and can be priced with as much accuracy as conventional securities. Financial Instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the fund are not readily marketable and are subject to the fund’s restrictions on illiquid investments.

The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Options on Securities. The fund may engage in transactions in options on securities, which may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Certain underlying funds, however, may engage in option transactions only to hedge against adverse price movements in the securities that they hold or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

The fund may write (a) in-the-money call options when its adviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when its adviser expects the price of the underlying security to remain flat or advance moderately during the option period

21

and (c) out-of-the-money call options when its adviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporations and the securities exchange on which the option is written.

The fund may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the OTC market including, but not limited to, “spread” options, “knock-out” options, “knock-in” options and “average rate” or “look-back” options. “Spread” options are dependent upon the difference between the price of two securities or futures contracts, “knock-out” options are canceled if the price of the underlying asset reaches a trigger level prior to expiration, “knock-in” options only have value if the price of the underlying asset reaches a trigger level and “average rate” or “look-back” options are options where, at expiration, the option’s strike price is set based on either the average, maximum or minimum price of the asset over the period of the option.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. Certain underlying funds with option-writing authority may write options only on national securities exchanges or in the OTC market.

The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of

22

investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of its adviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. government securities for which the fund may write covered call options. If the fund writes covered call options on MBS, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing the appropriate additional amount of those securities.

Stock Index Options. The fund may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange (the “NYSE”) Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.

Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of a fund being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to its adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

23

The fund may engage in stock index options transactions when determined by its adviser to be consistent with the fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When the fund writes an option on a stock index, the fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

Currency Transactions. The fund may enter into forward currency exchange transactions. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. When the fund enters into a forward currency contract it may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates.

The fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the fund may sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the fund may purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the adviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward currency contract to sell the currency the adviser expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency. When the adviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward currency contract to sell a different currency for a fixed amount of the currency expected to decline where the adviser believes that the value of the currency to be sold pursuant to the forward currency contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The fund’s custodian places cash or other liquid assets in a separate account of the fund having a value equal to the aggregate amount of the fund’s commitments under forward currency contracts entered into with respect to position hedges and cross hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the fund’s commitments with respect to such contracts.

At or before the maturity of a forward contract, the fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

24

The cost to the fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated the fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

Foreign Currency Options. The fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

The fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the U.S. dollar value of a foreign currency in which the fund’s securities are denominated, for example, will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency does decline, the fund will have the right to sell the currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forgo a portion or all of the benefits of advantageous changes in the rates.

Futures Contracts. The purpose of the acquisition or sale of a futures contract by the fund is to mitigate the effects of fluctuations in interest rates or currency or market values, depending on the type of contract, on securities or their values without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

The fund may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the OTC market. Generally, these investments may be made solely for the purpose of hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund and not for purposes of speculation, but the fund and certain underlying funds may enter into futures contracts for non-hedging purposes, i.e., to increase total return. The ability of the fund to trade in futures contracts may be limited by the requirements of the Code applicable to a regulated investment company.

25

No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 2% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Commodity Exchange Act Regulation. Effective December 31, 2012, the fund and the underlying funds are limited in their ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the fund’s positions in such investments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the fund and the underlying funds may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

As noted above, the fund and the underlying funds may be exposed to commodity interests indirectly in excess of the limits described in the prior paragraph. Such exposure may result from the fund’s investment in other investment vehicles, including investment companies that are not managed by the fund’s manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests. These investment vehicles are referred to collectively as “underlying investment vehicles.” The manager may have limited or no information as to what an underlying investment vehicle may be invested in at any given time, because they are not managed by the manager or persons affiliated with the manager and their holdings will likely change over time. To address this lack of transparency, the CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying investment

26

vehicles to register as a commodity pool operator (a “CPO”) or to claim the exclusion from the CPO definition until the later of June 30, 2013 or six months from the date on which the CFTC issues additional guidance on the application of de minimis thresholds in the context of the CFTC exemptive rules. In order to rely on this no-action relief, the manager must meet certain conditions (including certain compliance measures), and otherwise be able to rely on a claim of exclusion from the CPO definition. The fund’s manager has filed the required notice to claim this no-action relief.

Options on Futures Contracts. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying foreign currency futures contract at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Since the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value (“NAV”) of the fund investing in the options.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by the fund’s adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of the adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities in the currencies being hedged.

Commodity-Linked Derivative Instruments. Investments by the fund in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The means by which the fund seeks exposure to commodities, both directly and indirectly, including through derivatives, may be limited by the fund’s intention to qualify as a regulated investment company under the Code.

An exchange-traded commodity futures contract is a derivative that provides for the purchase and sale of a specified type and quantity of a commodity during a stated delivery month for a fixed price. A futures contract on an index of commodities provides for the payment and receipt of cash based on the level of the index at settlement or liquidation of the contract. Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract on a particular commodity with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the next delivery month is less than or more than the price of the expiring contract. If the price for the new futures contract is less than the price of the expiring contract, then the market for the commodity is said to be in “backwardation.” In these markets, roll returns are positive, because the proceeds from the expiring futures contract will be greater than the price of the new contract, resulting in a net gain. The term “contango” is used to describe a market in which the price for a new futures contract is more than the price of the expiring contract. In these markets, roll returns are negative,

27

because the proceeds from the expiring futures contract will be less than the price of the new contract, resulting in a net loss. There is a risk that even when a commodity’s price is rising, contango could create negative roll returns and result in a loss to the fund.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Foreign Commodity Exchanges. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the fund’s trading on a foreign commodity exchange hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the fund could incur losses as a result of those changes.

Swap Agreements. Among the hedging transactions into which the fund and certain underlying funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by the fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate floor.

Swap agreements, including caps and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors (such as those listed below). Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

28

As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non-U.S. corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap, which may be significantly larger than the fund’s cost to enter into the credit default swap. The fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps, and swaptions on credit default swap indices. (See “Options on Swaps” below.)

The fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

The fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the fund. In such an instance, the fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. The fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The fund and certain underlying funds may write (sell) and purchase put and call swaptions. The fund and certain underlying funds may also enter into swaptions on either an asset-based or liability-based basis, depending on whether a fund is hedging its assets or its liabilities. The fund and certain underlying funds may write (sell) and purchase put and call swaptions to the same extent they may make use of standard options on securities or other instruments. A fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, or to protect against an increase in the price of securities the fund anticipates purchasing at a later date or for any other purpose such as speculation to increase returns. Swaptions are generally subject to the same risks involved in a fund’s use of options.

Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

Total Return Swap Agreements. The fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the

29

change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.

The total rate of return of the assets underlying the contract on which the swap is based may exhibit substantial volatility and in any given period may be positive or negative. In the event the total rate of return is negative and the fund is receiving the total rate of return of those assets in its part of the swap agreement, the fund would be required to make a payment to the counterparty in addition to that required on the other, generally floating rate, part of the swap agreement. Also, unusual market conditions affecting the assets underlying the contract on which the swap is based may prevent the total rate of return from being calculated, in which case other provisions in the swap agreement may be invoked which could cause the fund to lose some of the anticipated benefit from the swap, or otherwise reduce the fund’s return.

Contract for Difference. The fund may enter into contracts for difference. A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. Contracts for difference are subject to liquidity risk because the liquidity of contracts for difference is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the contracts for difference transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio, the contracts for difference transaction may increase the fund’s financial risk. Contracts for difference, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the fund is liable. Contracts for difference are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.

Investment Practices

In attempting to achieve its investment objectives, the fund and/or an underlying fund may employ, among others, the following investment strategies.

Borrowing. The fund may borrow in certain circumstances. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the NAV of the fund’s shares and in the return on the fund’s portfolio. Although the principal of any borrowing will be fixed, the fund’s assets may change in value during the time the borrowing is outstanding. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the adviser’s strategy and the ability of the fund to comply with certain provisions of the Code in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral

30

so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund’s adviser. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The fund’s adviser, acting under the supervision of its board of directors/trustees, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

Pursuant to an exemptive order issued by the SEC, the fund and each underlying fund managed by the manager or an affiliate of the manager, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements, which involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when its adviser believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund’s assets. The fund’s custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitment of the fund.

When-Issued and Delayed-Delivery Transactions. To secure an advantageous price or yield, the fund may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. When-issued or delayed delivery transactions arise when securities are purchased or sold by the fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, the fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

Fixed income securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and the public’s perception of the creditworthiness of the issuers. In general, fixed income securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of fixed income securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

31

In the case of the purchase by the fund of securities on a when-issued or delayed-delivery basis, the fund will at all times maintain in a segregated account at its custodian cash or liquid securities equal to the amount of the when-issued or delayed-delivery commitments. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the fund involved. On the settlement date, the fund will meet its obligations from the then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund’s payment obligations).

Securities Lending. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the fund’s Board. The fund or an underlying fund that is managed by the manager or its affiliates will not lend portfolio securities to affiliates of Legg Mason unless it has applied for and received specific authority to do so from the SEC. From time to time, the fund may pay to the borrower and/or a third party which is unaffiliated with the fund or Legg Mason and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Although the borrower will generally be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever the fund lends its portfolio securities: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the right to vote the securities.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Loans will be made to firms deemed by the adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

Short Sales of Securities. The fund may from time to time sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in the hope of purchasing the same security at a later date at a lower price. There can be no assurance that the fund will be able to close out a short position (i.e., purchase the same security) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the fund must borrow the security from a broker/dealer through which the short sale is executed, and the broker/dealer must deliver the security, on behalf of the fund, to the buyer. The broker/dealer is entitled to retain the proceeds from the short sale until the fund delivers to such broker/dealer the security sold short. In addition, the fund is required to pay to the broker/dealer the amount of any dividends or interest paid on shares sold short.

The fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the fund purchases a security to replace the borrowed security. On the other hand, the fund will incur a

32

loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the fund may be required to pay in connection with a short sale. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. It should be noted that possible losses from short sales differ from those losses that could arise from a cash investment in a security because losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security. Whenever the fund sells short, it must segregate assets held by its custodian as collateral to cover its obligation and maintain the collateral in an amount at least equal to the market value of the short position. To the extent that the liquid securities segregated by the fund’s custodian are subject to gain or loss, and the securities sold short are subject to the possibility of gain or loss, leverage is created. The liquid securities utilized by the fund in this respect will normally be primarily composed of portfolio securities that are subject to gains or losses and, accordingly, when the fund executes short sales leverage will normally be created.

There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

The fund has a short position in the securities sold short until it delivers to the broker/dealer the securities sold, at which time the fund receives the proceeds of the sale. The fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.

Shorting futures may have an imperfect correlation to the assets held by the fund and may not adequately protect against losses in the fund’s portfolio.

Short Sales Against the Box. The fund may enter into short sales “against the box.” The fund may enter into a short sale of common stock such that when the short position is open the fund owns an amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as “against the box,” will be entered into by the fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the fund delivers the convertible securities to close out its short position. Although prior to delivery the fund will have to pay an amount equal to any dividends paid on the common stock sold short, the fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. The fund will deposit, in a segregated account with its custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

Restricted and Illiquid Securities. The fund may invest in securities the disposition of which is subject to legal or contractual restrictions. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Illiquid securities may include (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) TDs maturing in more than seven calendar days; (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets; and (e) securities of new and early stage companies whose securities are not publicly traded.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under

33

these regulations is “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Restricted securities may be sold only (1) pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A securities”) or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund is able to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than expected when it decided to sell.

Illiquid securities may be difficult to value and the fund may have difficulty disposing of such securities promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market will be acquired by the fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets.

Leveraging. The fund may from time to time leverage its investments by purchasing securities with borrowed money. The fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the fund’s asset coverage drops below 300%, the fund must reduce its outstanding borrowings within three business days (not including Sundays and holidays) so as to restore its asset coverage to the 300% level.

Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the NAV of the fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the NAV of the fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate the fund’s net investment income in any given period.

Mortgage Dollar Rolls. The fund may enter into mortgage dollar rolls. The fund may enter into dollar rolls in which the fund sells MBS for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the fund forgoes interest paid on the securities. The fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The fund generally executes mortgage dollar rolls in the to-be-announced (“TBA”) market, where the fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The obligation to repurchase securities on a specified future date involves the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In

34

the event the buyer of securities under a mortgage dollar roll files for bankruptcy, becomes insolvent or defaults on its obligations, the fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities. Dollar roll transactions may result in a form of leverage that increases the fund’s sensitivity to interest rate changes and may increase the overall risk of investing in the fund.

Investment in Other Mutual Funds. The investments of the fund are generally concentrated in underlying funds so the fund’s performance is directly related to the investment performance of the underlying funds it holds. The ability of the fund to meet its investment objectives is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds by LMGAA. There can be no assurance that the investment objectives of the fund or any underlying fund will be achieved.

The underlying funds are subject to management risk. This is the risk that the adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

The fund will invest only in classes of shares of the underlying funds (except for ETFs) that are offered only to institutional and other eligible investors, such as the fund, at NAV and, accordingly, will not pay any sales loads or service or distribution (12b-1) fees in connection with its investments in shares of the underlying funds. The fund, however, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying funds that are applicable to institutional class shareholders, including advisory fees. The investment returns of the fund, therefore, will be net of the expenses of the underlying funds in which it is invested. These expenses would be in addition to the advisory and other expenses that the fund bears directly in connection with its own operations.

When the fund redeems shares from an underlying fund, the underlying fund, under certain circumstances, may choose to pay the fund’s net redemption proceeds with an in-kind distribution of a portion of the underlying fund’s securities rather than in cash. If the fund does not want to invest in such securities, it will liquidate such securities as soon as practicable. The liquidation of securities may cause the fund to incur brokerage or other transaction costs. In addition, there can be no assurance that when the fund sells these securities, it would receive the value attributed to the securities by the underlying fund.

The fund may invest in securities of other investment companies to the extent permitted under the 1940 Act, or pursuant to an order by the SEC. Generally, under the 1940 Act, a fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the fund’s total assets and (c) when added to all other investment company securities held by the fund, do not exceed 10% of the value of the fund’s total assets. However, a registered investment company may invest in another registered investment company that is in the same group of investment companies (as defined in the 1940 Act) subject to certain other conditions and in ETFs in amounts greater than those permitted under the 1940 Act if the fund enters into a “participation agreement” with the ETF and meets certain other conditions set forth in the exemptive order received by the ETF from the SEC. The exemptive order would permit the fund to, in the aggregate, acquire up to 25% of the ETF’s outstanding voting securities.

The fund’s manager serves as manager of certain underlying funds and is affiliated with the manager of other underlying funds. In addition, the fund may invest in certain underlying funds for which LMGAA or Western Asset serves as adviser. It is possible that a conflict of interest between the fund and the underlying funds could affect how the fund’s manager, LMGAA or Western Asset fulfills its fiduciary duties to the fund and the underlying funds. For example, LMGAA may have an incentive to allocate the fund’s assets or to maintain the fund’s allocation to those funds for which the fees paid to the manager or a subadviser are higher than the fees paid by other underlying funds or to those funds for which a subadviser serves as an adviser. However, the fund has adopted procedures to mitigate these concerns.

35

In implementing the Dynamic Risk Management strategy, LMGAA anticipates that it will initially sell shares the fund holds in ETFs and other liquid securities or engage in short sale transactions involving index options and index futures contracts. Then, LMGAA would redeem shares of underlying open-end mutual funds as needed. As a result, the fund’s assets may be more concentrated in its underlying mutual fund holdings. In addition, during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs. Therefore, selling shares of ETFs during periods of market volatility may result in greater losses than redeeming open-end mutual fund holdings. Similarly, the use of derivatives may cause the fund to experience greater losses than redeeming mutual fund holdings. The fund may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the fund’s performance.

Exchange-Traded Funds (“ETFs”). The fund invests in shares of ETFs whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the OTC market. As with other investments in shares of mutual funds, the fund will bear its pro rata portion of the ETF’s expenses, including advisory fees, brokerage, shareholder servicing and other operational expenses. These expenses are in addition to the direct expenses of the fund’s own operations.

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. Many ETFs are not actively “managed.” Therefore, those ETFs may not sell a security because the security’s issuer was in financial difficulty unless that security is removed from the relevant index. Such an ETF may not perform the same as its benchmark index due to tracking error. An ETF’s return may not match the return of the benchmark index for a number of reasons. For example, the ETF incurs a number of operating expenses not applicable to the benchmark index, and incurs costs in buying and selling securities, especially when rebalancing the ETF’s securities holdings to reflect changes in the composition of the benchmark index, or a representative sample of the benchmark index. The ETF may not be fully invested at times, either as a result of cash flows into the ETF or reserves of cash held by the ETF to meet redemptions and pay expenses. Since the ETF may utilize a sampling approach and may hold futures or other derivative positions, its return may not correlate as well with the return on the benchmark index, as would be the case if the ETF purchased all of the stocks in the benchmark index. Such an ETF would be subject to management risk, which is the risk that the ETF’s adviser’s security selection process may not produce the intended results. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and they may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the fund’s risk would be limited to the amount it invested in the ETF.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and the fund will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs. Gains or losses on the fund’s investments in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

36

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

ETFs that invest in commodities may be or may become subject to CFTC trading regulations that limit the amount of commodity contracts an ETF may hold. Such regulations could hurt the value of such ETFs’ securities. Additionally, some commodity ETFs invest in commodity futures which can lose money even when commodity prices are rising (see “Commodity-Linked Derivative Instruments” above).

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the fund’s ability to purchase securities issued by other investment companies apply. However, the SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits. The SEC has issued such exemptive orders to certain ETFs in which the fund may invest, which permits investment companies to invest in such ETFs beyond the limitations in the 1940 Act, subject to certain terms and conditions. Under the orders, the fund generally may acquire up to 25% of the assets of an ETF. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Concentration Risk. An underlying fund’s assets may be concentrated in an industry or group of industries. By concentrating its assets in a single industry or group of industries, the underlying fund is subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the underlying fund to a greater extent than if the underlying fund’s assets were invested in a wider variety of industries.

Trading Frequency. Although the underlying funds generally invest for the longer term, an underlying fund may engage in active and frequent trading, resulting in high portfolio turnover, in order to achieve its investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

Non-Diversified Portfolios. Certain of the underlying funds are classified as non-diversified under the 1940 Act. Since, as a non-diversified fund, each such fund is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers, each such fund may be subject to greater risk with respect to its individual portfolio than a fund that is more broadly diversified.

Securities of Unseasoned Issuers. Securities in which the fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs

37

relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund because of subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

Floating and Variable Rate Income Securities. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Zero Coupon, Discount and Payment-in-Kind Securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Premium Securities. Premium securities are income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by the fund at a premium are called or sold prior to maturity, the fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the fund will recognize a capital loss if it holds such securities to maturity.

Yankee Bonds. Yankee bonds are U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers. As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

Cash Investments. The fund may invest to a limited extent in short-term debt securities, money market instruments and/or cash to pay expenses and/or meet redemption requests.

Exchange-Traded Notes (“ETNs”). The fund may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are publicly traded on a U.S. securities exchange. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in

38

the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset. When the fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The Internal Revenue Service (the “IRS”) and Congress have in the past considered proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its NAV.

Master Limited Partnerships (“MLPs”). The fund may invest in MLPs, which are limited partnerships (or similar entities) that are operated by one or more general partners. Limited partners own the remainder of the partnership through limited partnership interests (often referred to as “common units”) and have a limited role in the partnership’s operations and management. Common units generally are registered with the SEC and are publicly traded on U.S. securities exchanges or in the OTC market, and their value generally fluctuates based on prevailing market conditions and the success of the MLP. When investing in an MLP, the fund intends to purchase publicly traded common units.

Investing in MLPs is subject to the risks applicable to investing in a partnership as compared to a corporation, including fewer protections afforded to investors. For instance, owners of common units in an MLP may have limited voting rights and no ability to elect directors. Unitholders of an MLP generally are limited in their liability, but creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs generally engage in natural resources-based activities such as the exploration, development, mining, production, processing, refining, infrastructure related services, transportation, storage and certain marketing of mineral or natural resources, although they may also finance entertainment, research and development and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. Risks involved with investing in an MLP also include the risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. The fund’s investment in an MLP may be adversely affected by market perceptions that the performance and distributions of MLPs are directly tied to commodity prices. In addition MLPs are generally considered interest rate sensitive investments and during periods of interest rate volatility, may not provide attractive returns.

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

39

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (The fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. Currently, the fund does not contemplate borrowing money for leverage but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

40

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies

41

whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

Due to its investment objectives and policies, the fund will concentrate more than 25% of its assets in the mutual fund industry. In accordance with the fund’s investment program, the fund may invest more than 25% of its assets in certain underlying funds.

The fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policy

The fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Diversification

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

42

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should a subadviser deem it advisable to purchase or sell securities.

For the period from June 29, 2012 to January 31, 2013, the fund’s portfolio turnover rate was 27%.

43

MANAGEMENT

The business and affairs of the fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee is c/o Kenneth D. Fuller, 100 International Drive, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Independent Trustees#:

Paul R. Ades Born 1940	Trustee	Since 1983	Paul R. Ades, PLLC (law firm) (since 2000)	52	None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	52	None

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)	52	None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	52	None

Howard J. Johnson Born 1938	Chairman and Trustee	From 1981 to 1998 and since 2000 (Chairman since 2013)	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	52	None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	52	None

Ken Miller Born 1942	Trustee	Since 1983	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	52	None

44

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
John J. Murphy Born 1944	Trustee	Since 2002	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)	52	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)	52	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired	52	None

45

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee and Officer:

Kenneth D. Fuller† Born 1958	Trustee, President and Chief Executive Officer	Since 2013

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (formerly a registered investment adviser) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President—Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

				151	None

#	Trustees who are not “interested persons” of the fund within the meaning of Section 2(a) (19) of the 1940 Act.
*	Each Trustee serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Fuller is an “interested person” of the fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

46

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:

Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Vanessa Williams Born 1979 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer Identity Theft Prevention Officer	Since 2011 Since 2011	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Born 1954 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (since 2002)

Richard F. Sennett Born 1970 Legg Mason 100 International Drive 5th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

47

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Albert Laskaj Born 1977 Legg Mason 100 Stamford Place 6th Floor Stamford, CT 06902	Treasurer	Since 2010	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office for a fund in the Legg Mason fund complex.

Each Trustee, except for Mr. Fuller, previously served as a trustee or director of certain predecessor funds in the fund complex, and each Trustee, except for Mr. Fuller, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in equity securities, including the fund, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing equity mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Independent Trustees were selected to join the Board based upon the following as to each Trustee: character and integrity; service as a board member of predecessor funds; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with the requirements of the Trust’s retirement policies; and the Trustee’s status as not being an “interested person” of the fund, as defined in the 1940 Act. Mr. Fuller was selected to join the Board based upon the following: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and his status as a representative of Legg Mason. Independent Trustees constitute more than 75% of the Board and the Chairman of the Board is an Independent Trustee. Mr. Fuller is an interested person of the fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadvisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee.

Each Trustee, except for Mr. Fuller, has served as a board member of the fund and other funds (or predecessor funds) in the fund complex for at least eight years. Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Crane has substantial experience as an economist, academic and business consultant. Mr. Hubbard has substantial experience in business development and was a senior executive

48

of an operating company. Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant. Mr. Jerome Miller had substantial experience as an executive in the asset management group of a major broker/dealer. Mr. Ken Miller has substantial experience as a senior executive of an operating company. Mr. Murphy has substantial experience in the asset management business and has current and prior service on the boards of other mutual funds and corporations. Mr. Schlafly has substantial experience practicing law and also serves as the president of a private corporation and as director of a bank. Mr. Viscione has substantial experience as an academic and senior executive of a major university. Mr. Fuller has been the Chief Executive Officer of the Trust and other funds in the fund complex since 2013 and has substantial investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities and another investment advisory firm. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing Committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee (which is a sub-committee of the Governance Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of four Independent Trustees. The Performance Committee is composed of three Independent Trustees and the Chief Executive Officer of the Trust. The Compensation and Nominating Committee is composed of four Independent Trustees. The Chairman of the Board serves as the Chair of the Governance Committee. Where deemed appropriate, the Board may constitute ad hoc committees.

The Chairman of the Board and the chairs of the Audit and Performance Committees work with the Chief Executive Officer of the Trust of the Board to set the agendas for Board and committee meetings. The Chairman of the Board also serves as a key point person for interaction between management and the other Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chairman of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the fund’s subadvisers.

The Audit Committee oversees the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the fund’s independent registered public accounting firm and the fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the manager and the subadvisers as may reasonably be necessary to evaluate the terms of the fund’s investment management agreement, subadvisory arrangements and distribution arrangements.

49

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the fund and its shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the fund, primarily the fund’s manager, the fund’s subadvisers and, as appropriate, their affiliates, have responsibility for the day-to-day management of the fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the fund, the Board oversees risk management of the fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the fund and their service providers. The Board has emphasized to the fund’s manager and the subadvisers the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

The fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. The fund’s manager, the fund’s subadvisers, the affiliates of the manager, the fund’s subadvisers or various service providers to the fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s Chief Compliance Officer and the manager’s chief risk officer, as well as personnel of the fund’s subadvisers and other service providers, such as the fund’s independent registered public accounting firm, make periodic reports to the Audit Committee, the Performance Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

The Board met 4 times during the fiscal year ended January 31, 2013. The Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee met 4, 1, 4, 4, and 1 time(s), respectively, during the fiscal year ended January 31, 2013.

50

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2012, except for Mr. Fuller, for whom the information is shown as of March 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee ($)
Independent Trustees
Paul R. Ades	None	Over 100,000
Andrew L. Breech	None	Over 100,000
Dwight B. Crane	None	Over 100,000
Frank G. Hubbard	None	Over 100,000
Howard J. Johnson	None	Over 100,000
Jerome H. Miller	None	Over 100,000
Ken Miller	None	Over 100,000
John J. Murphy	None	Over 100,000
Thomas F. Schlafly	None	Over 100,000
Jerry A. Viscione	None	Over 100,000
Interested Trustee
Kenneth D. Fuller	None	Over 100,000

As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, the subadvisers or the distributor of the fund or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, the subadvisers or the distributor of the fund.

The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Fuller, an “interested person” of the fund, as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustees’ fees based upon asset size. The fund currently pays each of the Independent Trustees its pro rata share of: an annual fee of $120,000, plus $20,000 for each regularly scheduled Board meeting attended in person, and $1,000 for each telephonic Board meeting in which that Trustee participates. The Chairman of the Board receives an additional $25,000 per year, the Chair of the Audit Committee receives an additional $15,000 per year and the Chairs of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $12,500 per year. Other members of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $10,000 per year. Effective January 1, 2013, the Trustee designated as the fund’s audit committee financial expert (as defined in the instructions to Item 3 of Form N-CSR) receives an additional $10,000 per year.

Officers of the Trust receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

Information regarding compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from the Fund(2) ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses ($)	Total Compensation from Fund Complex Paid to Trustee(3) ($)	Number of Portfolios in Fund Complex Overseen by Trustee(2)
Independent Trustees
Paul R. Ades	21	None	210,000	52
Andrew L. Breech	21	None	212,500	52
Dwight B. Crane	23	None	235,000	52

51

Name of Trustee	Aggregate Compensation from the Fund(2) ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses ($)	Total Compensation from Fund Complex Paid to Trustee(3) ($)	Number of Portfolios in Fund Complex Overseen by Trustee(2)
Frank G. Hubbard	21	None	210,000	52
Howard J. Johnson	23	None	225,000	52
Jerome H. Miller	21	None	210,000	52
Ken Miller	21	None	210,000	52
John J. Murphy	21	None	210,000	52
Thomas F. Schlafly	21	None	212,500	52
Jerry A. Viscione	22	None	212,500	52
Interested Trustee
R. Jay Gerken(1)	None	None	None	161
Kenneth D. Fuller(1)	None	None	None	151

(1)

Mr. Gerken retired as a Trustee effective May 31, 2013, and Mr. Fuller became a Trustee effective June 1, 2013. Mr. Gerken was not compensated for his services as a Trustee, and Mr. Fuller will not be compensated for such services, because of their affiliations with the manager.

(2)	Information is for the fiscal year ending January 31, 2013, except for Mr. Fuller, for whom the information is shown as of March 31, 2013.
(3)	Information is for the calendar year ended December 31, 2012.

As of May 3, 2013, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the fund.

To the knowledge of the fund, as of May 3, 2013, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the following classes of the fund:

Class	Name and Address	Percent of Ownership (%)
Class A	LEGG MASON INC ATTN BRIAN EMRICK 100 INTERNATIONAL DR FL 10 BALTIMORE MD 21202-4673	99.89%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the fund, pursuant to an investment management agreement (the “Management Agreement”). LMPFA provides administrative and certain oversight services to the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. As of March 31, 2013, LMPFA’s total assets under management were approximately $214.7 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $664.6 billion.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision; furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objective, policies and restrictions; and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory arrangements, as described below.

52

The manager performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement is not assignable by the Trust except with the consent of the manager. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement, LMPFA receives an investment management fee that is calculated daily and payable monthly at the annual rate of 0.45% of the fund’s average daily net assets.

For the period from June 29, 2012 to January 31, 2013, the fund paid management fees to LMPFA as follows:

For the period ended	Gross Management Fees ($)	Management Fees Waived/Expense Reimbursements ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
January 31, 2013	11,122	11,122	0

Subadvisory Arrangements

Legg Mason Global Asset Allocation, LLC (“LMGAA”) is responsible for implementation of the fund’s overall asset allocation and the Dynamic Risk Management strategy. LMGAA serves as a subadviser to the fund pursuant to a subadvisory agreement with the manager (the “LMGAA Subadvisory Agreement”). LMGAA has offices at 620 Eighth Avenue, New York, New York 10018 and provides asset allocation advisory services to mutual funds and Section 529 plans. As of March 31, 2013, LMGAA’s total assets under management were approximately $9.3 billion.

Western Asset Management Company (“Western Asset”) is responsible for the Event Risk Management strategy and manages the fund’s cash and short-term instruments. Western Asset serves as a subadviser to the fund pursuant to a subadvisory agreement with the manager (the “Western Asset Subadvisory Agreement” and together with the LMGAA Subadvisory Agreement, the “Subadvisory Agreements”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $459.4 billion.

53

LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $664.6 billion.

Under the Subadvisory Agreements, subject to the supervision and direction of the Board and the manager, LMGAA and Western Asset will manage the fund’s portfolio in accordance with the fund’s stated investment objective and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities and employ professional portfolio managers and securities analysts who provide research services to the fund.

The Subadvisory Agreements will continue in effect for their initial terms and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate a Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to LMGAA or Western Asset. LMGAA and Western Asset may terminate a Subadvisory Agreement, as applicable, on 90 days’ written notice to the fund and the manager. The Subadvisory Agreements be terminated upon the mutual written consent of the manager and LMGAA or Western Asset, as applicable. The Subadvisory Agreements will terminate automatically in the event of assignment (as defined in the 1940 Act) by LMGAA or Western Asset, as applicable, and shall not be assignable by the manager without the consent of LMGAA or Western Asset, as applicable.

LMGAA receives a fee from the manager of 0.15% of the average daily net assets of the fund, calculated daily and payable monthly. Western Asset receives a fee from the manager of 0.10% of the average daily net assets of the fund, plus 0.02% of the portion of the fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, calculated daily and payable monthly.

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of January 31, 2013.

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Steven Bleiberg	Registered investment companies	20	2.3 billion	None	None

	Other pooled investment vehicles	39	3.3 billion	None	None

	Other accounts	None	None	None	None

54

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Y. Wayne Lin	Registered investment companies	20	2.3 billion	None	None

	Other pooled investment vehicles	None	None	None	None

	Other accounts	None	None	None	None

Patricia Duffy	Registered investment companies	20	2.1 billion	None	None

	Other pooled investment vehicles	None	None	None	None

	Other accounts	None	None	None	None

Stephen A. Walsh*	Registered investment companies	99	192.9 billion	None	None

	Other pooled investment vehicles	230	99.1 billion	5	780 million

	Other accounts	712	169.1 billion	65	15.9 billion

Prashant Chandran	Registered investment companies	2	1.3 million	None	None

	Other pooled investment vehicles	5	190 million	1	120 million

	Other accounts	1	160 million	None	None

S. Kenneth Leech*	Registered investment companies	10	3.1 billion	None	None

	Other pooled investment vehicles	23	11.8 billion	1	140 million

	Other accounts	47	17.8 billion	6	2.6 billion

*	It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time.

Portfolio Manager Compensation—LMGAA

LMGAA investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

The level of incentive compensation is determined by the senior management of Legg Mason and is awarded on a discretionary basis. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned; however, senior management considers a number of factors when determining compensation, including (but not limited to) the performance of LMGAA’s funds relative to their benchmarks and to their relevant peer groups over a 1, 3 and 5-year period.

55

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with LMGAA, and 50% may be received in the form of Legg Mason restricted stock shares.

Portfolio Manager Compensation—Western Asset

With respect to the compensation of portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, Western Asset’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. Western Asset may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest—LMGAA

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

LMGAA and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for LMGAA and the individuals that each employs. For example, the manager and LMGAA each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. LMGAA also seeks to minimize these effects by limiting its advisory services generally to asset allocation and manager or fund selection advisory services. The manager and LMGAA have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by LMGAA and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally

56

attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

Conflicts of Interest—Western Asset

The manager, Western Asset and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, Western Asset and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for the fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment

57

opportunity. Additionally, Western Asset may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide Western Asset with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or Western Asset’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

58

Portfolio Manager Securities Ownership

The table below identifies ownership of the fund’s securities by the portfolio managers as of January 31, 2013.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Steven Bleiberg	None
Y. Wayne Lin	None
Patricia Duffy	None
Stephen A. Walsh*	None
Prashant Chandran	None
S. Kenneth Leech*	None

*	It is anticipated that Mr. Walsh will step down as a member of the fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the fund’s portfolio management team at that time.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and any legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such waived fees and/or reimbursed expenses are described in the fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to

59

a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense cap, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously waived or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense cap shown in the fund’s Prospectus. In no case will the manager recapture any amount that would result, on any particular fund business day, in the fund’s total annual operating expenses exceeding the expense cap.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the fund’s sole and exclusive distributor pursuant to a written agreement dated August 5, 2010 (the “distribution agreement”).

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares.

The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees who are not parties to such agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from the fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by the fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

60

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with the fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for the fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for the fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

The fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, the fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to

61

recommend or sell shares of the fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from the fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of the fund.

Initial Sales Charge

The aggregate dollar amounts of initial sales charge on Class A shares received by LMIS were as follows:

Class A Shares

For the following period:

LMIS ($)
Period from June 29, 2012 to January 31, 2013	0

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A shares received and retained by LMIS were as follows:

Class A Shares

For the following period:

LMIS ($)
Period from June 29, 2012 to January 31, 2013	0

Shareholder Services and Distribution Plan

The Trust, on behalf of the fund, has adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C, Class FI and Class R shares. Under the 12b-1 Plan, the fund pays distribution fees to LMIS for the services it provides and expenses it bears with respect to the distribution of Class C and Class R shares and service fees for Class A, Class C, Class FI and Class R shares. The distributor will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class C, Class FI and Class R shares. In addition, the fund pays distribution fees with respect to the Class C shares at the annual rate of 0.75% of the fund’s average daily net assets attributable to each such class and with respect to the Class R shares at the annual rate of 0.25% of the fund’s average daily net assets attributable to such class.

Fees under the 12b-1 Plan may be used to make payments to the distributor for distribution services, Service Agents and other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A and Class C investors.

62

The 12b-1 Plan permits the fund to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the distributor and others until the 12b-1 Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for the fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph “Qualified Trustees”). The Qualified Trustees, in the exercise of their business judgment in the best interests of the shareholders of the fund and each class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the fund and the distributor provide to the Board and the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the fund’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, the distributor acts as an agent of the fund in connection with the offering of shares of the fund pursuant to the distribution agreement.

Dealer reallowances, if any, are described in the fund’s Prospectus.

The following service and distribution fees were incurred by the fund pursuant to the 12b-1 Plan during the period from June 29, 2012 to January 31, 2013:

Class A	$6,179

Distribution expenses incurred by LMIS during the period from June 29, 2012 to January 31, 2013 for compensation to Service Agents, printing costs of prospectuses and marketing materials are expressed in the following table.

	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Current Expenses ($)
Class A	6,136	0	0	0	6,136

63

No information is presented for Class C, Class FI or Class R shares because no shares of those classes were outstanding during the period from June 29, 2012 to January 31, 2013.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the fund’s transfer agent. Under the transfer agency agreement with BFDS, BFDS maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with BFDS with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with BNY, BNY maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust and the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending January 31, 2014.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, the manager, LMGAA, Western Asset and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the

64

best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility. Copies of the codes of ethics of the fund, the manager, LMGAA, Western Asset and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has delegated proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to LMGAA through its contract with LMGAA. LMGAA will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of LMGAA to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from LMGAA and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. Western Asset does not invest in voting securities for the fund.

LMGAA’s proxy voting policies and procedures govern in determining how proxies relating to the fund’s portfolio securities are voted, a copy of which is attached as Appendix B to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the fund’s Prospectus for a discussion of which classes of shares of the fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class C, Class FI, Class R, Class I or Class IS shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s Prospectus.

There are minimum investment requirements of $1,000 for initial investments and $50 for subsequent investments for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA or its affiliates (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current

65

employees of Legg Mason and its affiliates, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the fund’s transfer agent in accordance with their agreed-upon procedures. Payment must be made with the purchase order.

Class I Shares. The following persons are eligible to purchase Class I shares of the fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or the transfer agent. The Systematic Investment Plan authorizes the distributor to apply cash held in the shareholder’s brokerage account to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the fund’s Prospectus.

Members of the selling group may receive a portion of the sales charge as described in the Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012), you will pay a contingent deferred sales charge of 1.00%.

66

The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, Class R, Class I and Class IS Shares. Class FI, Class R, Class I and Class IS shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS; and

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

67

Accumulation Privilege—allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—Helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13 month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your Asset Level Goal.

68

The eligible funds may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

69

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class C shares and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012). Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

70

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), that are authorized by the distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable fund sold by the distributor, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors. Under the Grandfathered Retirement Program, Class C shares of the fund may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market funds sold by the distributor equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent.

Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the NAV per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class C, Class FI, Class R, Class I and Class IS shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the NAV per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge, however, is imposed on certain redemptions of Class C shares, and on Class A shares when purchased in amounts equaling or exceeding $1,000,000.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the NAV of a share of the fund as of January 31, 2013.

Class A (based on an NAV of $10.86 and a maximum initial sales charge of 5.75%)	$11.52

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the

71

markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. The Withdrawal Plan will be carried over on exchanges between funds sold by the distributor or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at NAV in additional shares of the fund.

For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Legg Mason Institutional Funds Systematic Withdrawal Plan

Certain shareholders of Class FI, Class I or Class IS shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests

72

must be made in writing to the fund or a Service Agent to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the fund or a Service Agent. The fund, its transfer agent and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Redemptions in Kind

If the fund’s manager determines that it would not be in the best interests of the fund’s remaining shareholders to make a redemption payment wholly in cash, the fund may honor a redemption request by delivering portfolio securities to a shareholder to pay all or a portion of the redemption proceeds. However, the fund will not use securities to satisfy any request for redemption, or combination of requests from the same shareholder in any 90-day period, if the total redemption amount does not exceed $250,000 or 1% of the net assets of the fund, whichever is less. When a redemption is paid “in kind,” the securities distributed to the redeeming shareholder will be valued in accordance with the procedures described under “Share price” in the fund’s Prospectus. Because a redemption in-kind may be used during times when the markets experience increased illiquidity, these valuation methods may include fair value estimations and a shareholder may have difficulty selling those securities at the valuation price. A shareholder receiving securities from the fund may incur costs in holding and when subsequently selling those securities, and the market price of those securities will be subject to fluctuation until they are sold. The fund will not use securities to pay redemptions by LMIS or other affiliated persons of the fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the distributor. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class FI, Class R, Class I and Class IS Exchanges. Class A, Class FI, Class R, Class I and Class IS shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders

73

with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The NAV per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class will differ. Please see the Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, LMGAA is responsible for implementation of the fund’s overall asset allocation and the Dynamic Risk Management strategy. Western Asset is responsible for the Event Risk Management strategy and manages the cash and short-term instruments of the fund.

The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents. The fund will pay a spread or commission in connection with such transactions. Commissions are negotiated with brokers on such transactions. The aggregate brokerage commissions paid by the fund for the most recent period are set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Subadvisory Agreements, each of LMGAA and Western Asset is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of LMGAA and Western Asset in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

74

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the fund and/or the other accounts over which LMGAA, Western Asset or their affiliates exercise investment discretion. Each of LMGAA and Western Asset is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if LMGAA or Western Asset determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists LMGAA or Western Asset in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to LMGAA or Western Asset in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that LMGAA, Western Asset and their affiliates have with respect to accounts over which they exercise investment discretion. LMGAA and Western Asset may also have arrangements with brokers pursuant to which such brokers provide research services to LMGAA or Western Asset in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, neither LMGAA nor Western Asset believes that the receipt of such brokerage and research services significantly reduces its expenses as subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to LMGAA and Western Asset by brokers that effect securities transactions for the fund may be used by LMGAA and Western Asset in servicing other investment companies and accounts which each manages. Similarly, research services furnished to LMGAA and Western Asset by brokers that effect securities transactions for other investment companies and accounts which LMGAA and Western Asset manage may be used by LMGAA and Western Asset in servicing the fund. Not all of these research services are used by LMGAA and Western Asset in managing any particular account, including the fund.

For the period from June 29, 2012 to January 31, 2013, the fund did not pay any commissions to brokers that provided research services.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Aggregate Brokerage Commissions Paid

For the period from June 29, 2012 to January 31, 2013, the fund paid aggregate brokerage commissions as set forth in the table below.

Aggregate Brokerage Commissions Paid ($)
Period from June 29, 2012 to January 31, 2013	98

For the period from June 29, 2012 to January 31, 2013, the fund did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of LMGAA’s and Western Asset’s other clients. Investment decisions for the fund and for LMGAA’s

75

and Western Asset’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by LMGAA or Western Asset occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

At January 31, 2013, the fund did not hold any securities issued by its regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

76

Set forth below is a list, as of March 31, 2013, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent).	Daily	None
A.S.A.P. Advisor Services, Inc.	Quarterly	8-10 Days after Quarter-End
Bloomberg L.P.	Quarterly	Sent 6 Business Days after Quarter-End
Lipper Analytical Services Corp.	Quarterly	Sent 6 Business Days after Quarter-End
Morningstar	Quarterly	Sent 8-10 Days after Quarter-End
Institutional Shareholder Services (Proxy Voting Services)	As necessary	None
Thomson/Vestek	Daily	None
FactSet	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protegent (formerly Dataware)	Daily	None
ITG	Daily	None
The Northern Trust Company	Daily	None
Middle Office Solutions, LLC	Daily	None
NaviSite, Inc.	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan Associates	Quarterly	Sent 8-10 Days after Quarter-End
Mercer LLC	Quarterly	Sent 8-10 Days after Quarter-End
eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter-End
Rogerscasey	Quarterly	Sent 8-10 Days after Quarter-End
Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter-End
Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter-End
Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter-End
Prima Capital	Quarterly	Sent 8-10 Days after Quarter-End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Quantitative Services Group	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
Electra Information Systems	Daily	None

77

Recipient	Frequency	Delay Before Dissemination
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter-End
Broadridge	Daily	None
DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month-End
Interactive Data Corp	Daily	None
Citigroup Global Markets Inc	Daily	None
Glass Lewis & Co	Daily	None
Fidelity	Quarterly	5 Business Days

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

78

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or a subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

THE TRUST

The fund is a series of Legg Mason Partners Equity Trust (referred to in this section as the “trust”), a Maryland statutory trust. The certificate of trust was filed with the State of Maryland on October 4, 2006.

A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of a trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the trust vote together, except where required by the 1940 Act to vote

79

separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or employees of the trust, or that limits the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation, or as the trustees otherwise decide.

Small Accounts

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or

80

class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person, other than the trust or its shareholders, in connection with the affairs of the trust. Each trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the trust. All actions and omissions of trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The declaration limits a trustee’s liability to the trust or any shareholder to the full extent permitted under current Maryland law by providing that a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board or of a committee of the Board, lead independent trustee or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the trustees. The declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the declaration. The declaration also requires that in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent trustees determines that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action

81

was not consistent with the standard of performance required of the trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the trust in connection with the consideration of the demand if, in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund are obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies (including the underlying funds and many ETFs), U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

The fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the fund fails one of these tests and does not timely cure the failure, the fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income.

82

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Underlying fund investments in partnerships, including in qualified publicly traded partnerships, may result in an underlying fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that the fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain plus or minus certain adjustments) and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation tax rates on any taxable income or gains that it does not distribute to its shareholders.

Distributions received by the fund from an underlying fund attributable to the underlying fund’s investment company taxable income including short-term capital gains are taxable as dividend income to the fund. Distributions received by the fund from an underlying fund attributable to the excess of the underlying fund’s net long-term capital gain over its net short-term capital loss and that are properly reported as “capital gain dividends” are taxable as long-term capital gain to the fund, regardless of how long the fund has held the underlying fund’s shares. Upon the redemption or other disposition by the fund of shares of any underlying fund, the fund will realize a capital gain or loss which will be long-term or short-term, generally depending upon the fund’s holding period for the shares.

Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the fund.

There were no capital loss carryforwards for the fiscal year ended January 31, 2013.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term and including capital gain dividends from the underlying funds) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund failed to qualify as a regulated investment company under the Code or failed to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s earnings and profits. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

83

Each underlying fund intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an underlying fund qualifies as a regulated investment company and timely distributes all of its taxable income, the underlying fund generally will not pay any U.S. federal income or excise tax. The underlying funds are subject to the same asset diversification and income distribution requirements applicable to the fund. The tax treatment of the transactions outlined with respect to the underlying funds also applies to the fund.

The fund or an underlying fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), including the fund’s investments in the Event Risk Management strategy, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by such fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer realized losses. If the fund or an underlying fund were to engage, in particular, in short sales of futures, of ETFs, or of other positions related to the fund’s long-term investments, such transactions may result in straddles, constructive sales of “appreciated financial positions” (described below), and in the suspension of holding periods for purposes of long-term capital gains, for qualified dividend income, for foreign tax credits and for other purposes. These rules could therefore affect the character, amount and timing of distributions to the fund and thus to the shareholders. These provisions also (a) will require the fund or an underlying fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund or an underlying fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on a fund, the fund or an underlying fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund and each underlying fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund or the underlying fund as a regulated investment company.

Investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indexes, are subject to special tax rules. All section 1256 contracts held at the end of a taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held.

As a result of entering into swap contracts, the fund or an underlying fund may make or receive periodic net payments. The fund or an underlying fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, income or loss may be required to be currently recognized with respect to future payments on such swaps with a possible election under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

The fund or an underlying fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market or constructive sale rules or rules applicable to PFICs (as defined below), or partnerships, trusts in which the fund invests, certain options, futures or forward contracts, or

84

“appreciated financial positions,” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount.

The fund or an underlying fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In certain situations, the fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund’s hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a fund for more than one year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into. Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an “appreciated financial position” in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. For this purpose, an appreciated financial position is defined generally to mean any position (defined as any interest, including a futures or forward contract, short sale or option) with respect to stocks, debt instruments, or partnership interests where there would be gain if such position is sold, assigned or otherwise terminated at its fair market value. The term appreciated financial position, however, does not apply generally to a position with respect to certain debt instruments or a position which is marked to market.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by a fund will reduce the return from the fund’s investments.

If more than 50% of the value of a fund’s assets at the close of its taxable year consists of stocks or securities of foreign corporations or interests in other regulated investment companies, that fund may elect for U.S. federal income tax purposes to treat certain foreign taxes paid by it as paid by its shareholders (including the fund) that own its shares. Such a fund would then be required to include its proportionate share of the electing fund’s foreign income and related foreign taxes in income even if the fund does not receive the amount representing foreign taxes. The fund may invest in some underlying funds that expect to be eligible to make the above-described election. If so, the fund may, in turn, make a corresponding election to treat the foreign taxes as paid by its shareholders. Maximum holding period requirements apply. Accordingly, the shareholders of the fund may have an option of claiming a foreign tax credit or deduction for foreign taxes paid by the underlying funds.

85

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the underlying fund were to elect otherwise.

Tax Credit Bonds. If a fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the fund’s taxable year, and the fund satisfies the minimum distribution requirement, the fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If the fund were to make an election, a shareholder of the fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Passive Foreign Investment Companies. If a fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If a fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, such fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the fund, that fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the IRS. By making the election, such fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the fund, that fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

86

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. The maximum long term capital gain income tax rate is 15% for noncorporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above those amounts that is net long-term capital gain or qualified dividend income. Such distributions will not be eligible for the dividends-received deduction. All other dividends (including dividends from short-term capital gains) of the fund from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income and cannot be offset by capital losses.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a real estate investment trust or another regulated investment company (such as an underlying fund) generally are qualified dividend income only to the extent the

87

dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

The fund in which you are a shareholder or your Service Agent will send you information after the end of each year setting forth the amount of dividends paid by the fund that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

If an underlying fund derives dividends from domestic corporations, a portion of the income distributions of the fund that invests in that underlying fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify. The dividends received deduction is reduced to the extent the shares of the corporation paying the dividend, the shares of the underlying fund or the shares of the fund receiving the dividends are treated as debt-financed under U.S. federal income tax law and is eliminated if either the shares of the corporation paying the dividend, the shares of the underlying fund or the shares of the fund receiving the dividends are deemed to have been held by the underlying fund, the fund or the shareholders, as the case may be, for less than a minimum period, generally 46 days, during a prescribed period with respect to each dividend.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the

88

fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then by January 31 of the year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Under current law, the fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the fund from real estate investment trusts, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To the fund’s shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the fund to be subject to tax if certain “disqualified organizations,” as defined by the Code, are fund shareholders. If a charitable remainder annuity trust or charitable remainder unitrust (each as defined by Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.

Medicare Tax. Beginning in 2013, a 3.8 percent Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

The fund, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. (For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.)

A shareholder may instruct the fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent

89

should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their account.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of stocks or securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For taxable years beginning before January 1, 2014, properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from

90

obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2014, distributions that the fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the fund on or before December 31, 2013 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a foreign shareholder from the fund and redemptions of a foreign shareholder’s interest in the fund attributable to a REIT’s distribution to the fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels. The rule with respect to distributions and redemptions attributable to a REIT’s distribution to the fund will not expire for taxable years beginning on or after January 1, 2014.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the fund will be required to withhold 30% of certain ordinary dividends it pays after December 31, 2013, and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service (“IRS”) in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or

91

deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The IRS has indicated that an FFI that is subject to the information sharing requirement will need to ensure that it will be identified as FATCA-compliant in sufficient time to allow the fund to refrain from withholding beginning on January 1, 2014. A non-U.S. entity that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described here. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, including the applicability of non-U.S. taxes.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities as of January 31, 2013, including the Schedule of Investments as of January 31, 2013, Statement of Operations for the period from June 29, 2012 to January 31, 2013, Statements of Changes in Net Assets for the period from June 29, 2012 to January 31, 2013, Financial Highlights for the period from June 29, 2012 to January 31, 2013 and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are incorporated by reference into this SAI (filed on March 25, 2013; Accession Number 0001193125-13-124387).

92

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s, Standard & Poor’s and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

A-1

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

A-2

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long-or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

A-3

Description of Standard & Poor’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

A-4

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

A-5

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-6

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

A-7

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

A-8

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

A-9

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

A-10

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

A-11

LEGG MASON GLOBAL ASSET ALLOCATION, LLC

Proxy Voting Policy and Procedures

March 2012

I.	TYPES OF ACCOUNTS FOR WHICH LMGAA VOTES PROXIES

II.	GENERAL GUIDELINES

III.	HOW LMGAA VOTES

IV.	PROXY VOTING FOR FUNDS OF FUNDS

V.	PROXY VOTING WITH RESPECT TO EXCHANGE-TRADED FUND SHARES

VI.	CONFLICTS OF INTEREST PROCEDURES

VII.	OTHER CONSIDERATIONS

VIII.	DISCLOSURE OF PROXY VOTING

IX.	RECORDKEEPING AND OVERSIGHT

B-1

LEGG MASON GLOBAL ASSET ALLOCATION, LLC

Proxy Voting Policy and Procedures

I. TYPES OF ACCOUNTS FOR WHICH LMGAA VOTES PROXIES

Legg Mason Global Asset Allocation, LLC (“LMGAA” or “we”) provides investment advisory services consisting primarily of asset allocation and manager or fund selection advisory services to clients as an adviser to a “Fund of Funds,” as an adviser to a Section 529 college savings plan (“529 Plan”) or as a “Manager of Managers.”

“Fund of Funds” clients include U.S. registered investment companies advised by LMGAA that invest in shares of U.S. registered investment companies (“Underlying Funds”). 529 Plans advised by LMGAA also invest in shares of Underlying Funds. Any proxy voting with respect to shares of Underlying Funds held by a Fund of Funds or a 529 Plan, for which LMGAA acts as an adviser or sub-adviser with the power to vote proxies, is subject to this Proxy Voting Policy and Procedure.

LMGAA advises other clients through manager of manager arrangements in which the various segments of each client’s multi-style investment portfolio are individually managed by a number of investment advisers (“Underlying Advisers”). As a manager of managers, LMGAA determines asset allocations to each Underlying Adviser, and LMGAA generally does not advise the client or otherwise make recommendations with respect to the purchase, holding or disposition of shares of individual securities. With respect to such manager of manager arrangements, LMGAA generally does not exercise any proxy voting authority with respect to the securities of individual corporate issuers held in the client’s portfolio. Such authority is reserved or delegated to the Underlying Advisers which have investment authority over such securities. For any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such proxy voting authority is reserved or delegated to the Underlying Advisers unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary.

In the case of certain manager of manager client accounts, LMGAA may provide investment advisory services with respect to securities of individual corporate issuers as the manager of a portfolio sleeve (“LMGAA Managed Portfolio Sleeve”). If LMGAA has proxy voting authority with respect to such individual securities, its exercise of such authority will be subject to this Proxy Voting Policy and Procedure.

In connection with a transition from one Underlying Fund or Underlying Adviser to another, a client may temporarily hold a basket of securities (e.g., due to an Underlying Fund’s satisfaction of a redemption out of such fund on an in-kind basis) during the transition period. In such event, LMGAA will seek to liquidate the securities received as soon as practicable unless the successor Underlying Fund or the successor Underlying Adviser indicates that it is willing to accept such securities. LMGAA does not seek to vote proxies with respect to such securities (should one or more proxy record dates happen to fall within a transition period) because of the transitory nature of LMGAA’s holdings of such securities and the scope of LMGAA’s responsibilities with respect to such securities.

These policies and procedures are intended to fulfill applicable requirements imposed on LMGAA by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and ERISA, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

B-2

III. HOW LMGAA VOTES

A.	Underlying Funds

LMGAA has determined that proxy voting with respect to shares of Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that LMGAA has proxy voting authority with respect to shares of Underlying Funds, LMGAA shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth in Section II.

LMGAA’s proxy voting authority on behalf of a Fund of Funds with respect to shares of Underlying Funds advised by LMGAA’s affiliates is subject to the provisions of Section IV. LMGAA’s proxy voting authority on behalf of client accounts with respect to shares of exchange-traded funds (“ETFs”) is subject to the provisions of Section V.

B.	Individual Securities

In voting proxies with respect to individual securities held in a LMGAA Managed Portfolio Sleeve, LMGAA’s policy is generally to vote in accordance with the recommendations of Risk Metrics Group’s ISS Governance Services unit (“ISS”), a recognized authority on proxy voting and corporate governance. In instances where ISS has not made any recommendations with respect to a proxy issue, LMGAA will generally vote in accordance with ISS’s proxy voting guidelines. Attached is a concise summary of ISS’s standard proxy voting guidelines relating to domestic proxies.

LMGAA is not required to follow ISS’s recommendations, and retains full responsibility for voting proxies in accordance with the general principles described in Section II. An individual portfolio manager or investment team may vote contrary to ISS’s recommendation on a proxy issue or contrary to ISS’s general proxy voting guidelines if they believe such a contrary vote to be in clients’ best interests. Different portfolio managers and investment teams may vote differently on the same issue, depending upon their respective assessments of clients’ best interests.

IV. PROXY VOTING FOR FUNDS OF FUNDS

With respect to proxy voting for any Fund of Funds investing in Underlying Funds advised by LMGAA’s affiliates, proxies for the shares of any such Underlying Fund generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such Underlying Fund. LMGAA may vote such proxies in accordance with other voting procedures approved by the Proxy Voting Committee (see Appendix C), provided such procedures comply with applicable law and/or regulatory requirements.

V. PROXY VOTING WITH RESPECT TO EXCHANGE-TRADED FUND SHARES

With respect to proxy voting of shares of an Underlying Fund that is an ETF advised by an adviser which is unaffiliated with LMGAA, LMGAA will vote such proxies in accordance with the general fiduciary principles set forth in Section II; provided that LMGAA will vote such proxies in accordance with an echo voting procedure to the extent required by LMGAA’s Section 12(d)(1) Procedures. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth in Section II, and such procedures are subject to review by the Proxy Voting Committee.

VI. CONFLICTS OF INTEREST PROCEDURES

In furtherance of LMGAA’s goal to vote proxies in the best interests of its clients, LMGAA follows procedures designed to identify and address material conflicts that may arise between LMGAA’s interests and those of its clients before voting proxies relating to shares of Underlying Funds or individual securities. The conflicts of interest procedures set forth in this Section VI do not apply to proxy voting for a Fund of Funds with

B-3

respect to shares of an Underlying Fund advised by LMGAA or one of its affiliates given the voting protocol for Funds of Funds set forth in Section IV. The conflicts of interest procedures set forth in this Section VI do apply to Section 529 Plans.

A.	Procedures for Identifying Conflicts of Interest

LMGAA relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	The policy memorandum attached hereto as Appendix A shall be distributed periodically to LMGAA employees by LMGAA’s Chief Compliance Officer (“CCO”). The policy memorandum alerts LMGAA employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of LMGAA with respect to voting proxies relating to investment companies and individual securities on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of LMGAA’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of LMGAA’s CCO.

2.	LMGAA shall bring all proxies relating to investment companies for which LMGAA or an affiliate serves as the sponsor, manager, adviser or sub-adviser (“Affiliated Funds”) to the attention of the Proxy Voting Committee (see Appendix B) for a conflicts of interest review.

3.	LMGAA shall maintain an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of LMGAA’s annual revenues. LMGAA shall bring all proxies relating to securities issued by such a client to the attention of the Proxy Voting Committee (see Appendix B) for a conflicts of interest review.

4.	As a general matter, LMGAA takes the position that relationships between a non-LMGAA Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-LMGAA Legg Mason affiliate) do not present a conflict of interest for LMGAA in voting proxies with respect to such issuer because LMGAA operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between LMGAA and certain other Legg Mason business units. As noted above, LMGAA employees are under an obligation to bring conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-LMGAA Legg Mason officer or employee to influence proxy voting by LMGAA, to the attention of LMGAA’s CCO.

5.	On the basis of information gathered pursuant to paragraphs A.1-A.3 above, LMGAA’s CCO shall maintain an up to date list of Underlying Funds and individual securities with respect to which LMGAA has a potential conflict of interest in voting proxies on behalf of client accounts. LMGAA shall not vote proxies on behalf of clients relating to investment companies or individual securities where a potential conflict of interest has been identified until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this Section VI.B & C below.

B.	Procedures for Assessing Materiality of Conflicts of Interest

1.	LMGAA shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such LMGAA personnel as are designated from time to time. The current members of the Proxy Voting Committee are set forth on Appendix B hereto.

2.	All conflicts of interest identified pursuant to the procedures outlined in Section VI.A. must be brought to the attention of the Proxy Voting Committee by LMGAA’s CCO for resolution. A proxy issue relating to an individual security that will be voted in accordance with ISS’s recommendation or in accordance with ISS’s general proxy voting guidelines generally does not need to be brought to the attention of the Proxy Voting Committee for a conflict of interest review because LMGAA’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with ISS’ recommendation or general proxy voting guidelines.

B-4

3.	The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, LMGAA’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. LMGAA’s CCO shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

4.	If it is determined by the Proxy Voting Committee that a conflict of interest is not material, LMGAA may vote proxies on behalf of the client account notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1.	If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted on behalf of a client account. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

(a)	disclosing the conflict to clients and obtaining their instruction as to how to vote;

(b)	voting shares in proportion to how other shareholders have voted (also known as “mirror” or “echo” voting);

(c)	voting in accordance with the recommendation of an independent third party;

(d)	suggesting to clients that they engage another party to vote the proxy on their behalf;

(e)	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

(f)	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

2.	LMGAA’s CCO shall maintain a written record of the conflict and the method used to resolve the material conflict of interest.

D.	Third Party Proxy Voting Firm—Conflicts of Interest

To the extent that LMGAA utilizes a third party proxy voting firm such as ISS to assist LMGAA in voting proxies, the Proxy Voting Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

VII. OTHER CONSIDERATIONS

In certain situations, LMGAA may determine not to vote proxies on behalf of a client because LMGAA believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which LMGAA may determine not to vote proxies on behalf of a client include:

(1) Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, LMGAA will consider and weigh,

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that LMGAA’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

B-5

based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2) Securities on Loan

Certain clients of LMGAA, such as an institutional client or a mutual fund for which LMGAA acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. LMGAA typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, LMGAA will request that the client recall shares that are on loan so that such shares can be voted if LMGAA believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of LMGAA and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VIII. DISCLOSURE OF PROXY VOTING

LMGAA employees may not disclose to others outside of LMGAA (including employees of other Legg Mason business units) how LGMAA intends to vote a proxy absent prior approval from the Compliance Department.

If a LMGAA employee receives a request to disclose LMGAA’s proxy voting intentions to, or is otherwise contacted by, another person outside of LMGAA (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify LMGAA’s CCO.

IX. RECORDKEEPING AND OVERSIGHT

LMGAA shall maintain the following records relating to proxy voting:

—	a copy of these policies and procedures;

—	a copy of each proxy form (as voted);

—	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

—	documentation relating to the identification and resolution of conflicts of interest;

—	any documents created by LMGAA that were material to a proxy voting decision or that memorialized the basis for that decision; and

—	a copy of each written client request for information on how LMGAA voted proxies on behalf of the client, and a copy of any written response by LMGAA to any (written or oral) client request for information on how LMGAA voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of LMGAA.

With respect to each Fund of Funds and LMGAA Managed Portfolio Sleeve for which LMGAA votes proxies, LMGAA shall maintain such records as are necessary to allow such client to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, LMGAA may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

B-6

Appendix A

Memorandum

To:      All Legg Mason Global Asset Allocation, LLC (LMGAA) Employees

From: LMGAA Chief Compliance Officer

Date:

Re:     LMGAA Proxy Voting Policy and Procedures-Conflicts of Interest with respect to Proxy Voting

Legg Mason Global Asset Allocation, LLC (LMGAA) currently has in place a proxy voting policy and procedures designed to ensure that LMGAA votes investment company proxies in the best interest of its clients. Accompanying this memorandum is a copy of LMGAA’s Proxy Voting Policy and Procedures 10/21 2009. The Proxy Voting Policy and Procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser’s fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, LMGAA EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF LMGAA IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE’S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF LMGAA’S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF THE COMPLIANCE DEPARTMENT.

All LMGAA employees must play an important role in helping our organization identify potential conflicts of interest that could impact LMGAA’s proxy voting. LMGAA employees need to (i) be aware of the potential for conflicts of interest on the part of LMGAA in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of LMGAA’s business, and (ii) bring conflicts of interest of which they become aware to the attention of the Compliance Department.

A conflict of interest arises when the existence of a personal or business relationship on the part of LMGAA or one of its employees or special circumstances that arise during the conduct of LMGAA’s business might influence, or appear to influence, the manner in which LMGAA decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a LMGAA employee has a spouse or other close relative who serves as a director or senior executive of an issuer. Another example would be a situation in which there was contact between LMGAA and non-LMGAA personnel in which the non-LMGAA Legg Mason personnel, on their own initiative or at the prompting of a client of a non-LMGAA unit of Legg Mason, tried to exert pressure to influence LMGAA’s proxy vote. Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for LMGAA. You are encouraged to raise and discuss with the Compliance Department particular facts and circumstances that you believe may raise conflict of interest issues for LMGAA.

As described in the Proxy Policy and Procedures, LMGAA has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by the Compliance Department as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted. As described in the Proxy Policies and Procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that LMGAA employees should report all conflicts of interest of which they become aware to the Compliance Department. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

B-7

The obligation of LMGAA employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of the Compliance Department is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the LMGAA employee. Please consult the Compliance Department if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

Appendix B

Proxy Voting Committee Members

Investment Representatives

Steven Bleiberg

Wayne Lin

Legal Representatives

Leonard Larrabee

Thomas Mandia

Compliance Representatives

Fred Jensen

Dahlia Black

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

B-8

2013 U.S. Proxy Voting Summary Guidelines

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

B-9

ISS’ 2013 U.S. Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2013

Published December 19, 2012

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-10

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-11

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-12

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-13

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-14

1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

▶▶▶▶▶

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

▶▶▶▶▶

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

▶▶▶▶▶

Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

▶▶▶▶▶

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

▶▶▶▶▶

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-15

Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include but are not limited to:

•	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

•	The motivation and rationale for establishing the agreements;

•	The quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Vote AGAINST or WTHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

▶▶▶▶▶

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-16

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

▶▶▶▶▶

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

▶▶▶▶▶

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

4.	Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings or who are overextended (i.e., serve on too many boards) may be unable to effectively serve in shareholders’ best interests.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-17

1. Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-18

such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-19

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

¡	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

¡	Specific actions taken to address the issues that contributed to the low level of support;

¡	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-20

2. Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[4] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4.	The board failed to act on takeover offers where the majority of shares are tendered;

2.5.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

[4]	Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

•	The subject matter of the proposal;

•	The level of support and opposition provided to the resolution in past meetings;

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Actions taken by the board in response to its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-21

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

4.1.	Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

¡	Medical issues/illness;

¡	Family emergencies; and

¡	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[6].

▶▶▶▶▶

[5]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
[6]	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-22

2013 ISS Categorization of Directors

1.	Inside Director (I)
1.1.	Current employee or current officer[i] of the company or one of its affiliatesii .
1.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).
1.3.	Director named in the Summary Compensation Table (excluding former interim officers).

2.	Affiliated Outside Director (AO)

Board Attestation

2.1.	Board attestation that an outside director is not independent.

Former CEO/Interim Officer

2.2.	Former CEO of the companyiii,iv.
2.3.	Former CEO of an acquired company within the past five yearsiv.
2.4.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Non-CEO Executives

2.5.	Former officer[i] of the company, an affiliateii or an acquired firm within the past five years.
2.6.	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
2.7.	Officer[i] , former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.
2.9.

Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.

Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliateii of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliateii of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).
2.13.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

2.14.

Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii .

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x] .
2.17.	Founderxi of the company but not currently an employee.
2.18.	Any materialxii relationship with the company.

3.	Independent Outside Director (IO)
3.1.	No materialxii connection to the company other than a board seat.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-23

Footnotes:

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause ISS to deem the founder as an independent outsider.

xii For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-24

Other Board-Related Proposals

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

▶▶▶▶▶

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

▶▶▶▶▶

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

▶▶▶▶▶

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

▶▶▶▶▶

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-25

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

▶▶▶▶▶

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

▶▶▶▶▶

Establish Other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-26

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and

•	The scope and structure of the proposal.

▶▶▶▶▶

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

▶▶▶▶▶

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

¡	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

¡	serves as liaison between the chairman and the independent directors;

¡	approves information sent to the board;

¡	approves meeting agendas for the board;

¡	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

¡	has the authority to call meetings of the independent directors;

¡	if requested by major shareholders, ensures that he or she is available for consultation and direct communication;

•	Two-thirds independent board;

•	Fully independent key committees;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-27

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

¡	Egregious compensation practices;

¡	Multiple related-party transactions or other issues putting director independence at risk;

¡	Corporate or management scandals;

¡	Excessive problematic corporate governance provisions; or

¡	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

▶▶▶▶▶

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

▶▶▶▶▶

Majority Vote Standard for the Election of Directors

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for a plurality vote standard in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-28

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

¡	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

¡	The maximum proportion of directors that shareholders may nominate each year; and

¡	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

▶▶▶▶▶

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

▶▶▶▶▶

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

▶▶▶▶▶

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-29

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

▶▶▶▶▶

Vote-No Campaigns

In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

▶▶▶▶▶

3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

▶▶▶▶▶

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-30

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

▶▶▶▶▶

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

▶▶▶▶▶

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

▶▶▶▶▶

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-31

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

•	Whether the company has the following good governance features:

¡	An annually elected board;

¡	A majority vote standard in uncontested director elections; and

¡	The absence of a poison pill, unless the pill was approved by shareholders.

▶▶▶▶▶

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

▶▶▶▶▶

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

▶▶▶▶▶

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-32

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

▶▶▶▶▶

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

▶▶▶▶▶

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-33

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

▶▶▶▶▶

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

▶▶▶▶▶

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-34

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

▶▶▶▶▶

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[7] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

▶▶▶▶▶

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

[7]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-35

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

▶▶▶▶▶

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

▶▶▶▶▶

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

▶▶▶▶▶

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

▶▶▶▶▶

4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-36

Vote FOR management proposals to eliminate par value.

▶▶▶▶▶

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

¡	The company’s use of authorized shares during the last three years

•	The Current Request:

¡	Disclosure in the proxy statement of the specific purposes of the proposed increase;

¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

¡

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

▶▶▶▶▶

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

¡	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

¡	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-37

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

▶▶▶▶▶

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

▶▶▶▶▶

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

¡	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

¡	Disclosure in the proxy statement of the specific purposes for the proposed increase;

¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

¡

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

¡	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

▶▶▶▶▶

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-38

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

▶▶▶▶▶

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

▶▶▶▶▶

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

▶▶▶▶▶

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

▶▶▶▶▶

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-39

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

▶▶▶▶▶

Restructuring

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

▶▶▶▶▶

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

▶▶▶▶▶

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-40

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

▶▶▶▶▶

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

▶▶▶▶▶

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer—discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues—company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues—change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest—arm’s length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

▶▶▶▶▶

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-41

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

▶▶▶▶▶

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

¡	Are all shareholders able to participate in the transaction?

¡	Will there be a liquid market for remaining shareholders following the transaction?

¡	Does the company have strong corporate governance?

¡	Will insiders reap the gains of control following the proposed transaction?

¡	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

▶▶▶▶▶

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-42

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

▶▶▶▶▶

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

▶▶▶▶▶

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-43

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

▶▶▶▶▶

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

¡

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

¡

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:

¡	The company’s financial condition;

¡	Degree of need for capital;

¡	Use of proceeds;

¡	Effect of the financing on the company’s cost of capital;

¡	Current and proposed cash burn rate;

¡	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•	Control issues:

¡	Change in management;

¡	Change in control;

¡	Guaranteed board and committee seats;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-44

¡	Standstill provisions;

¡	Voting agreements;

¡	Veto power over certain corporate actions; and

¡	Minority versus majority ownership and corresponding minority discount or majority control premium

•	Conflicts of interest:

¡	Conflicts of interest should be viewed from the perspective of the company and the investor.

¡	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

¡	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

▶▶▶▶▶

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

▶▶▶▶▶

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•

Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-45

•

Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential onflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

▶▶▶▶▶

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

▶▶▶▶▶

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-46

•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

▶▶▶▶▶

5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-47

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

¡	Magnitude of pay misalignment;

¡	Contribution of non-performance-based equity grants to overall pay; and

¡	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[8] Alignment:

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment—the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years—i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

[8]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-48

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

¡	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

¡	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-49

¡	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

¡	The company’s response, including:

¡	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

¡	Specific actions taken to address the issues that contributed to the low level of support;

¡	Other recent compensation actions taken by the company;

¡	Whether the issues raised are recurring or isolated;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-50

¡	The company’s ownership structure; and

¡	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

▶▶▶▶▶

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

▶▶▶▶▶

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-51

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-52

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

▶▶▶▶▶

Pay-for-Performance Misalignment—Application to Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote AGAINST the equity plan. Considerations in voting AGAINST the equity plan may include, but are not limited to:

•	Magnitude of pay misalignment;

•	Contribution of non–performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates their burn rate caps.

Burn rate caps are calculated as the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

In the absence of demonstrating reasonable use of equity awards under the first burn rate commitment, companies making consecutive burn rate commitments may not garner support on their proposed equity plan proposals.

Burn Rate Table for 2013

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	2013 Burn Rate Cap*	Mean	Standard Deviation	2013 Burn Rate Cap*
1010	Energy	2.18%	2.39%	4.57%	3.06%	6.95%	*9.46%
1510	Materials	1.63%	1.44%	3.08%	3.05%	5.20%	*8.04%
2010	Capital Goods	1.94%	1.76%	3.70%	2.96%	3.53%	*6.69%
2020	Commercial & Professional Services	2.65%	2.09%	4.74%	3.49%	3.79%	7.28%
2030	Transportation	1.68%	1.53%	3.21%	3.25%	5.80%	*4.88%

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-53

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	2013 Burn Rate Cap*	Mean	Standard Deviation	2013 Burn Rate Cap*
2510	Automobiles & Components	1.79%	1.49%	3.28%	3.41%	4.20%	7.60%
2520	Consumer Durables & Apparel	2.79%	2.04%	4.83%	3.28%	3.73%	7.01%
2530	Consumer Services	2.50%	1.39%	3.88%	2.55%	2.11%	*4.99%
2540	Media	2.99%	2.60%	5.60%	3.25%	3.03%	6.29%
2550	Retailing	2.35%	1.58%	3.93%	3.13%	2.47%	5.61%
3010, 3020, 3030	Consumer Staples	1.62%	1.20%	2.82%	1.93%	2.45%	*5.17%
3510	Health Care Equipment & Services	3.14%	1.95%	5.09%	3.91%	3.13%	*9.92%
3520	Pharmaceuticals & Biotechnology	3.84%	2.86%	6.70%	5.31%	4.86%	*10.58%
4010	Banks	1.26%	1.49%	2.75%	0.92%	1.37%	2.28%
4020	Diversified Financials	4.59%	4.94%	9.53%	4.29%	5.27%	9.56%
4030	Insurance	1.71%	1.32%	3.02%	0.94%	1.44%	2.38%
4040	Real Estate	1.39%	1.86%	3.25%	1.28%	1.81%	3.09%
4510	Software & Services	4.47%	2.79%	7.26%	4.98%	4.35%	*9.58%
4520	Technology Hardware & Equipment	3.53%	2.24%	5.77%	4.02%	4.51%	8.53%
4530	Seminconductor Equipment	4.30%	2.28%	6.58%	5.37%	5.18%	10.55%
5010	Telecommunication Services	2.60%	2.25%	4.85%	5.08%	3.67%	8.75%
5510	Utilities	0.80%	0.49%	*2.00%	2.23%	2.76%	4.99%

*	The cap is generally the Mean + Standard Deviation, subject to minimum cap of 2% (de minimus allowance) and maximum +/- 2 percentage points relative to prior year burn rate cap for same industry/index group.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

▶▶▶▶▶

Liberal Definition of Change in Control

Generally vote AGAINST equity plans if the plan has a liberal definition of change in control (it provides for the acceleration of vesting of equity awards even though an actual change in control may not occur) and the equity awards would automatically vest upon such liberal definition of change-in-control. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-54

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

▶▶▶▶▶

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

▶▶▶▶▶

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

▶▶▶▶▶

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•

Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•

Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

¡	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

¡

The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-55

¡	The general vesting provisions of option grants; and

¡	The distribution of outstanding option grants with respect to the named executive officers;

•

Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn- rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•

Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

▶▶▶▶▶

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

▶▶▶▶▶

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

▶▶▶▶▶

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-56

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

▶▶▶▶▶

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Generally vote FOR proposals to approve or amend executive incentive bonus plans if the proposal:

•	Is only to include administrative features;

•	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);

•	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

•

Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST such proposals if:

•	The compensation committee does not fully consist of independent outsiders, per ISS’ director classification; or

•	The plan contains excessive problematic provisions.

Vote CASE-BY CASE on such proposals if:

•

In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap; or

•

A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-57

control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

▶▶▶▶▶

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the- money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

▶▶▶▶▶

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-58

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

▶▶▶▶▶

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-59

•	Vesting schedule or mandatory holding/deferral period:

—	A minimum vesting of three years for stock options or restricted stock; or

—	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

—	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

—	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

▶▶▶▶▶

Non-Employee Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

▶▶▶▶▶

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

▶▶▶▶▶

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

▶▶▶▶▶

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-60

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

▶▶▶▶▶

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

▶▶▶▶▶

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

▶▶▶▶▶

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-61

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

—	Rigorous stock ownership guidelines;

—	A holding period requirement coupled with a significant long-term ownership requirement; or

—	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

—	Rigorous stock ownership guidelines, or

—	A holding period requirement coupled with a significant long-term ownership requirement, or

—	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-62

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

▶▶▶▶▶

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

▶▶▶▶▶

Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-63

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

▶▶▶▶▶

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

▶▶▶▶▶

Prohibit CEOs from Serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-64

Recoup Bonuses (Clawbacks)

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. ISS will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.

▶▶▶▶▶

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

▶▶▶▶▶

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

▶▶▶▶▶

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-65

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

▶▶▶▶▶

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

▶▶▶▶▶

6. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-66

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

▶▶▶▶▶

Animal Welfare

Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter (Controlled Atmosphere Killing (CAK))

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

▶▶▶▶▶

Consumer Issues

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-67

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

▶▶▶▶▶

Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY CASE on requests for reports on the company’s potentially controversial business or financial practices or products taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

▶▶▶▶▶

Pharmaceutical Pricing, Access to Medicines, Product Reimportation, and Health Pandemics

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-68

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Health Pandemics

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu) on the company’s operations and how the company is responding to the situation, taking into account:

•	The scope of the company’s operations in the affected/relevant area(s);

•	The company’s existing healthcare policies, including benefits and healthcare access; and

•	Company donations to relevant healthcare providers.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

▶▶▶▶▶

Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-69

Tobacco-Related Proposals

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

▶▶▶▶▶

Climate Change and the Environment

Climate Change/Greenhouse Gas (GHG) Emissions

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:

•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-70

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

▶▶▶▶▶

General Environmental Proposals and Community Impact Assessments, Concentrated Area Feeding Operations

General Environmental Proposals and Community Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

Concentrated Area Feeding Operations (CAFOs)

Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and

•	The company publicly discloses company and supplier farm environmental performance data; or

•	The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-71

Energy Efficiency

Generally vote FOR on proposals requesting a company report on its comprehensive energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

▶▶▶▶▶

Facility and Operational Safety/Security

Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

▶▶▶▶▶

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

▶▶▶▶▶

Operations in Protected Areas

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-72

Recycling

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable prescribed by the proposal and the costs and methods of program implementation;

•	The ability of the company to address the issues raised in the proposal; and

•	The company’s recycling programs compared with the similar programs of its industry peers.

▶▶▶▶▶

Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

▶▶▶▶▶

Diversity

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-73

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

▶▶▶▶▶

Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

▶▶▶▶▶

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

▶▶▶▶▶

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

▶▶▶▶▶

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria. The following factors will be considered:

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-74

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

▶▶▶▶▶

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

•

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-75

•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

▶▶▶▶▶

International Issues, Labor Issues, and Human Rights

International Human Rights Proposals

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

▶▶▶▶▶

Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•	The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-76

MacBride Principles

Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:

•	The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;

•	Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;

•

Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or

•	The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

▶▶▶▶▶

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

▶▶▶▶▶

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-77

Workplace Safety

Vote CASE-BY CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The current level of company disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

▶▶▶▶▶

Weapons and Military Sales

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

▶▶▶▶▶

Sustainability

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

▶▶▶▶▶

Water Issues

Vote CASE-BY-CASE on proposals requesting a company report on, or to adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-78

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

▶▶▶▶▶

7. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

▶▶▶▶▶

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

▶▶▶▶▶

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-79

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

▶▶▶▶▶

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

▶▶▶▶▶

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

▶▶▶▶▶

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

▶▶▶▶▶

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-80

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

▶▶▶▶▶

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

▶▶▶▶▶

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

▶▶▶▶▶

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

▶▶▶▶▶

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

¡	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-81

¡	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

▶▶▶▶▶

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

▶▶▶▶▶

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

▶▶▶▶▶

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-82

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

▶▶▶▶▶

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

▶▶▶▶▶

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

▶▶▶▶▶

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

▶▶▶▶▶

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

▶▶▶▶▶

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-83

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

▶▶▶▶▶

8. Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-84

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-85

June 1, 2013

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON INVESTMENT COUNSEL SOCIAL AWARENESS FUND

Class A (SSIAX), Class B (SESIX), Class C (SESLX),

Class FI, Class R, Class R1 and Class I (LMRNX)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectus of Legg Mason Investment Counsel Social Awareness Fund (the “fund”), dated June 1, 2013, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

The fund is a series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland statutory trust. Prior to October 5, 2009, the fund was named “Legg Mason Partners Social Awareness Fund.”

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services — 5th Floor, Stamford, Connecticut 06902, by calling 1-877-721-1926, by sending an e-mail request to prospectus@leggmason.com or by visiting the fund’s website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, diversified management investment company.

The fund’s Prospectus discusses the fund’s investment objective and policies. The following discussion supplements the description of the fund’s investment policies in its Prospectus.

Investment Objective and Principal Investment Strategies

The fund seeks to provide high total return consisting of capital appreciation and current income.

The fund invests primarily in common stocks and other equity securities of U.S. companies. The fund targets a 30% investment (normally between 25% and 35%) in fixed income securities, which are primarily investment grade and may be of any maturity. The fund may also invest a portion of its assets in equity and debt securities of foreign issuers. The fund emphasizes companies that offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries.

There is no guarantee that the fund will achieve its investment objective.

INVESTMENT PRACTICES AND RISK FACTORS

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the fund, which all involve risks of varying degrees.

Social Awareness Criteria

The portfolio managers believe that there is a direct correlation between companies that demonstrate an acute awareness of their impact on the society within which they operate and companies that offer attractive long-term investment potential. The portfolio managers believe that addressing social issues in a positive manner can translate into sound business. For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean-up costs; by maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality management talent and improved productivity; and by becoming more involved in the community, a company can enhance its consumer franchise. The portfolio managers also believe that top quality management teams that successfully balance their companies’ business interests with their social influences can gain long-term competitive advantages, which may result in increased shareholder value and, therefore, make the company’s shares a better investment. The fund is designed to consider both financial and social criteria in all of its investment decisions.

The portfolio managers consider whether, relative to other companies in an industry, a company that meets these investment criteria is also sensitive to social issues related to its products, services, or methods of doing business.

Social factors considered include:

•	Fair and reasonable employment practices

•	Contributions to the general well-being of the citizens of its host communities and countries and respect for human rights

1

•

Efforts and strategies to minimize the negative impact of business activities and to preserve the earth’s ecological heritage with those environmental policies, practices and procedures that are currently acceptable, or are exhibiting improvement

•	Avoidance of investments in companies that:

•	Manufacture nuclear weapons or other weapons of mass destruction

•	Derive more than 5% of their revenue from the production of non-nuclear weaponry

•	Derive more than 5% of their revenue from the production or sales of tobacco

These portfolio restrictions are based on the belief that a company will benefit from its social awareness by enabling it to better position itself in developing business opportunities while avoiding liabilities that may be incurred when a product or service is determined to have a negative social impact. These companies should be better prepared to respond to external demands and ensure that over the longer term they will be able to provide a positive return to both investors and society as a whole.

The portfolio managers use their best efforts to assess a company’s social performance. This analysis is based on present activities, and does not preclude companies solely because of past activities. The portfolio managers monitor the social progress or deterioration of each company in which the fund invests. The Trustees monitor the social awareness criteria used by the fund, and the portfolio managers may, upon approval of the Trustees, change the criteria used to rate the social performance of an issuer without prior notice or approval by shareholders.

While the application of the fund’s social awareness criteria may preclude some companies with strong earnings and growth potential, the portfolio managers believe that there are sufficient investment opportunities among those companies that satisfy the social awareness criteria to meet the fund’s investment objective.

Equity Securities

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that the net asset value (“NAV”) of the fund will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Common Stocks. The fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks include securities issued by limited partnerships, limited liability companies, business trusts and companies organized outside the United States.

Convertible Securities. The fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market

2

value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

Preferred Stock. The fund may invest in preferred stocks. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Holders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Generally, under normal circumstances, preferred stock does not carry voting rights. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Warrants. The fund may invest in warrants, which provide the fund with the right to purchase other securities of the issuer at a later date. The fund has undertaken that its investment in warrants, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants which are not listed on the New York Stock Exchange (the “NYSE”). Warrants acquired by the fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

Warrants are subject to the same market risks as stocks, but may be more volatile in price. Because investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, warrants involve leverage and are considered speculative investments. At the time of issuance of a warrant, the cost is generally substantially less than the cost of the underlying security itself, and therefore, the investor is able to gain exposure to the underlying security with a relatively low capital investment. Price movements in the underlying security are generally magnified in the price movements of the warrant, although changes in the market value of the warrant may not necessarily correlate to the prices of the underlying security. The fund’s investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

Real Estate Investment Trusts. The fund may invest without limitation in shares of real estate investment trusts (“REITs”), which are pooled investment vehicles that invest in real estate or real estate loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage (hybrid) REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A mortgage REIT can make construction, development or long-term mortgage loans, which are sensitive to the credit quality of the borrower. Hybrid REITs combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued

3

by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders and, as a result, an investor is subject to a duplicate level of fees if the fund invests in REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees and borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed income obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans (the interest rates on which are reset periodically) yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for the ability to avoid tax by satisfying distribution requirements under the Code, and failing to maintain exemption from the 1940 Act. Also, the fund will indirectly bear its proportionate share of expenses incurred by REITs in which the fund invests. REITs are also sensitive to factors such as changes in real estate values and property taxes, interest rates, overbuilding and creditworthiness of the issuer.

Investment in Other Investment Company Securities. The fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unregistered investment companies, subject to the limits set forth in the 1940 Act that apply to these types of investments. Investments in other investment companies are subject to the risks of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). Typically, an ETF seeks to track the performance of an index, such as the S&P 500 Index, the NASDAQ-100 Index, the Barclays Treasury Bond Index, or more narrow sector or foreign indexes, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of index-based ETFs tend to closely track the actual NAV of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the

4

ETF. In the future, as new products become available, the fund may invest in ETFs that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs.

The fund may invest in closed-end funds, which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end funds may entail the additional risk that the discount from NAV could increase while the fund holds the shares.

Fixed Income Securities

Issuer Risk. The value of fixed income securities issued by corporations may decline for a number of reasons which directly relate to the issuer such as management performance, financial leverage or reduced demand for the issuer’s goods and services.

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing the fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the fund will suffer from the inability to invest in higher yield securities.

Below Investment Grade Fixed Income Securities. A description of the ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) is set forth in Appendix A. Securities which are rated BBB by S&P or Baa by Moody’s are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below BBB by S&P or Baa by Moody’s are considered to have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force the fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Investment Grade Categories. Fixed income securities rated in the highest four ratings categories for long-term debt by a Nationally Recognized Statistical Rating Organization (“NRSRO”) are considered “investment grade.” Obligations rated in the lowest of the top four ratings (e.g., BBB by S&P or Baa by Moody’s) are considered to have some speculative characteristics. Unrated securities will be considered to be investment grade if deemed by the subadviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuer of such securities are rated BBB/Baa or better.

5

Mortgage-Backed and Asset-Backed Securities. The fund may purchase fixed or adjustable rate mortgage-backed securities (“MBS”) issued by the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae (formally known as the Federal National Mortgage Association) or Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), and other asset-backed securities (“ABS”), including securities backed by automobile loans, equipment leases or credit card receivables. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. The mortgage-backed securities guaranteed by Ginnie Mae are backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the fund having to reinvest proceeds at a lower interest rate. The fund may also purchase collateralized mortgage obligations, which are a type of bond secured by an underlying pool of mortgages, or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

MBS may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. ABS represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest. The fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets. Certain MBS or ABS may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case, the fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Commercial banks, savings and loan institutions, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the subadviser determines that the securities are an appropriate investment for the fund.

When-Issued and Delayed Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the fund may purchase or sell securities on a when-issued or delayed-delivery basis. The fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. In entering into a when-issued or delayed-delivery transaction, the fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

6

Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The fund will at all times maintain in a segregated account at its custodian cash or liquid assets equal to the amount of the fund’s when-issued or delayed-delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the account may have a leveraging effect on the fund’s assets. That is, to the extent that the fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its NAV than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the fund’s payment obligations).

Other Fixed Income Securities. The fund may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Credit Ratings. The fund’s compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by the fund, or if the maturity of a security is extended after purchase by the fund, the subadviser will decide whether the security should be held or sold. Certain MBS or ABS may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case, the fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Zero Coupon Securities. The fund may invest in “zero coupon” securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. The values of these securities may be highly volatile as interest rates rise or fall. In addition, the fund’s investments in zero coupon securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes, a portion of the difference between a zero coupon security’s stated redemption price at maturity and its issue price is taxable income of the fund each year. The value of zero coupon bonds is subject to greater fluctuation in market value in response to changes in market interest rates than bonds of comparable maturity which pay interest currently. Zero coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, the fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Accordingly, for the fund to continue to qualify for tax treatment as a regulated investment company and to avoid income and possibly excise tax, the fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be

7

made from the fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

U.S. Government Securities. The fund may invest in U.S. government securities, which include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government; (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, the fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments. Therefore, the fund will invest in obligations issued by such an instrumentality only if the fund’s subadviser or Western Asset Management Company (“Western Asset”) determines the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Short-Term Investments. When the portfolio managers believe that a defensive investment posture is warranted or when attractive investment opportunities do not exist, the fund may temporarily invest all or a portion of its assets in short-term money market instruments. The money market instruments in which the fund may invest are U.S. government securities, certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and other banking institutions having total assets in excess of $500 million; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. To the extent the fund is investing in short-term investments as a temporary defensive posture, the fund’s investment objective may not be achieved. CDs are short-term negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

Recently enacted legislation will affect virtually every area of banking and financial regulation. The impact of the regulation is not yet known and may not be known for some time. In addition, new regulations to be promulgated pursuant to the legislation could adversely affect the fund’s investments in money market instruments.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency (the “COTC”) and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or

8

domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the COTC and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, Western Asset will carefully evaluate such investments on a case-by-case basis.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund may invest in short-term debt obligations of issuers that at the time of purchase are rated A-2, A-1 or A-1+ by S&P or Prime-2 or Prime-1 by Moody’s or, if unrated, are issued by companies having an outstanding unsecured debt issue currently rated within the two highest ratings of S&P or Moody’s.

Variable Rate Demand Notes. The fund may invest in variable rate master demand notes, which typically are issued by large corporate borrowers providing for variable amounts of principal indebtedness and periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are direct lending arrangements between the fund and an issuer, and are not normally traded in a secondary market. The fund, however, may demand payment of principal and accrued interest at any time. In addition, while variable rate demand notes generally are not rated, their issuers must satisfy the same criteria as those set forth above for issuers of commercial paper. The subadviser will consider the earning power, cash flow and other liquidity ratios of issuers of variable rate demand notes and continually will monitor their financial ability to meet payment on demand.

Derivatives

General. The fund may invest in certain derivative instruments (also called “Financial Instruments”), discussed below, to attempt to hedge its investments, among other things as described in the Prospectus. The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations. In addition to the instruments, strategies and risks described below, the subadviser expects that additional opportunities in connection with Financial Instruments and other similar or related techniques may become available. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other

9

techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with the fund’s investment objective and are permitted by its investment limitations and applicable regulatory authorities. The fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulations are not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of Financial Instruments, may make them more costly, and may limit or restrict their use by the fund.

Each Financial Instrument purchased for the fund is reviewed and analyzed by the subadviser to assess the risk and reward of each such instrument in relation to the fund’s investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the fund.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. In a short hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. In a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security as anticipated, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities may be used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indexes, in contrast, may be used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

(1) Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to enhance returns or manage risk.

(2) When Financial Instruments are used for hedging purposes, the historical correlation between price movements of a Financial Instrument and price movements of the investments being hedged might change so as to make the hedge less effective or unsuccessful. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a change in correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree to which correlation between price movements in the index and price movements in the securities being hedged can be accurately predicted.

10

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves the risk that the options or futures position will not track the performance of the fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s investments well. Options and futures prices are affected by factors that may not affect security prices the same way, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures are traded as compared to securities, or from the imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s options or futures positions have a low correlation with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the hedging strategies discussed above can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

(4) The fund might be required to maintain segregated assets as “cover” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

(5) The fund may be subject to the risk that the other party to a Financial Instrument (the “counterparty”) will not be able to honor its financial obligation to the fund.

(6) Many Financial Instruments are traded in institutional markets rather than on an exchange. Nevertheless, many Financial Instruments are actively traded and can be priced with as much accuracy as conventional securities. Financial Instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the fund are not readily marketable and are subject to the fund’s restrictions on illiquid investments.

The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Options on Securities. The fund may write covered call options and enter into closing transactions with respect thereto. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security

11

above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. The fund may write (a) in-the-money call options when the subadviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the subadviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the subadviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter (“OTC”) market. The fund expects to write options only on national securities exchanges or in the OTC market. The fund may purchase put options issued by the OCC or in the OTC market. The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

Although the fund generally will purchase or write only those options for which the subadviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or option may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

12

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager or subadviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the subadviser will attempt to take appropriate measures to minimize the risks relating to the fund’s writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

Stock Index Options. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.

Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

13

Futures and Options on Futures. When deemed advisable by the subadviser, the fund may enter into interest rate futures contracts, stock index futures contracts and related options that are traded on a domestic exchange or board of trade. These transactions may, but need not, use derivative contracts, such as futures and options on securities or securities indices, options on these futures, and interest rate futures, for the purpose of hedging against the economic impact of adverse changes in the market value of portfolio securities, because of changes in interest rates or stock prices, or as a substitute for buying or selling securities or as a cash flow management technique.

An interest rate futures contract provides for the future sale by the one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally entered into. Stock index futures contracts are based on indexes that reflect the market value of common stock of the companies included in the indexes. An option on an interest rate or stock index contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time prior to the expiration date of the option. When the fund buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument’s closing price and the price at which the contract was entered into) at a specified price on a specified date. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, the fund will incur brokerage fees when it buys or sells futures contracts.

No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

14

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Commodity Exchange Act Regulation. The fund is operated by persons who have claimed an exclusion granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the fund under the CEA. As a result, effective December 31, 2012, the fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the fund’s positions in such investments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Margin Requirements. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a

15

process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

For example, when the fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the fund is required to make a variation margin payment to the broker.

At any time prior to expiration of the futures contract, the fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.

When the fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance (anticipatory hedge). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the fund’s securities (defensive hedge). To the extent that the fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the fund with attendant transaction costs.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

Use of Segregated and Other Special Accounts. Use of many hedging and other strategic transactions including market index transactions by the fund will require, among other things, that the fund segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the fund’s obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the fund will require the fund to segregate liquid securities equal to the exercise price.

OTC options entered into by the fund, including those on securities, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund may not be required to do so. As a result, when the fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets

16

equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the fund enters into OTC options transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, the fund must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. The fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in stock market prices or interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for equity securities or debt securities, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to market values, interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss as well as gain to the investor.

Furthermore, in the case of a futures contract purchase, in order to be certain that the fund has sufficient assets to satisfy its obligations under a futures contract, the fund segregates and commits to back the futures contract with an amount of cash and liquid securities from the fund equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

17

As with options on securities, the holder of an option on futures contracts may terminate the position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all option transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. The fund will not purchase options on futures contracts on any exchange unless and until, in the subadviser’s opinion, the market for such options has developed sufficiently that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the fund because the maximum amount of risk is the premium paid for the options (plus transaction costs). Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

Special Risks of Writing Options. Option writing for the fund may be limited by position and exercise limits established by national securities exchanges and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered call options to generate current income, the fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedge position. The fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. The fund will engage in hedging transactions only when deemed advisable by the subadviser. Successful use by the fund of options will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock or index underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the fund’s performance.

The ability of the fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the fund generally will write options only if a liquid secondary market appears to exist for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. If the fund cannot enter into a closing purchase transaction with respect to a call option it has written, the fund will continue to be subject to the risk that its potential loss upon exercise of the option will increase as a result of any increase in the value of the underlying security. The fund could also face higher transaction costs, including brokerage commissions, as a result of its options transactions.

Other Investment Practices

Foreign Securities.

The fund may invest a portion of its assets, generally less than 15% (but not more than 25%), in securities of foreign issuers. The fund may invest directly in foreign issuers or invest in depositary receipts. The returns of the fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments; possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; possible expropriation, nationalization or confiscatory taxation; possible withholding taxes and limitations on the use or removal of funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments

18

in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Foreign securities may not be registered with, nor the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.”

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned on them. The inability of the fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since the fund may invest in securities denominated in currencies other than the U.S. dollar, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates may influence the value of the fund’s shares and may also affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected

19

adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.

Sovereign Government and Supranational Debt. The fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non- U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Europe — Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

20

Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the fund. For example, certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the 1940 Act restricts the fund’s investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the fund’s investments in certain foreign banks and other financial institutions.

Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Generally, there is less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

Depositary Receipts. Generally, American Depositary Receipts (“ADRs”), in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the fund’s investment policies and limitations, ADRs are considered to have the same characteristics as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States.

Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs are issued in bearer form and are designed for use in European securities markets. GDRs are tradable both in the United States and Europe and are designed for use throughout the world.

Securities of Emerging Markets Issuers. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a

21

lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the fund will not also be expropriated, nationalized or otherwise confiscated at some time in the future. If such confiscation were to occur, the fund could lose a substantial portion or all of its investments in such countries. The fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the fund’s investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely and significantly by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels

22

to allocate those U.S. dollars to the fund. The fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for in U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the fund could lose its entire investment in any such country.

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, in possible liability to the purchaser. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from the fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”).

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

One or more of the risks discussed above could affect adversely the economy of a developing market or the fund’s investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that the fund might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

23

Many of the fund’s investments in the securities of emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the fund’s investments are denominated relative to the U.S. dollar will affect the fund’s NAV. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the fund’s securities are quoted would reduce the fund’s NAV per share.

Eurodollar or Yankee Obligations. The fund may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Restricted and Illiquid Securities. Up to 15% of the net assets of the fund may be invested in illiquid securities. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Illiquid securities may include (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) TDs maturing in more than seven calendar days; (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets; and (e) securities of new and early stage companies whose securities are not publicly traded.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under these regulations is “liquid.” The fund intends to rely on these regulations, to the extent appropriate, to deem specific securities acquired through private placements as “liquid.” The Board has delegated to the subadviser or Western Asset, as applicable, the responsibility for determining whether a particular security eligible for trading

24

under these regulations is “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Restricted securities may be sold only (1) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (such securities are referred to herein as “Rule 144A securities”), or another exemption; (2) in privately negotiated transactions; or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the subadviser or Western Asset, as applicable, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments the fund may own. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund is able to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than expected when it decided to sell.

Illiquid securities may be difficult to value and the fund may have difficulty disposing of such securities promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market will be acquired by the fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets.

Securities of Unseasoned Issuers. Securities in which the fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may be issued by companies that lack a significant operating history and be dependent on products or services without an established market share.

Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by Western Asset. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. Western Asset, acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

25

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager or its affiliates, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements, which involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when Western Asset believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund’s assets. The fund’s custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitment of the fund.

Securities Lending. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the manager unless it has applied for and received specific authority to do so from the SEC. From time to time, the fund may pay to the borrower and/or a third party which is unaffiliated with the fund or Legg Mason and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Although the borrower will generally be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever the fund lends its portfolio securities: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the right to vote the securities.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Loans will be made to firms deemed by the subadviser to be of good standing and will not be made unless, in the judgment of the subadviser, the consideration to be earned from such loans would justify the risk.

26

Venture Capital Investments. The fund may invest up to 5% of its total assets in venture capital investments, that is, new and early stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of business and financial risk that can result in substantial losses. Venture capital investments may be difficult to value and the fund may have difficulty disposing of such investments promptly. The disposition of U.S. venture capital investments, which may include limited partnership interests, normally would be restricted under federal securities laws. Generally, restricted securities may be sold only in privately negotiated transactions or in public offerings registered under the 1933 Act. The fund also may be subject to restrictions contained in the securities laws of other countries in disposing of portfolio securities. As a result of these restrictions, the fund may be unable to dispose of such investments at times when disposal is deemed appropriate due to investment or liquidity considerations; alternatively, the fund may be forced to dispose of such investments at less than fair market value. Where registration is required, the fund may be obligated to pay part or all of the expenses of such registration.

Investments by Funds of Funds. Certain investment companies, including those that are affiliated with the fund because they are managed by an affiliate of the manager, may invest in the fund as part of an asset allocation strategy. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.
From time to time, the fund may experience relatively large redemptions or investments due to rebalancings of the assets of a fund of funds invested in the fund. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. If this were to occur, the effects of the rebalancing trades could adversely affect the fund’s performance. Redemptions of fund shares due to rebalancings could also accelerate the realization of taxable capital gains in the fund and might increase brokerage and/or other transaction costs.

The fund’s subadviser may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, the subadviser may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption to the funds) than would be permitted for an unaffiliated investor. The subadviser has committed to the Board that it will resolve any potential conflict in the best interests of the shareholders of the fund in accordance with its fiduciary duty to the fund. As necessary, the subadviser will take such actions as it deems appropriate to minimize potential adverse impacts, including redemption of shares in-kind, rather than in cash. Similar issues may result from investment in the fund by Section 529 plans.

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

27

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (The fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. Currently, the fund has no intention of borrowing money for leverage. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding

28

voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical

29

commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange-traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.

The fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

The fund’s non-fundamental investment policies are as follows:

1. The fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

2. The fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Diversification

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting

30

securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the subadviser or Western Asset, as applicable, deem it advisable to purchase or sell securities.

For the fiscal years ended January 31, 2012 and January 31, 2013, the fund’s portfolio turnover rates were as follows:

2012 (%)	2013 (%)
29	26

31

MANAGEMENT

The business and affairs of the fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee is c/o Kenneth D. Fuller, 100 International Drive, Baltimore, MD 21202. Information pertaining to the Trustees and officers of the fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Independent Trustees#:

Paul R. Ades Born 1940	Trustee	Since 1983	Paul R. Ades, PLLC (law firm) (since 2000)	52	None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	52	None

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)	52	None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	52	None

Howard J. Johnson Born 1938	Chairman and Trustee	From 1981 to 1998 and since 2000 (Chairman since 2013)	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	52	None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	52	None

Ken Miller Born 1942	Trustee	Since 1983	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	52	None

32

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
John J. Murphy Born 1944	Trustee	Since 2002	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)	52	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)	52	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired	52	None

33

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee and Officer:

Kenneth D. Fuller† Born 1958	Trustee, President and Chief Executive Officer	Since 2013	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (formerly a registered investment adviser) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)	151	None

#	Trustees who are not “interested persons” of the fund within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Fuller is an “interested person” of the fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

34

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:

Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Vanessa Williams Born 1979 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer Identity Theft Prevention Officer	Since 2011 Since 2011	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Born 1954 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

35

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (since 2002)

Richard F. Sennett Born 1970 Legg Mason 100 International Drive 5th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Albert Laskaj Born 1977 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Treasurer	Since 2010	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office for a fund in the Legg Mason fund complex.

36

Each Trustee, except for Mr. Fuller, previously served as a trustee or director of certain predecessor funds in the fund complex, and each Trustee, except for Mr. Fuller, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in equity securities, including the fund, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing equity mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Independent Trustees were selected to join the Board based upon the following as to each Trustee: character and integrity; service as a board member of predecessor funds; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with the requirements of the Trust’s retirement policies and the Trustee’s status as not being an “interested person” of the fund, as defined in the 1940 Act. Mr. Fuller was selected to join the Board based upon the following: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and his status as a representative of Legg Mason. Independent Trustees constitute more than 75% of the Board and the Chairman of the Board is an Independent Trustee. Mr. Fuller is an interested person of the fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, the subadviser and Western Asset, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee.

Each Trustee, except for Mr. Fuller, has served as a board member of the fund and other funds (or predecessor funds) in the fund complex for at least eight years. Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Crane has substantial experience as an economist, academic and business consultant. Mr. Hubbard has substantial experience in business development and was a senior executive of an operating company. Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant. Mr. Jerome Miller had substantial experience as an executive in the asset management group of a major broker/dealer. Mr. Ken Miller has substantial experience as a senior executive of an operating company. Mr. Murphy has substantial experience in the asset management business and has current and prior service on the boards of other mutual funds and corporations. Mr. Schlafly has substantial experience practicing law and also serves as the president of a private corporation and as director of a bank. Mr. Viscione has substantial experience as an academic and senior executive of a major university. Mr. Fuller has been the Chief Executive Officer of the Trust and other funds in the fund complex since 2013 and has substantial investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities and another investment advisory firm. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing Committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee (which is a sub-committee of the Governance Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of four Independent Trustees. The Performance Committee is composed of three Independent Trustees and the Chief Executive Officer of the Trust. The Compensation and Nominating Committee

37

is composed of four Independent Trustees. The Chairman of the Board serves as the Chair of the Governance Committee. Where deemed appropriate, the Board may constitute ad hoc committees.

The Chairman of the Board and the chairs of the Audit and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chairman of the Board also serves as a key point person for interaction between management and the other Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chairman of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the fund’s subadviser and Western Asset.

The Audit Committee oversees the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the fund’s independent registered public accounting firm and the fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the manager, the subadviser and Western Asset as may reasonably be necessary to evaluate the terms of the fund’s investment management agreement, subadvisory arrangements and distribution arrangements.

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the fund and its shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the fund, primarily the fund’s manager, the subadviser and Western Asset and, as appropriate, their affiliates, have responsibility for the day-to-day management of the fund, which includes

38

responsibility for risk management. As an integral part of its responsibility for oversight of the fund, the Board oversees risk management of the fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the fund and its service providers. The Board has emphasized to the fund’s manager, the subadviser and Western Asset the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

The fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. The fund’s manager, the subadviser and Western Asset, the affiliates of the manager, the subadviser and Western Asset, or various service providers to the fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s Chief Compliance Officer and the manager’s chief risk officer, as well as personnel of the subadviser and Western Asset and other service providers, such as the fund’s independent registered public accounting firm, make periodic reports to the Audit Committee, the Performance Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

The Board met 4 times during the fiscal year ended January 31, 2013. The Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee and the Compensation and Nominating Committee met 4, 1, 4, 4 and 1 time(s), respectively, during the fiscal year ended January 31, 2013.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2012, except for Mr. Fuller, for whom the information is shown as of March 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Independent Trustees
Paul R. Ades	None	Over 100,000
Andrew L. Breech	None	Over 100,000
Dwight B. Crane	None	Over 100,000
Frank G. Hubbard	None	Over 100,000
Howard J. Johnson	None	Over 100,000
Jerome H. Miller	None	Over 100,000
Ken Miller	None	Over 100,000
John J. Murphy	None	Over 100,000
Thomas F. Schlafly	None	Over 100,000
Jerry A. Viscione	None	Over 100,000

Interested Trustee
Kenneth D. Fuller	None	Over 100,000

39

As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser, Western Asset or distributor of the fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser, Western Asset or distributor of the fund.

The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Fuller, an “interested person” of the fund, as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustees’ fees based upon asset size. The fund currently pays each of the Independent Trustees its pro rata share of: an annual fee of $120,000, plus $20,000 for each regularly scheduled Board meeting attended in person, and $1,000 for each telephonic Board meeting in which that Trustee participates. The Chairman of the Board receives an additional $25,000 per year, the Chair of the Audit Committee receives an additional $15,000 per year and the Chairs of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $12,500 per year. Other members of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $10,000 per year. Effective January 1, 2013, the Trustee designated as the fund’s audit committee financial expert (as defined in the instructions to Item 3 of Form N-CSR) receives an additional $10,000 per year.

Officers of the Trust receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

Information regarding compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from the Fund(2) ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(4) ($)	Total Compensation from Fund Complex Paid to Trustee(3) ($)	Number of Portfolios in Fund Complex Overseen by Trustee(2)
Independent Trustees:
Paul R. Ades	1,138	None	210,000	52
Andrew L. Breech	1,151	None	212,500	52
Dwight B. Crane	1,256	None	235,000	52
Frank G. Hubbard	1,138	None	210,000	52
Howard J. Johnson	1,231	None	225,000	52
Jerome H. Miller	1,138	None	210,000	52
Ken Miller	1,138	None	210,000	52
John J. Murphy	1,138	None	210,000	52
Thomas F. Schlafly	1,151	None	212,500	52
Jerry A. Viscione	1,171	None	212,500	52

Interested Trustees:
R. Jay Gerken(1)	None	None	None	162
Kenneth D. Fuller(1)	None	None	None	151

(1)	Mr. Gerken retired as a Trustee effective May 31, 2013, and Mr. Fuller became a Trustee effective June 1, 2013. Mr. Gerken was not compensated for his services as a Trustee, and Mr. Fuller will not be compensated for such services, because of their affiliations with the manager.
(2)	Information is for the fiscal year ended January 31, 2013, except for Mr. Fuller, for whom the information is shown as of March 31, 2013.
(3)	Information is for the calendar year ended December 31, 2012.
(4)	Pursuant to prior retirement plans, the fund made payments of $4,600 to former Trustees for the fiscal year ended January 31, 2013.

40

As of May 3, 2013, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the fund.

To the knowledge of the fund, as of May 3, 2013, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the following classes of the fund:

Class	Name and Address	Percent of Ownership (%)
A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	41.63

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	36.31

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	47.05

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	15.81

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	50.66

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	37.32

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	8.10

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the fund, pursuant to an investment management agreement (the “Management Agreement”). LMPFA provides administrative and certain oversight services to the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other

41

Legg Mason-sponsored funds. As of March 31, 2013, LMPFA’s total assets under management were approximately $214.7 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $664.6 billion.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision; furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objective, policies and restrictions; and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory arrangements, as described below.

The manager performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement is not assignable by the Trust except with the consent of the manager. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement, LMPFA receives an investment management fee that is calculated daily and payable monthly at the annual rate of 0.65% of the value of the fund’s average daily net assets.

For the fiscal years ended January 31, 2013, 2012 and 2011, the fund paid management fees to LMPFA as follows:

For the fiscal year ended January 31	Gross Management Fees ($)	Management Fees Waived/ Expense Reimbursements ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
2013	940,397	646	939,751
2012	993,823	1,675	992,148
2011	1,043,115	766	1,042,349

42

Subadvisory Arrangements

Legg Mason Investment Counsel LLC (“LMIC” or the “subadviser”) serves as the fund’s subadviser pursuant to a sub-advisory agreement between the manager and LMIC (the “Subadvisory Agreement”). LMIC provides the day-to-day portfolio management of the fund except for the management of cash and short-term instruments. LMIC’s principal office is located at 100 International Drive, Baltimore, Maryland 21202. LMIC also has offices in Cincinnati, New York City and Philadelphia. LMIC provides customized investment counsel to individuals, family groups and institutions. LMIC seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources. Portfolio managers at LMIC average 29 years of financial industry experience and are supported by a social research team that conducts proprietary research on social issues. As of March 31, 2013, LMIC total assets under management were approximately $9.1 billion, including $938 million for socially responsive strategies.

Western Asset manages the fund’s cash and short-term instruments pursuant to an agreement between the manager and Western Asset (the “Western Asset Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $459.4 billion.

LMIC and Western Asset are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $664.6 billion.

Under the Subadvisory Agreement and the Western Asset Agreement, subject to the supervision and direction of the Board and the manager, the subadviser and Western Asset will manage the fund’s portfolio in accordance with the fund’s stated investment objective and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities and employ professional portfolio managers and securities analysts who provide research services to the fund.

Each of the Subadvisory Agreement and the Western Asset Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement or the Western Asset Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser or Western Asset. Each of the subadviser and Western Asset may terminate the Subadvisory Agreement or the Western Asset Agreement, as applicable, on 90 days’ written notice to the fund and the manager. Each of the Subadvisory Agreement and the Western Asset Agreement may be terminated upon the mutual written consent of the manager and the subadviser or Western Asset, as applicable. Each of the Subadvisory Agreement and the Western Asset Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser or Western Asset, as applicable, and shall not be assignable by the manager without the consent of the subadviser or Western Asset, as applicable.

As compensation for their subadvisory services, the manager pays the subadviser and Western Asset an aggregate fee equal to 70% of the management fee paid to LMPFA, net of fee waivers and expense reimbursements.

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of January 31, 2013.

43

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Ronald T. Bates	Registered investment companies	1	47.3 million	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	382	1.1 billion	None	None
Aimee M. Eudy	Registered investment companies	1	47.3 million	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	85	739.4 million	None	None

Portfolio Manager Compensation

As compensation for the portfolio management function, each portfolio manager is paid a competitive base salary, generous employee benefits and each is eligible to receive a discretionary bonus. The base salary is determined using a variety of factors, including: (i) years of experience; (ii) the overall size of the assets under management; (iii) type of accounts managed; (iv) contribution to portfolio performance; (v) contribution to firm management; (vi) contribution to the research and investment process; (vii) client service; and (viii) compliance with regulatory and prospectus requirements. The discretionary bonus is based in part on the overall contribution to LMIC’s business, and on the portfolio manager’s ability to gain new client business and retain existing business. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned. Although some portion of portfolio manager compensation is broadly based on performance, portfolio “performance” is defined generally as the ability to provide high total return consisting of capital appreciation and current income, measured against the S&P 500 Index and Barclays Capital U.S. Aggregate Index, while investing in a socially responsive manner. Compensation relating to management of the Legg Mason mutual funds and compensation relating to the management of other accounts are based on the same factors and no one type of account figures more heavily in the calculation of compensation.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the

44

policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the subadviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

45

Portfolio Manager Securities Ownership

The table below identifies ownership of the fund’s securities by the portfolio managers as of January 31, 2013.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Ronald T. Bates	Over $100,000
Aimee M. Eudy	None

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and any legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such waived fees and/or reimbursed expenses are described in the fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense cap, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously waived or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense cap shown in the fund’s Prospectus. In no case will the manager recapture any amount

46

that would result, on any particular fund business day, in the fund’s total annual operating expenses exceeding the expense cap.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the fund’s sole and exclusive distributor pursuant to a written agreement dated August 5, 2010 (the “distribution agreement”).

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares.

The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees who are not parties to such agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from the fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by the fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with the fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

47

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for the fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for the fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

The fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the fund may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, the fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of the fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from the fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of the fund.

48

Initial Sales Charge

The aggregate dollar amounts of initial sales charge on Class A shares received by LMIS were as follows:

Class A Shares

For the fiscal year ended January 31:	LMIS ($)
2013	22,415
2012	21,499
2011	19,213

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A, Class B and Class C shares received and retained by LMIS were as follows:

Class A Shares

For the fiscal year ended January 31:	LMIS ($)
2013	0
2012	299
2011	3

Class B Shares

For the fiscal year ended January 31:	LMIS ($)
2013	7,948
2012	17,024
2011	21,814

Class C Shares

For the fiscal year ended January 31:	LMIS ($)
2013	1,293
2012	1,481
2011	320

Shareholder Services and Distribution Plan

The Trust, on behalf of the fund, has adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B, Class C, Class FI, Class R and Class R1 shares. Under the 12b-1 Plan, the fund pays distribution fees to LMIS for the services it provides and expenses it bears with respect to the distribution of Class B, Class C, Class R and Class R1 shares and service fees for Class A, Class B, Class C, Class FI, Class R and Class R1 shares. The distributor will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B, Class C, Class FI, Class R and Class R1 shares. In addition, the fund pays distribution fees with respect to the Class B, Class C and Class R1 shares at the annual rate of 0.75% of the fund’s average daily net assets attributable to each such class and with respect to the Class R shares at the annual rate of 0.25% of the fund’s average daily net assets attributable to such class.

49

Fees under the 12b-1 Plan may be used to make payments to the distributor for distribution services, Service Agents and other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A, Class B and Class C investors.

The 12b-1 Plan permits the fund to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the distributor and others until the 12b-1 Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for the fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph “Qualified Trustees”). The Qualified Trustees, in the exercise of their business judgment in the best interests of the shareholders of the fund and each class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the fund and the distributor provide to the Board and the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the fund’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, the distributor acts as an agent of the fund in connection with the offering of shares of the fund pursuant to the distribution agreement. Dealer reallowances, if any, are described in the fund’s Prospectus.

50

The following service and distribution fees were incurred by the fund pursuant to the 12b-1 Plan during the fiscal year ended January 31, 2013:

Class A	$308,985
Class B	$95,179
Class C	$102,382

Distribution expenses incurred by LMIS during the fiscal year ended January 31, 2013 for compensation to Service Agents, printing costs of prospectuses and marketing materials are expressed in the following table.

	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Current Expenses ($)
Class A	308,407	0	63,665	1,907	373,979
Class B	83,601	2,988	2,058	184	88,831
Class C	91,463	4,628	13,109	157	109,357

No information is presented for Class FI, Class R or Class R1 shares because no shares of those classes were outstanding during the fiscal year ended January 31, 2013.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the fund’s transfer agent. Under the transfer agency agreement with BFDS, BFDS maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with BFDS with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with BNY, BNY maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust and the fund.

51

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending January 31, 2014.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, the manager, the subadviser and Western Asset and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility. Copies of the codes of ethics of the fund, the manager, the subadviser and Western Asset and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has delegated proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the fund’s portfolio securities are voted, a copy of which is attached as Appendix B to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the fund’s Prospectus for a discussion of which classes of shares of the fund are available for purchase and who is eligible to purchase shares of each class.

52

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class C, Class FI, Class R or Class I shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s Prospectus.

There are minimum investment requirements of $1,000 for initial investments and $50 for subsequent investments for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA or its affiliates (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its affiliates, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the fund’s transfer agent in accordance with their agreed-upon procedures. Payment must be made with the purchase order.

Class B Shares. The fund no longer offers Class B shares for new purchases by new and existing investors. Individual investors who owned Class B shares may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are available for incoming exchanges and for reinvestment of dividends and capital gain distributions.

Class I Shares. The following persons are eligible to purchase Class I shares of the fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Class R1 Shares. Class R1 shares are closed to all new purchases and incoming exchanges.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a

53

bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or the transfer agent. The Systematic Investment Plan authorizes the distributor to apply cash held in the shareholder’s brokerage account to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the fund’s Prospectus.

Members of the selling group may receive a portion of the sales charge as described in the Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012), you will pay a contingent deferred sales charge of 1.00%.

The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, Class R and Class I Shares. Class FI, Class R and Class I shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

54

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS; and

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege — allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

55

Letter of Intent — Helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your Asset Level Goal.

The eligible funds may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

56

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares, (b) Class C shares and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012). Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the Prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

57

Year Since Purchase Was Made	Contingent Deferred Sales Charge (%)
First	5.00
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

58

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) that are authorized by the distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable fund sold by the distributor, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares of the fund may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market funds sold by the distributor equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the NAV per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class C, Class FI, Class R and Class I shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the NAV per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge, however, is imposed on certain redemptions of Class C shares and on Class A shares when purchased in amounts equaling or exceeding $1,000,000.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the NAV of a share of the fund as of January 31, 2013.

Class A (based on a NAV of $18.54 and a maximum initial sales charge of 5.75%)	$19.67

59

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. The Withdrawal Plan will be carried over on exchanges between funds sold by the distributor or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at NAV in additional shares of the fund.

For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

60

Legg Mason Institutional Funds Systematic Withdrawal Plan

Certain shareholders of Class FI or Class I shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account — redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to the fund or a Service Agent to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the fund or a Service Agent. The fund, its transfer agent and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Redemptions in Kind

If the fund’s manager determines that it would not be in the best interests of the fund’s remaining shareholders to make a redemption payment wholly in cash, the fund may honor a redemption request by delivering portfolio securities to a shareholder to pay all or a portion of the redemption proceeds. However, the fund will not use securities to satisfy any request for redemption, or combination of requests from the same shareholder in any 90-day period, if the total redemption amount does not exceed $250,000 or 1% of the net assets of the fund, whichever is less. When a redemption is paid “in kind,” the securities distributed to the redeeming shareholder will be valued in accordance with the procedures described under “Share price” in the fund’s Prospectus. Because a redemption in-kind may be used during times when the markets experience increased illiquidity, these valuation methods may include fair value estimations and a shareholder may have difficulty selling those securities at the valuation price. A shareholder receiving securities from the fund may incur costs in holding and when subsequently selling those securities, and the market price of those securities will be subject to fluctuation until they are sold. The fund will not use securities to pay redemptions by LMIS or other affiliated persons of the fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the distributor. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class FI, Class R and Class I Exchanges. Class A, Class FI, Class R and Class I shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges. Funds that offered Class B shares prior to July 1, 2011 continue to make them available for incoming exchanges. Class B shares of the fund may be exchanged for Class B shares of other funds without a contingent deferred sales charge at the time of exchange. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

61

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Class R1 Exchanges. Class R1 shares are closed to all new purchases and incoming exchanges.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs with Exchange Features” for additional information.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components — redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The NAV per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class will differ. Please see the Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions and Western Asset manages the cash and short-term instruments of the fund.

62

The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents. The fund will pay a spread or commission in connection with such transactions. Commissions are negotiated with brokers on such transactions. The aggregate brokerage commissions paid by the fund for the three most recent fiscal years are set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Subadvisory Agreement, the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers that effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which the subadviser manages. Similarly, research services furnished to the subadviser by brokers that effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing the fund. Not all of these research services are used by the subadviser in managing any particular account, including the fund.

For the fiscal year ended January 31, 2013, the fund did not pay any commissions to brokers that provided research services.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

63

Aggregate Brokerage Commissions Paid

For the fiscal years ended January 31, 2013, 2012 and 2011, the fund paid aggregate brokerage commissions as set forth in the table below.

Fiscal Year Ended	Aggregate Brokerage Commissions Paid ($)
2013	57,005
2012	99,861
2011	92,778

For the fiscal years ended January 31, 2013, 2012 and 2011, the fund did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the other clients of the subadviser. Investment decisions for the fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

At January 31, 2013, the fund held the following securities issued by its regular broker/dealers:

Issuer	E = Equity D = Debt	Market Value ($) ((000’s)
State Street Bank and Trust Co.	E	3,501
Banc of America Securities LLC	D	1,886
JP Morgan Chase & Co.	D	587
Barclays Capital Inc.	D	489
Wells Fargo & Co.	D	430
Morgan Stanley	D	7

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money

64

market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of March 31, 2013, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None

A.S.A.P. Advisor Services, Inc.	Quarterly	8-10 Days after Quarter-End

Bloomberg L.P.	Quarterly	Sent 6 Business Days after Quarter-End

Lipper Analytical Services Corp.	Quarterly	Sent 6 Business Days after Quarter-End

Morningstar	Quarterly	Sent 8-10 Days after Quarter-End

Institutional Shareholder Services (Proxy Voting Services)	As necessary	None

Thomson/Vestek	Daily	None

FactSet	Daily	None

The Bank of New York Mellon	Daily	None

Thomson	Semi-annually	None

SunGard/Protegent (formerly Dataware)	Daily	None

65

Recipient	Frequency	Delay Before Dissemination
ITG	Daily	None

The Northern Trust Company	Daily	None

Middle Office Solutions, LLC	Daily	None

NaviSite, Inc.	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None

Frank Russell	Monthly	1 Day

Callan Associates	Quarterly	Sent 8-10 Days after Quarter-End

Mercer LLC	Quarterly	Sent 8-10 Days after Quarter-End

eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter-End

Rogerscasey	Quarterly	Sent 8-10 Days after Quarter-End

Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter-End

Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter-End

Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter-End

Prima Capital	Quarterly	Sent 8-10 Days after Quarter-End

Investor Tools	Daily	None

Advent	Daily	None

BARRA	Daily	None

Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End

Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End

Quantitative Services Group	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

Fitch	Monthly	6-8 Business Days

Liberty Hampshire	Weekly and Month End	None

SunTrust	Weekly and Month End	None

S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

Electra Information Systems	Daily	None

Cabot Research	Weekly	None

Goldman Sachs	Daily	None

Chicago Mercantile Exchange	Daily	None

Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter-End

Broadridge	Daily	None

66

Recipient	Frequency	Delay Before Dissemination
DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month-End

Interactive Data Corp	Daily	None

Citigroup Global Markets Inc.	Daily	None

Glass Lewis & Co.	Daily	None

Fidelity	Quarterly	5 Business Days

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

67

7. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or a subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

THE TRUST

The fund is a series of Legg Mason Partners Equity Trust (referred to in this section as the “trust”), a Maryland statutory trust. The certificate of trust to establish the trust was filed with the State of Maryland on October 4, 2006. Prior thereto, the fund was a series of Legg Mason Partners Investment Trust, a Massachusetts business trust. Prior to the reorganization of the fund as a series of Legg Mason Partners Investment Trust, the fund was a Maryland corporation.

A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of a trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

68

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or employees of the trust, or that limits the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation, or as the trustees otherwise decide.

Small Accounts

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

69

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person, other than the trust or its shareholders, in connection with the affairs of the trust. Each trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the trust. All actions and omissions of trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The declaration limits a trustee’s liability to the trust or any shareholder to the full extent permitted under current Maryland law by providing that a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board or of a committee of the Board, lead independent trustee or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the trustees. The declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the declaration. The declaration also requires that in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent trustees determines that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not consistent with the standard of performance required of the trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the trust in connection with the consideration of the demand if, in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

70

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income). Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its

71

net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code’s timing and other requirements. However, any taxable income or gain the fund does not distribute will be subject to tax at regular corporate rates.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund fails to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indexes, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term

72

capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, the fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (a) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (b) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (c) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In certain situations, the fund may, for a taxable year, defer all or a portion of its capital losses realized after October and its late-year ordinary losses (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary

73

income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

In the event that the fund were to experience an ownership change as defined under the Code, the fund’s loss carryforwards, if any, may be subject to limitation.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on

74

the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Such dividends will not be eligible for the dividends received deduction. Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Special rules apply, however, to regular dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals (15% for individuals with incomes below $400,000 ($450,000 if married filing jointly), 20% for individuals with any income above those amounts that is long-term capital gain and 0% at certain income levels; the above threshold amounts will be adjusted annually for inflation), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (a) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (b) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by the fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (a) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (b) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period. Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s

75

basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Under current law, the fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To fund shareholders such excess inclusion income may (a) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (b) not be offset by otherwise allowable deductions for tax purposes; (c) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (d) cause the fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders.

If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six month period. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

76

The fund, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. (For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.)

A shareholder may instruct the fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their account.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will be notified annually by the fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in “Taxes-Taxation of U.S. Shareholders-Dividends and Distributions”) made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

If the fund is held through a qualified retirement plan entitled to tax exempt treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to fund distributions) which may be taxable when distributed from the retirement plan.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not

77

excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

For taxable years beginning before January 1, 2014, properly reported dividends are generally exempt from U.S. federal withholding tax where they (a) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (b) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2014, distributions that the fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient non-U.S. shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the non-U.S. shareholder has not owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the fund and will be treated as ordinary dividends to the non-U.S. shareholder; if the non-U.S. shareholder owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the non-U.S. shareholder to U.S. filing requirements. Additionally, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a non-U.S. shareholder realizing gains upon redemption from the fund on or before December 31, 2013 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the fund’s shares were owned by U.S. persons at such time or unless the non-U.S. person had not held more than 5% of the fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

78

In addition, the same rules apply with respect to distributions to a non-U.S. shareholder from the fund and redemptions of a non-U.S. shareholder’s interest in the fund attributable to a REIT’s distribution to the fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the fund will be required to withhold 30% of certain ordinary dividends it pays after December 31, 2013, and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The IRS has indicated that an FFI that is subject to the information sharing requirement will need to ensure that it will be identified as FATCA-compliant in sufficient time to allow the fund to refrain from withholding beginning on January 1, 2014. A non-U.S. entity that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described here. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, including the applicability of non-U.S. taxes.

Shares of the fund held by a non-U.S. shareholder at death will be considered situated in the United States and subject to the U.S. estate tax.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities, including the Schedule of Investments as of January 31, 2013, Statement of Operations for the year ended January 31, 2013, Statements of Changes in Net Assets for each of the years in the two-year period ended January 31, 2013, Financial Highlights for each of the years in the five-year period ended January 31, 2013, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are incorporated by reference into this SAI (filed on March 25, 2013; Accession Number 0001193125-13-124405).

79

Appendix A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

A-1

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels — “MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

A-2

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

A-3

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

A-4

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

A-5

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

— Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

— Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1 — Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-6

B-1 — A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

A-7

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

A-8

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

A-9

RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

A-10

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

A-11

Appendix B

Legg Mason Investment Counsel

Proxy Voting Policies and Procedures

Background

LMIC has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). If authority to vote proxies is established by the client, typically provided for in the Investment Advisory Agreement, our proxy voting guidelines have been tailored to reflect this specific contractual obligation. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, LMIC will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than LMIC) regarding the voting of any securities owned by its clients.

Voting Authority

In general, LMIC shall assume the responsibility and authority with respect to the voting of proxies, unless by agreement with LMIC, (1) such other party expressly reserves to itself the voting of proxies for the account or unless such responsibility and authority expressly have been delegated to others (such as sub-advisers) or (2) reserved to the trustee or other named fiduciary of a client account. For accounts where LMIC has appointed a sub-adviser to manage the client account, LMIC shall deliver any proxies it receives to the sub-adviser for its exercise of voting rights, unless such sub-adviser expressly disclaims the voting of proxies. An account owner may direct LMIC to refrain from voting a specific security, and name themselves or another person to so vote, while LMIC retains voting authority over the other securities in the account.

With respect to shares over which LMIC has voting authority, LMIC will not decline to vote proxies except in extraordinary circumstances where LMIC believes that refraining from voting is in the client’s best interests. Nor will LMIC accept direction from others with regard to the voting of proxies, although LMIC will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue. LMIC may vote proxies related to the same security differently for different clients.

LMIC seeks to identify any material conflicts that may arise between the interests of LMIC and its clients. LMIC will maintain a log of significant client relationships that are issuers of publicly-traded securities that might become subject to a proxy vote. LMIC employees are to inform the Proxy Voting Committee or a member of LMIC’s compliance group when an employee becomes aware of a conflict of interest that arises from that employee’s personal relationships or in the conduct of LMIC’s business. LMIC will consider a conflict to be material if it is significant enough to potentially influence or appear to influence LMIC’s decision in the voting process.

Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by the Proxy Voting Committee, voting in accordance with the previously established guidelines set forth by the Proxy Voting Committee. The Proxy Voting Committee may seek the advice or recommendation of an independent third party, in its sole discretion.

B-1

Voting Guidelines

The Proxy Voting Committee will meet annually to review and approve proxy voting guidelines. Proxies will not be voted without an analysis of the underlying issues involved. LMIC’s proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts’ ultimate owners or beneficiaries. Any item on a proxy that would tend to inhibit the realization of maximum value shall receive a negative vote from LMIC. Examples of such items would be any activities that could be viewed as “poison pill” maneuvers. On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made by the proxy voting vendor in accordance with the guidelines established by the LMIC Proxy Voting Committee, consistent with the policy of maximizing value.

Clients who request that their accounts be managed according to a socially responsible mandate will have proxies voted according to the values communicated in their investment policy statement.

Voting Records & Client Notification

For clients of LMIC, a complete record and file of all votes cast, and where appropriate, the reason therefore, shall be maintained by LMIC with a third party voting service Risk Metrics (ISS). A proxy log will be maintained, including the following data: issuer name, exchange ticker symbol of the issuer’s shares to be voted, CUSIP number for the shares to be voted, a brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, a record of how the vote was cast and whether the vote was cast for or against the recommendation for the issuer’s management team. Clients may obtain information with regard to the manner in which their proxies were voted, as well as the more detailed policies and procedures upon which this summary is based by contacting LMIC at 100 International Drive, 5th Floor, Baltimore, Maryland, 21202, attention: Compliance Officer. In addition, when required by applicable banking or investment adviser statutes and rules, a description of these Policies and Procedures shall be provided to new clients prior to the inception of their account.

Timing

LMIC personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Disclosure

LMIC’s proxy policies are described in the firm’s Part II of Form ADV or the Bank’s disclosure brochure, which is provided to all new clients. Upon request, clients may also receive reports on how their proxies have been voted.

Voting Procedures When LMIC Utilizes a Third Party Proxy Service

LMIC utilizes a third party proxy service (ISS) to vote proxies for client accounts. LMIC has elected to provide ISS with implied consent to vote all client proxies according to its policies for routine proxies. The Proxy Voting Committee has the ability to override ISS recommendations. The Chairman of the Committee (Monika Panger) will serve as the primary contact for approval to override ISS decisions.

An investment associate in the Philadelphia office (John Reilly) will be the primary user of the ISS system with portfolio managers in Philadelphia and Cincinnati offices serving as back-up. The primary user will ensure that the proxy service delivers its recommendations on a timely basis and, when necessary, that such information is provided to the Proxy Voting Committee and Investment Management Team. For non-routine voting issues where the Proxy Voting Committee will authorize ISS to vote, the Proxy Coordinator will maintain records of the proxy service recommendations and voting reports. Records of the proxy recommendations and voting reports will be maintained with ISS.

B-2

In certain situations, ISS may defer to LMIC for a particular issue. When LMIC receives notice that ISS has deferred to LMIC for a voting decision, the Proxy Voting Committee will meet to determine the vote and provide a decision to ISS.

Voting Procedures When Stocks Are not Widely Held or Followed by LMIC

When ISS defers to LMIC to vote a proxy, the Proxy Voting Committee will meet to decide the vote. If a security is: (1) not followed by the LMIC research team; or (2) not widely held across LMIC accounts; or (3) is a de minimis number of shares or market value, the committee may defer to the portfolio manager(s) responsible for the accounts impacted for a voting decision.

Proxy materials for Non-discretionary Accounts

With regard to distribution of proxy materials for non-discretionary accounts, it is the policy of LMIC to conform to the SEC rules contained in the Shareholders Communications Act (17 CFR 240.14-17). LMIC shall:

•

Upon receipt of the proxy, other proxy soliciting material, and/or annual reports to security holders, forward such materials to its customers who are beneficial owners of the registrant’s securities no later than five business days after the receipt of the proxy material or annual reports; and

•

Upon receipt of the proxy, other proxy soliciting material, and/or annual reports to security holders, forward to each beneficial owner on whose behalf it holds securities, no later than five business days after the date it receives such material a request for voting instructions.

Corporate Actions

All corporate action related material will be delivered to LMIC’s Baltimore (for Bank clients) and New York (for LMIC-LLC clients) Investment Support Officers (the “Corporate Action Coordinators”), who will pay strict attention to any pending corporate actions that may be undertaken by, or with respect to, the issuers of securities held in client accounts. When the Corporate Action Coordinators receives notice of a pending corporate action, he or she will be responsible for coordinating with the Investment Management Team to determine the Firm’s desired course of action and communicating the firm’s instructions to the custodian in a timely manner.

The Corporate Action Coordinators will also keep accurate records of each corporate action and the steps that were taken by the firm in corporate actions files by security by year processed.

B-3

June 1, 2013

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON LIFESTYLE ALLOCATION 85% (“Allocation 85%”)

LEGG MASON LIFESTYLE ALLOCATION 70% (“Allocation 70%”)

LEGG MASON LIFESTYLE ALLOCATION 50% (“Allocation 50%”)

LEGG MASON LIFESTYLE ALLOCATION 30% (“Allocation 30%”)

	Allocation 85%	Allocation 70%	Allocation 50%	Allocation 30%
Class	Ticker Symbol	Ticker Symbol	Ticker Symbol	Ticker Symbol
A:	SCHAX	SCGRX	SBBAX	SBCPX
B:	SCHBX	SGRBX	SCBBX	SBCBX
C:	SCHCX	SCGCX	SCBCX	LWLAX
C1:	N/A	N/A	N/A	SBCLX
FI	—	—	—	—
R	—	—	—	—
R1:	—	—	—	N/A
I:	LANIX	LLAIX	LMEIX	LMGIX

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectus of each of Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50% and Legg Mason Lifestyle Allocation 30% (individually, a “fund” and collectively, the “funds”), dated June 1, 2013, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

The funds are series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland statutory trust. Prior to October 5, 2009, Allocation 85% was named “Legg Mason Partners Lifestyle Allocation 85%,” Allocation 70% was named “Legg Mason Partners Lifestyle Allocation 70%,” Allocation 50% was named “Legg Mason Partners Lifestyle Allocation 50%” and Allocation 30% was named “Legg Mason Partners Lifestyle Allocation 30%.”

Each of the four funds offers different levels of potential return and involves different levels of risk. Each of the funds seeks to achieve its investment objective by investing in a number of open-end management investment companies or series thereof (“underlying funds”) for which Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), now or in the future acts as principal underwriter or for which Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), or another affiliate of Legg Mason, now or in the future acts as investment adviser.

Additional information about a fund’s investments is available in the funds’ annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The funds’ Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the funds (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902, by calling 1-877-721-1926, by sending an e-mail request to prospectus@leggmason.com or by visiting the funds’ website at http://www.leggmason.com/individualinvestors. LMIS serves as each fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the funds or their distributor. The Prospectus and this SAI do not constitute offerings by the funds or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

WHY INVEST IN THE FUNDS

The proliferation of mutual funds over the last several years has left many investors in search of a simple means to manage their long-term investments. With new investment categories emerging each year and with each mutual fund reacting differently to political, economic and business events, many investors are forced to make complex investment decisions in the face of limited experience, time and personal resources. The funds are designed to meet the needs of investors that prefer to have their asset allocation decisions made by professional money managers, that are looking for an appropriate core investment for their retirement portfolio and appreciate the advantages of broad diversification. The funds may be most appropriate for long-term investors planning for retirement, particularly investors in tax-advantaged retirement accounts including individual retirement accounts (“IRAs”), 401(k) employee savings plans, 403(b) non-profit organization savings plans, profit-sharing and money-purchase pension plans and other corporate pension and savings plans.

Each of the funds invests in a select group of underlying funds suited to the fund’s particular investment objective. The allocation of assets among underlying funds within each fund’s portfolio is determined by the subadviser, Legg Mason Global Asset Allocation, LLC (“LMGAA” or the “subadviser”), according to fundamental and quantitative analysis. Because the funds’ assets will be adjusted only periodically and only within pre-determined ranges that will attempt to ensure broad diversification, there should not be any sudden large-scale changes in the allocation of a fund’s portfolio investments among underlying funds. The funds are intended to provide a simple and conservative approach to helping investors meet retirement and other long-term goals.

Although they invest primarily in shares of other mutual funds, each fund may also invest directly in the types of securities held by the underlying funds. In addition to direct investments, each fund may invest in exchange traded funds (“ETFs”). ETFs hold portfolios of securities that seek to track the performance of a specific index or basket of securities. As with other investments in shares of mutual funds, a fund holding shares of an ETF will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of a fund’s own operations.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

Each fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, non-diversified management investment company.

The funds’ Prospectus discusses each fund’s investment objective and policies. The following discussion supplements the description of each fund’s investment policies in its Prospectus.

The funds’ Prospectus also discusses the investment objectives of each of the underlying funds in which the funds may invest. In pursuing their investment objectives, each of the underlying funds is permitted to engage in a wide range of investment policies. Because the funds invest in the underlying funds, shareholders of each fund will be affected by these investment policies in direct proportion to the amount of assets each fund allocates to the underlying funds pursuing such policy. This section contains supplemental information concerning the types of securities and other instruments in which the underlying funds may invest, the investment policies and portfolio strategies the underlying funds may utilize and certain risks attendant to such investments, policies and strategies. There can be no assurance that the respective investment objectives of the funds or the underlying funds will be achieved.

Investment Objective and Principal Investment Strategies

Allocation 85%. The investment objective of this fund is capital appreciation. The fund is a fund of funds—it invests in other mutual funds. The fund is managed as an asset allocation program and allocates its assets

1

primarily among Legg Mason-affiliated mutual funds. The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The fund seeks to maintain a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) of 85% in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed income securities. The fund may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends. There is no guarantee that the fund will achieve its investment objective.

Allocation 70%. The investment objective of this fund is long-term growth of capital. The fund is a fund of funds—it invests in other mutual funds. The fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds. The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The fund seeks to maintain a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) of 70% in underlying funds that invest principally in equity securities and 30% in underlying funds that invest principally in fixed income securities. The fund may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends. There is no guarantee that the fund will achieve its investment objective.

Allocation 50%. The investment objective of this fund is balance of growth of capital and income. The fund is a fund of funds—it invests in other mutual funds. The fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds. The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The fund seeks to maintain a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) of 50% in underlying funds that invest principally in equity securities and 50% in underlying funds that invest principally in fixed income securities. The fund may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends. There is no guarantee that the fund will achieve its investment objective.

Allocation 30%. The primary investment objective of this fund is income and the secondary investment objective is long-term growth of capital. The fund is a fund of funds—it invests in other mutual funds. The fund is managed as an asset allocation program and allocates its assets primarily among Legg Mason-affiliated mutual funds. The fund organizes its investments in underlying funds into two main asset classes: the stock class (equity securities of all types) and the fixed income class (fixed income securities of all types). The fund seeks to maintain a Target Allocation (that is, its percentage allocation between equity-oriented funds and fixed income-oriented funds) of 30% in underlying funds that invest principally in equity securities and 70% in underlying funds that invest principally in fixed income securities. The fund may make tactical changes in its allocation within a specified range (the Target Range) around that Target Allocation, based on the portfolio managers’ outlook for asset classes and market and economic trends. There is no guarantee that the fund will achieve its investment objective.

Each fund may also invest directly in the types of securities held by the underlying funds and other instruments. See “Why Invest in the Funds.”

INVESTMENT PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds, which all involve risks of varying degrees.

2

Because the funds invest primarily in the underlying funds, rather than directly in securities or other instruments, the strategies and risks below are described by reference to the underlying funds. The strategies and risks described below may not apply to all of the underlying funds. To the extent that the funds invest directly in securities and other instruments, the strategies and risks described below are also directly applicable to the funds.

Equity Securities

General. Equity securities are subject to the following risks: the risk that their prices generally fluctuate more than those of other securities, such as debt or fixed income securities; the risk that prices of securities will go down because of the interplay of market forces, which may affect a single issuer, industry or sector of the economy, country or region, or may affect the market as a whole; the risk that an adverse company-specific event, such as an unfavorable earnings report, may negatively affect the stock price of a company in which an underlying fund invests; and the risk that an underlying fund may experience a substantial or complete loss on an individual stock.

Common Stocks. Each fund, through its investment in certain of the underlying funds or directly, may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock. Each fund, through its investment in certain of the underlying funds or directly, may invest in preferred stocks which, like debt obligations, have characteristics similar to fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividend. For that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Foreign Securities. Each fund may invest in certain underlying funds that invest all or a portion of its assets in foreign securities. An underlying fund may invest directly in foreign issuers or invest in depositary receipts. The returns of an underlying fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include risks resulting from revaluation of currencies; future adverse political and economic developments; possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; possible expropriation, nationalization or confiscatory taxation; possible withholding taxes and limitations on the use or removal of funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Foreign securities held by certain underlying funds may not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission (the “SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign issuer than is available about a U.S. issuer and its

3

securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. An underlying fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and many, if not all, of the foregoing considerations apply to such investments as well. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.”

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of an underlying fund are uninvested and no return can be earned on them. The inability of an underlying fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to an underlying fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since certain underlying funds may invest in securities denominated in currencies other than the U.S. dollar and since some underlying funds may hold foreign currencies, such funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates may influence the value of a fund’s shares and may also affect the value of dividends and interest earned by an underlying fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

The operating expenses of an underlying fund that invests in foreign securities can be expected to be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the underlying fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies. In addition, dividend and interest income from non-U.S. securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the underlying fund or a fund investing in such fund.

Securities of Emerging Markets Issuers. Each fund, through its investments in certain of the underlying funds or directly, may invest in securities of emerging markets. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by a fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by a fund will not also be expropriated, nationalized, or otherwise

4

confiscated at some time in the future. If such confiscation were to occur, a fund could lose a substantial portion or all of its investments in such countries. A fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which a fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a fund’s investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested. In addition, it may be difficult for a fund to pursue claims against a foreign issuer in the courts of a foreign country.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely and significantly by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of a fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to a fund. A fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If a fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, a fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for in U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and

5

regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a fund could lose its entire investment in any such country.

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a fund to make intended securities purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a fund due to subsequent declines in the value of the portfolio security or, if a fund has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from a fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) or an underlying fund’s board.

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for an underlying fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, an underlying fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit an underlying fund’s investment in those markets and may increase the expenses of the underlying fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of an underlying fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and

6

may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not an underlying fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of an underlying fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Equity-Linked Notes. Equity-linked notes (“ELNs”) are securities that are valued based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. ELNs offer investors the opportunity to participate in the appreciation of the underlying local equity securities where an underlying fund may not have established local access. Investors in ELNs are subject to risk of loss of principal investment.

American, European and Continental Depositary Receipts. Each of the funds, through its investment in certain of the underlying funds or directly, may invest in the securities of foreign and domestic issuers in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. Certain underlying funds may also invest in EDRs and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs, which sometimes are referred to as Continental Depositary Receipts, are issued in bearer form and are designed for use in European securities markets.

For purposes of a fund’s investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership in common stock will be treated as common stock.

7

Warrants. A warrant entitles an underlying fund to purchase common stock from the issuer at a specified price and time. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by an underlying fund in units or attached to securities may be deemed to be without value.

Model Risk. The proprietary models that may be used by certain underlying funds’ advisers to evaluate securities or securities markets are based on the adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Style Risk. The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on “growth” stocks. Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities. In addition, the market values of growth stocks may be more volatile than other types of investments and may lack dividends that can cushion share prices during market declines. The returns on growth securities may or may not move in tandem with the returns of other styles of investing or the overall stock markets.

Capitalization Risk. Investments in securities of companies with small and medium market capitalizations are generally considered to offer greater opportunity for appreciation but involve special risks. The securities of those companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small- to medium-capitalization companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small and medium capitalization company stocks may, to a degree, fluctuate independently of larger company stocks, i.e., small and medium capitalization company stocks may decline in price as the prices of large company stocks rise or vice versa. Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large, medium or small capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-capitalization stock prices may be more volatile than large, medium and small capitalization companies and such stocks may be more thinly traded and thus difficult for an underlying fund to buy and sell in the market.

Fixed Income Securities

General. Fixed income securities may be affected by general changes in interest rates, which will result in increases or decreases in the market value of the debt securities held by the underlying funds. The market value of the fixed income obligations in which the underlying funds may invest can be expected to vary inversely in relation to the changes in prevailing interest rates and also may be affected by other market and credit factors.

Many fixed income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early. Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the underlying funds most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

8

Each of the funds, through its investment in certain of the underlying funds or directly, may invest in high-quality, high-grade or investment grade securities. High quality securities are those rated in the two highest categories by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa or Aa) or Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) (AAA or AA) or determined by the underlying fund’s adviser to be of comparable quality. High grade securities are those rated in the three highest categories by Moody’s (Aaa, Aa or A) or S&P (AAA, AA or A) or determined by the underlying fund’s adviser to be of comparable quality. Investment-grade securities are those rated in the four highest categories by Moody’s (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or determined by the underlying fund’s adviser to be of comparable quality. Securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuer to make timely principal and interest payments than is the case with higher grade securities.

Each fund, through its investment in certain of the underlying funds or directly, may invest in floating and variable rate income securities, including securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

High Yield Securities. Each of the funds, through its investment in certain of the underlying funds or directly, may invest in securities rated below investment grade, that is, rated below Baa by Moody’s or BBB by S&P, or determined by the underlying fund’s adviser to be of comparable quality. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as “junk bonds.” Such securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions. See Appendix A for additional information on the bond ratings by Moody’s and S&P.

Generally, high yield, below investment grade securities offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Below investment grade securities and comparable non-rated securities will likely have large uncertainties or major risk exposure to adverse conditions. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by an underlying fund, with a commensurate effect on the value of the underlying fund’s shares.

The markets in which below investment grade securities or comparable non-rated securities are traded generally are more limited than those in which higher-quality securities are traded. The existence of limited markets for these securities may restrict the availability of securities for an underlying fund to purchase and also may restrict the ability of an underlying fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV or to sell securities at their fair value. An economic downturn could adversely affect the ability of issuers of high yield securities to repay principal and pay interest thereon.

While the market values of below investment grade securities and comparable non-rated securities tend to react less to fluctuations in interest rate levels than do those of higher-quality securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, below investment grade securities and comparable non-rated securities generally present a higher degree of credit risk. Issuers of below investment grade securities and comparable non-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss because of default by such issuers is significantly greater because below investment grade securities and comparable non-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior

9

indebtedness. An underlying fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

Synthetic Convertible Securities. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Money Market Instruments. Money market instruments include: U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by U.S. banks (including their branches located outside the United States and subsidiaries located in Canada), U.S. branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

CDs are short-term negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. Government Securities. U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as securities issued by Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or

10

guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates. Since the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, a fund or an underlying fund may invest in obligations issued by such an instrumentality if its adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund or the underlying fund, as the case may be.

Inflation Indexed Securities. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Department of the Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. An underlying fund may also invest in inflation indexed securities with other structures or characteristics as such securities become available in the market. It is currently expected that other types of inflation indexed securities would have characteristics similar to those described below.

U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), calculated with a three-month lag). The U.S. Department of the Treasury issues U.S. TIPS in maturities of five, ten and thirty years. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, an underlying fund will be subject to deflation risk with respect to their investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If an underlying fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the underlying fund may experience a loss if there is a subsequent period of deflation. An underlying fund may also invest in other inflation related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. Although the principal value of these securities declines in periods of deflation, holders at maturity receive no less than par. If inflation is lower than expected during the period an underlying fund holds the security, the underlying fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, an underlying fund investing in inflation indexed securities could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Internal Revenue Code of 1986, as amended (the “Code”).

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example,

11

due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The U.S. Department of the Treasury began issuing inflation indexed bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation indexed bonds, and there may be a more liquid market in certain of these countries for these securities. An underlying fund may invest in inflation indexed securities issued in any country.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of the Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.

Real Estate Investment Trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Code, a REIT is not taxed on net income and gains it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

While an underlying fund will not invest in real estate directly, to the extent it invests in equity or hybrid REITs it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of an underlying fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of net income and gains under the Code or to maintain their exemptions from registration under the 1940 Act. The

12

above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain “special purpose” REITs in which an underlying fund invests may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

It is not uncommon for REITs, after the end of their taxable years, to change the characterization of the net income and gains they have distributed during the preceding year. If this happens, an underlying fund could be required to issue revised notices to its shareholders changing the character of the underlying fund’s distributions.

An underlying fund may invest wholly or partially in REITs by investing in ETFs that invest in REITs.

Mortgage-Related Securities. Mortgage-related securities provide capital for mortgage loans made to residential homeowners and include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as an underlying fund) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.

Interests in pools of mortgage loans generally provide a monthly payment, which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Securities issued by Ginnie Mae and Fannie Mae are fully modified pass-through securities, i.e., the timely payment of principal and interest is guaranteed by the issuer. Freddie Mac securities are modified pass-through securities, i.e., the timely payment of interest is guaranteed by Freddie Mac, principal is passed through as collected but payment thereof is guaranteed not later than one year after it becomes payable.

Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. The mortgage-backed securities guaranteed by Ginnie Mae are backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are stockholder-owned companies chartered by Congress. Fannie Mae and Freddie Mac guarantee the securities they issue as to timely payment of principal and interest, but such guarantee is not backed by the full faith and credit of the United States.

Commercial banks, savings and loan institutions, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. An underlying fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the adviser of the underlying fund determines that the securities are an appropriate investment for the underlying fund.

Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers,

13

and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker that issued the CMO held by a fund, the fund could experience delays in liquidating both its position and losses. An underlying fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. An underlying fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

Governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (for example, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages). As new types of mortgage-related securities are developed and offered to investors, an underlying fund’s adviser may, consistent with the underlying fund’s investment objective and policies, consider making investments in such new types of securities.

The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, an underlying fund may experience a loss (if the price at which the respective security was acquired by the fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the fund was at a discount from par). In addition, prepayments of such securities held by the fund will reduce the share price of the fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of rate increases on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.

Asset-Backed Securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the

14

holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Mortgage Dollar Rolls. Each of the funds, through its investment in certain of the underlying funds, may enter into mortgage dollar rolls. An underlying fund may enter into dollar rolls in which the fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the fund forgoes interest paid on the securities. An underlying fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. An underlying fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

Underlying funds execute mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where a fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The obligation to repurchase securities on a specified future date involves the risk that the market value of the securities an underlying fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy, becomes insolvent or defaults on its obligations, an underlying fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund’s obligation to repurchase the securities. Dollar roll transactions may result in a form of leverage that increases an underlying fund’s sensitivity to interest rate changes and may increase the overall risk of investing in the fund.

Sovereign Government and Supranational Debt. The funds, through investment in certain underlying funds or directly, may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity

15

measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Brady Bonds. Each fund, through its investment in certain of the underlying funds or directly, may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating-rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

A significant amount of the Brady Bonds that the underlying funds may purchase have no or limited collateralization, and an underlying fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the underlying funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect an underlying fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

16

Bank Obligations. Recently enacted legislation will affect virtually every area of banking and financial regulation. The impact of the regulation is not yet known and may not be known for some time. In addition, new regulations to be promulgated pursuant to the legislation could adversely affect an underlying fund’s investments in money market instruments.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency (the “COTC”) and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to an underlying fund, depending upon the principal amount of CDs of each bank held by the underlying fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the COTC and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, Western Asset Management Company (“Western Asset”) will carefully evaluate such investments on a case-by-case basis.

Zero Coupon, Discount and Payment-in-Kind Securities. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

17

Yankee Bonds. Yankee bonds are U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers. As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

Premium Securities. Premium securities are fixed income securities bearing coupon rates higher than prevailing market rates. Premium securities are typically purchased at prices greater than the principal amounts payable on maturity. If securities purchased by an underlying fund at a premium are called or sold prior to maturity, the fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, an underlying fund will recognize a capital loss if it holds such securities to maturity.

When-Issued Securities and Delayed-Delivery Transactions. To secure an advantageous price or yield, each of the funds, through its investment in certain of the underlying funds or directly, may purchase certain securities on a when-issued basis or purchase or sell securities for delayed delivery. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by a fund or an underlying fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, a fund or an underlying fund will rely on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

Fixed income securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and the public’s perception of the creditworthiness of the issuers. In general, fixed income government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing these securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of fixed income securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

In the case of the purchase by a fund or an underlying fund of securities on a when-issued or delayed-delivery basis, a segregated account in the name of the fund consisting of cash or liquid securities equal to the amount of the when-issued or delayed-delivery commitments will be established. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the fund involved. On the settlement date, a fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, the sale of the securities purchased on a when-issued or delayed-delivery basis (which may have a value greater or less than the fund’s payment obligations).

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the underlying funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

Ratings as Investment Criteria. In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings may be used by the underlying funds as initial criteria for the selection of portfolio securities, but the underlying funds also will rely upon the independent advice of their respective advisers to evaluate potential investments. Among the factors that will be considered are the long-term

18

ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase by a fund or an underlying fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of such securities by a fund, but the fund’s subadviser or the adviser of the underlying fund will consider such events in its determination of whether such fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in the NRSROs or their rating systems, or due to a corporate reorganization, a fund or an underlying fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective(s) and policies.

Derivative Transactions

General. Each fund, through its investment in certain of the underlying funds, may invest in certain derivative instruments (also called “Financial Instruments”), discussed below, to attempt to hedge its investments, among other things, as described in the Prospectus. The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, an underlying fund’s ability to use Financial Instruments may be limited by tax considerations. In addition to the instruments, strategies and risks described below, the advisers of the underlying funds expect that additional opportunities in connection with Financial Instruments and other similar or related techniques may become available. These new opportunities may become available as the advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The advisers may utilize these opportunities to the extent that they are consistent with an underlying fund’s investment objective and are permitted by its investment limitations and applicable regulatory authorities. The underlying funds might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulations are not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of Financial Instruments, may make them more costly, and may limit or restrict their use by an underlying fund.

Each Financial Instrument purchased for an underlying fund is reviewed and analyzed by its adviser to assess the risk and reward of each such instrument in relation to the underlying fund’s investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the underlying fund.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in an underlying fund’s portfolio. In a short hedge, an underlying fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that an underlying fund intends to acquire. In a long hedge, an underlying fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, an underlying fund does not own a corresponding security and, therefore, the transaction does not relate to a security the underlying fund owns. Rather, it relates to a security that an underlying fund intends to acquire. If an underlying fund does not complete the hedge by purchasing the security as anticipated, the effect on the underlying fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

19

Financial Instruments on securities may be used to attempt to hedge against price movements in one or more particular securities positions that an underlying fund owns or intends to acquire. Financial Instruments on indexes, in contrast, may be used to attempt to hedge against price movements in market sectors in which an underlying fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of an underlying fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

(1) Successful use of most Financial Instruments depends upon the adviser’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to enhance returns or manage risk.

(2) When Financial Instruments are used for hedging purposes, the historical correlation between price movements of a Financial Instrument and price movements of the investments being hedged might change so as to make the hedge less effective or unsuccessful. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a change in correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree to which correlation between price movements in the index and price movements in the securities being hedged can be accurately predicted.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match an underlying fund’s current or anticipated investments exactly. An underlying fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves the risk that the options or futures position will not track the performance of an underlying fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match underlying fund’s investments well. Options and futures prices are affected by factors that may not affect security prices the same way, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract.

Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures are traded as compared to securities or from the imposition of daily price fluctuation limits or trading halts. An underlying fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in an underlying fund’s options or futures positions have a low correlation with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the hedging strategies discussed above can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if an underlying fund entered into a short hedge because its adviser projected a decline in the price of a security in the underlying fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial

20

Instrument declined by more than the increase in the price of the security, an underlying fund could suffer a loss. In either such case, an underlying fund would have been in a better position had it not attempted to hedge at all.

(4) An underlying fund might be required to maintain segregated assets as “cover” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If an underlying fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair an underlying fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so or require that the underlying fund sell a portfolio security at a disadvantageous time.

(5) An underlying fund may be subject to the risk that the other party to a Financial Instrument (the “counterparty”) will not be able to honor its financial obligation to an underlying fund.

(6) Many Financial Instruments are traded in institutional markets rather than on an exchange. Nevertheless, many Financial Instruments are actively traded and can be priced with as much accuracy as conventional securities. Financial Instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as an underlying fund are not readily marketable and are subject to the underlying fund’s restrictions on illiquid investments.

An underlying fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to an underlying fund.

Options on Securities. Each fund, through its investment in certain of the underlying funds and directly, may engage in transactions in options on securities, which, depending on the fund, may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Certain underlying funds, however, may engage in option transactions only to hedge against adverse price movements in the securities that they hold or may wish to purchase and the currencies in which certain portfolio securities may be denominated. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums a fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by an underlying fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

An underlying fund with option-writing authority may write (a) in-the-money call options when its adviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the adviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when its adviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the

21

underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of an underlying fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, an underlying fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

Certain underlying funds may purchase and sell put, call and other types of option securities that are traded on domestic or foreign exchanges or the over-the-counter market including, but not limited to, “spread” options, “knock-out” options, “knock-in” options and “average rate” or “look-back” options. “Spread” options are dependent upon the difference between the price of two securities or futures contracts, “knock-out” options are canceled if the price of the underlying asset reaches a trigger level prior to expiration, “knock-in” options only have value if the price of the underlying asset reaches a trigger level and, “average rate” or “look-back” options are options where, at expiration, the option’s strike price is set based on either the average, maximum or minimum price of the asset over the period of the option.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. Certain underlying funds with option-writing authority may write options only on national securities exchanges or in the over-the-counter market.

An underlying fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is

22

possible that the underlying funds with authority to engage in options transactions and other clients of their respective advisers and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

In the case of options written by an underlying fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, an underlying fund may purchase or borrow temporarily the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. government securities for which an underlying fund may write covered call options. If a fund writes covered call options on mortgage-backed securities, the securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

Stock Index Options. Each of the funds, through its investment in certain of the underlying funds, may purchase and write put and call options on U.S. stock indexes listed on U.S. exchanges for the purpose of hedging their portfolio holdings. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.

Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the options expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a fund of options on stock indexes will be subject to its adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

23

An underlying fund may engage in stock index options transactions when determined by its adviser to be consistent with the fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. When a fund writes an option on a stock index, the fund will establish a segregated account with its custodian in an amount equal to the market value of the option and will maintain the account while the option is open.

Currency Transactions. Each of the funds, through its investment in certain of the underlying funds, may enter into forward currency exchange transactions. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. An underlying fund that enters into a forward currency contract may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, a fund may sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a fund may purchase a currency forward to “lock in” the price of securities denominated in that currency which it anticipates purchasing.

To attempt to hedge against adverse movements in exchange rates between currencies, an underlying fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the adviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward currency contract to sell the currency the adviser expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency. When the adviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward currency contract to sell a different currency for a fixed amount of the currency expected to decline where the adviser believes that the value of the currency to be sold pursuant to the forward currency contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The underlying fund’s custodian places cash or other liquid assets in a separate account of the fund having a value equal to the aggregate amount of the fund’s commitments under forward currency contracts entered into with respect to position hedges and cross hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the fund’s commitments with respect to such contracts.

At or before the maturity of a forward contract, an underlying fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between a fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

24

The cost to a fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchanges are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated a fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

Foreign Currency Options. Each fund, through its investment in certain of the underlying funds, may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time that the option expires.

An underlying fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the U.S. dollar value of a foreign currency in which a fund’s securities are denominated, for example, will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities that it holds, the fund may purchase put options on the foreign currency. If the value of the currency does decline, the fund will have the right to sell the currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forgo a portion or all of the benefits of advantageous changes in the rates.

Futures Contracts. The purpose of the acquisition or sale of a futures contract by a fund is to mitigate the effects of fluctuations in interest rates or currency or market values, depending on the type of contract, on securities or their values without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. An underlying fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. An underlying fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by an underlying fund, an increase in the value of the futures contracts could only mitigate—but not totally offset—the decline in the value of the underlying fund.

Each fund, through its investment in certain of the underlying funds, may enter into futures contracts or related options on futures contracts that are traded on a domestic or foreign exchange or in the over-the-counter market. Generally, these investments may be made solely for the purpose of hedging against changes in the value

25

of its portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions when the transactions are economically appropriate to the reduction of risks inherent in the management of the fund and not for purposes of speculation, but some underlying funds may enter into futures contracts for non-hedging purposes, i.e., to increase total return. The ability of the underlying funds to trade in futures contracts may be limited by the requirements of the Code, applicable to a regulated investment company.

No consideration will be paid or received by an underlying fund upon the purchase or sale of a futures contract. Initially, an underlying fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when an underlying fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, an underlying fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although an underlying fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, an underlying fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Commodity Exchange Act Regulation. Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to each fund under the CEA. As a result, effective December 31, 2012, each fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish a fund’s positions in such investments may not exceed 5% of the liquidation value of the its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s investments (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, each portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

26

Options on Futures Contracts. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying foreign currency futures contract at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value (“NAV”) of a fund investing in the options.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options on interest rate and foreign currency futures will be based upon predictions by a fund’s adviser as to anticipated trends in interest rates and currency values, as the case may be, which could prove to be incorrect. Even if the expectations of an adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities in the currencies being hedged.

Foreign Commodity Exchanges. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless an underlying fund trading on a foreign commodity exchange hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the fund could incur losses as a result of those changes.

Swaps, Caps, Floors and Collars. Certain underlying funds may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the underlying fund anticipates purchasing at a later date or to attempt to enhance total return. A swap typically involves the exchange by an underlying fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors (such as those listed below). Depending on their structure, swap agreements may increase or decrease the overall volatility of an underlying fund’s investments and its share price because, and to the extent, these agreements affect an underlying fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift an underlying fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

27

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

Certain underlying funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, an underlying fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, an underlying fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, an underlying fund would keep the stream of payments and would have no payment obligations. As the seller, an underlying fund would be subject to investment exposure on the notional amount of the swap, which may be significantly larger than the underlying fund’s cost to enter into the credit default swap. An underlying fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps, and swaptions on credit default swap indices. (See “Options on Swaps” below.)

Certain underlying funds may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the underlying fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to an underlying fund in the event of a default.

Certain underlying funds may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by an underlying fund. In such an instance, an underlying fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of an underlying fund’s portfolio, the underlying fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

The net amount of the excess, if any, of an underlying fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. An underlying fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by an underlying fund.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty The right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. An underlying fund may write (sell) and purchase put and call swaptions. An underlying fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the underlying fund is hedging its assets or its liabilities. An underlying fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. An underlying fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, or to protect against an increase in the price of securities the underlying fund anticipates purchasing at a later date or for any other purpose, such as speculation to increase returns. Swaptions are generally subject to the same risks involved in an underlying fund’s use of options.

28

Depending on the terms of the particular option agreement, an underlying fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When an underlying fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an underlying fund writes a swaption, upon exercise of the option the underlying fund will become obligated according to the terms of the underlying agreement.

Commodity-Linked Derivative Instruments. Investments by an underlying fund in commodity-linked derivative instruments may subject the underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The means by which an underlying fund seeks exposure to commodities, both directly and indirectly, including through derivatives, may be limited by the underlying fund’s intention to qualify as a regulated investment company under the Code.

An exchange-traded commodity futures contract is a derivative that provides for the purchase and sale of a specified type and quantity of a commodity during a stated delivery month for a fixed price. A futures contract on an index of commodities provides for the payment and receipt of cash based on the level of the index at settlement or liquidation of the contract. Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract on a particular commodity with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the next delivery month is less than or more than the price of the expiring contract. If the price for the new futures contract is less than the price of the expiring contract, then the market for the commodity is said to be in “backwardation.” In these markets, roll returns are positive, because the proceeds from the expiring futures contract will be greater than the price of the new contract, resulting in a net gain. The term “contango” is used to describe a market in which the price for a new futures contract is more than the price of the expiring contract. In these markets, roll returns are negative, because the proceeds from the expiring futures contract will be less than the price of the new contract, resulting in a net loss. There is a risk that even when a commodity’s price is rising, contango could create negative roll returns and result in a loss to an underlying fund.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

29

Investment Practices

In attempting to achieve its investment objectives, an underlying fund and/or a fund may employ, among others, the following investment strategies.

Borrowing. Certain of the underlying funds may borrow in certain circumstances. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the NAV of a fund’s shares and in the return on the fund’s portfolio. Although the principal of any borrowing will be fixed, a fund’s assets may change in value during the time the borrowing is outstanding. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the adviser’s strategy and the ability of the fund to comply with certain provisions of the Code in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

Repurchase Agreements. Certain of the underlying funds and each fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. The financial institutions with which a fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by Western Asset. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. Western Asset, acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which a fund enters into repurchase agreements to evaluate potential risks.

Pursuant to an exemptive order issued by the SEC, the funds, along with other affiliated entities managed by the manager or its affiliates, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Securities Lending. Consistent with applicable regulatory requirements, certain underlying funds may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the underlying fund’s board. An underlying fund will not lend portfolio securities to affiliates of Legg Mason unless it has applied for and received specific authority to do so from the SEC. From time to time, an underlying fund may pay to the borrower and/or a third party which is unaffiliated with the underlying fund or Legg Mason and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Although the borrower will generally be required to make payments to a fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

30

Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever an underlying fund lends its portfolio securities: (a) an underlying fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) an underlying fund must be able to terminate the loan at any time; (d) an underlying fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) an underlying fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, an underlying fund must terminate the loan and regain the right to vote the securities.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. An underlying fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Loans will be made to firms deemed by the underlying fund’s adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk.

Short Sales. Each of the funds, through its investment in certain of the underlying funds, may from time to time sell securities short. A short sale is a transaction in which a fund sells a security it does not own in anticipation of a decline in the market price of that security. To effect a short sale, an underlying fund arranges through a broker to borrow the security it does not own to be delivered to a buyer of such security. In borrowing the security to be delivered to the buyer, an underlying fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. A short sale results in a gain when the price of the securities sold short declines between the date of the short sale and the date on which a security is purchased to replace the borrowed security. Conversely, a short sale will result in a loss if the price of the security sold short increases. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money used to secure each transaction.

When an underlying fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the fund’s obligation to cover the short position. An underlying fund may use securities it owns to meet such collateral obligations. Generally, an underlying fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan. Depending on the arrangements with a broker or the custodian, an underlying fund may or may not receive any payments (including interest) on collateral it designates as security for the broker.

In addition, until an underlying fund closes its short position or replaces the borrowed security, the fund, pursuant to the 1940 Act, will designate liquid assets it owns (other than short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short. The amount segregated in this manner will be increased or decreased each business day (called marked-to-the-market) in an amount equal to the changes in the market value of an underlying fund’s obligation to purchase the security sold short. This may limit an underlying fund’s investment flexibility as well as its ability to meet redemption requests or other current obligations.

An underlying fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the fund purchases a security to replace the borrowed security. On the other hand, an underlying fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the fund may be required to pay in connection with a short sale. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. It should be noted that possible losses from short sales differ from those losses that could arise from a cash investment in a security because losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the

31

total amount of the investment in the security. Whenever an underlying fund sells short, it must segregate assets held by its custodian as collateral to cover its obligation, and maintain the collateral in an amount at least equal to the market value of the short position. To the extent that the liquid securities segregated by an underlying fund’s custodian are subject to gain or loss, and the securities sold short are subject to the possibility of gain or loss, leverage is created. The liquid securities utilized by the underlying funds in this respect will normally be primarily composed of equity portfolio securities that are subject to gains or losses and, accordingly, when a fund executes short sales leverage will normally be created.

There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that an underlying fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

An underlying fund has a short position in the securities sold short until it delivers to the broker/dealer the securities sold, at which time the fund receives the proceeds of the sale. An underlying fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.

In addition, as a hedging technique, an underlying fund may purchase call options to buy securities sold short by the underlying fund. Such options would lock in a future price and protect the underlying fund in case of an unanticipated increase in the price of a security sold short by the underlying fund.

Short Sales Against the Box. Each fund, through its investment in certain of the underlying funds, may enter into short sales “against the box.” An underlying fund may enter into a short sale of common stock such that when the short position is open the fund owns an amount of preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as “against the box,” will be entered into by an underlying fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date when an underlying fund delivers the convertible securities to close out its short position. Although prior to delivery an underlying fund will have to pay an amount equal to any dividends paid on the common stock sold short, the fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. An underlying fund will deposit, in a segregated account with its custodian, convertible preferred stock or convertible debt securities in connection with short sales against the box.

Restricted and Illiquid Securities. Each fund, through its investment in certain of the underlying funds or directly, may invest in securities the disposition of which is subject to legal or contractual restrictions. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a fund or an underlying fund has valued the security. Illiquid securities may include (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) TDs maturing in more than seven calendar days; (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets; and (e) securities of new and early stage companies whose securities are not publicly traded.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under these regulations is “liquid.” The funds intend to rely on these regulations, to the extent appropriate, to deem specific securities acquired through private placements as “liquid.” The Board has delegated to each fund’s subadviser or Western Asset, as applicable, the responsibility for determining whether a particular security

32

eligible for trading under these regulations is “liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Restricted securities may be sold only (1) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (such securities are referred to herein as “Rule 144A securities”), or another exemption; (2) in privately negotiated transactions; or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, each fund’s subadviser or Western Asset, as applicable, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments a fund may own. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund is able to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than expected when it decided to sell.

Illiquid securities may be difficult to value and a fund may have difficulty disposing of such securities promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The funds do not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market will be acquired by a fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets.

Reverse Repurchase Agreements. Each fund, through its investment in certain underlying funds, may enter into reverse repurchase agreements, which involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that an underlying fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if an underlying fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and an underlying fund intends to use the reverse repurchase technique only when its adviser believes it will be advantageous to the underlying fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of an underlying fund’s assets. An underlying fund’s custodian bank will maintain a separate account for the underlying fund with securities having a value equal to or greater than such commitment of the underlying fund.

Leveraging. Each of the funds, through its investment in certain of the underlying funds, may from time to time leverage its investments by purchasing securities with borrowed money. A fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the fund’s asset coverage drops below 300%, the fund must reduce its outstanding borrowings within three business days (not including Sundays and holidays) so as to restore its asset coverage to the 300% level.

33

Certain of the underlying funds may borrow from banks, on a secured or unsecured basis, in order to leverage their portfolios. Leverage creates an opportunity for increased returns to shareholders of an underlying fund but, at the same time, creates special risk considerations. Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the NAV of the underlying fund’s shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the NAV of the underlying fund’s shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. Therefore, leverage may exaggerate changes in the NAV of an underlying fund’s shares and in an underlying fund’s yield. Although the principal or stated value of such borrowings will be fixed, an underlying fund’s assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for an underlying fund that can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends an underlying fund will have to pay in respect thereof, the underlying fund’s net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of an underlying fund will be less than if leverage had not been used. If the amount of income for the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to an underlying fund.

Investment in Other Mutual Funds. The investments of each fund are concentrated in underlying funds, so each fund’s investment performance is directly related to the investment performance of the underlying funds held by it. The ability of each fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds by LMGAA. There can be no assurance that the investment objective of any fund or any underlying fund will be achieved.

The underlying funds are subject to management risk. This is the risk that the adviser’s security selection process, which is subject to a number of constraints, may not produce the intended results.

The funds will invest only in classes of shares of the underlying funds that are offered only to institutional and other eligible investors, such as the funds, at NAV and, accordingly, will not pay any sales loads or 12b-1 service or distribution fees in connection with their investments in shares of the underlying funds. The funds, however, will indirectly bear their pro rata share of the fees and expenses incurred by the underlying Legg Mason-affiliated funds that are applicable to the class of shares owned by the fund. The investment returns of each fund, therefore, will be net of the expenses of the underlying funds in which it is invested. These expenses would be in addition to the expenses that the fund bears directly in connection with its own operations.

When a fund redeems shares from an underlying fund, the underlying fund, under certain circumstances, may choose to pay the fund’s net redemption proceeds with an in-kind distribution of a portion of the underlying fund’s securities rather than in cash. If the fund does not want to invest in such securities directly, it will liquidate such securities as soon as practicable. The liquidation of securities may cause a fund to incur brokerage or other transaction costs. In addition, there can be no assurance that when a fund sells these securities, it would receive the value attributed to the securities by the underlying fund.

Securities of Unseasoned Issuers. Each fund, through its investment in certain of the underlying funds or directly, may invest in securities of unseasoned issuers, which may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under federal securities laws. As a result, an underlying fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the underlying fund’s adviser believes it desirable to do so. Investments by an underlying fund in illiquid securities are subject to the risk that should the underlying fund

34

desire to sell any of these securities when a ready buyer is not available at a price that the fund’s adviser deems representative of its value, the value of the underlying fund’s net assets could be adversely affected.

Forward Roll Transactions. Forward roll transactions involve the risk that the market value of the securities sold by an underlying fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by a fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide an underlying fund with the opportunity for higher income, this leveraging practice will increase a fund’s exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause an underlying fund’s NAV per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause an underlying fund’s NAV per share to decrease faster than would otherwise be the case.

Exchange-Traded Funds (“ETFs”). Certain underlying funds may invest in shares of ETFs whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the OTC market. As with other investments in shares of mutual funds, a fund will bear its pro rata portion of the ETF’s expenses, including advisory fees, brokerage, shareholder servicing and other operational expenses. These expenses are in addition to the direct expenses of a fund’s own operations.

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based, sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. Many ETFs are not actively “managed.” Therefore, those ETFs may not sell a security because the security’s issuer was in financial difficulty unless that security is removed from the relevant index. Such an ETF may not perform the same as its benchmark index due to tracking error. An ETF’s return may not match the return of the benchmark index for a number of reasons. For example, the ETF incurs a number of operating expenses not applicable to the benchmark index, and incurs costs in buying and selling securities, especially when rebalancing the ETF’s securities holdings to reflect changes in the composition of the benchmark index, or a representative sample of the benchmark index. The ETF may not be fully invested at times, either as a result of cash flows into the ETF or reserves of cash held by the ETF to meet redemptions and pay expenses. Since the ETF may utilize a sampling approach and may hold futures or other derivative positions, its return may not correlate as well with the return on the benchmark index, as would be the case if the ETF purchased all of the stocks in the benchmark index. Such an ETF would be subject to management risk, which is the risk that the ETF’s adviser security selection process may not produce the intended results. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and they may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, a fund’s risk would be limited to the amount it invested in the ETF.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and a fund will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, a fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs. Gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

35

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

ETFs that invest in commodities may be, or may become subject to CFTC trading regulations that limit the amount of commodity contracts an ETF may hold. Such regulations could hurt the value of such ETFs’ securities. Additionally, some commodity ETFs invest in commodity futures which can lose money even when commodity prices are rising (see “Commodity-Linked Derivative Instruments” above).

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to a fund’s ability to purchase securities issued by other investment companies apply.

Exchange-Traded Notes (“ETNs”). An underlying fund may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are publicly traded on a U.S. securities exchange. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset. When an underlying fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. An underlying fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The Internal Revenue Service and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its NAV.

Master Limited Partnerships (“MLPs”). An underlying fund may invest in MLPs, which are limited partnerships (or similar entities) that are operated by one or more general partners. Limited partners own the remainder of the partnership through limited partnership interests (often referred to as “common units”) and have a limited role in the partnership’s operations and management. Common units generally are registered with the SEC and are publicly traded on U.S. securities exchanges or in the OTC market, and their value generally fluctuates based on prevailing market conditions and the success of the MLP. When investing in an MLP, the fund intends to purchase publicly traded common units.

Investing in MLPs is subject to the risks applicable to investing in a partnership as compared to a corporation, including fewer protections afforded to investors. For instance, owners of common units in an MLP may have limited voting rights and no ability to elect directors. Unitholders of an MLP generally are limited in their liability, but creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

36

MLPs generally engage in natural resources-based activities such as the exploration, development, mining, production, processing, refining, infrastructure related services, transportation, storage and certain marketing of mineral or natural resources, although they may also finance entertainment, research and development and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. Risks involved with investing in an MLP also include the risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. An underlying fund’s investment in an MLP may be adversely affected by market perceptions that the performance and distributions of MLPs are directly tied to commodity prices. In addition, MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns.

Non-Diversified Portfolios. Each fund and certain of the underlying funds are classified as non-diversified investment companies under the 1940 Act. Since, as a non-diversified investment company, each such fund is permitted to invest a greater proportion of its assets in the securities of a small number of issuers, each such fund may be subject to greater risk with respect to its individual portfolio than a fund that is more broadly diversified.

Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in an underlying fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of an underlying fund to make intended security purchases due to settlement problems could cause such fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund because of subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. There is generally less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

INVESTMENT POLICIES

The funds have adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the funds may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the fund. The Board may change non-fundamental investment policies at any time.

37

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

Each fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently no fund contemplates borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

38

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when a fund’s subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over a fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies

39

whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

Due to their investment objectives and policies, each fund will concentrate more than 25% of its assets in the mutual fund industry. In accordance with the funds’ investment programs set forth in the Prospectus, each fund may invest more than 25% of its assets in certain underlying funds. Under Section 12(d)(l)(G) of the 1940 Act, each fund may invest substantially all of its assets in the underlying funds. However, each underlying fund in which the funds may invest will not concentrate more than 25% of its total assets in any one industry.

The funds’ fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Each fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Notwithstanding the foregoing investment restrictions, the underlying funds in which the funds invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a fund to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an underlying fund are located in its SAI.

Non-Diversified Status

Each fund is currently classified as non-diversified under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. A non-diversified fund is not subject to these limitations. Therefore, as a non-diversified fund, a fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the funds are subject to greater risk than diversified funds.

40

Portfolio Turnover

For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by a fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the subadviser or Western Asset, as applicable, deem it advisable to purchase or sell securities.

For the fiscal years ended January 31, 2013 and 2012, the portfolio turnover rates were as follows:

Name of Fund	Fiscal Year Ended 01/31/13	Fiscal Year Ended 01/31/12
Allocation 85%	11%	36%
Allocation 70%	12%	32%
Allocation 50%	13%	31%
Allocation 30%	16%	33%

The underlying funds do not limit their portfolio turnover rates should the adviser deem it advisable to purchase or sell securities. Higher turnover rates may result in higher expenses being incurred by the underlying funds.

Under certain market conditions, a fund may experience high portfolio turnover as a result of its investment strategies. A fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares, (b) change the percentages of its assets invested in each of the underlying funds in response to market conditions and (c) maintain or modify the allocation of its assets between equity and fixed income funds and among the underlying funds within the percentage limits described in the prospectuses.

41

MANAGEMENT

The business and affairs of the funds are conducted by management under the supervision and subject to the direction of their Board. The business address of each Trustee is c/o Kenneth D. Fuller, 100 International Drive, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the funds is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Independent Trustees#:

Paul R. Ades Born 1940	Trustee	Since 1983	Paul R. Ades, PLLC (law firm) (since 2000)	52	None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	52	None

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)	52	None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	52	None

Howard J. Johnson Born 1938	Chairman and Trustee	From 1981 to 1998 and since 2000 (Chairman since 2013)	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	52	None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	52	None

Ken Miller Born 1942	Trustee	Since 1983	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	52	None

42

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
John J. Murphy Born 1944	Trustee	Since 2002	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)	52	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)	52	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired	52	None

43

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee and Officer:

Kenneth D. Fuller† Born 1958	Trustee, President and Chief Executive Officer	Since 2013	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (formerly a registered investment adviser) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)	151	None

#	Trustees who are not “interested persons” of the funds within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Fuller is an “interested person” of the funds, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

44

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years
Additional Officers:

Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Vanessa Williams Born 1979 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer Identity Theft Prevention Officer	Since 2011 Since 2011	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Born 1954 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (since 2002)

45

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years
Richard F. Sennett Born 1970 Legg Mason 100 International Drive 5th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Albert Laskaj Born 1977 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Treasurer	Since 2010	Director of Legg Mason & Co. (since 2013); Vice President of Legg Mason & Co. (2008 to 2013); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office for a fund in the Legg Mason fund complex.

Each Trustee, except for Mr. Fuller previously served as a trustee or director of certain predecessor funds in the fund complex, and each Trustee, except for Mr. Fuller, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in equity securities, including the funds, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing equity mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Independent Trustees were selected to join the Board based upon the following as to each Trustee: character and integrity; service as a board member of predecessor funds; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with the requirements of the Trust’s retirement policies; and the Trustee’s status as not being an “interested person” of the funds, as defined in the 1940 Act. Mr. Fuller was selected to join the Board based upon the following: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and his status as a representative of Legg Mason. Independent Trustees constitute more than 75% of the Board and the Chairman of the Board is an Independent Trustee. Mr. Fuller is an interested person of the fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite

46

attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, the subadviser, and Western Asset, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee.

Each Trustee, except for Mr. Fuller, has served as a board member of the funds and other funds (or predecessor funds) in the fund complex for at least eight years. Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Crane has substantial experience as an economist, academic and business consultant. Mr. Hubbard has substantial experience in business development and was a senior executive of an operating company. Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant. Mr. Jerome Miller had substantial experience as an executive in the asset management group of a major broker/dealer. Mr. Ken Miller has substantial experience as a senior executive of an operating company. Mr. Murphy has substantial experience in the asset management business and has current and prior service on the boards of other mutual funds and corporations. Mr. Schlafly has substantial experience practicing law and also serves as the president of a private corporation and as director of a bank. Mr. Viscione has substantial experience as an academic and senior executive of a major university. Mr. Fuller has been the Chief Executive Officer of the Trust and other funds in the fund complex since 2013 and has substantial investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities and another investment advisory firm. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing Committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee and the Compensation and Nominating Committee (which is a sub-committee of the Governance Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of four Independent Trustees. The Performance Committee is composed of three Independent Trustees and the Chief Executive Officer of the Trust. The Compensation and Nominating Committee is composed of four Independent Trustees. The Chairman of the Board serves as the Chair of the Governance Committee. Where deemed appropriate, the Board may constitute ad hoc committees.

The Chairman of the Board and the chairs of the Audit and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chairman of the Board also serves as a key point person for interaction between management and the other Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chairman of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the funds’ subadviser and Western Asset.

The Audit Committee oversees the scope of the funds’ audit, the funds’ accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the funds’ accounting, auditing and financial reporting practices, the qualifications and independence of the funds’ independent registered public accounting firm and the funds’ compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the

47

Board for ratification, the selection, appointment, retention or termination of the funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent registered public accounting firm and all permissible non-audit services provided by the funds’ independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the funds’ operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the manager, the subadviser and Western Asset as may reasonably be necessary to evaluate the terms of each fund’s investment management agreement, subadvisory arrangements and distribution arrangements.

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the funds and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the funds and their shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the funds, primarily the funds’ manager, the subadviser and Western Asset and, as appropriate, their affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the funds, the Board oversees risk management of the funds’ investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the funds and their service providers. The Board has emphasized to the funds’ manager, the subadviser and Western Asset the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

The funds are subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds’ manager, the subadviser, and Western Asset, the affiliates of the manager, the subadviser and Western Asset, or various service providers to the funds employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the funds’ and the manager’s Chief Compliance Officer and the manager’s chief risk officer, as well as personnel of the subadviser and Western Asset and other service providers, such as the funds’ independent registered public accounting firm,

48

make periodic reports to the Audit Committee, the Performance Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

The Board met 4 times during the fiscal year ended January 31, 2013. The Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee met 4, 1, 4, 4 and 1 time(s), respectively, during the fiscal year ended January 31, 2013.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2012, except for Mr. Fuller, for whom the information is shown as of March 31, 2013.

	Dollar Range of Equity Securities in the Funds ($)				Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee ($)
Name of Trustee	Allocation 85%	Allocation 70%	Allocation 50%	Allocation 30%
Independent Trustees
Paul R. Ades	None	None	None	None	Over 100,000
Andrew L. Breech	None	None	None	None	Over 100,000
Dwight B. Crane	None	None	None	None	Over 100,000
Frank G. Hubbard	None	None	None	1-10,000	Over 100,000
Howard J. Johnson	None	None	None	None	Over 100,000
Jerome H. Miller	None	None	None	None	Over 100,000
Ken Miller	None	None	None	None	Over 100,000
John J. Murphy	None	None	None	None	Over 100,000
Thomas F. Schlafly	None	None	None	None	Over 100,000
Jerry A. Viscione	None	None	None	None	Over 100,000

Interested Trustee
Kenneth D. Fuller	None	None	None	None	Over 100,000

As of December 31, 2012, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser, Western Asset or distributor of the funds, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser, Western Asset or distributor of the funds.

The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Fuller, an “interested person” of the funds, as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The funds pay a pro rata share of the Trustees fees based upon asset size. Each fund currently pays each of the Independent Trustees its pro rata share of: an annual fee of $120,000, plus $20,000 for each regularly scheduled Board meeting attended in person, and $1,000 for each telephonic Board meeting in which that Trustee participates. The Chairman of the Board receives an additional $25,000 per year, the Chair of the Audit Committee receives an additional $15,000 per year and the Chairs of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $12,500 per year. Other members of the Contract Committee, the Performance Committee, and the Compensation and Nominating

49

Committee receive an additional $10,000 per year. Effective January 1, 2013, the Trustee designated as the funds’ audit committee financial expert (as defined in the instructions to Item 3 of Form N-CSR) receives an additional $10,000 per year.

Officers of the Trust receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

Information regarding compensation paid to the Trustees is shown below.

	Aggregate Compensation From the Funds ($)				Total Pension or Retirement Benefits Paid as Part of Fund Expenses ($)	Total Compensation from Fund Complex Paid to Trustee(3) ($)	Number of Portfolios in Fund Complex Overseen by Trustee(2)
Name of Trustee	Allocation 85%(2)	Allocation 70%(2)	Allocation 50%(2)	Allocation 30%(2)
Independent Trustees
Paul R. Ades	5,025	3,523	2,216	1,149	None	210,000	52
Andrew L. Breech	5,084	3,564	2,242	1,163	None	212,500	52
Dwight B. Crane	5,548	3,889	2,446	1,268	None	235,000	52
Frank G. Hubbard	5,025	3,523	2,216	1,149	None	210,000	52
Howard J. Johnson	5,441	3,814	2,399	1,244	None	225,000	52
Jerome H. Miller	5,025	3,523	2,216	1,149	None	210,000	52
Ken Miller	5,025	3,523	2,216	1,149	None	210,000	52
John J. Murphy	5,025	3,523	2,216	1,149	None	210,000	52
Thomas F. Schlafly	5,084	3,564	2,242	1,163	None	212,500	52
Jerry A. Viscione	5,173	3,626	2,281	1,183	None	212,500	52

Interested Trustee
R. Jay Gerken(1)	None	None	None	None	None	None	162
Kenneth D. Fuller(1)	None	None	None	None	None	None	151

(1)

Mr. Gerken retired as a Trustee effective May 31, 2013, and Mr. Fuller became a Trustee effective June 1, 2013. Mr. Gerken was not compensated for his services as a Trustee, and Mr. Fuller will not be compensated for such services, because of their affiliations with the manager.

(2)	Information is for the fiscal year ended January 31, 2013, except for Mr. Fuller, for whom the information is shown as of March 31, 2013.
(3)	Information is for the calendar year ended December 31, 2012.

As of May 3, 2013, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each of the funds.

To the knowledge of the funds, as of May 3, 2013, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of the following classes of the funds:

Fund	Class	Shareholder	Percent of Ownership (%)
ALLOCATION 30%	CLASS A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	84.26%

ALLOCATION 30%	CLASS B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	88.65%

50

Fund	Class	Shareholder	Percent of Ownership (%)
ALLOCATION 30%	CLASS C1	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	36.45%

ALLOCATION 30%	CLASS C1	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	16.78%

ALLOCATION 30%	CLASS C1	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.91%

ALLOCATION 30%	CLASS C1	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5.88%

ALLOCATION 30%	CLASS C1	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	5.86%

ALLOCATION 30%	CLASS C1	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.30%

ALLOCATION 30%	CLASS I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	58.30%

ALLOCATION 30%	CLASS I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	38.16%

ALLOCATION 50%	CLASS A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	85.29%

ALLOCATION 50%	CLASS B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	90.58%

51

Fund	Class	Shareholder	Percent of Ownership (%)
ALLOCATION 50%	CLASS C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	52.40%

ALLOCATION 50%	CLASS C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	16.21%

ALLOCATION 50%	CLASS C	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY ST LOUIS MO 63102-2188	6.11%

ALLOCATION 70%	CLASS A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	86.94%

ALLOCATION 70%	CLASS B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	91.16%

ALLOCATION 70%	CLASS C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	66.87%

ALLOCATION 70%	CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	11.73%

ALLOCATION 70%	CLASS I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	59.75%

ALLOCATION 70%	CLASS I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	36.32%

ALLOCATION 85%	CLASS A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	91.29%

ALLOCATION 85%	CLASS B	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	95.20%

52

Fund	Class	Shareholder	Percent of Ownership (%)
ALLOCATION 85%	CLASS C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	66.43%

ALLOCATION 85%	CLASS C	FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	8.42%

ALLOCATION 85%	CLASS I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY NJ 07311	62.46%

ALLOCATION 85%	CLASS I	WILLIAM L SNYDER MILLERSVILLE MD 21108-2701	37.54%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to each fund, pursuant to an investment management agreement (the “Management Agreement”). LMPFA provides administrative and certain oversight services to each fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. As of March 31, 2013, LMPFA’s total assets under management were approximately $214.7 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $664.6 billion.

The manager has agreed, under each Management Agreement, subject to the supervision of the funds’ Board, to provide each fund with investment research, advice, management and supervision; furnish a continuous investment program for each fund’s portfolio of securities and other investments consistent with each fund’s investment objective, policies and restrictions; and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory arrangements, as described below.

The manager performs administrative and management services as reasonably requested by the funds necessary for the operation of the funds, such as (i) supervising the overall administration of the funds, including negotiation of contracts and fees with and the monitoring of performance and billings of the funds’ transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the funds’ existence; and (v) maintaining the registration and qualification of the funds’ shares under federal and state laws.

Each Management Agreement will continue in effect for its initial term and thereafter from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the

53

outstanding voting securities of the funds (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the funds when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the funds (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement is not assignable by the Trust except with the consent of the manager. Each Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the funds, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

No fee is charged under any Management Agreement.

For the fiscal years ended January 31, 2013, January 31, 2012 and January 31, 2011, the funds had the following reimbursements:

Fund	2013 ($)	2012 ($)	2011 ($)
Allocation 85%	2,357	63,863	35,160
Allocation 70%	107	0	10,236
Allocation 50%	0	0	0
Allocation 30%	15	1,465	8

Subadvisory Arrangements

LMGAA serves as the subadviser to each fund pursuant to a subadvisory agreement between the manager and LMGAA with respect to each fund (each a “Subadvisory Agreement”). LMGAA is a wholly-owned subsidiary of Legg Mason. LMGAA has offices at 620 Eighth Avenue, New York, New York 10018 and provides asset allocation advisory services to mutual funds and Section 529 plans. As of March 31, 2013, LMGAA’s total assets under management were approximately $459.4 billion.

Western Asset manages each fund’s cash and short-term instruments pursuant to an agreement between the manager and Western Asset (each, a “Western Asset Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2013, the total assets under management of Western Asset and its supervised affiliates were approximately $459.4 billion.

Under each Subadvisory Agreement and each Western Asset Agreement, subject to the supervision and direction of the Board and the manager, the subadviser and Western Asset will manage each fund’s portfolio in accordance with the fund’s stated investment objective and policies, assist in supervising all aspects of each fund’s operations, make investment decisions for each fund, place orders to purchase and sell securities and employ professional portfolio managers and securities analysts who provide research services to the fund.

Each Subadvisory Agreement and each Western Asset Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the applicable

54

fund (as defined in the 1940 Act) may terminate a Subadvisory Agreement or a Western Asset Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser or Western Asset. Each of the subadviser and Western Asset may terminate a Subadvisory Agreement or a Western Asset Agreement, as applicable, on 90 days’ written notice to the fund and the manager. Each Subadvisory Agreement and Western Asset Agreement may be terminated upon the mutual written consent of the manager and the subadviser or Western Asset, as applicable. Each Subadvisory Agreement and Western Asset Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser or Western Asset, as applicable, and shall not be assignable by the manager without the consent of the subadviser or Western Asset, as applicable.

The subadviser and Western Asset do not receive a fee from the manager.

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for each of the funds. Unless noted otherwise, all information is provided as of January 31, 2013.

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the funds) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($)
Allocation 85%
Steven Bleiberg	Registered investment companies	20	1.6 billion	None	None

	Other pooled investment vehicles	39	3.3 billion	None	None

	Other accounts	None	None	None	None

Y. Wayne Lin	Registered investment companies	20	1.6 billion	None	None

	Other pooled investment vehicles	None	None	None	None

	Other accounts	None	None	None	None

Patricia Duffy	Registered investment companies	20	1.5 billion	None	None

	Other pooled investment vehicles	None	None	None	None

	Other accounts	None	None	None	None

55

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($)
Allocation 70%
Steven Bleiberg	Registered investment companies	20	1.8 billion	None	None

	Other pooled investment vehicles	39	3.3 billion	None	None

	Other accounts	None	None	None	None

Y. Wayne Lin	Registered investment companies	20	1.8 billion	None	None

	Other pooled investment vehicles	None	None	None	None

	Other accounts	None	None	None	None

Patricia Duffy	Registered investment companies	20	1.7 billion	None	None

	Other pooled investment vehicles	None	None	None	None

	Other accounts	None	None	None	None

Allocation 50%
Steven Bleiberg	Registered investment companies	20	2.0 billion	None	None

	Other pooled investment vehicles	39	3.3 billion	None	None

	Other accounts	None	None	None	None

Y. Wayne Lin	Registered investment companies	20	2.0 billion	None	None

	Other pooled investment vehicles	None	None	None	None

	Other accounts	None	None	None	None

Patricia Duffy	Registered investment companies	20	1.9 billion	None	None

	Other pooled investment vehicles	None	None	None	None

	Other accounts	None	None	None	None

Allocation 30%
Steven Bleiberg	Registered investment companies	20	2.1 billion	None	None

	Other pooled investment vehicles	39	3.3 billion	None	None

	Other accounts	None	None	None	None

56

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($)
Y. Wayne Lin	Registered investment companies	20	2.1 billion	None	None

	Other pooled investment vehicles	None	None	None	None

	Other accounts	None	None	None	None

Patricia Duffy	Registered investment companies	20	2.0 billion	None	None

	Other pooled investment vehicles	None	None	None	None

	Other accounts	None	None	None	None
Portfolio Manager Compensation Structure

LMGAA investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

The level of incentive compensation is determined by the senior management of Legg Mason and is awarded on a discretionary basis. A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned; however, senior management considers a number of factors when determining compensation, including (but not limited to) the performance of LMGAA’s funds relative to their benchmarks and to their relevant peer groups over a 1, 3 and 5-year period.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the funds’ portfolio managers.

The subadviser, the funds and the underlying funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the funds, or by the underlying funds, will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention (funds and underlying funds). A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the

57

management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities (underlying funds). If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit an underlying fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies (underlying funds). At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers (underlying funds). Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager and/or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation (funds and underlying funds). A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of an underlying fund’s portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities (funds and underlying funds). The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager, the subadviser and its affiliates.

58

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by the funds’ portfolio managers as of January 31, 2013.

Fund	Portfolio Manager	Dollar Range of Ownership of Securities ($)
Allocation 85%	Steven Bleiberg	None
Allocation 70%	Steven Bleiberg	None
Allocation 50%	Steven Bleiberg	None
Allocation 30%	Steven Bleiberg	None
Allocation 85%	Y. Wayne Lin	None
Allocation 70%	Y. Wayne Lin	None
Allocation 50%	Y. Wayne Lin	None
Allocation 30%	Y. Wayne Lin	None
Allocation 85%	Patricia Duffy	None
Allocation 70%	Patricia Duffy	None
Allocation 50%	Patricia Duffy	None
Allocation 30%	Patricia Duffy	None

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and any legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of a fund’s shares. Any such waived fees and/or reimbursed expenses are described in the fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a

59

meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense cap, the manager will, as necessary, waive management fees and/or reimburse operating expenses. However, the manager is permitted to recapture amounts previously waived or reimbursed by the manager to a fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense cap shown in the fund’s Prospectus. In no case will the manager recapture any amount that would result, on any particular fund business day, in a fund’s total annual operating expenses exceeding the expense cap.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as each fund’s sole and exclusive distributor pursuant to a written agreement (the “distribution agreement”) dated August 5, 2010.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of a fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares.

The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees who are not parties to such agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the funds, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from the funds (with respect to a fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by a fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in a fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

60

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with the funds. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by a fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for the funds to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of a fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of a fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for the funds will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

The funds generally pay the transfer agent for certain recordkeeping and administrative services. In addition, the funds may pay financial intermediaries for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the funds. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, the funds reimburse LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to a fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to a fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of the funds to customers and in doing so may create conflicts of interest between the

61

firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from a fund and/or from LMIS, LMPFA and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of the fund.

Initial Sales Charge

The aggregate dollar amounts of initial sales charges on Class A shares for the funds received by LMIS were as follows for the fiscal year ended January 31, 2013:

Name of Fund	2013 ($)	2012 ($)	2011 ($)
Allocation 85%	296,169	308,000	227,547
Allocation 70%	168,581	186,000	167,983
Allocation 50%	139,383	144,000	138,754
Allocation 30%	35,271	43,000	37,285

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A, Class B, Class C and Class C1† shares for the funds received and retained by LMIS were as follows for the fiscal year ended January 31, 2013:

	Class A
Name of Fund	2013 ($)	2012 ($)	2011 ($)
Allocation 85%	602	—	160
Allocation 70%	539	—	280
Allocation 50%	935	—	62
Allocation 30%	204	—	216

	Class B
Name of Fund	2013 ($)	2012 ($)	2011 ($)
Allocation 85%	134,331	218,000	182,723
Allocation 70%	72,601	138,000	148,444
Allocation 50%	43,582	91,000	78,073
Allocation 30%	26,724	43,000	25,268

	Class C
Name of Fund	2013 ($)		2012 ($)	2011 ($)
Allocation 85%	596		1,000	917
Allocation 70%	964		1,000	1,759
Allocation 50%	1,120		1,000	479
Allocation 30%*	29	†	1,000	372

Name of Fund	Class C1
Period from August 1, 2012 to January 31, 2013 ($)
Allocation 30%*	1,673

*	Effective August 1, 2012, Class C shares of Allocation 30% were reclassified as Class C1 shares and Class R1 shares of Allocation 30% were reclassified as Class C shares.
†	For the period August 1, 2012 (inception date) to January 31, 2013.

Shareholder Services and Distribution Plan

The Trust, on behalf of each fund, has adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B, Class C, Class C1,

62

Class FI, Class R and Class R1 shares. Under the 12b-1 Plan, each fund, except Allocation 30%, pays distribution fees to LMIS for the services it provides and expenses it bears with respect to the distribution of Class B, Class C, Class R and Class R1 shares and service fees for Class A, Class B, Class C, Class FI, Class R and Class R1 shares. Allocation 30% pays distribution fees to LMIS for the services it provides and expenses it bears with respect to the distribution of Class B, Class C, Class C1 and Class R shares and service fees for Class A, Class B, Class C, Class C1, Class FI and Class R shares. The distributor will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. Each fund, except Allocation 30%, pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B, Class C, Class FI, Class R and Class R1 shares. In addition, each fund, except Allocation 30%, pays distribution fees with respect to Class B and Class C shares at the annual rate of 0.75% of the fund’s average daily net assets attributable to each such class. Allocation 30% pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B, Class C, Class C1, Class FI and Class R shares. Allocation 30% pays distribution fees with respect to Class B, Class C, Class C1 and Class R shares at the annual rate of 0.50%, 0.75%, 0.45% and 0.25%, respectively, of the fund’s average daily net assets attributable to each such class. Each fund, except Allocation 30%, pays distribution fees with respect to Class R and Class R1 shares at an annual rate of 0.25% and 0.75%, respectively, of the fund’s average daily net assets attributable to each such class.

Fees under the 12b-1 Plan may be used to make payments to the distributor for distribution services, Service Agents and other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The funds may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A, Class B, Class C and Class C1 investors.

The 12b-1 Plan permits the funds to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the funds will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The funds may pay the fees to the distributor and others until the 12b-1 Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the funds. In their annual consideration of the continuation of the 12b-1 Plan for the funds, the Trustees will review the 12b-1 Plan and the expenses for each class within the funds separately.

The 12b-1 Plan also recognizes that various service providers to the funds, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the funds for other purposes, such as management fees, and that the funds’ distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph “Qualified Trustees”). The Qualified Trustees, in the exercise of their business judgment in the best interests of the shareholders of the funds and each class, have approved the continuation of

63

the 12b-1 Plan. The 12b-1 Plan requires that the funds and the distributor provide to the Board and the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office. The 12b-1 Plan may be terminated with respect to any class of the funds at any time by a vote of a majority of the funds’ Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The funds will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the funds will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, the distributor acts as an agent of the funds in connection with the offering of shares of the funds pursuant to the distribution agreement.

Dealer reallowances, if any, are described in the funds’ Prospectus.

The following service and distribution fees were incurred by the funds pursuant to the 12b-1 Plan during the fiscal year ended January 31, 2013:

Name of Fund	Class A ($)	Class B ($)	Class C ($)	Class C1 ($)
Allocation 85%	1,354,174	806,668	155,943	N/A
Allocation 70%	953,056	484,205	170,436	N/A
Allocation 50%	601,487	283,476	129,792	N/A
Allocation 30%*	319,560	96,440	877	37,082

*	Effective August 1, 2012, Class C shares of Allocation 30% were reclassified as Class C1 shares and Class R1 shares of Allocation 30% were reclassified as Class C shares.

Distribution expenses incurred by LMIS during the fiscal year ended January 31, 2013 for compensation to Service Agents, printing costs of prospectuses and marketing materials are expressed in the following table:

	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Current Expenses ($)

Allocation 85%
Class A	1,351,280	0	454,056	6,698	1,812,034
Class B	773,594	25,331	21,729	1,155	821,809
Class C	149,623	2,557	8,135	200	160,515

Allocation 70%
Class A	950,951	0	277,939	5,255	1,234,145
Class B	447,836	15,200	11,500	820	475,356
Class C	160,558	4,115	11,753	232	176,658

Allocation 50%
Class A	600,413	0	203,586	3,341	807,340
Class B	258,679	8,900	7,725	476	275,780
Class C	110,564	8,238	16,480	173	135,455

Allocation 30%
Class A	318,895	0	125,391	1,686	445,972
Class B	88,247	2,693	4,142	210	95,292
Class C*	318	214	2,195	0	2,727
Class C1*	23,324	2,981	3,791	72	35,168

*	Effective August 1, 2012, Class C shares of Allocation 30% were reclassified as Class C1 shares and Class R1 shares of Allocation 30% were reclassified as Class C shares.

64

No information is presented for Class FI, Class R or Class R1 shares because no shares of those classes were outstanding during the fiscal year ended January 31, 2013.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of the funds, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies nor decides which securities a fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the funds’ securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the funds’ transfer agent. Under the transfer agency agreement with BFDS, BFDS maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds and distributes dividends and distributions payable by the funds. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the funds during the month, and is reimbursed for out-of-pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with BFDS with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with BNY, BNY maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds and distributes dividends and distributions payable by the funds. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for a fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust and the funds.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon each fund’s financial statements and financial highlights for the fiscal year ending January 31, 2014.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the funds, the manager, the subadviser and Western Asset and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of

65

the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics of the funds, the manager, the subadviser and Western Asset and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has delegated proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the funds, as applicable, to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the funds, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

The subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the funds’ portfolio securities are voted, a copy of which is attached as Appendix B to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on the funds’ website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the funds’ Prospectus for a discussion of which classes of shares of a fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the funds. When purchasing shares of a fund, investors must specify whether the purchase is for Class A, Class C, Class C1, Class FI, Class R, Class R1 or Class I shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the funds’ Prospectus.

There are minimum investment requirements of $1,000 for initial investments and $50 for subsequent investments for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA or its affiliates (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its affiliates, (iv) the “immediate families” of such persons (“immediate families”

66

are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by a fund prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to a fund’s transfer agent in accordance with their agreed-upon procedures. Payment must be made with the purchase order.

Class B Shares. The funds no longer offer Class B shares for new purchases by new and existing investors. Individual investors who owned Class B shares may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are available for incoming exchanges and for reinvestment of dividends and capital gain distributions.

Class C1 Shares of Allocation 30% (Class C Shares prior to August 1, 2012). Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

Class I Shares. The following persons are eligible to purchase Class I shares: (i) current employees of a fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or the transfer agent. The Systematic Investment Plan authorizes the distributor to apply cash held in the shareholder’s brokerage account to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the funds’ Prospectus.

67

Members of the selling group may receive a portion of the sales charge as described in the Prospectus and may be deemed to be underwriters of a fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of a fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012), you will pay a contingent deferred sales charge of 1.00%. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class C1 Shares of Allocation 30% (Class C Shares prior to August 1, 2012). Class C1 shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

LMIS generally will pay Service Agents selling Class C1 shares a commission of up to 0.75% of the purchase price of the Class C1 shares of Allocation 30% they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C1 shares of Allocation 30% serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up 0.70% of the average daily net assets represented by the Class C1 shares of Allocation 30% serviced by them.

Class FI, Class R, Class R1 and Class I Shares. Class FI, Class R, Class R1 and Class I shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)	sales to any employees of Service Agents having dealer, service or other selling agreements with the funds’ distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in a fund, provided the reinvestment is made within 60 calendar days of the redemption;

68

(e)	purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS; and

(g)	purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or a fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege — allows you to combine the current value of shares of a fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or a fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent — Helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

69

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your Asset Level Goal.

The eligible funds may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the funds’ Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted will be held in escrow during

70

the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares, (b) Class C shares; (c) Class C1 shares of Allocation 30% (formerly Class C); and (d) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012). Class C shares and Class C1 (formerly Class C) shares of Allocation 30% that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the Prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Was Made	Contingent Deferred Sales Charge (Allocation 85%, Allocation 70%, Allocation 50%) (%)	Contingent Deferred Sales Charge (Allocation 30%) (%)
First	5.00	4.50
Second	4.00	4.00
Third	3.00	3.00
Fourth	2.00	2.00
Fifth	1.00	1.00
Sixth and thereafter	0.00	0.00

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be

71

converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The funds’ distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on Class C shares of each fund and Class C1 shares of Allocation 30% purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), that are authorized by the distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C or Class C1 shares for Class A shares of an applicable fund sold by the distributor, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C and Class C1 shares may be purchased by plans investing less than $3 million. Class C and Class C1 shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

72

If a participating plan’s total Class C and Class C1 shares in all non-money market funds sold by the distributor equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C and Class C1 shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C and Class C1 shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C and Class C1 shares, but instead may acquire Class A shares of the same fund. Any Class C and Class C1 shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C and Class C1 shares exchange privileges applicable to their plan.

Determination of Public Offering Price

The funds offer their shares on a continuous basis. The public offering price for each class of shares of each fund is equal to the NAV per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class C, Class C1, Class FI, Class R, Class R1 and Class I shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the NAV per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge, however, is imposed on certain redemptions of Class C and Class C1 shares, and on Class A shares when purchased in amounts equaling or exceeding $1,000,000.

Set forth below is an example of the method of computing the offering price of the Class A shares of each fund based on the NAV of a share of the fund as of January 31, 2013.

Allocation 85%
Class A (based on a NAV of $14.81 and a maximum initial sales charge of 5.75%)	$15.71
Allocation 70%
Class A (based on a NAV of $14.39 and a maximum initial sales charge of 5.75%)	$15.27
Allocation 50%
Class A (based on a NAV of $13.23 and a maximum initial sales charge of 5.75%)	$14.04
Allocation 30%
Class A (based on a NAV of $12.53 and a maximum initial sales charge of 4.25%)	$13.09

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the

73

markets the funds normally utilize is restricted, or an emergency exists, as determined by the SEC, so that disposal of the funds’ investments or determination of NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the funds’ shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request.

Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The funds and their agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The funds reserve the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. The Withdrawal Plan will be carried over on exchanges between funds sold by the distributor or classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at NAV in additional shares of the fund.

For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Legg Mason Institutional Funds Systematic Withdrawal Plan

Certain shareholders of Class FI or Class I shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of

74

proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to a fund or a Service Agent to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying a fund or a Service Agent. Each fund, its transfer agent and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Redemptions in Kind

If a fund’s manager determines that it would not be in the best interests of a fund’s remaining shareholders to make a redemption payment wholly in cash, the fund may honor a redemption request by delivering portfolio securities to a shareholder to pay all or a portion of the redemption proceeds. However, a fund will not use securities to satisfy any request for redemption, or combination of requests from the same shareholder in any 90-day period, if the total redemption amount does not exceed $250,000 or 1% of the net assets of the fund, whichever is less. When a redemption is paid “in kind,” the securities distributed to the redeeming shareholder will be valued in accordance with the procedures described under “Share price” in the funds’ Prospectus. Because a redemption in-kind may be used during times when the markets experience increased illiquidity, these valuation methods may include fair value estimations and a shareholder may have difficulty selling those securities at the valuation price. A shareholder receiving securities from a fund may incur costs in holding and when subsequently selling those securities, and the market price of those securities will be subject to fluctuation until they are sold. A fund will not use securities to pay redemptions by LMIS or other affiliated persons of the fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the distributor. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class FI, Class R, Class R1 and Class I Exchanges. Class A, Class FI, Class R, Class R1 and Class I shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges. Funds that offered Class B shares prior to July 1, 2011 continue to make them available for incoming exchanges. Class B shares of a fund may be exchanged for Class B shares of other funds without a contingent deferred sales charge at the time of exchange. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges. Class C shares of a fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Class C1 Exchanges. Investors that hold Class C1 (formerly Class C) shares of Allocation 30% may exchange those shares for Class C1 shares of other funds sold by the distributor, or if a fund does not offer Class

75

C1, for Class C shares. However, once an investor exchanges Class C1 shares for Class C shares, the investor would not be permitted to exchange from Class C shares back to Class C1 shares.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C or Class C1 shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs with Exchange Features” for additional information.

Additional Information Regarding the Exchange Privilege.

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, a fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the funds’ Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The NAV per share of each class of each fund is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class will differ. Please see the Prospectus for a description of the procedures used by each fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions and Western Asset manages the cash and short-term instruments of each fund.

Decisions to buy and sell investments in the underlying funds are made by the underlying funds’ investment advisers, subject to the overall supervision and review of the boards.

76

The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents. A fund will pay a spread or commission in connection with such transactions. Commissions are negotiated with brokers on such transactions. The aggregate brokerage commissions paid by each fund for the three most recent fiscal years are set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to each Subadvisory Agreement, the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to a fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers that effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which the subadviser manages. Similarly, research services furnished to the subadviser by brokers that effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

For the fiscal year ended January 31, 2013, the funds did not pay commissions or direct brokerage transactions related to research services.

The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The funds’ Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

77

Aggregate Brokerage Commissions Paid

For the fiscal years ended January 31, 2013, January 31, 2012 and January 31, 2011, each fund paid aggregate brokerage commissions as set forth in the table below.

	2013 ($)(1)	2012 ($)	2011 ($)(1)
Allocation 85%	0	15,471	0
Allocation 70%	0	10,597	0
Allocation 50%	0	5,608	0
Allocation 30%	0	0	0

(1)	The funds did not have sales of securities during the fiscal years ended January 31, 2013 and 2011 since no securities were received on redemptions of shares of underlying funds.

For the fiscal years ended January 31, 2013, January 31, 2012 and January 31, 2011, the funds did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the other clients of the subadviser. Investment decisions for the funds and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for a fund and for other portfolios managed by the subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

As of January 31, 2013, none of the funds held securities issued by their regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds’ Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General rules/Website disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

78

The funds in this SAI currently disclose their complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Ongoing arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of March 31, 2013, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None

A.S.A.P. Advisor Services, Inc.	Quarterly	8-10 Days after Quarter-End

Bloomberg L.P.	Quarterly	Sent 6 Business Days after Quarter-End

Lipper Analytical Services Corp.	Quarterly	Sent 6 Business Days after Quarter-End

Morningstar	Quarterly	Sent 8-10 Days after Quarter-End

Institutional Shareholder Services (Proxy Voting Services)	As necessary	None

Thomson/Vestek	Daily	None

FactSet	Daily	None

The Bank of New York Mellon	Daily	None

Thomson	Semi-annually	None

SunGard/Protegent (formerly Dataware)	Daily	None

ITG	Daily	None

The Northern Trust Company	Daily	None

Middle Office Solutions, LLC	Daily	None

NaviSite, Inc.	Daily	None

79

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None

Frank Russell	Monthly	1 Day

Callan Associates	Quarterly	Sent 8-10 Days after Quarter-End

Mercer LLC	Quarterly	Sent 8-10 Days after Quarter-End

eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter-End

Rogerscasey	Quarterly	Sent 8-10 Days after Quarter-End

Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter-End

Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter-End

Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter-End

Prima Capital	Quarterly	Sent 8-10 Days after Quarter-End

Investor Tools	Daily	None

Advent	Daily	None

BARRA	Daily	None

Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End

Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End

Quantitative Services Group	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

Fitch	Monthly	6-8 Business Days

Liberty Hampshire	Weekly and Month End	None

SunTrust	Weekly and Month End	None

S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

Electra Information Systems	Daily	None

Cabot Research	Weekly	None

Goldman Sachs	Daily	None

Chicago Mercantile Exchange	Daily	None

Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter-End

Broadridge	Daily	None

DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month-End

Interactive Data Corp.	Daily	None

Citigroup Global Markets Inc.	Daily	None

Glass Lewis & Co.	Daily	None

Fidelity	Quarterly	5 Business Days

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the

80

portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

81

Limitations of policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or a subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

THE TRUST

The funds are series of Legg Mason Partners Equity Trust (referred to in this section as the “trust”), a Maryland statutory trust. The certificate of trust to establish the trust was filed with the State of Maryland on October 4, 2006. On April 16, 2007, each fund was redomiciled as a series of the trust. Prior thereto, each fund was a series of Legg Mason Partners Investment Trust, a Massachusetts business trust. Prior to the reorganization of each fund as a series of Legg Mason Partners Investment Trust, each fund was a series of Legg Mason Partners Lifestyle Series, Inc., a Maryland corporation.

A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The funds are not required to hold an annual meeting of shareholders, but the funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The

82

provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or employees of the trust, or that limits the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The funds may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the funds with identification required by law, or if the funds are unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the funds information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the funds may disclose such ownership if required by law or regulation, or as the trustees otherwise decide.

Small Accounts

The declaration provides that the funds may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the funds to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the funds, as a series of the trust, represents an interest in the funds only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the funds and requires the funds to indemnify a shareholder against any loss or expense arising from any such liability. The funds will assume the defense of any claim against a shareholder for personal liability at the request of the

83

shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, in connection with the affairs of the trust. Each trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the trust. All actions and omissions of trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The declaration limits a trustee’s liability to the trust or any shareholder to the full extent permitted under current Maryland law by providing that a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust to the fullest the extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board or of a committee of the Board, lead independent trustee or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the funds or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the trustees. The declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the declaration. The declaration also requires that in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent trustees determines that maintaining the suit would not be in the best interests of the funds, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not consistent with the standard of performance required of the trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the trust in connection with the consideration of the demand if, in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions

84

by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each fund and its shareholders. The discussion is very general. Each current and prospective shareholder is therefore urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Tax Treatment of the Funds

Each fund will be treated as a separate taxpayer for federal income tax purposes. Each fund has elected to be treated and intends to qualify each year as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies (such as the underlying funds), U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

The fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, the fund fails one of these tests and does not timely cure the failure, the fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Underlying fund investments in partnerships, including in qualified publicly traded partnerships, may result in an underlying fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided such fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain plus or minus certain adjustments) and (ii) 90% of its net

85

tax-exempt income for the taxable year. Each fund will be subject to income tax at regular corporation tax rates on any taxable income or gains that it does not distribute to its shareholders.

Distributions received by a fund from an underlying fund attributable to the underlying fund’s investment company taxable income including distributions of short-term capital gains are taxable as dividend income to the fund. A fund may not offset short-term capital gains distributed by the underlying funds against other realized losses or capital loss carryovers, if any. Distributions received by a fund from an underlying fund attributable to the excess of the underlying fund’s net long-term capital gain over its net short-term capital loss and that are properly reported as “capital gain dividends” are taxable as long-term capital gain to the fund, regardless of how long the fund has held the underlying fund’s shares. Upon the sale or other disposition by a fund of shares of any underlying fund, the fund generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the fund’s holding period for the shares. Fund losses realized upon redemptions from underlying funds may be deferred indefinitely as investments made into the same underlying funds within thirty days before or after the redemption may trigger “wash sale” tax rules, which defer the recognition of losses. Redemptions from the underlying funds will be recognized as redemptions and not treated as dividends for tax purposes.

The unused capital loss carryforwards of Allocation 85%, Allocation 70%, Allocation 50%, and Allocation 30% as of January 31, 2013 were approximately $13,899,174, $43,628,445, $18,350,206 and $12,199,942, respectively. For U.S. federal income tax purposes, each such respective amount is available to be applied against future capital gains of the related fund that are realized prior to the expiration of the applicable carryforward.

The carryovers expire as follows:

	No Expiration ($)	2014 ($)	2015 ($)	2016 ($)	2017 ($)	2018 ($)	2019 ($)
Allocation 85%	—	—	—	—	—	7,273,349	6,625,825
Allocation 70%	13,190,061	5,972,151	—	—	4,200,689	13,201,741	7,063,803
Allocation 50%	—	—	—	—	2,216,336	13,178,522	2,955,348
Allocation 30%	—	2,019,831	2,356,048	1,485,293	839,335	4,454,972	1,044,463

Under the Regulated Investment Company Modernization Act of 2010, a fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax. In certain situations, a fund may, for a taxable year, defer all or a portion of its capital losses (and currency losses, if any) realized after October until the next year. Such deferrals, and other rules regarding gains and losses realized after October (or December) may affect the tax character of distributions.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and

86

distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s earnings and profits. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. The failure of an underlying fund to remain qualified as a regulated investment company could, in turn, cause a fund investing in such underlying fund to fail to satisfy the RIC asset diversification requirements.

Tax Treatment of the Underlying Funds

Each underlying fund intends to continue to qualify annually to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an underlying fund qualifies as a regulated investment company and timely distributes all of its taxable income, the underlying fund generally will not pay any U.S. federal income or excise tax. The underlying funds are subject to the same asset diversification and income distribution requirements applicable to the funds.

An underlying fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by such underlying fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the underlying fund and defer underlying fund losses. These rules could therefore affect the character, amount and timing of distributions to the funds and thus to the shareholders. These provisions also (a) will require an underlying fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the underlying fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable underlying fund, that underlying fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each underlying fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the underlying fund as a regulated investment company.

An underlying fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by an underlying fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the underlying fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the underlying fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the underlying fund.

As a result of entering into swap contracts, an underlying fund may make or receive periodic net payments. An underlying fund may also make or receive a payment when a swap is terminated prior to maturity through an

87

assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the underlying fund has been a party to the swap for more than one year). With respect to certain types of swaps, an underlying fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

An underlying fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market or constructive sale rules or rules applicable to PFICs (as defined below), or partnerships, trusts in which the underlying fund invests, certain options, futures or forward contracts, or “appreciated financial positions,” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the underlying fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. An underlying fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses. In certain situations, an underlying fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and its late-year ordinary losses (deferred as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when an underlying fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in an underlying fund’s hands. Except with respect to certain situations where the property used by an underlying fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by an underlying fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by an underlying fund for more than one year. In general, an underlying fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

The Code contains a provision codifying the judicial economic substance doctrine, which has traditionally been used by courts to deny tax benefits for transactions that lack economic substance; a strict liability penalty is imposed for an understatement of tax liability due to a transaction’s lack of economic substance.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by an underlying fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by an underlying fund will reduce the return from the underlying fund’s investments.

If more than 50% of the value of an underlying fund’s assets at the close of its taxable year consists of stocks or securities of foreign corporations, that underlying fund may elect for U.S. federal income tax purposes to treat certain foreign taxes paid by it as paid by the funds that own its shares. Such a fund would then be required to include its proportionate share of the electing underlying fund’s foreign income and related foreign taxes in income even if the fund does not receive the amount representing foreign taxes. Each of the funds may invest in some underlying funds

88

that expect to be eligible to make the above-described election. If so, a fund may, in turn, make a corresponding election to treat the foreign taxes as paid by its shareholders. Accordingly, the shareholders of the fund may have an option of claiming a foreign tax credit or deduction for foreign taxes paid by the underlying funds.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time an underlying fund accrues income, receivables, expenses or other liabilities denominated in a foreign currency and the time the underlying fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the underlying fund were to elect otherwise.

Tax Credit Bonds. If a fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the fund’s taxable year, and the fund satisfies the minimum distribution requirement, the fund may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” or certain other specified bonds. If a fund were to make an election, a shareholder of the fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Passive Foreign Investment Companies. If an underlying fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the underlying fund to its shareholders. Additional charges in the nature of interest may be imposed on the underlying fund in respect of deferred taxes arising from such distributions or gains.

If an underlying fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, such underlying fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the underlying fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable underlying fund, that underlying fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the underlying fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, an underlying fund may make a mark-to-market election that will result in the underlying fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the underlying fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the underlying fund and, once made, would be effective for all subsequent taxable years of the underlying fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, such underlying fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The underlying fund may have to

89

distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable underlying fund, that underlying fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Each underlying fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders (including a fund invested in an underlying fund) of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. The maximum long-term capital gain income tax rate is 15% for noncorporate shareholders with incomes below $400,000 ($450,000 if married filing jointly) and 20% for individuals with any income above those amounts that is net long-term capital gain or qualified dividend income. Such distributions will not be eligible for the dividends-received deduction. All other dividends (including dividends from short-term capital gains) of a fund from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by a fund to an individual in a particular taxable year that is attributable to qualified dividend income received by

90

the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Dividends received by a fund from a real estate investment trust or another regulated investment company (such as an underlying fund) generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

Each fund or your Service Agent will send you information after the end of each year setting forth the amount of dividends paid by the fund that is eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

If an underlying fund derives dividends from domestic corporations, a portion of the income distributions of a fund that invests in that underlying fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify. The dividends received deduction is reduced to the extent the shares of the corporation paying the dividend, the shares of the underlying fund or the shares of the fund receiving the dividends are treated as debt-financed under U.S. federal income tax law and is eliminated if either the shares of the corporation paying the dividend, the shares of the underlying fund or the shares of the fund receiving the dividends are deemed to have been held by the underlying fund, the fund or the shareholders, as the case may be, for less than a minimum period, generally 46 days, during a prescribed period with respect to each dividend. Dividends received by an underlying fund from a real estate investment trust will not be considered a dividend for this purpose. Dividends received by a fund or underlying fund from a regulated investment company will be eligible for the deduction for dividends received only to the extent distributions are made out of eligible dividends received by such regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not eligible for the dividends received deduction.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with

91

respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Under current law, each fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by a fund from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause a fund to designate some or all of its distributions as “excess inclusion income.” To a fund’s shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-US shareholders even from tax treaty countries; and (4) cause a fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then by January 31 of the year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

The funds, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, a fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. (For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.)

A shareholder may instruct a fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the

92

average basis method applied, the basis of a fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with a fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Medicare Tax. Beginning in 2013, a 3.8% Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Backup Withholding. A fund may be required to withhold, for U.S. federal income tax purposes, at a current rate of 28% (“backup withholding”) from dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of stocks or securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.

93

If a fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a foreign shareholder from the fund attributable to a REIT’s distribution to the fund of gain from a sale or exchange of a U.S. real property interest and gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the foreign shareholder having additional filing requirements.

For taxable years beginning before January 1, 2014, properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a fund’s “qualified net interest income” (generally, a fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund’s “qualified short-term capital gains” (generally, the excess of a fund’s net short-term capital gain over a fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2014, distributions that a fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and a fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of a fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by a fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of a fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a fund on or before December 31, 2013 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of a fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of a fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a foreign shareholder from a fund and redemptions of a foreign shareholder’s interest in a fund attributable to a REIT’s distribution to a fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if a fund’s direct or indirect interests in U.S. real property were to exceed certain levels. The rule with respect to distributions and redemptions attributable to a REIT’s distribution to a fund will not expire for taxable years beginning on or after January 1, 2014.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a fund’s participation in a wash sale transaction or its payment of a substitute dividend.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), each fund will be required to withhold 30% of certain ordinary dividends it pays after December 31, 2013, and 30% of the gross

94

proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by a fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service (“IRS”) in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The IRS has indicated that an FFI that is subject to the information sharing requirement will need to enter into such an agreement with the IRS in sufficient time to ensure that it will be identified as FATCA-compliant in sufficient time to allow a fund to refrain from withholding beginning on January 1, 2014. A non-U.S. entity that invests in a fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in a fund.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statements of Assets and Liabilities as of January 31, 2013, including the Schedules of Investments as of January 31, 2013, Statements of Operations for the fiscal year ended January 31, 2013, Statements of Changes in Net Assets for each of the fiscal years in the two-year period ended January 31, 2013, Financial Highlights for each of the years or periods in the five-year period ended January 31, 2013, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of each fund), are incorporated by reference into this SAI (filed on March 26, 2013; Accession Number 0001193125-13-125867).

95

Appendix A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s, a subsidiary of The McGraw-Hill Companies, Inc., and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated “B” are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, “B” ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “R1” (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “R2” (superior), or “R3” (good) or “R4” (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “R4” (average) or “R5” (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “R6” (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the “B” or “CCC-C” categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC,” or to Short-term ratings other than “F1.” (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF”: Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

LEGG MASON GLOBAL ASSET ALLOCATION, LLC

Proxy Voting Policy and Procedures

March 2012

I.	TYPES OF ACCOUNTS FOR WHICH LMGAA VOTES PROXIES

II.	GENERAL GUIDELINES

III.	HOW LMGAA VOTES

IV.	PROXY VOTING FOR FUNDS OF FUNDS

V.	PROXY VOTING WITH RESPECT TO EXCHANGE-TRADED FUND SHARES

VI.	CONFLICTS OF INTEREST PROCEDURES

VII.	OTHER CONSIDERATIONS

VIII.	DISCLOSURE OF PROXY VOTING

IX.	RECORDKEEPING AND OVERSIGHT

LEGG MASON GLOBAL ASSET ALLOCATION, LLC

Proxy Voting Policy and Procedures

I. TYPES OF ACCOUNTS FOR WHICH LMGAA VOTES PROXIES

Legg Mason Global Asset Allocation, LLC (“LMGAA” or “we”) provides investment advisory services consisting primarily of asset allocation and manager or fund selection advisory services to clients as an adviser to a “Fund of Funds,” as an adviser to a Section 529 college savings plan (“529 Plan”) or as a “Manager of Managers.”

“Fund of Funds” clients include U.S. registered investment companies advised by LMGAA that invest in shares of U.S. registered investment companies (“Underlying Funds”). 529 Plans advised by LMGAA also invest in shares of Underlying Funds. Any proxy voting with respect to shares of Underlying Funds held by a Fund of Funds or a 529 Plan, for which LMGAA acts as an adviser or sub-adviser with the power to vote proxies, is subject to this Proxy Voting Policy and Procedure.

LMGAA advises other clients through manager of manager arrangements in which the various segments of each client’s multi-style investment portfolio are individually managed by a number of investment advisers (“Underlying Advisers”). As a manager of managers, LMGAA determines asset allocations to each Underlying Adviser, and LMGAA generally does not advise the client or otherwise make recommendations with respect to the purchase, holding or disposition of shares of individual securities. With respect to such manager of manager arrangements, LMGAA generally does not exercise any proxy voting authority with respect to the securities of individual corporate issuers held in the client’s portfolio. Such authority is reserved or delegated to the Underlying Advisers which have investment authority over such securities. For any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), such proxy voting authority is reserved or delegated to the Underlying Advisers unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary.

In the case of certain manager of manager client accounts, LMGAA may provide investment advisory services with respect to securities of individual corporate issuers as the manager of a portfolio sleeve (“LMGAA Managed Portfolio Sleeve”). If LMGAA has proxy voting authority with respect to such individual securities, its exercise of such authority will be subject to this Proxy Voting Policy and Procedure.

In connection with a transition from one Underlying Fund or Underlying Adviser to another, a client may temporarily hold a basket of securities (e.g., due to an Underlying Fund’s satisfaction of a redemption out of such fund on an in-kind basis) during the transition period. In such event, LMGAA will seek to liquidate the securities received as soon as practicable unless the successor Underlying Fund or the successor Underlying Adviser indicates that it is willing to accept such securities. LMGAA does not seek to vote proxies with respect to such securities (should one or more proxy record dates happen to fall within a transition period) because of the transitory nature of LMGAA’s holdings of such securities and the scope of LMGAA’s responsibilities with respect to such securities.

These policies and procedures are intended to fulfill applicable requirements imposed on LMGAA by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and ERISA, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW LMGAA VOTES

A.	Underlying Funds

LMGAA has determined that proxy voting with respect to shares of Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that LMGAA has proxy voting authority with respect to shares of Underlying Funds, LMGAA shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth in Section II.

LMGAA’s proxy voting authority on behalf of a Fund of Funds with respect to shares of Underlying Funds advised by LMGAA’s affiliates is subject to the provisions of Section IV. LMGAA’s proxy voting authority on behalf of client accounts with respect to shares of exchange-traded funds (“ETFs”) is subject to the provisions of Section V.

B.	Individual Securities

In voting proxies with respect to individual securities held in a LMGAA Managed Portfolio Sleeve, LMGAA’s policy is generally to vote in accordance with the recommendations of Risk Metrics Group’s ISS Governance Services unit (“ISS”), a recognized authority on proxy voting and corporate governance. In instances where ISS has not made any recommendations with respect to a proxy issue, LMGAA will generally vote in accordance with ISS’s proxy voting guidelines. Attached is a concise summary of ISS’s standard proxy voting guidelines relating to domestic proxies.

LMGAA is not required to follow ISS’s recommendations, and retains full responsibility for voting proxies in accordance with the general principles described in Section II. An individual portfolio manager or investment team may vote contrary to ISS’s recommendation on a proxy issue or contrary to ISS’s general proxy voting guidelines if they believe such a contrary vote to be in clients’ best interests. Different portfolio managers and investment teams may vote differently on the same issue, depending upon their respective assessments of clients’ best interests.

IV. PROXY VOTING FOR FUNDS OF FUNDS

With respect to proxy voting for any Fund of Funds investing in Underlying Funds advised by LMGAA’s affiliates, proxies for the shares of any such Underlying Fund generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such Underlying Fund. LMGAA may vote such proxies in accordance with other voting procedures approved by the Proxy Voting Committee (see Appendix C), provided such procedures comply with applicable law and/or regulatory requirements.

V. PROXY VOTING WITH RESPECT TO EXCHANGE-TRADED FUND SHARES

With respect to proxy voting of shares of an Underlying Fund that is an ETF advised by an adviser which is unaffiliated with LMGAA, LMGAA will vote such proxies in accordance with the general fiduciary principles set forth in Section II; provided that LMGAA will vote such proxies in accordance with an echo voting procedure to the extent required by LMGAA’s Section 12(d)(1) Procedures. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth in Section II, and such procedures are subject to review by the Proxy Voting Committee.

VI. CONFLICTS OF INTEREST PROCEDURES

In furtherance of LMGAA’s goal to vote proxies in the best interests of its clients, LMGAA follows procedures designed to identify and address material conflicts that may arise between LMGAA’s interests and those of its clients before voting proxies relating to shares of Underlying Funds or individual securities. The conflicts of interest procedures set forth in this Section VI do not apply to proxy voting for a Fund of Funds with respect to shares of an Underlying Fund advised by LMGAA or one of its affiliates given the voting protocol for Funds of Funds set forth in Section IV. The conflicts of interest procedures set forth in this Section VI do apply to Section 529 Plans.

A.	Procedures for Identifying Conflicts of Interest

LMGAA relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	The policy memorandum attached hereto as Appendix A shall be distributed periodically to LMGAA employees by LMGAA’s Chief Compliance Officer (“CCO”). The policy memorandum alerts LMGAA employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of LMGAA with respect to voting proxies relating to investment companies and individual securities on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of LMGAA’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of LMGAA’s CCO.

2.	LMGAA shall bring all proxies relating to investment companies for which LMGAA or an affiliate serves as the sponsor, manager, adviser or sub-adviser (“Affiliated Funds”) to the attention of the Proxy Voting Committee (see Appendix B) for a conflicts of interest review.

3.	LMGAA shall maintain an up to date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of LMGAA’s annual revenues. LMGAA shall bring all proxies relating to securities issued by such a client to the attention of the Proxy Voting Committee (see Appendix B) for a conflicts of interest review.

4.	As a general matter, LMGAA takes the position that relationships between a non-LMGAA Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-LMGAA Legg Mason affiliate) do not present a conflict of interest for LMGAA in voting proxies with respect to such issuer because LMGAA operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between LMGAA and certain other Legg Mason business units. As noted above, LMGAA employees are under an obligation to bring conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-LMGAA Legg Mason officer or employee to influence proxy voting by LMGAA, to the attention of LMGAA’s CCO.

5.	On the basis of information gathered pursuant to paragraphs A.1-A.3 above, LMGAA’s CCO shall maintain an up to date list of Underlying Funds and individual securities with respect to which LMGAA has a potential conflict of interest in voting proxies on behalf of client accounts. LMGAA shall not vote proxies on behalf of clients relating to investment companies or individual securities where a potential conflict of interest has been identified until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in this Section VI.B & C below.

B.	Procedures for Assessing Materiality of Conflicts of Interest

1.	LMGAA shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of such LMGAA personnel as are designated from time to time. The current members of the Proxy Voting Committee are set forth on Appendix B hereto.

2.	All conflicts of interest identified pursuant to the procedures outlined in Section VI.A. must be brought to the attention of the Proxy Voting Committee by LMGAA’s CCO for resolution. A proxy issue relating to an individual security that will be voted in accordance with ISS’s recommendation or in accordance with ISS’s general proxy voting guidelines generally does not need to be brought to the attention of the Proxy Voting Committee for a conflict of interest review because LMGAA’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with ISS’ recommendation or general proxy voting guidelines.

3.

The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, LMGAA’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. LMGAA’s CCO shall maintain a written record of all materiality determinations made by the Proxy Voting Committee.

4.	If it is determined by the Proxy Voting Committee that a conflict of interest is not material, LMGAA may vote proxies on behalf of the client account notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1.	If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted on behalf of a client account. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

(a)	disclosing the conflict to clients and obtaining their instruction as to how to vote;

(b)	voting shares in proportion to how other shareholders have voted (also known as “mirror” or “echo” voting);

(c)	voting in accordance with the recommendation of an independent third party;

(d)	suggesting to clients that they engage another party to vote the proxy on their behalf;

(e)	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

(f)	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

2.	LMGAA’s CCO shall maintain a written record of the conflict and the method used to resolve the material conflict of interest.

D.	Third Party Proxy Voting Firm — Conflicts of Interest

To the extent that LMGAA utilizes a third party proxy voting firm such as ISS to assist LMGAA in voting proxies, the Proxy Voting Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

VII. OTHER CONSIDERATIONS

In certain situations, LMGAA may determine not to vote proxies on behalf of a client because LMGAA believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which LMGAA may determine not to vote proxies on behalf of a client include:

(1)	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, LMGAA will consider and weigh,

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that LMGAA’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2)	Securities on Loan

Certain clients of LMGAA, such as an institutional client or a mutual fund for which LMGAA acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. LMGAA typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, LMGAA will request that the client recall shares that are on loan so that such shares can be voted if LMGAA believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of LMGAA and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VIII. DISCLOSURE OF PROXY VOTING

LMGAA employees may not disclose to others outside of LMGAA (including employees of other Legg Mason business units) how LGMAA intends to vote a proxy absent prior approval from the Compliance Department.

If a LMGAA employee receives a request to disclose LMGAA’s proxy voting intentions to, or is otherwise contacted by, another person outside of LMGAA (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify LMGAA’s CCO.

IX. RECORDKEEPING AND OVERSIGHT

LMGAA shall maintain the following records relating to proxy voting:

—	a copy of these policies and procedures;

—	a copy of each proxy form (as voted);

—	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

—	documentation relating to the identification and resolution of conflicts of interest;

—	any documents created by LMGAA that were material to a proxy voting decision or that memorialized the basis for that decision; and

—	a copy of each written client request for information on how LMGAA voted proxies on behalf of the client, and a copy of any written response by LMGAA to any (written or oral) client request for information on how LMGAA voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of LMGAA.

With respect to each Fund of Funds and LMGAA Managed Portfolio Sleeve for which LMGAA votes proxies, LMGAA shall maintain such records as are necessary to allow such client to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, LMGAA may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Appendix A

Memorandum

To:	All Legg Mason Global Asset Allocation, LLC (LMGAA) Employees

From:	LMGAA Chief Compliance Officer

Date:

Re:	LMGAA Proxy Voting Policy and Procedures-Conflicts of Interest with respect to Proxy Voting

Legg Mason Global Asset Allocation, LLC (LMGAA) currently has in place a proxy voting policy and procedures designed to ensure that LMGAA votes investment company proxies in the best interest of its clients. Accompanying this memorandum is a copy of LMGAA’s Proxy Voting Policy and Procedures 10/21 2009. The Proxy Voting Policy and Procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser’s fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, LMGAA EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF LMGAA IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE’S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF LMGAA’S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF THE COMPLIANCE DEPARTMENT.

All LMGAA employees must play an important role in helping our organization identify potential conflicts of interest that could impact LMGAA’s proxy voting. LMGAA employees need to (i) be aware of the potential for conflicts of interest on the part of LMGAA in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of LMGAA’s business, and (ii) bring conflicts of interest of which they become aware to the attention of the Compliance Department.

A conflict of interest arises when the existence of a personal or business relationship on the part of LMGAA or one of its employees or special circumstances that arise during the conduct of LMGAA’s business might influence, or appear to influence, the manner in which LMGAA decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a LMGAA employee has a spouse or other close relative who serves as a director or senior executive of an issuer. Another example would be a situation in which there was contact between LMGAA and non-LMGAA personnel in which the non-LMGAA Legg Mason personnel, on their own initiative or at the prompting of a client of a non-LMGAA unit of Legg Mason, tried to exert pressure to influence LMGAA’s proxy vote. Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for LMGAA. You are encouraged to raise and discuss with the Compliance Department particular facts and circumstances that you believe may raise conflict of interest issues for LMGAA.

As described in the Proxy Policy and Procedures, LMGAA has established a Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention by the Compliance Department as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted. As described in the Proxy Policies and Procedures, there are a variety of methods and approaches that the Proxy Voting Committee may utilize to resolve material conflicts of interest. Please note that LMGAA employees should report all conflicts of interest of which they become aware to the Compliance Department. It is up to the Proxy Voting Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

The obligation of LMGAA employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of the Compliance Department is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the LMGAA employee. Please consult the Compliance Department if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

Appendix B

Proxy Voting Committee Members

Investment Representatives

Steven Bleiberg

Wayne Lin

Legal Representatives

Leonard Larrabee

Thomas Mandia

Compliance Representatives

Fred Jensen

Dahlia Black

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Voting Committee.

2013 U.S. Proxy Voting Summary Guidelines

December 19, 2012

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS’ 2013 U.S. Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2013

Published December 19, 2012

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-10

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-11

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-12

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-13

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-14

1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

▶▶▶▶▶

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

▶▶▶▶▶

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

▶▶▶ ▶▶

Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

▶▶▶▶▶

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

▶▶▶▶▶

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

▶▶▶ ▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-15

Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include but are not limited to:

•	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;

•	The motivation and rationale for establishing the agreements;

•	The quality of the company’s disclosure; and

•	The company’s historical practices in the audit area.

Vote AGAINST or WTHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

▶▶▶ ▶▶

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-16

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

▶▶▶▶▶

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

▶▶▶ ▶▶

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

4.	Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings or who are overextended (i.e., serve on too many boards) may be unable to effectively serve in shareholders’ best interests.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-17

1. Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non-shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year,

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-18

and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-19

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[3]	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-20

2. Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	For 2013, the board failed to act[4] on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.	For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4.	The board failed to act on takeover offers where the majority of shares are tendered;

2.5.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

[4]	Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

•	The subject matter of the proposal;

•	The level of support and opposition provided to the resolution in past meetings;

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Actions taken by the board in response to its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-21

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

4.1.

Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

4.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[6].

▶▶▶▶▶

[5]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

[6]

Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-22

2013 ISS Categorization of Directors

1.	Inside Director (I)
1.1.	Current employee or current officer[i] of the company or one of its affiliatesii.
1.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).
1.3.	Director named in the Summary Compensation Table (excluding former interim officers).

2.	Affiliated Outside Director (AO)

Board Attestation

2.1.	Board attestation that an outside director is not independent.

Former CEO/Interim Officer

2.2.	Former CEO of the companyiii,iv.
2.3.	Former CEO of an acquired company within the past five yearsiv.
2.4.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Non-CEO Executives

2.5.	Former officer[i] of the company, an affiliateii or an acquired firm within the past five years.
2.6.	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
2.7.	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.
2.9.

Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.

Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliateii of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliateii of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).
2.13.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

2.14.

Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].
2.17.	Founderxi of the company but not currently an employee.
2.18.	Any materialxii relationship with the company.

3.	Independent Outside Director (IO)
3.1.	No materialxii connection to the company other than a board seat.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-23

  Footnotes:

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause ISS to deem the founder as an independent outsider.

xii For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-24

Other Board-Related Proposals

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

▶▶▶▶▶

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

▶▶▶▶▶

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

▶▶▶▶▶

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and

•	The company’s existing disclosure on its current CEO succession planning process.

▶▶▶▶▶

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-25

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

▶▶▶ ▶▶

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

•

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

▶▶▶▶▶

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

▶▶▶ ▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-26

Establish Other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and

•	The scope and structure of the proposal.

▶▶▶ ▶▶

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

▶▶▶ ▶▶

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however, the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-27

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he or she is available for consultation and direct communication;

•	Two-thirds independent board;

•	Fully independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk;

•	Corporate or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

▶▶▶▶▶

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

▶▶▶▶▶

Majority Vote Standard for the Election of Directors

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for a plurality vote standard in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-28

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

▶▶▶▶▶

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

▶▶▶▶▶

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

▶▶▶▶▶

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-29

Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

▶▶▶▶▶

Vote-No Campaigns

In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

▶▶▶▶▶

3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-30

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

▶▶▶▶▶

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

▶▶▶▶▶

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

▶▶▶▶▶

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

▶▶▶ ▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-31

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

▶▶▶▶▶

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

•	Whether the company has the following good governance features:

•	An annually elected board;

•	A majority vote standard in uncontested director elections; and

•	The absence of a poison pill, unless the pill was approved by shareholders.

▶▶▶▶▶

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

▶▶▶▶▶

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

▶▶▶▶▶

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-32

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

▶▶▶ ▶▶

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

▶▶▶ ▶▶

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-33

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

▶▶▶▶▶

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

▶▶▶ ▶▶

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-34

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

▶▶▶▶▶

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

▶▶▶ ▶▶

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[7] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

▶▶▶ ▶▶

[7]	“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-35

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

▶▶▶▶▶

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

▶▶▶▶▶

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

▶▶▶▶▶

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Vote requirements.

▶▶▶ ▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-36

4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote FOR management proposals to eliminate par value.

▶▶▶▶▶

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

▶▶▶▶▶

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

•	The new class of shares will be transitory;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-37

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

▶▶▶▶▶

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

▶▶▶▶▶

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

▶▶▶ ▶▶

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-38

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

▶▶▶ ▶▶

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or

•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

▶▶▶▶▶

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

▶▶▶▶▶

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

▶▶▶▶▶

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-39

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

▶▶▶ ▶▶

Restructuring

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

▶▶▶▶▶

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

▶▶▶ ▶▶

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

▶▶▶ ▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-40

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

▶▶▶ ▶▶

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

▶▶▶ ▶▶

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;

•	Terms of the offer—discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•	Financial issues—company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

•	Management’s efforts to pursue other alternatives;

•	Control issues—change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•	Conflict of interest—arm’s length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

▶▶▶▶▶

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-41

•	Regulatory benefits;

•	Increases in capital structure; and

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

•	Adverse changes in shareholder rights.

▶▶▶ ▶▶

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction?

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

▶▶▶▶▶

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-42

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives; and

•	Non-completion risk.

▶▶▶ ▶▶

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

▶▶▶ ▶▶

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-43

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

▶▶▶▶▶

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:

•	The company’s financial condition;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate;

•	Going concern viability and the state of the capital and credit markets.

•

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•	Control issues:

•	Change in management;

•	Change in control;

•	Guaranteed board and committee seats;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-44

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions; and

•	Minority versus majority ownership and corresponding minority discount or majority control premium

•	Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

•	Market reaction:

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

▶▶▶ ▶▶

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

▶▶▶ ▶▶

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•

Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-45

•

Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential onflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

▶▶▶▶▶

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

▶▶▶ ▶▶

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;

•	Selling the company; or

•	Liquidating the company and distributing the proceeds to shareholders.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-46

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management (such as the adoption of takeover defenses);

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	The company actively exploring its strategic options, including retaining a financial advisor.

▶▶▶▶▶

5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-47

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[8] Alignment:

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment—the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years—i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

[8]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-48

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay compared to grant pay; and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-49

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-50

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

▶▶▶▶▶

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;

•	Single-trigger acceleration of unvested equity awards;

•	Excessive cash severance (>3x base salary and bonus);

•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

▶▶▶▶▶

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-51

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-52

Pay-for-Performance Misalignment—Application to Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote AGAINST the equity plan. Considerations in voting AGAINST the equity plan may include, but are not limited to:

•	Magnitude of pay misalignment;

•	Contribution of non-performance-based equity grants to overall pay; and

•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates their burn rate caps.

Burn rate caps are calculated as the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the Burn Rate Table published in December); and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate cap changes will be limited to a maximum of two (2) percentage points (plus or minus) the prior year’s burn-rate cap.

If a company fails to fulfill a burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

In the absence of demonstrating reasonable use of equity awards under the first burn rate commitment, companies making consecutive burn rate commitments may not garner support on their proposed equity plan proposals.

Burn Rate Table for 2013

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	2013 Burn Rate Cap*	Mean	Standard Deviation	2013 Burn Rate Cap*
1010	Energy	2.18%	2.39%	4.57%	3.06%	6.95%	*9.46%
1510	Materials	1.63%	1.44%	3.08%	3.05%	5.20%	*8.04%
2010	Capital Goods	1.94%	1.76%	3.70%	2.96%	3.53%	*6.69%
2020	Commercial & Professional Services	2.65%	2.09%	4.74%	3.49%	3.79%	7.28%
2030	Transportation	1.68%	1.53%	3.21%	3.25%	5.80%	*4.88%
2510	Automobiles & Components	1.79%	1.49%	3.28%	3.41%	4.20%	7.60%
2520	Consumer Durables & Apparel	2.79%	2.04%	4.83%	3.28%	3.73%	7.01%
2530	Consumer Services	2.50%	1.39%	3.88%	2.55%	2.11%	*4.99%
2540	Media	2.99%	2.60%	5.60%	3.25%	3.03%	6.29%
2550	Retailing	2.35%	1.58%	3.93%	3.13%	2.47%	5.61%
3010, 3020, 3030	Consumer Staples	1.62%	1.20%	2.82%	1.93%	2.45%	*5.17%
3510	Health Care Equipment & Services	3.14%	1.95%	5.09%	3.91%	3.13%	*9.92%
3520	Pharmaceuticals & Biotechnology	3.84%	2.86%	6.70%	5.31%	4.86%	*10.58%
4010	Banks	1.26%	1.49%	2.75%	0.92%	1.37%	2.28%

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-53

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	2013 Burn Rate Cap*	Mean	Standard Deviation	2013 Burn Rate Cap*
4020	Diversified Financials	4.59%	4.94%	9.53%	4.29%	5.27%	9.56%
4030	Insurance	1.71%	1.32%	3.02%	0.94%	1.44%	2.38%
4040	Real Estate	1.39%	1.86%	3.25%	1.28%	1.81%	3.09%
4510	Software & Services	4.47%	2.79%	7.26%	4.98%	4.35%	*9.58%
4520	Technology Hardware & Equipment	3.53%	2.24%	5.77%	4.02%	4.51%	8.53%
4530	Seminconductor Equipment	4.30%	2.28%	6.58%	5.37%	5.18%	10.55%
5010	Telecommunication Services	2.60%	2.25%	4.85%	5.08%	3.67%	8.75%
5510	Utilities	0.80%	0.49%	2.00%	*2.23%	2.76%	4.99%

*	The cap is generally the Mean + Standard Deviation, subject to minimum cap of 2% (de minimus allowance) and maximum +/-2 percentage points relative to prior year burn rate cap for same industry/index group.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

▶▶▶ ▶▶

Liberal Definition of Change in Control

Generally vote AGAINST equity plans if the plan has a liberal definition of change in control (it provides for the acceleration of vesting of equity awards even though an actual change in control may not occur) and the equity awards would automatically vest upon such liberal definition of change-in-control. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

▶▶▶▶▶

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-54

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

▶▶▶ ▶▶

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

▶▶▶ ▶▶

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•

Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•

Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

•	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•

The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•	The general vesting provisions of option grants; and

•	The distribution of outstanding option grants with respect to the named executive officers;

•

Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-55

•

Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

▶▶▶ ▶▶

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

▶▶▶ ▶▶

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

▶▶▶ ▶▶

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

▶▶▶▶▶

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-56

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

▶▶▶▶▶

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Generally vote FOR proposals to approve or amend executive incentive bonus plans if the proposal:

•	Is only to include administrative features;

•	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);

•	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

•

Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST such proposals if:

•	The compensation committee does not fully consist of independent outsiders, per ISS’ director classification; or

•	The plan contains excessive problematic provisions.

Vote CASE-BY CASE on such proposals if:

•

In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap; or

•

A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

▶▶▶▶▶

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-57

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

▶▶▶ ▶▶

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

▶▶▶ ▶▶

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-58

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

▶▶▶▶▶

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-59

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

▶▶▶▶▶

Non-Employee Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

▶▶▶▶▶

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

▶▶▶ ▶▶

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

▶▶▶▶▶

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;

•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

•	Whether the company has a rigorous claw-back policy in place.

▶▶▶▶▶

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-60

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

▶▶▶ ▶▶

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

▶▶▶ ▶▶

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines;

•	A holding period requirement coupled with a significant long-term ownership requirement; or

•	A meaningful retention ratio;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-61

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

▶▶▶▶▶

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-62

Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-63

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

▶▶▶▶▶

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

▶▶▶ ▶▶

Prohibit CEOs from Serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

▶▶▶▶▶

Recoup Bonuses (Clawbacks)

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. ISS will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-64

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

▶▶▶ ▶▶

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

▶▶▶ ▶▶

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

▶▶▶▶▶

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-65

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

▶▶▶ ▶▶

6. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•

If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•

If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-66

Animal Welfare

Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter (Controlled Atmosphere Killing (CAK))

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

▶▶▶▶▶

Consumer Issues

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-67

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

▶▶▶▶▶

Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY CASE on requests for reports on the company’s potentially controversial business or financial practices or products taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•	Whether the company has adequately disclosed the financial risks of the products/practices in question;

•	Whether the company has been subject to violations of related laws or serious controversies; and

•	Peer companies’ policies/practices in this area.

▶▶▶▶▶

Pharmaceutical Pricing, Access to Medicines, Product Reimportation, and Health Pandemics

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-68

Health Pandemics

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu) on the company’s operations and how the company is responding to the situation, taking into account:

•	The scope of the company’s operations in the affected/relevant area(s);

•	The company’s existing healthcare policies, including benefits and healthcare access; and

•	Company donations to relevant healthcare providers.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

▶▶▶ ▶▶

Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

▶▶▶▶▶

Tobacco-Related Proposals

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-69

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all laws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

▶▶▶▶▶

Climate Change and the Environment

Climate Change/Greenhouse Gas (GHG) Emissions

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:

•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-70

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

▶▶▶▶▶

General Environmental Proposals and Community Impact Assessments, Concentrated Area Feeding Operations

General Environmental Proposals and Community Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	The scope of the resolution.

Concentrated Area Feeding Operations (CAFOs)

Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and

•	The company publicly discloses company and supplier farm environmental performance data; or

•	The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-71

Energy Efficiency

Generally vote FOR on proposals requesting a company report on its comprehensive energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

▶▶▶▶▶

Facility and Operational Safety/Security

Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

▶▶▶▶▶

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

▶▶▶▶▶

Operations in Protected Areas

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

▶▶▶ ▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-72

Recycling

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

•	The nature of the company’s business;

•	The current level of disclosure of the company’s existing related programs;

•	The timetable prescribed by the proposal and the costs and methods of program implementation;

•	The ability of the company to address the issues raised in the proposal; and

•	The company’s recycling programs compared with the similar programs of its industry peers.

▶▶▶▶▶

Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

▶▶▶ ▶▶

Diversity

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-73

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

▶▶▶▶▶

Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

▶▶▶▶▶

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

▶▶▶ ▶▶

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

▶▶▶▶▶

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria. The following factors will be considered:

•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-74

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

▶▶▶▶▶

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

•

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-75

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and

•	The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

▶▶▶ ▶▶

International Issues, Labor Issues, and Human Rights

International Human Rights Proposals

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

▶▶▶▶▶

Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•	The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-76

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

▶▶▶▶▶

MacBride Principles

Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:

•	The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;

•	Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;

•

Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or

•	The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

▶▶▶ ▶▶

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

▶▶▶▶▶

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-77

•	The company’s existing human rights standards relative to industry peers.

▶▶▶▶▶

Workplace Safety

Vote CASE-BY CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

•	The current level of company disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

•	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

•	Recent significant controversies, fines, or violations related to workplace health and safety; and

•	The company’s workplace health and safety performance relative to industry peers.

▶▶▶▶▶

Weapons and Military Sales

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

▶▶▶ ▶▶

Sustainability

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

▶▶▶ ▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-78

Water Issues

Vote CASE-BY-CASE on proposals requesting a company report on, or to adopt a new policy on, water-related risks and concerns, taking into account:

•	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

•	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

•	The potential financial impact or risk to the company associated with water-related concerns or issues; and

•	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

▶▶▶▶▶

7. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

▶▶▶▶▶

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals.

▶▶▶▶▶

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-79

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

▶▶▶ ▶▶

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

▶▶▶▶▶

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

▶▶▶▶▶

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

▶▶▶▶▶

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-80

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

▶▶▶ ▶▶

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

▶▶▶▶▶

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

▶▶▶ ▶▶

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

▶▶▶ ▶▶

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

▶▶▶ ▶▶

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-81

•

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:

•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

▶▶▶▶▶

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

▶▶▶ ▶▶

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-82

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

▶▶▶ ▶▶

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

▶▶▶ ▶▶

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

▶▶▶ ▶▶

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

▶▶▶▶▶

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

▶▶▶▶▶

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

▶▶▶ ▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-83

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

▶▶▶▶▶

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

▶▶▶▶▶

8. Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

▶▶▶▶▶

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS,

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-84

NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

▶▶▶▶▶

ISS’ 2013 U.S. Proxy Voting Summary Guidelines	B-85

PART C

OTHER INFORMATION

Item 28.	Exhibits

Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (“SEC”) on October 21, 1991 (File Nos. 33-43446 and
811-06444).

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 70 as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 70”).

(2) The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 is incorporated herein by reference to Post-Effective Amendment No. 213 as filed with the SEC on August 22, 2011 (“Post-Effective Amendment No. 213”).

(3) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 70.

(4) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72 as filed with the SEC on August 24, 2007 (“Post-Effective Amendment No. 72”).

(5) Amended and Restated Designation of Classes effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72.

(6) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust and Amended and Restated Designation of Classes effective as of November 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 76 as filed with the SEC on November 30, 2007 (“Post-Effective Amendment No. 76”).

(7) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87 as filed with the SEC on February 15, 2008 (“Post-Effective Amendment No. 87”).

(8) Amended and Restated Designation of Classes effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87.

(9) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of May 8, 2008 is incorporated herein by reference to Post-Effective Amendment No. 109 as filed with the SEC on June 3, 2008 (“Post-Effective Amendment No. 109”).

(10) Amended and Restated Designation of Classes effective as of May 8, 2008 is incorporated herein by reference to Post-Effective Amendment No. 109.

(11) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of June 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 110 as filed with the SEC on June 6, 2008 (“Post-Effective Amendment No. 110”).

(12) Amended and Restated Designation of Classes effective as of June 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 110.

(13) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of January 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 133 as filed with the SEC on January 28, 2009 (“Post-Effective Amendment No. 133”).

(14) Amended and Restated Designation of Classes effective as of January 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 133.

(15) Amended and Restated Designation of Classes effective as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137 as filed with the SEC on February 27, 2009 (“Post-Effective Amendment No. 137”).

(16) Amended and Restated Designation of Classes effective as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 146 as filed with the SEC on June 25, 2009 (“Post-Effective Amendment No. 146”).

(17) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 5, 2009 is incorporated herein by reference to Post-Effective Amendment No. 150 as filed with the SEC on November 6, 2009 (“Post-Effective Amendment No. 150”).

(18) Amended and Restated Designation of Classes effective as of August 5, 2009 is incorporated herein by reference to Post-Effective Amendment No. 150.

(19) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159 as filed with the SEC on February 16, 2010 (“Post-Effective Amendment No. 159”).

(20) Amended and Restated Designation of Classes effective as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159.

(21) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162 as filed with the SEC on March 15, 2010 (“Post-Effective Amendment No. 162”).

(22) Amended and Restated Designation of Classes effective as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162.

(23) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 171 as filed with the SEC on June 4, 2010 (“Post-Effective Amendment No. 171”).

(24) Amended and Restated Designation of Classes effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 171.

(25) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 172 as filed with the SEC on June 16, 2010 (“Post-Effective Amendment No. 172”).

(26) Amended and Restated Designation of Classes effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 172.

(27) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of June 15, 2010 is incorporated herein by reference to Post-Effective Amendment No. 173 as filed with the SEC on July 28, 2010 (“Post-Effective Amendment No. 173”).

(28) Amended and Restated Designation of Classes effective as of June 15, 2010 is incorporated herein by reference to Post-Effective Amendment No. 173.

(29) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust is incorporated herein by reference to Post-Effective Amendment No. 179 as filed with the SEC on December 29, 2010 (“Post-Effective Amendment No. 179”).

(30) Amended and Restated Designation of Classes effective as of November 4, 2010 is incorporated herein by reference to Exhibit 1(bb) to the Registration Statement on Form N-14 of Legg Mason Partners Equity Trust as filed with the SEC on November 19, 2010.

(31) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of January 17, 2012 is incorporated herein by reference to Post-Effective Amendment No. 218 as filed with the SEC on January 25, 2012 (“Post-Effective Amendment No. 218”).

(32) Amended and Restated Designation of Classes effective as of January 17, 2012 is incorporated herein by reference to Post-Effective Amendment No. 218.

(33) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of April 13, 2012 is incorporated herein by reference to Post-Effective Amendment No. 230 as filed with the SEC on April 13, 2012 (“Post-Effective Amendment No. 230”).

(34) Amended and Restated Designation of Classes effective as of April 13, 2012 is incorporated herein by reference to Post-Effective Amendment No. 230.

(35) Amended and Restated Designation of Classes effective as of August 1, 2012 is incorporated herein by reference to Post-Effective Amendment No. 243 as filed with the SEC on August 23, 2012.

(36) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of September 12, 2012 is incorporated herein by reference to Post-Effective Amendment No. 246 as filed with the SEC on September 12, 2012 (“Post-Effective Amendment No. 246”).

(37) Amended and Restated Designation of Classes effective as of September 12, 2012 is incorporated herein by reference to Post-Effective Amendment No. 246.

(38) Amended and Restated Designation of Series effective as of October 1, 2012 is incorporated herein by reference to Post-Effective Amendment No. 249 as filed with the SEC on November 30, 2012 (“Post-Effective Amendment No. 249”).

(39) Amended and Restated Designation of Series dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 249.

(40) Amended and Restated Designation of Classes dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 249.

(41) Amended and Restated Designation of Classes dated January 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 255 as filed with the SEC on December 12, 2012.

(42) Amended and Restated Designation of Series dated February 6, 2013 is incorporated herein by reference to Post-Effective Amendment No. 269 as filed with the SEC on May 10, 2013 (“Post-Effective Amendment No. 269”).

(43) Amended and Restated Designation of Classes dated February 6, 2013 is incorporated herein by reference to Post-Effective Amendment No. 269.

(44) Amended and Restated Designation of Series dated May 2, 2013 is incorporated herein by reference to Post-Effective Amendment No. 269.

(45) Amended and Restated Designation of Classes dated May 2, 2013 is incorporated herein by reference to Post-Effective Amendment No. 269.

(b)(1) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 70.

     (2) The Registrant’s By-Laws dated October 4, 2006 as amended and restated as of August 18, 2011 are incorporated herein by reference to Post-Effective Amendment No. 213.

(c) Not Applicable.

(d) (1) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Aggressive Growth Fund (formerly known as Legg Mason Partners Aggressive Growth Fund), and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is incorporated herein by reference to Post-Effective Amendment No. 78 as filed with the SEC on December 14, 2007 (“Post-Effective Amendment No. 78”).

(2) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Tactical Dividend Income Fund (formerly known as Legg Mason ClearBridge Diversified Large Cap Growth Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Dividend Strategy Fund (formerly known as Legg Mason Partners Dividend Strategy Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Form of Management Agreement between the Registrant, on behalf of Legg Mason Esemplia Emerging Markets Equity Fund (formerly known as Legg Mason Partners Emerging Markets Equity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Form of Management Agreement between the Registrant, on behalf of Legg Mason Investment Counsel Financial Services Fund (formerly known as Legg Mason Barrett Financial Services Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(6) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(7) Form of Management Agreement between the Registrant, on behalf of Legg Mason Global Currents International All Cap Opportunity Fund (formerly known as Legg Mason Partners International All Cap Opportunity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(8) Form of Management Agreement between the Registrant, on behalf of Legg Mason Capital Management All Cap Fund (formerly known as Legg Mason Partners All Cap Fund), and Legg Mason Capital Management Inc. (“LMCM”) is incorporated herein by reference to Post-Effective Amendment No. 73 as filed with the SEC on August 27, 2007 (“Post-Effective Amendment No. 73”).

(9) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Small Cap Value Fund (formerly known as Legg Mason Partners Small Cap Value Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(10) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Appreciation Fund (formerly known as Legg Mason Partners Appreciation Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(11) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Equity Income Builder Fund (formerly known as Legg Mason ClearBridge Capital and Income Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(12) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Capital Fund (formerly known as Legg Mason Partners Capital Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(13) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Equity Fund (formerly known as Legg Mason Partners Equity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(14) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch Global Equity Fund (formerly known as Legg Mason Partners Global Equity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 73.

(15) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Large Cap Value Fund (formerly known as Legg Mason ClearBridge Investors Value Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(16) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Large Cap Growth Fund (formerly known as Legg Mason Partners Large Cap Growth Fund) and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(17) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 73.

(18) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95 as filed with the SEC on April 4, 2008 (“Post-Effective Amendment No. 95”).

(19) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(20) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(21) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(22) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(23) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(24) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(25) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(26) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(27) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(28) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(29) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Mid Cap Core Fund (formerly known as Legg Mason Partners Mid Cap Core Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(30) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch S&P 500 Index Fund (formerly known as Legg Mason Partners S&P 500 Index Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(31) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Small Cap Growth Fund (formerly known as Legg Mason Partners Small Cap Growth Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(32) Form of Management Agreement between the Registrant, on behalf of Legg Mason Investment Counsel Social Awareness Fund (formerly known as Legg Mason Partners Social Awareness Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(33) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners U.S. Large Cap Equity Fund), and LMPFA is incorporated herein by reference from Post-Effective Amendment No. 87.

(34) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2015 (formerly known as Legg Mason Partners Target Retirement 2015), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120 as filed with the SEC on August 28, 2008 (“Post-Effective Amendment No. 120”).

(35) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2020 (formerly known as Legg Mason Partners Target Retirement 2020), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(36) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2025 (formerly known as Legg Mason Partners Target Retirement 2025), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(37) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2030 (formerly known as Legg Mason Partners Target Retirement 2030), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(38) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2035 (formerly known as Legg Mason Partners Target Retirement 2035), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(39) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2040 (formerly known as Legg Mason Partners Target Retirement 2040), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(40) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2045 (formerly known as Legg Mason Partners Target Retirement 2045), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(41) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2050 (formerly known as Legg Mason Partners Target Retirement 2050), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(42) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement Fund (formerly known as Legg Mason Partners Target Retirement Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(43) Form of Management Agreement between the Registrant, on behalf of Legg Mason Permal Tactical Allocation Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 141 as filed with the SEC on April 9, 2009 (“Post-Effective Amendment No. 141”).

(44) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Mid Cap Growth Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 177 as filed with the SEC on August 31, 2010 (“Post-Effective Amendment No. 177”).

(45) Form of Management Agreement between the Registrant, on behalf of Legg Mason Global Currents International Small Cap Opportunity Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No.
 178 as filed with the SEC on September 29, 2010 (“Post-Effective Amendment No. 178”).

(46) Form of Management Agreement between the Registrant, on behalf of Legg Mason Dynamic Multi-Strategy Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 238 as filed with the SEC on June 25, 2012 (“Post-Effective Amendment No. 238”).

(47) Form of Management Agreement between the Registrant, on behalf of ClearBridge Select Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 249.

(48) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch Managed Volatility International Dividend Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No.
 259 as filed with the SEC on February 25, 2013 (“Post-Effective Amendment No. 259”).

(49) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch Managed Volatility Global Dividend Fund, and LMPFA, is incorporated herein by reference to Post-Effective Amendment No. 260 as filed with the SEC on February 25, 2013 (“Post-Effective Amendment No. 260”).

(50) Form of Management Agreement between the Registrant, on behalf of ClearBridge MLP & Infrastructure Fund, and LMPFA, to be filed by amendment.

(51) Form of Subadvisory Agreement between LMPFA and ClearBridge Investments, LLC (formerly known as ClearBridge Advisors, LLC) (“ClearBridge”), with respect to Legg Mason ClearBridge Aggressive Growth Fund (formerly known as Legg Mason Partners Aggressive Growth Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(52) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Tactical Dividend Income Fund (formerly known as Legg Mason ClearBridge Diversified Large Cap Growth Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(53) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Dividend Strategy Fund (formerly known as Legg Mason Partners Dividend Strategy Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(54) Form of Subadvisory Agreement between LMPFA and Legg Mason International Equities Limited (“LMIE”), with respect to Legg Mason Esemplia Emerging Markets Equity Fund (formerly known as Legg Mason Partners Emerging Markets Equity Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(55) Form of Subadvisory Agreement between LMPFA and Legg Mason Investment Counsel, LLC (“LMIC”), with respect to Legg Mason Investment Counsel Financial Services Fund (formerly known as Legg Mason Barrett Financial Services Fund) is incorporated herein by reference to Post-Effective Amendment No. 73.

(56) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(57) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Small Cap Value Fund (formerly known as Legg Mason Partners Small Cap Value Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(58) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Appreciation Fund (formerly known as Legg Mason Partners Appreciation Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(59) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Equity Income Builder Fund (formerly known as Legg Mason ClearBridge Capital and Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(60) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Capital Fund (formerly known as Legg Mason Partners Capital Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(61) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Equity Fund (formerly known as Legg Mason Partners Equity Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(62) Form of Subadvisory Agreement between LMPFA and Batterymarch Financial Management, Inc. (“Batterymarch”), with respect to Legg Mason Batterymarch Global Equity Fund (formerly known as Legg Mason Partners Global Equity Fund), is incorporated herein by reference to Post-Effective Amendment No. 73.

(63) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Large Cap Value Fund (formerly known as Legg Mason ClearBridge Investors Value Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(64) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Large Cap Growth Fund (formerly known as Legg Mason Partners Large Cap Growth Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(65) Form of Subadvisory Agreement between LMPFA and Legg Mason Global Asset Allocation, LLC (“LMGAA”), with respect to Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), is incorporated herein by reference to Post-Effective Amendment No. 74 as filed with the SEC on November 1, 2007 (“Post-Effective Amendment No. 74”).

(66) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%), is incorporated herein by reference to Post-Effective Amendment No. 74.

(67) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), is incorporated herein by reference to Post-Effective Amendment No. 74.

(68) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), is incorporated herein by reference to Post-Effective Amendment No. 74.

(69) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), is incorporated herein by reference to Post-Effective Amendment No. 74.

(70) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 74.

(71) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Mid Cap Core Fund (formerly known as Legg Mason Partners Mid Cap Core Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(72) Form of Subadvisory Agreement between LMPFA and Batterymarch, with respect to Legg Mason Batterymarch S&P 500 Index Fund (formerly known as Legg Mason Partners S&P 500 Index Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(73) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Small Cap Growth Fund (formerly known as Legg Mason Partners Small Cap Growth Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(74) Form of Subadvisory Agreement between LMPFA and LMIC, with respect to Legg Mason Investment Counsel Social Awareness Fund (formerly known as Legg Mason Partners Social Awareness Fund), is incorporated herein by reference to Post-Effective Amendment No. 73.

(75) Form of Subadvisory Agreement between LMPFA and Batterymarch, with respect to Legg Mason Batterymarch U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners U.S. Large Cap Equity Fund), is incorporated herein by reference to Post-Effective Amendment No. 87.

(76) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2015 (formerly known as Legg Mason Partners Target Retirement 2015), is incorporated herein by reference to Post-Effective Amendment No. 120.

(77) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2020 (formerly known as Legg Mason Partners Target Retirement 2020), is incorporated herein by reference to Post-Effective Amendment No. 120.

(78) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2025 (formerly known as Legg Mason Partners Target Retirement 2025), is incorporated herein by reference to Post-Effective Amendment No. 120.

(79) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2030 (formerly known as Legg Mason Partners Target Retirement 2030), is incorporated herein by reference to Post-Effective Amendment No. 120.

(80) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2035 (formerly known as Legg Mason Partners Target Retirement 2035), is incorporated herein by reference to Post-Effective Amendment No. 120.

(81) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2040 (formerly known as Legg Mason Partners Target Retirement 2040), is incorporated herein by reference to Post-Effective Amendment No. 120.

(82) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2045 (formerly known as Legg Mason Partners Target Retirement 2045), is incorporated herein by reference to Post-Effective Amendment No. 120.

(83) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2050 (formerly known as Legg Mason Partners Target Retirement 2050), is incorporated herein by reference to Post-Effective Amendment No. 120.

(84) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement Fund (formerly known as Legg Mason Partners Target Retirement Fund), is incorporated herein by reference to Post-Effective Amendment No. 120.

(85) Form of Subadvisory Agreement between LMPFA and Global Currents Investment Management, LLC (“GCIM”), with respect to Legg Mason Global Currents International All Cap Opportunity Fund (formerly known as Legg Mason Partners International All Cap Opportunity Fund), is incorporated herein by reference to Post-Effective Amendment No. 126 as filed with the SEC on November 26, 2008.

(86) Form of Subadvisory Agreement between LMPFA and Permal Asset Management Inc. (“Permal”), with respect to Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(87) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(88) Form of Sub-Administration Agreement between LMCM and LMPFA, with respect to Legg Mason Capital Management All Cap Fund (formerly known as Legg Mason Partners All Cap Fund), is incorporated herein by reference to Post-Effective Amendment No. 76.

(89) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Mid Cap Growth Fund, is incorporated herein by reference to Post-Effective Amendment No. 177.

(90) Form of Subadvisory Agreement between LMPFA and GCIM, with respect to Legg Mason Global Currents International Small Cap Opportunity Fund, is incorporated herein by reference to Post-Effective Amendment No. 178.

(91) Form of Subadvisory Agreement between LMPFA and LMIC, with respect to Legg Mason Investment Counsel Financial Services Fund (formerly known as Legg Mason Barrett Financial Services Fund), is incorporated herein by reference to Post-Effective Amendment No. 175 as filed with the SEC on August 25, 2010 (“Post-Effective Amendment No. 175”).

(92) Form of Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), regarding Legg Mason Batterymarch Global Equity Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215 as filed with the SEC on December 16, 2011 (“Post-Effective Amendment No. 215”).

(93) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Batterymarch U.S. Large Cap Equity Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(94) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Batterymarch S&P 500 Index Fund, dated November 4, 2010, is incorporated herein by reference to Post-Effective Amendment No. 215.

(95) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Aggressive Growth Fund, dated November 4, 2010, is incorporated herein by reference to Post-Effective Amendment No. 215.

(96) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Appreciation Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(97) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Capital Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(98) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Tactical Dividend Income Fund (formerly known as Legg Mason ClearBridge Diversified Large Cap Growth Fund), dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(99) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Dividend Strategy Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(100) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Equity Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(101) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Equity Income Builder Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(102) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Fundamental All Cap Value Fund, dated November 4, 2010, is incorporated herein by reference to Post-Effective Amendment No. 215.

(103) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Large Cap Growth Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(104) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Large Cap Value Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(105) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Mid Cap Core Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(106) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Mid Cap Growth Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(107) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Small Cap Growth Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(108) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason ClearBridge Small Cap Value Fund, dated November 4, 2010, is incorporated herein by reference to Post-Effective Amendment No. 215.

(109) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Esemplia Emerging Markets Equity Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(110) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Global Currents International All Cap Opportunity Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(111) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Global Currents International Small Cap Opportunity Fund, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(112) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Lifestyle Allocation 50%, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(113) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Lifestyle Allocation 70%, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(114) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Lifestyle Allocation 85%, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(115) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Lifestyle Allocation 100%, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(116) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Permal Tactical Allocation Fund, dated February 2, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(117) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2015, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(118) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2020, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(119) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2025, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(120) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2030, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(121) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2035, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(122) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2040, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(123) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2045, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(124) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement 2050, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(125) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Target Retirement Fund, dated May 5, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(126) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Dynamic Multi-Strategy Fund is incorporated herein by reference to Post-Effective Amendment No. 238.

(127) Form of Subadvisory Agreement between LMPFA and LMGAA, regarding Legg Mason Dynamic Multi-Strategy Fund is incorporated herein by reference to Post-Effective Amendment No. 238.

(128) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Capital Management All Cap Fund, is incorporated herein by reference to Post-Effective Amendment No. 247 as filed with the SEC on September 26, 2012.

(129) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Select Fund is incorporated herein by reference to Post-Effective Amendment No. 249.

(130) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Select Fund is incorporated herein by reference to Post-Effective Amendment No. 249.

(131) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Batterymarch Managed Volatility International Dividend Fund is incorporated herein by reference to Post-Effective Amendment No. 259.

(132) Form of Subadvisory Agreement between LMPFA and Batterymarch, regarding Legg Mason Batterymarch Managed Volatility International Dividend Fund is incorporated herein by reference to Post-Effective Amendment No. 259.

(133) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Batterymarch Managed Volatility Global Dividend Fund is incorporated herein by reference to Post-Effective Amendment No. 260.

(134) Form of Subadvisory Agreement between LMPFA and Batterymarch, regarding Legg Mason Batterymarch Managed Volatility Global Dividend Fund is incorporated herein by reference to Post-Effective Amendment No. 260.

(135) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Investment Counsel Financial Services Fund is incorporated herein by reference to Post-Effective Amendment No. 268 as filed with the SEC on April 22, 2013 (“Post-Effective Amendment No. 268”).

(136) Form of Subadvisory Agreement between LMPFA and WAM, regarding Legg Mason Investment Counsel Social Awareness Fund is incorporated herein by reference to Post-Effective Amendment No. 268.

(137) Form of Subadvisory Agreement between LMPFA and WAM, regarding ClearBridge Energy MLP & Infrastructure Fund to be filed by amendment.

(138) Form of Subadvisory Agreement between LMPFA and ClearBridge, regarding ClearBridge Energy MLP & Infrastructure Fund to be filed by amendment.

(139) Schedule A to Subadvisory Agreement between LMPFA and Batterymarch, regarding Legg Mason Batterymarch Global Equity Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272 as filed with the SEC on May 21, 2013 (“Post-Effective Amendment No. 272”).

(140) Schedule A to Subadvisory Agreement between LMPFA and Batterymarch, regarding Legg Mason Batterymarch S&P 500 Index Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(141) Schedule A to Subadvisory Agreement between LMPFA and Batterymarch, regarding Legg Mason Batterymarch U.S. Large Cap Equity Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(142) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Aggressive Growth Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(143) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Appreciation Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(144) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Equity Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(145) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Equity Income Builder Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(146) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Fundamental All Cap Value Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(147) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Large Cap Growth Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(148) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Large Cap Value Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(149) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Mid Cap Core Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(150) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Mid Cap Growth Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(151) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Small Cap Growth Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(152) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Small Cap Value Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(153) Schedule A to Subadvisory Agreement between LMPFA and ClearBridge, regarding Legg Mason ClearBridge Tactical Dividend Income Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(154) Schedule A to Subadvisory Agreement between LMPFA and GCIM, regarding Legg Mason Global Currents International All Cap Opportunity Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(155) Schedule A to Subadvisory Agreement between LMPFA and GCIM, regarding Legg Mason Global Currents International Small Cap Opportunity Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(156) Schedule A to Subadvisory Agreement between LMPFA and Esemplia, regarding Legg Mason Esemplia Emerging Markets Long-Short Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(157) Schedule A to Subadvisory Agreement between LMPFA and LMIC, regarding Legg Mason Investment Counsel Financial Services Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(158) Schedule A to Subadvisory Agreement between LMPFA and Permal, regarding Legg Mason Permal Tactical Allocation Fund, dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 272.

(e) (1) Form of Distribution Agreement with Citigroup Global Markets Inc. (“CGMI”) is incorporated herein by reference to Post-Effective Amendment No. 30 as filed with the SEC on August 16, 2000 (“Post-Effective Amendment No. 30”).

(2) Form of Distribution Agreement with PFS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 30.

(3) Form of Amendment to the Distribution Agreement with CGMI dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56 as filed with the SEC on January 27, 2006 (“Post-Effective Amendment No. 56”).

(4) Form of Amendment of Distribution Agreement and Assumption of Duties and Responsibilities, among the Registrant, PFS Distributors, Inc. and PFS Investments, Inc. (“PFS”), dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56.

(5) Letter Agreement amending the Distribution Agreements with CGMI dated April 10, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(6) Letter Agreement amending the Distribution Agreements with PFS dated April 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(7) Form of Distribution Agreement with Legg Mason Investor Services, LLC (“LMIS”) is incorporated herein by reference to Post-Effective Amendment No. 128, as filed with the SEC on December 15, 2008.

(8) Form of Distribution Agreement with LMIS, with respect to Legg Mason Permal Tactical Allocation Fund, is incorporated herein by reference to Post-Effective Amendment No. 141.

(9) Form of Distribution Agreement with LMIS, with respect to Legg Mason ClearBridge Mid Cap Growth Fund, is incorporated herein by reference to Post-Effective Amendment No. 177.

(10) Form of Distribution Agreement with LMIS, with respect to Legg Mason Global Currents International Small Cap Opportunity Fund, is incorporated herein by reference to Post-Effective Amendment No. 178.

(11) Form of Distribution Agreement with LMIS dated August 5, 2010 is incorporated herein by reference to Post-Effective Amendment No. 218.

(f) (1) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 60 as filed with the SEC on December 5, 2006 (“Post-Effective Amendment No. 60”).

(2) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 61 as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 61”).

(3) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 61.

(4) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 61.

(5) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 61.

(g) (1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated October 5, 2012, is incorporated herein by reference to Post-Effective Amendment No. 249.

(2) Fund Accounting Services Agreement with State Street, dated October 5, 2012, is incorporated herein by reference to Post-Effective Amendment No. 249.

(3) Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement with State Street, effective as of November 30, 2012, is incorporated herein by reference to Post-Effective Amendment No. 249.

(4) Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement with State Street is incorporated herein by reference to Post-Effective Amendment No. 259.

(h) (1) Transfer Agency and Services Agreement, dated January 1, 2006, between the Registrant and BNY Mellon Investment Servicing (US) Inc. (“BNY”) (formerly PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Post-Effective Amendment No. 56.

(2) Co-Transfer Agency and Services Agreement, dated April 1, 2009, between the Registrant and BNY incorporated herein by reference to Post-Effective Amendment No. 147 as filed with the SEC on July 29, 2009.

(3) Form of Letter Agreement amending the Co-Transfer Agency and Services Agreement, dated April 1, 2009, between the Registrant and BNY is incorporated herein by reference to Post-Effective Amendment No. 238.

(4) Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and Boston Financial Data Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 141.

(5) Form of Letter Agreement amending the Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and Boston Financial Data Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 238.

(6) Form of Letter Agreement amending the Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and Boston Financial Data Services, Inc., dated November 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 249.

(7) Form of Letter Agreement amending the Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and Boston Financial Data Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 259.

(8) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 58 as filed with the SEC on April 28, 2006 (“Post-Effective Amendment No. 58”).

(9) License Agreement between the Registrant and Citigroup Inc. dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 58.

(10) Form of Fee Waiver and Expense Reimbursement Agreement is incorporated herein by reference to Post-Effective Amendment No. 60.

(11) Letter Agreement amending the Transfer Agency and Services Agreement with BNY, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(12) Form of Fee Waiver and Expense Reimbursement Agreement with respect to Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%) and Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 95.

(13) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2015 (formerly known as Legg Mason Partners Target Retirement 2015), is incorporated herein by reference to Post-Effective Amendment No. 120.

(14) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2020 (formerly known as Legg Mason Partners Target Retirement 2020), is incorporated herein by reference to Post-Effective Amendment No. 120.

(15) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2025 (formerly known as Legg Mason Partners Target Retirement 2025), is incorporated herein by reference to Post-Effective Amendment No. 120.

(16) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2030 (formerly known as Legg Mason Partners Target Retirement 2030), is incorporated herein by reference to Post-Effective Amendment No. 120.

(17) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2035 (formerly known as Legg Mason Partners Target Retirement 2035), is incorporated herein by reference to Post-Effective Amendment No. 120.

(18) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2040 (formerly known as Legg Mason Partners Target Retirement 2040), is incorporated herein by reference to Post-Effective Amendment No. 120.

(19) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2045 (formerly known as Legg Mason Partners Target Retirement 2045), is incorporated herein by reference to Post-Effective Amendment No. 120.

(20) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2050 (formerly known as Legg Mason Partners Target Retirement 2050), is incorporated herein by reference to Post-Effective Amendment No. 120.

(21) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement Fund (formerly known as Legg Mason Partners Target Retirement Fund), is incorporated herein by reference to Post-Effective Amendment No. 120.

(22) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(23) Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees are incorporated herein by reference to Post-Effective Amendment No. 198 filed on April 26, 2011.

(24) Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees with respect to Legg Mason Dynamic Multi-Strategy Fund are incorporated herein by reference to Post-Effective Amendment No. 238.

(25) Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees with respect to ClearBridge Select Fund are incorporated herein by reference to Post-Effective Amendment No. 249.

(26) Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees are incorporated herein by reference to Post-Effective Amendment No. 259.

(i) (1) Opinion of Counsel regarding legality of shares being registered is incorporated herein by reference to Pre-Effective Amendment No. 1 filed on December 6, 1991 (“Pre-Effective Amendment No. 1”).

(2) Legal Counsel’s consent is incorporated herein by reference to Post-Effective Amendment No. 24 as filed with the SEC on March 30, 1999 (“Post-Effective Amendment No. 24”).

(3) Opinion and Consent of Counsel regarding the legality of shares being registered is incorporated herein by reference to Post-Effective Amendment No. 70.

(4) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R shares of Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%) and Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund) is incorporated by reference to Post-Effective Amendment No. 75 filed on November 19, 2007 (“Post-Effective Amendment No. 75”).

(5) Opinion of Venable LLP regarding legality of Class FI and Class R shares of Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%) and Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund) is incorporated by reference to Post-Effective Amendment No. 75.

(6) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R Shares of Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly Legg Mason Partners Fundamental Value Fund) and Legg Mason ClearBridge Small Cap Value Fund (formerly Legg Mason Partners Small Cap Value Fund) is incorporated by reference to Post-Effective Amendment No. 76.

(7) Opinion of Venable LLP regarding legality of Class FI and Class R Shares of Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly Legg Mason Partners Fundamental Value Fund) and Legg Mason ClearBridge Small Cap Value Fund (formerly Legg Mason Partners Small Cap Value Fund) is incorporated by reference to Post-Effective Amendment No. 76.

(8) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R shares of Legg Mason ClearBridge Tactical Dividend Income Fund (formerly known as Legg Mason ClearBridge Diversified Large Cap Growth Fund), Legg Mason ClearBridge Dividend Strategy Fund (formerly known as Legg Mason Partners Dividend Strategy Fund), Legg Mason Esemplia Emerging Markets

Equity Fund (formerly known as Legg Mason Partners Emerging Markets Equity Fund) and Legg Mason Global Currents International All Cap Opportunity Fund (formerly known as Legg Mason Partners International All Cap Opportunity Fund) is incorporated by reference to Post-Effective Amendment No. 78.

(9) Opinion of Venable LLP regarding legality of Class FI and Class R shares of Legg Mason ClearBridge Tactical Dividend Income Fund (formerly known as Legg Mason ClearBridge Diversified Large Cap Growth Fund), Legg Mason ClearBridge Dividend Strategy Fund (formerly known as Legg Mason Partners Dividend Strategy Fund), Legg Mason Esemplia Emerging Markets Equity Fund (formerly known as Legg Mason Partners Emerging Markets Equity Fund) and Legg Mason Global Currents International All Cap Opportunity Fund (formerly known as Legg Mason Partners International All Cap Opportunity Fund) is incorporated by reference to Post-Effective Amendment No. 78.

(10) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R shares of Legg Mason ClearBridge Mid Cap Core Fund (formerly known as Legg Mason Partners Mid Cap Core Fund) is incorporated by reference to Post-Effective Amendment No. 79 as filed with the SEC on December 28, 2007 (“Post-Effective Amendment No. 79”).

(11) Opinion of Venable LLP regarding legality of Class FI and Class R shares of Legg Mason ClearBridge Mid Cap Core Fund (formerly known as Legg Mason Partners Mid Cap Core Fund) is incorporated by reference to Post-Effective Amendment No. 79.

(12) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R shares of Legg Mason Batterymarch Global Equity Fund (formerly known as Legg Mason Partners Global Equity Fund) is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC on February 5, 2008 (“Post-Effective Amendment No. 82”).

(13) Opinion of Venable LLP regarding legality of Class FI and Class R shares of Legg Mason Batterymarch Global Equity Fund (formerly known as Legg Mason Partners Global Equity Fund) is incorporated by reference to Post-Effective Amendment No. 82.

(14) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class A, C, FI, R, I and IS shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners U.S. Large Cap Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 87.

(15) Opinion of Venable LLP regarding the legality of Class A, C, FI, R, I and IS shares of Legg Mason Batterymarch U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners U.S. Large Cap Equity Fund) is incorporated herein by reference to Post-Effective Amendment No. 87.

(16) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class IS shares of Legg Mason ClearBridge Appreciation Fund (formerly known as Legg Mason Partners Appreciation Fund), Class FI and Class R Shares of Legg Mason ClearBridge Equity Income Builder Fund (formerly known as Legg Mason ClearBridge Capital and Income Fund), Class FI, Class R and Class IS shares of Legg Mason ClearBridge Capital Fund (formerly known as Legg Mason Partners Capital Fund), Class FI and Class R shares of Legg Mason ClearBridge Equity Fund (formerly known as Legg Mason Partners Equity Fund), Class FI, Class R and Class IS shares of Legg Mason ClearBridge Large Cap Value Fund (formerly known as Legg Mason Partners Investors Value Fund), Class IS shares of Legg Mason ClearBridge Small Cap Growth Fund (formerly Legg Mason Partners Small Cap Growth Fund) and Class FI and Class R shares of Legg Mason Investment Counsel Social Awareness Fund (formerly known as Legg Mason Partners Social Awareness Fund) is incorporated by reference to Post-Effective Amendment No. 90 is incorporated by reference to Post-Effective Amendment No. 90 as filed with the SEC on February 26, 2008 (“Post-Effective Amendment No. 90”).

(17) Opinion of Venable LLP regarding legality of Class IS shares of Legg Mason ClearBridge Appreciation Fund (formerly known as Legg Mason Partners Appreciation Fund), Class FI and Class R Shares of Legg Mason ClearBridge Equity Income Builder Fund (formerly known as Legg Mason ClearBridge Capital and Income Fund), Class FI, Class R and Class IS shares of Legg Mason ClearBridge Capital Fund (formerly known as Legg Mason Partners Capital Fund), Class FI and Class R shares of Legg Mason ClearBridge Equity Fund (formerly known as Legg Mason Partners Equity

Fund), Class FI, Class R and Class IS shares of Legg Mason ClearBridge Large Cap Value Fund (formerly known as Legg Mason Partners Investors Value Fund), Class IS shares of Legg Mason ClearBridge Small Cap Growth Fund (formerly Legg Mason Partners Small Cap Growth Fund) and Class FI and Class R shares of Legg Mason Investment Counsel Social Awareness Fund (formerly known as Legg Mason Partners Social Awareness Fund) is incorporated by reference to Post-Effective Amendment No. 90.

(18) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class IS Shares of Legg Mason ClearBridge Aggressive Growth Fund (formerly Legg Mason Partners Aggressive Growth Fund), Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly Legg Mason Partners Fundamental Value Fund), Legg Mason Global Currents International All Cap Opportunity Fund (formerly Legg Mason Partners International All Cap Opportunity Fund), Legg Mason ClearBridge Large Cap Growth Fund (formerly Legg Mason Partners Large Cap Growth Fund) and Legg Mason ClearBridge Mid Cap Core Fund (formerly Legg Mason Partners Mid Cap Core Fund) is incorporated herein by reference to Post-Effective Amendment No. 103 as filed with the SEC on May 5, 2008 (“Post-Effective Amendment No. 103”).

(19) Opinion of Venable LLP regarding legality of Class IS Shares of Legg Mason ClearBridge Aggressive Growth Fund (formerly Legg Mason Partners Aggressive Growth Fund), Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly Legg Mason Partners Fundamental Value Fund), Legg Mason Global Currents International All Cap Opportunity Fund (formerly Legg Mason Partners International All Cap Opportunity Fund), Legg Mason ClearBridge Large Cap Growth Fund (formerly Legg Mason Partners Large Cap Growth Fund) and Legg Mason ClearBridge Mid Cap Core Fund (formerly Legg Mason Partners Mid Cap Core Fund) is incorporated herein by reference to Post-Effective Amendment No. 103.

(20) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and R shares of Legg Mason Investment Counsel Financial Services Fund (formerly Legg Mason Partners Financial Services Fund) is incorporated by reference to Post-Effective Amendment No. 104 as filed with the SEC on May 7, 2008 (“Post-Effective Amendment No. 104”).

(21) Opinion of Venable LLP regarding legality of Class FI and R shares of Legg Mason Investment Counsel Financial Services Fund (formerly Legg Mason Partners Financial Services Fund) is incorporated by reference to Post-Effective Amendment No. 104.

(22) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and Class R shares of Legg Mason Capital Management All Cap Fund (formerly Legg Mason Partners All Cap Fund) is incorporated herein by reference to Post-Effective Amendment No. 108 as filed with the SEC on May 30, 2008 (“Post-Effective Amendment No. 108”).

(23) Opinion of Venable LLP regarding legality of Class FI and Class R shares Legg Mason Capital Management All Cap Fund (formerly Legg Mason Partners All Cap Fund) is incorporated herein by reference to Post-Effective Amendment No. 108.

(24) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class A, C, FI, R, I and IS shares of Legg Mason Target Retirement 2015 (formerly Legg Mason Partners Target Retirement 2015), Legg Mason Target Retirement 2020 (formerly Legg Mason Partners Target Retirement 2020), Legg Mason Target Retirement 2025 (formerly Legg Mason Partners Target Retirement 2025) , Legg Mason Target Retirement 2030(formerly Legg Mason Partners Target Retirement 2030) , Legg Mason Target Retirement 2035 (formerly Legg Mason Partners Target Retirement 2035) , Legg Mason Target Retirement 2040 (formerly Legg Mason Partners Target Retirement 2040) , Legg Mason Target Retirement 2045 (formerly Legg Mason Partners Target Retirement 2045) , Legg Mason Target Retirement 2050 (formerly Legg Mason Partners Target Retirement 2050) and Legg Mason Target Retirement Fund (formerly Legg Mason Partners Target Retirement Fund) is incorporated by reference to Post-Effective Amendment No. 110.

(25) Opinion of Venable LLP regarding legality of Class A, C, FI, R, I and IS shares of Legg Mason Target Retirement 2015 (formerly Legg Mason Partners Target Retirement 2015), Legg Mason Target Retirement 2020 (formerly Legg Mason Partners Target Retirement 2020), Legg Mason Target Retirement 2025 (formerly Legg Mason Partners Target Retirement 2025) , Legg Mason Target

Retirement 2030(formerly Legg Mason Partners Target Retirement 2030) , Legg Mason Target Retirement 2035 (formerly Legg Mason Partners Target Retirement 2035) , Legg Mason Target Retirement 2040 (formerly Legg Mason Partners Target Retirement 2040) , Legg Mason Target Retirement 2045 (formerly Legg Mason Partners Target Retirement 2045) , Legg Mason Target Retirement 2050 (formerly Legg Mason Partners Target Retirement 2050) and Legg Mason Target Retirement Fund (formerly Legg Mason Partners Target Retirement Fund) is incorporated by reference to Post-Effective Amendment No. 110.

(26) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of Legg Mason ClearBridge Appreciation Fund (formerly Legg Mason Partners Appreciation Fund), Legg Mason ClearBridge Large Cap Value Fund (formerly Legg Mason ClearBridge Investors Value Fund), Legg Mason Batterymarch Global Equity Fund (formerly Legg Mason Partners Global Equity Fund) and Legg Mason ClearBridge Small Cap Growth Fund (Legg Mason Partners Small Cap Growth Fund) is incorporated by reference to Post-Effective Amendment No. 137.

(27) Opinion of Venable LLP regarding the legality of Class R1 shares of Legg Mason ClearBridge Appreciation Fund (formerly Legg Mason Partners Appreciation Fund), Legg Mason ClearBridge Large Cap Value Fund (formerly Legg Mason ClearBridge Investors Value Fund), Legg Mason Batterymarch Global Equity Fund (formerly Legg Mason Partners Global Equity Fund) and Legg Mason ClearBridge Small Cap Growth Fund (Legg Mason Partners Small Cap Growth Fund) is incorporated by reference to Post-Effective Amendment No. 137.

(28) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of Legg Mason Target Retirement 2015 (formerly Legg Mason Partners Target Retirement 2015), Legg Mason Target Retirement 2020 (formerly Legg Mason Partners Target Retirement 2020), Legg Mason Target Retirement 2025 (formerly Legg Mason Partners Target Retirement 2025) , Legg Mason Target Retirement 2030(formerly Legg Mason Partners Target Retirement 2030) , Legg Mason Target Retirement 2035 (formerly Legg Mason Partners Target Retirement 2035) , Legg Mason Target Retirement 2040 (formerly Legg Mason Partners Target Retirement 2040) , Legg Mason Target Retirement 2045 (formerly Legg Mason Partners Target Retirement 2045) , Legg Mason Target Retirement 2050 (formerly Legg Mason Partners Target Retirement 2050) and Legg Mason Target Retirement Fund (formerly Legg Mason Partners Target Retirement Fund) is incorporated by reference to Post-Effective Amendment No. 140 as filed with the SEC on April 1, 2009 (“Post-Effective Amendment No. 140”).

(29) Opinion of Venable LLP regarding the legality of Class R1 shares of Legg Mason Target Retirement 2015 (formerly Legg Mason Partners Target Retirement 2015), Legg Mason Target Retirement 2020 (formerly Legg Mason Partners Target Retirement 2020), Legg Mason Target Retirement 2025 (formerly Legg Mason Partners Target Retirement 2025) , Legg Mason Target Retirement 2030(formerly Legg Mason Partners Target Retirement 2030) , Legg Mason Target Retirement 2035 (formerly Legg Mason Partners Target Retirement 2035) , Legg Mason Target Retirement 2040 (formerly Legg Mason Partners Target Retirement 2040) , Legg Mason Target Retirement 2045 (formerly Legg Mason Partners Target Retirement 2045) , Legg Mason Target Retirement 2050 (formerly Legg Mason Partners Target Retirement 2050) and Legg Mason Target Retirement Fund (formerly Legg Mason Partners Target Retirement Fund) is incorporated by reference to Post-Effective Amendment No. 140.

(30) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class A, Class C, Class I, Class FI, Class R and Class IS shares of Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(31) Opinion of Venable LLP regarding legality of Class A, Class C, Class I, Class FI, Class R and Class IS shares of Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(32) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of Legg Mason Capital Management All Cap Fund (formerly Legg Mason Partners All Cap Fund) is incorporated herein by reference to Post-Effective Amendment No. 146.

(33) Opinion of Venable LLP regarding the legality of Class R1 shares of Legg Mason Capital Management All Cap Fund (formerly Legg Mason Partners All Cap Fund) is incorporated herein by reference to Post-Effective Amendment No. 146.

(34) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class R1 Shares of Legg Mason ClearBridge Aggressive Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 149 as filed with the SEC on October 30, 2009 (“Post-Effective Amendment No. 149”).

(35) Opinion of Venable LLP regarding legality of Class R1 Shares of Legg Mason ClearBridge Aggressive Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 149.

(36) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of Legg Mason ClearBridge Fundamental Value Fund and Legg Mason ClearBridge Small Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 150.

(37) Opinion of Venable LLP regarding the legality of Class R1 shares of Legg Mason ClearBridge Fundamental Value Fund and Legg Mason ClearBridge Small Cap Value Fund is incorporated herein by reference to Post-effective Amendment No. 150.

(38) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of Legg Mason ClearBridge Capital Fund, Legg Mason ClearBridge Tactical Dividend Income Fund (formerly known as Legg Mason ClearBridge Diversified Large Cap Growth Fund), Legg Mason ClearBridge Dividend Strategy Fund, Legg Mason Esemplia Emerging Markets Equity Fund, Legg Mason ClearBridge Equity Fund, Legg Mason Global Currents International All Cap Opportunity Fund and Legg Mason ClearBridge Mid Cap Core Fund is incorporated by reference to Post-Effective Amendment No. 153 as filed with the SEC on November 24, 2009 (“Post-Effective Amendment No. 153”).

(39) Opinion of Venable LLP regarding the legality of Class R1 shares of Legg Mason ClearBridge Capital Fund, Legg Mason ClearBridge Tactical Dividend Income Fund (formerly known as Legg Mason ClearBridge Diversified Large Cap Growth Fund), Legg Mason ClearBridge Dividend Strategy Fund, Legg Mason Esemplia Emerging Markets Equity Fund, Legg Mason ClearBridge Equity Fund, Legg Mason Global Currents International All Cap Opportunity Fund and Legg Mason ClearBridge Mid Cap Core Fund is incorporated by reference to Post-Effective Amendment No. 153.

(40) Opinion of Willkie Farr & Gallagher LLP regarding the legality of Class R1 shares of Legg Mason ClearBridge Large Cap Growth Fund and Legg Mason Batterymarch U.S. Large Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 155 as filed with the SEC on January 6, 2010 (“Post-Effective Amendment No. 155”).

(41) Opinion of Venable LLP regarding the legality of Class R1 shares of Legg Mason ClearBridge Large Cap Growth Fund and Legg Mason Batterymarch U.S. Large Cap Equity Fund is incorporated herein by reference to Post-Effective Amendment No. 155.

(42) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class IS shares and Class R1 shares of Legg Mason ClearBridge Equity Income Builder Fund is incorporated herein by reference to Post-Effective Amendment No. 159.

(43) Opinion of Venable LLP regarding legality of Class IS shares and Class R1 shares of Legg Mason ClearBridge Equity Income Builder Fund is incorporated herein by reference to Post-Effective Amendment No. 159.

(44) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class R1 shares of Legg Mason Investment Counsel Social Awareness Fund, Legg Mason Lifestyle Allocation 100%, Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, Legg Mason Lifestyle Allocation 30% and Legg Mason Lifestyle Income Fund is incorporated by reference to Post-Effective Amendment No. 162.

(45) Opinion of Venable LLP regarding legality of Class R1 shares of Legg Mason Investment Counsel Social Awareness Fund, Legg Mason Lifestyle Allocation 100%, Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50%, Legg Mason Lifestyle Allocation 30% and Legg Mason Lifestyle Income Fund is incorporated by reference to Post-Effective Amendment No. 162.

(46) Opinion of Venable LLP regarding legality of Class R1 shares of Legg Mason Investment Counsel Financial Services Fund (formerly Legg Mason Barrett Financial Services Fund) is incorporated by reference to Post-Effective Amendment No. 170 as filed with the SEC on May 27, 2010.

(47) Opinion of Venable LLP regarding the legality of Class A, Class C, Class FI, Class R, Class R1, Class I and Class IS shares of Legg Mason ClearBridge Mid Cap Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 171.

(48) Opinion of Venable LLP regarding the legality of shares of Class A, Class C, Class FI, Class R, Class R1, Class I and Class IS shares of Legg Mason Global Currents International Small Cap Opportunity Fund is incorporated herein by reference to Post-Effective Amendment No. 172.

(49) Opinion of Venable LLP regarding the legality of shares of Class A, Class C, Class FI, Class R, Class I and Class IS shares of Legg Mason Dynamic Multi-Strategy Fund is incorporated herein by reference to Post-Effective Amendment No. 230.

(50) Opinion of Venable LLP regarding the legality of shares of Class A, Class C, Class FI, Class R, Class I and Class IS shares of Legg Mason ClearBridge Select Fund is incorporated herein by reference to Post-Effective Amendment No. 246.

(51) Opinion of Venable LLP regarding the legality of shares of Class A, Class C, Class FI, Class R, Class I and Class IS shares of Legg Mason Batterymarch Managed Volatility International Dividend Fund and Legg Mason Batterymarch Managed Volatility Global Dividend Fund incorporated herein by reference to Post-Effective Amendment No. 251 as filed with the SEC on December 12, 2012.

(52) Opinion of Venable LLP regarding legality of Class IS Shares of ClearBridge Small Cap Value Fund and ClearBridge Tactical Dividend Income Fund is incorporated herein by reference to Post-Effective Amendment No. 265 as filed with the SEC on March 21, 2013.

(53) Opinion of Venable LLP regarding legality of Class 1 Shares of ClearBridge Large Cap Value Fund is incorporated herein by reference to Post-Effective Amendment No. 269.

(54) Opinion of Venable LLP regarding the legality of shares of Class A, Class C, Class FI, Class R, Class I and Class IS shares of ClearBridge Energy MLP & Infrastructure Fund is incorporated herein by reference to Post-Effective Amendment No. 271 as filed with the SEC on May 16, 2013.

(j) (1) Consents of Independent Registered Public Accounting Firm are filed herewith.

(2) Power of Attorney, dated November 3, 2011, is incorporated herein by reference to Post-Effective Amendment No. 215.

(3) Power of Attorney, dated January 31, 2012 is incorporated herein by reference to Post-Effective Amendment No. 220 as filed with the SEC on February 22, 2012.

(4) Power of Attorney, dated February 6, 2013 is incorporated herein by reference to Post-Effective Amendment No. 257.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1.

(m) (1) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 74.

(2) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 81 as filed with the SEC on January 29, 2008.

(3) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 86 as filed with the SEC on February 15, 2008.

(4) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of August 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 119 as filed with the SEC on August 28, 2008 (“Post-Effective Amendment No. 119”).

(5) Amended Shareholder Services and Distribution Plan relating to Class R1 Shares dated as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137.

(6) Amended Shareholder Services and Distribution Plan relating to Class R1 Shares dated as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 146.

(7) Amended Shareholder Services and Distribution Plan dated as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159.

(8) Amended Shareholder Services and Distribution Plan dated as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162.

(9) Amended Shareholder Services and Distribution Plan dated as of August 5, 2010 is incorporated herein by reference to Post-Effective Amendment No. 177.

(n)(1) Rule 18f-3(d) Multiple Class Plan of the Registrant pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 76.

(o) Not Applicable.

(p)(1) Code of Ethics of Legg Mason & Co., LLC (adopted by LMPFA, LMIS and LMGAA) is incorporated herein by reference to Post-Effective Amendment No. 215.

(2)	Code of Ethics of LMIE is incorporated herein by reference to Post-Effective Amendment No. 61.

(3)	Code of Ethics of Batterymarch dated February 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 61.

(4)	Code of Ethics of LMIC is incorporated herein by reference to Post-Effective Amendment No. 62 as filed with the SEC on January 10, 2007 (“Post-Effective Amendment No. 62”).

(5)	Code of Ethics of LMCM is incorporated herein by reference to Post-Effective Amendment No. 73.

(6)	Code of Ethics of GCIM is incorporated herein by reference to Post-Effective Amendment No. 111 as filed with the SEC on July 3, 2008.

(7)	Code of Ethics of Permal is incorporated herein by reference to Post-Effective Amendment No. 141.

(8)	Code of Ethics of ClearBridge is incorporated herein by reference to Post-Effective Amendment No. 148 as filed with the SEC on August 26, 2009.

(9)	Code of Ethics of WAM is incorporated herein by reference to Post-Effective Amendment No. 215.

Item 29.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

The response to this item is incorporated herein by reference to Pre-Effective Amendment No. 1.

The directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Reference is hereby made to (a) paragraph 9 of the Distribution Agreement between the Registrant and LMIS, incorporated by reference herein.

Item 31.	Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Investment Adviser—Legg Mason Capital Management, LLC. (“LMCM”)

LMCM is organized under the laws of the State of Maryland as a limited liability company. LMCM is a direct wholly-owned subsidiary of Legg Mason.

LMCM is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of LMCM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMCM pursuant to the Advisers Act (SEC File No. 801-18115).

Subadviser—ClearBridge Investments, LLC (formerly known as ClearBridge Advisors, LLC) (“ClearBridge”)

ClearBridge was organized under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason.

ClearBridge is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of ClearBridge together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by ClearBridge pursuant to the Advisers Act (SEC File No. 801-64710).

Subadviser—Batterymarch Financial Management, Inc. (“Batterymarch”)

Batterymarch was organized under the laws of the State of Maryland as a corporation. Batterymarch is an indirect wholly-owned subsidiary of Legg Mason.

Batterymarch is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of Batterymarch together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Batterymarch pursuant to the Advisers Act (SEC File No. 801- 48035).

Subadviser—Legg Mason International Equities Limited (“LMIE”)

The list required by this Item 31 of officers and directors of LMIE, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMIE pursuant to the Advisers Act (SEC File No. 801-57655).

Subadviser—Legg Mason Global Asset Allocation, LLC (“LMGAA”).

LMGAA is organized under the laws of the State of Delaware as a limited liability company. LMGAA is a wholly-owned subsidiary of Legg Mason.

LMGAA is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of LMGAA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMGAA pursuant to the Advisers Act (SEC File No. 801-67287).

Subadviser—Legg Mason Investment Counsel, LLC (“LMIC”)

LMIC is organized under the laws of the State of Maryland as a limited liability company. LMIC is a wholly-owned subsidiary of Legg Mason.

LMIC is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of LMIC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMIC pursuant to the Advisers Act (SEC File No. 801-63656).

Subadviser—Permal Asset Management Inc. (“Permal”)

Permal was formed in June 2002 under the laws of the State of Delaware as a corporation. Permal is a wholly-owned subsidiary of Legg Mason. Permal is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of Permal, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Permal pursuant to the Advisers Act (SEC File No. 801-61864).

Subadviser—Western Asset Management Company (“WAM”)

WAM is an investment adviser registered with the SEC under the Advisers Act. The following is a list of the officers and directors of WAM.

Directors

Ronald R. Dewhurst

James W. Hirschmann III

Jeffrey A. Nattans

Officers

Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann III	Chief Executive Officer and President
James J. Flick	Director of Global Client Service and Marketing
Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

Following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner or trustee.

Officer/Director	Other Offices Held
Jeffrey A. Nattans	Director, WAM
Vice President, Legg Mason, Inc.
Manager and Vice President, LMIH
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

Officer/Director	Other Offices Held
James W. Hirschmann III	Director, WAM
Director, WAML

Item 32.	Principal Underwriter

(a) LMIS, the distributor of the Registrant, is a distributor of funds that are series of the following registrants: Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust, Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Capital Management Growth Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Capital Management Special Investment Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Capital Management Value Trust, Inc., Western Asset Funds, Inc. and Legg Mason Global Asset Management Trust.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Name and Principal Business Address*	Position and Offices with Underwriter – LMIS	Positions and Offices with Registrant
Thomas J. Hirschmann	Co-Managing Director	None

Joseph A. Sullivan	Co-Managing Director	None

Jeremy O’Shea 100 First Stamford Pl. Stamford, CT 06902-6732	Vice President	None

Matthew Schiffman	Vice President	None
100 First Stamford Pl.
Stamford, CT 06902-6732

Jason Bennett	Chief Financial Officer, Treasurer	None
and Financial Reporting Officer

Kenneth D. Cieprisz	Chief Compliance Officer	None
620 8th Avenue, 49th Floor
New York, NY 10018

Elisabeth F. Craig	Secretary	None

Vicki Schmelzer	Assistant Secretary	None

Susan Kerr	AML Compliance Officer	None
100 First Stamford Pl.
Stamford, CT 06902

*	All addresses are 100 International Drive, Baltimore, Maryland 21202, unless otherwise indicated.

(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

(1) Legg Mason Partners Equity Trust

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Investment Managers:

(2) Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

(3) Legg Mason Capital Management, LLC

100 International Drive

Baltimore, MD 21202

With respect to the Registrant’s Subadvisers:

(4) Legg Mason International Equities Limited

620 Eighth Avenue

New York, NY 10018

(5) Batterymarch Financial Management, Inc.

John Hancock Tower

200 Clarendon Street

Boston, MA 02116

(6) ClearBridge Investments, LLC

620 Eighth Avenue

New York, NY 10018

(7) Legg Mason Global Asset Allocation, LLC

100 First Stamford Place

Stamford, CT 06902

620 Eighth Avenue

New York, NY 10018

(8) Legg Mason Investment Counsel, LLC

100 International Drive

Baltimore, MD 21202

(9) Permal Asset Management Inc.

900 Third Avenue

New York, NY 10022

(10) c/o Western Asset Management Company

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Custodian:

(11) State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agent:

(12) Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

(13) BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

With respect to the Registrant’s Distributor:

(14) Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS EQUITY TRUST, hereby certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 21st day of May 2013.

LEGG MASON PARTNERS EQUITY TRUST, on behalf of Legg Mason Dynamic Multi-Strategy Fund, Legg Mason Investment Counsel Social Awareness Fund, Legg Mason Lifestyle Allocation 85%, Legg Mason Lifestyle Allocation 70%, Legg Mason Lifestyle Allocation 50% and Legg Mason Lifestyle Allocation 30%.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on May 21, 2013.

Signature	Title

/s/ R. Jay Gerken	President, Chief Executive Officer and Trustee
R. Jay Gerken

/s/ Richard F. Sennett	Principal Financial Officer
Richard F. Sennett

Paul R. Ades*	Trustee
Paul R. Ades

Andrew L. Breech*	Trustee
Andrew L. Breech

Dwight B. Crane*	Trustee
Dwight B. Crane

Frank G. Hubbard*	Trustee
Frank G. Hubbard

Howard J. Johnson*	Trustee
Howard J. Johnson

Jerome H. Miller*	Trustee
Jerome H. Miller

Ken Miller*	Trustee
Ken Miller

John J. Murphy*	Trustee
John J. Murphy

Thomas F. Schlafly*	Trustee
Thomas F. Schlafly

Jerry A. Viscione*	Trustee
Jerry A. Viscione

*By:	/s/ R. Jay Gerken
R. Jay Gerken, as Agent

INDEX TO EXHIBITS

Index No.	Description of Exhibit

(j)(1)	Consents of Independent Registered Public Accounting Firm